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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

Voya Funds Trust (Formerly
known as, ING Funds Trust)
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd. Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2014

Classes A, B, C, I, O, P*, R, R6 and W

Fixed-Income Funds

■	Voya GNMA Income Fund (formerly, ING GNMA Income Fund)
■	Voya High Yield Bond Fund (formerly, ING High Yield Bond Fund)
■	Voya Intermediate Bond Fund (formerly, ING Intermediate Bond Fund)
■	Voya Short Term Bond Fund (formerly, ING Short Term Bond Fund)
■	Voya Strategic Income Fund (formerly, ING Strategic Income Fund)

*	Patent Pending

      E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com	VoyaTM Investment Management was formerly ING U.S. Investment Management

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	14
Report of Independent Registered Public Accounting Firm	16
Statements of Assets and Liabilities	17
Statements of Operations	21
Statements of Changes in Net Assets	23
Financial Highlights	26
Notes to Financial Statements	30
Summary Portfolios of Investments	47
Tax Information	83
Shareholder Meeting Information	84
Trustee and Officer Information	86

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Stability, opportunity and continuity

Dear Shareholder,

As the French say, the more things change, the more they stay the same. Though the global economy is slowly sputtering back to life, the world remains enthralled by old policy notions that led us to the brink of collapse in 2008. In many nations we continue to see political ideology trump economic reality, generally at the expense of the citizenry.

The world needs some new thinking, and we may get it from an unexpected source: the International Monetary Fund. In recent reports, the IMF assesses key risks facing the stability of the global financial system, as the advanced and emerging economies shift from “liquidity-driven” to “growth-driven” markets. While markets are becoming more robust, the transition is far from complete, and the IMF observes that “In far too many countries, improvements in financial markets have not translated into improvements in the real economy — and in the lives of people.” Perhaps as the global economy stabilizes we will see new policy recommendations for sustaining better economic outcomes.

In the meantime, we must strive to reach our investment goals in the marketplace that now exists. It’s always true but bears repeating that you should invest to achieve your long-term goals, not to beat the market today or this week or this month. Keep your eye on your goals and don’t let yourself be distracted by events in China or Ukraine or anywhere else that produces attention-grabbing headlines. And always thoroughly discuss your situation with your financial advisor before making any changes to your plans or your investments.

Reaching investment goals is a long-term process, a journey in which stability and continuity play important parts. On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity: there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
Executive Vice President
Voya Family of Funds
May 1, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2014

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (the “Index”), had already gained 8.26%. In the second half a change in the dynamics of investor sentiment seemed to emerge and in the end the Index returned 18.58% for the whole fiscal year. (The Index returned 19.07% for the one year ended March 31, 2014, measured in U.S. dollars.)

In the U.S., investor confidence was cushioned by the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases in the face of an unimpressive economic recovery. Gross Domestic Product (“GDP”) in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by 2.5%. As late as October, fewer than 150,000 jobs were being created per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. Nervous central bankers were forced to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the forces shaping investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of its bond purchases. Surprisingly, on the day before Chairman Bernanke’s address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed’s decision not to taper.

Congressional gridlock in October briefly jolted markets. But a deal to postpone the day of reckoning was reached on October 16 and they quickly regained their poise.

Increasingly it appeared that investors were reconciled to tapering, no longer treating “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And better news was starting to flow. A limited budget deal was reached on December 11. The unemployment rate fell to 7.0%. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving. When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets barely flinched and the Index ended 2013 at a new all-time high.

There was little movement after that, however. Some U.S. data deteriorated, perhaps weather-related: average monthly new jobs created slumped back to 130,000, (despite a fall in the unemployment rate to 6.7%); fourth quarter GDP growth retreated to 2.6% while retail sales languished. New political turmoil flared in Eastern Europe as Russia annexed the Crimea after the president of Ukraine was deposed. A continuing slowdown and fears of financial instability in China also muted sentiment.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds slipped 0.17% in the fiscal year. The anticipated end to quantitative easing undermined longer-dated issues. The Barclays Long Term U.S. Treasury sub-index dropped 4.18%, but recovered in the final three months most of a much larger loss suffered in the first nine. The Barclays U.S. Corporate Investment Grade Bond sub-index added 1.47%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.53%.

U.S. equities, represented by the S&P 500® Index including dividends, surged 21.86%, ending just below its March 7 all-time high. The health care sector did best with a gain of 29.24%, followed by industrials 27.29%. Easily the worst performer was the telecommunications sector 2.32%, then utilities 10.28%. Record operating earnings per share for S&P 500® companies in the fourth quarter of 2013, supported by low interest rates and slow wage growth, were expected to erode in the next quarter.

In currencies, the dollar fell 6.90% against the euro during the 12 months and 8.79% against the pound on better economic news from Europe, especially the UK. But the dollar gained 9.56% on the yen in the face of the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index rose 17.78% during the fiscal year, but has retreated by more than 7% in 2014. GDP grew for five consecutive quarters, albeit at declining rates. From October core consumer prices started rising again after years of decline. The MSCI Europe ex UK® Index jumped 20.59%. The euro zone finally recorded quarterly GDP growth of 0.3% in the second quarter of 2013 after six straight quarterly declines, followed by slim gains of 0.1% and 0.3%. The closely watched composite purchasing managers’ index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.0%, near an all-time high. The MSCI UK® Index added just 6.36%, burdened by heavyweight laggards especially among banks and food retailers. GDP in the third quarter of 2013 grew an improved 0.8% followed by 0.7%, while unemployment continued to fall. But concerns persisted about a housing bubble and consumer prices rising faster than wages.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays GNMA Index	An unmanaged index comprised of all fixed security mortgage pools sponsored by GNMA, including GNMA Graduated Payment Mortgages.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. 1-3 Year Government / Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Universal Bond Index
The Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. These securities are not double-counted in the index. The U.S. Universal index was created on January 1, 1999, with index history backfilled to January 1, 1990.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA GNMA INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of March 31, 2014 (as a percentage of net assets)

U.S. Government Agency Obligations	108.2%
U.S. Treasury Obligations	0.7%
Collateralized Mortgage Obligations	0.1%
Liabilities in Excess of Other Assets	(9.0)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Voya GNMA Income Fund* (the “Fund”) seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Peter Guan, Jeff Dutra and Justin McWhorter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.

Performance: For the year ended March 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of –0.35%, compared to the Barclays GNMA Index which returned –0.18%, for the same period.

Portfolio Specifics: Significant volatility hit the bond market as the fiscal year began. Speculation that the U.S. Federal Reserve Board (the “Fed”) would begin scaling back their large scale asset purchase program (also known as “QE3”) much earlier than the market had previously expected resulted in interest rates moving dramatically higher and agency/GNMA mortgage spreads moving much wider. U.S. 10-year Treasury rates increased from 1.85% to begin the period up to a high just above 3% in early September and again in late December 2013. They ended the annual reporting period at 2.73%. Likewise, agency and GNMA mortgage-backed security (“MBS”) spreads rapidly moved wider in May and June 2013, hitting their widest level of the year in early July. MBS spreads began to retrace much of the widening during the late summer months when, immediately following the September Fed meeting, rates once again declined and mortgage spreads tightened further as the timeline for QE3 “tapering” was pushed back to 2014. As the fiscal year ends, QE3 tapering continues and is expected to end by late 2014.

The Fund was positioned well for the early summer sell-off of interest rates and wider mortgage spreads. The Fund maintained a modestly short duration bias relative to the benchmark, while also underweighting the lowest coupon cohorts that exhibited the largest extension risk. The Fund also continued its program of identifying and adding attractive agency and GNMA-backed collateralized mortgage obligations (“CMOs”) to further enhance yields.

Current Strategy & Outlook: As the reporting period concludes, government-backed MBS have slightly lagged the performance of equal-duration Treasury securities. We believe government-backed MBS look fundamentally attractive as interest rate volatility continues to be constrained by monetary policy. In our opinion, MBS also look fairly valued relative to other high-quality spread securities, which tightened, i.e., their yields decreased, during the first quarter of 2014. Option-adjusted spread levels remain near recent highs, although nominal spreads are slightly wider. Nevertheless, even as fundamental value has improved, we believe the technical environment grows weaker as QE3 tapering gains momentum. The Fed purchase program has kept some MBS spreads anchored in early 2014, but their influence is likely to fade each month going forward in our view.

With this in mind, we continue to manage the portfolio seeking high current income investments while modestly reducing interest rate and basis risk. Our focus remains on specified GNMA pools and CMOs that provide more attractive current income while minimizing prepayment risks. Moreover, we are reducing some exposure to “lower” coupon GNMAs as hedge-adjusted yields are less attractive in our opinion, while increasing exposure to cash flows with higher coupons.

*	The Fund was formerly known as “ING GNMA Income Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	VOYA GNMA INCOME FUND

Average Annual Total Returns for the Periods Ended March 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	–2.84%	3.25%	3.62%	—
Class B(2)	–5.93%	2.63%	3.35%	—
Class C(3)	–2.08%	2.98%	3.34%	—
Class I	–0.09%	4.06%	4.43%	—
Class W	–0.09%	4.02%	—	4.83%
Excluding Sales Charge:
Class A	–0.35%	3.76%	4.13%	—
Class B	–1.11%	2.99%	3.35%	—
Class C	–1.12%	2.98%	3.34%	—
Class I	–0.09%	4.06%	4.43%	—
Class W	–0.09%	4.02%	—	4.83%
Barclays GNMA Index	–0.18%	3.91%	4.70%	4.85%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya GNMA Income Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

VOYA HIGH YIELD BOND FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of March 31, 2014 (as a percentage of net assets)

Consumer, Non-cyclical	19.2%
Communications	16.7%
Energy	14.8%
Consumer, Cyclical	14.2%
Industrial	9.7%
Basic Materials	6.7%
Technology	6.4%
Financial	4.8%
Utilities	2.1%
Diversified	0.3%
Other Asset-Backed Securities	0.3%
Consumer Discretionary	0.0%
Assets in Excess of Other Liabilities*	4.8%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya High Yield Bond Fund* (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, Matthew Toms, CFA, and Rick Cumberledge, CFA, Portfolio Managers of Voya Investment Management Co. LLC— the Sub-Adviser.

Performance: For the year ended March 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.49%, compared to the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (the “Index” or “Barclays High Yield Bond — 2% Issuer Constrained Composite”), which returned 7.53%, for the same period.

Portfolio Specifics: For a second consecutive year, our call for tighter credit spreads proved accurate, but our high yield return expectations turned out to be conservative — in this case reflecting both greater tightening of spreads and a more modest increase in Treasury rates. As was the case in the prior fiscal year, the combination of easy money and traction in the U.S. economic recovery drew investors toward greater risk. The result was once again higher equity prices and tighter credit spreads, although we did see increased volatility mid-year, when previous U.S. Federal Reserve Board (the “Fed”) Chairman Bernanke’s comments alarmed investors with the possibility of a reduction in monetary accommodation by the central bank. By calendar year-end, investors’ fears had been assuaged to the point that even breeching 3% on the 10-year Treasury could not derail the “risk-on” market mentality.

The Index returned 7.53% during the 12 months ended March 31, 2014, while like-duration Treasuries posted a loss of 0.83%. The Index’s yield-to-worst declined 0.44% to end the reporting period at 5.23%, after falling below 5% briefly when Treasury yields hit their lows in early May 2013. The high yield market spread to Treasuries tightened 98 basis points (“bp”; a basis point is one one-hundredth of one percent) to end at 3.92% over Treasuries. As is typical with spreads tightening and rates moving higher, CCC-rated bonds led the market, returning 11.1% versus 6.2% for BB-rated bonds. Top-performing sectors included consumer products, which rose 10.4% on issuer-specific merger and acquisition-related gains; and non-cable media and technology, which were up 9.9% and 9.6%, respectively, on increased confidence in economic growth. The only sector to return less than 5% for the reporting period was gaming, which gained 4.7% but lagged the market due to operating weakness resulting from oversupply in regional markets. In our opinion, the fundamental picture for high yield remains intact, with corporate balance sheets still solid and the fourth quarter 2013 earnings season showing a second consecutive quarterly pick-up in revenue and earnings growth. Default activity remained well below historical averages, at 0.7% on a par basis or 1.9% on an issuer basis, per JPMorgan.

Top Ten Holdings as of March 31, 2014* (as a percentage of net assets)

HCA Holdings, Inc., 6.250%, 02/15/21	0.9%
Sirius XM Radio, Inc., 5.750%, 08/01/21	0.8%
ArcelorMittal, 6.000%, 03/01/21	0.6%
FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	0.6%
Sprint Corp., 7.250%, 09/15/21	0.5%
Momentive Performance Materials, Inc., 8.875%, 10/15/20	0.5%
CenturyLink, Inc., 5.625%, 04/01/20	0.5%
TransDigm, Inc., 7.750%, 12/15/18	0.5%
US Coatings Acquisition, Inc. / Axalta Coating Systems Dutch Holding B BV, 7.375%, 05/01/21	0.5%
Intelsat Luxembourg SA, 7.750%, 06/01/21	0.5%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The Fund lagged its benchmark after deducting fees and operating expenses. Fund performance was driven by positive security selection across a range of sectors. Positive contributors included metals and mining, which benefited from the recovery in American Rock Salt Co. and our preference for thermal coal over metallurgical coal; energy, where we remained overweight emerging shale oil producers such as Sanchez Energy Corp. and Crownrock, LP that are driving the increase in domestic oil production; and wireless telecommunications, on strong performance by both Sprint Corp. and T-Mobile USA, Inc. as operating trends improved and industry merger and acquisition activity heated up. We failed to pick enough winners in non-cable media, most notably not owning the bonds of legacy leveraged buyout Clear Channel Communications, Inc. when that company extended the maturity of its capital structure with a debt exchange. The other notable detractor from performance was financials, where we were underweight the subordinated notes of banks and insurance companies when the changing regulatory environment incented issuers to redeem many of these bonds at a premium.

Current Strategy & Outlook: Our view of the market is little changed from what we have written in recent quarters, even with spread levels tighter. Despite weaker economic data due to the harsh winter weather, we continue to believe the U.S. economy is on the path to recovery, and we have seen an improvement in high yield credit statistics in the last two quarters. In our opinion, this scenario supports tighter credit spreads, while the Fed’s intent to keep any rise in interest rates gradual reduces the risk of a sharp uptick in volatility. In our view, high yield spreads nearly 400 bp above Treasuries offer adequate compensation for likely credit losses and the ability to absorb at least a portion of a rise in interest rates, which, in our opinion, positions high yield to outperform most other fixed income asset classes over the coming year. Macro headline risks have not gone away entirely, but, in our opinion, the successful initiation of a tapering program by the Fed may dampen headline-induced volatility in the near term.

We believe the portfolio is well positioned for the environment described above. In keeping with our view of U.S. economic recovery and continuing strong credit fundamentals, we continue to maintain a slight domestic-focused cyclical bias and an overweight to single-B profile credits (underweight BBs and what we view as the most at-risk securities of those rated CCC and below). In keeping with long-held themes, we continue to maintain an overweight to the energy and healthcare sectors. In recent months, we purchased a number of new issues that we believe offered attractive compensation for the risk involved and exited several positions that failed to demonstrate enough operating momentum to justify the risk in their balance sheets.

*	The Fund was formerly known as “ING High Yield Bond Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	VOYA HIGH YIELD BOND FUND

Average Annual Total Returns for the Periods Ended March 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class I July 31, 2008	Since Inception of Class P June 14, 2013	Since Inception of Class R January 30, 2014	Since Inception of Class W July 29, 2011
Including Sales Charge:
Class A(1)	4.85%	16.37%	6.54%	—	—	—	—
Class B(2)	1.69%	15.82%	6.24%	—	—	—	—
Class C(3)	5.69%	16.08%	6.26%	—	—	—	—
Class I	7.89%	17.46%	—	10.72%	—	—	—
Class P	—	—	—	—	8.40%	—	—
Class R	—	—	—	—	—	2.17%	—
Class W	7.78%	—	—	—	—	—	10.34%
Excluding Sales Charge:
Class A	7.49%	16.95%	7.06%	—	—	—	—
Class B	6.69%	16.04%	6.24%	—	—	—	—
Class C	6.69%	16.08%	6.26%	—	—	—	—
Class I	7.89%	17.46%	—	10.72%	—	—
Class P	—	—	—	—	8.40%	—	—
Class R	—	—	—	—	—	2.17%	—
Class W	7.78%	—	—	—	—	—	10.34%
Barclays High Yield Bond — 2% Issuer Constrained Composite	7.53%	18.14%	8.67%	11.59%	7.59%	2.22%	9.25%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

VOYA INTERMEDIATE BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of March 31, 2014 (as a percentage of net assets)

Corporate Bonds/Notes	28.5%
U.S. Treasury Obligations	22.7%
U.S. Government Agency Obligations	22.6%
Collateralized Mortgage Obligations	15.2%
Asset-Backed Securities	9.0%
Foreign Government Bonds	3.9%
Liabilities in Excess of Other Assets*	(1.9)%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Intermediate Bond Fund* (the “Fund”) seeks to maximize total return through income and capital appreciation. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.11% compared to the Barclays U.S. Aggregate Bond Index, which returned -0.10% for the same period.

Portfolio Specifics: The Fund outperformed the benchmark primarily due to favorable security selection and asset allocation. The portfolio had positive security selection, particularly within investment grade corporate bonds and commercial mortgage-backed securities (“CMBS”). We were constructive on investment grade credit as fundamentals remained healthy and spreads tightened as the U.S. economy improved. Our preference for BBB-rated securities over A-rated securities from a valuation standpoint was beneficial, as low quality bonds outperformed their higher quality counterparts over the reporting period. CMBS continued to advance from a resilient commercial real estate and housing recovery. We believe that security selection will continue to be an important driver of results given that fixed income valuations are fair by our estimation.

In terms of sector allocation, our overweight to higher yielding spread assets such as high yield and investment grade corporates and underweight to U.S. Treasury securities benefited performance. High yield was the biggest contributor as investors searched for yield. In our view, high yield spreads continue to offer reasonable compensation for default risk in the longer term.

The Fund had a modest exposure to emerging market debt, which was less favorable for our performance; we reduced over the reporting period. Emerging markets struggled, partly in response to higher developed market interest rates, driven by concerns that surfaced in May about the U.S. Federal Reserve Board’s (the “Fed”) plan to taper off its asset purchase programs. Slower Chinese growth, weaker commodity prices, turbulence in the Middle East and escalating tensions between Ukraine and Russia, to name just a few factors, caused selling pressure and significant volatility within the emerging markets.

Duration management of U.S. interest rates was traded around that of the benchmark. We held a modest out-of- benchmark allocation to non-U.S. interest rate exposure, which detracted from performance and resulted in total duration and yield curve impact being a slight drag on relative returns. Ten-year Treasury yields began low and marched higher by the end of the reporting period.

Top Ten Holdings as of March 31, 2014* (as a percentage of net assets)

United States Treasury Note, 0.750%, 03/15/17	8.1%
United States Treasury Note, 1.625%, 03/31/19	4.2%
United States Treasury Note, 0.375%, 03/31/16	3.8%
United States Treasury Bond, 3.750%, 11/15/43	2.9%
Freddie Mac, 3.500%, 08/15/41	2.6%
United States Treasury Note, 2.750%, 02/15/24	2.1%
Fannie Mae, 2.500%, 11/25/26	2.1%
United States Treasury Note/Bond, 2.250%, 03/31/21	1.6%
Fannie Mae, 3.000%, 05/01/43	1.2%
Freddie Mac, 3.000%, 05/01/43	0.9%

*Excludes short-term investments.
Portfolio holdings are subject to change daily.

Swaps, options and futures were used in conjunction with cash bonds for duration and yield curve management. Their aggregate impact, along with cash bonds, was modestly positive over the reporting period. Currency forwards were used for currency risk management. Their combined impact, along with cash bonds, was positive. Swaps and options were employed to aid in our sector and security selection management over the period. These investment decisions in total (derivative instruments and cash securities) contributed to the Fund’s relative performance over the reporting period.

Current Strategy & Outlook: We believe as climate-related uncertainty and inventory accumulation dissipate, the tailwinds of consumer re-leveraging, the housing recovery and reduced fiscal drag should continue to support above-trend U.S. growth in 2014, albeit at a tepid pace. This could support the bid for riskier fixed- and floating-rate credit-backed instruments, such as high yield and CMBS, which we believe will benefit from an improving U.S. economy. The Fund continues to hold overweights in U.S. spread sectors such as high yield and CMBS, as well as investment grade corporate bonds. We favor emerging market economies with strong fundamentals over weaker countries with high twin deficits, and we have a bias for corporates over sovereigns. Given higher U.S. rates and heightened volatility out of Russia and China, we believe emerging market performance to be differentiated by country.

In our opinion, the recent Fed meeting suggested that it’s going to take a lot more than bad weather for the central bank to change its tapering course. This, in turn, could point to an earlier beginning to the rate tightening cycle. While the first rate hike is still likely a “considerable period” away, in our opinion, the less accommodative tone out of the Fed does infuse increased volatility and uncertainty into the U.S. Treasury market, particularly on the front end of the curve. Although the market’s reaction was appropriate, the current level of rates is only appropriate in a fairly positive economic scenario in our view.

While we expect growth to reaccelerate in the second half of 2014, inflationary pressures, outside of rising food prices, remain relatively subdued. This, combined with the potential for negative data surprises in the second quarter, in our view, will keep the upward rise on rates manageable and the U.S. central bank unlikely to risk a premature withdrawal of accommodation. While we are strategically negative on interest rate risk globally, we would be more emboldened to take tactical U.S. duration risk should economic growth prove to be less robust than the market expects.

*	The Fund was formerly known as “ING Intermediate Bond Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	VOYA INTERMEDIATE BOND FUND

Average Annual Total Returns for the Periods Ended March 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class O August 13, 2004	Since Inception of Class R6 May 31, 2013	Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	–1.43%	8.01%	3.79%	—	—	—
Class B(2)	–4.48%	7.43%	3.52%	—	—	—
Class C(3)	–0.54%	7.74%	3.52%	—	—	—
Class I	1.56%	8.89%	4.63%	—	—	—
Class O	1.21%	8.54%	—	4.47%	—	—
Class R	0.96%	8.29%	4.07%	—	—	—
Class R6	—	—	—	—	1.67%	—
Class W	1.46%	9.05%	—	—	—	5.33%
Excluding Sales Charge:
Class A	1.11%	8.55%	4.29%	—	—	—
Class B	0.43%	7.73%	3.52%	—	—	—
Class C	0.44%	7.74%	3.52%	—	—	—
Class I	1.56%	8.89%	4.63%	—	—	—
Class O	1.21%	8.54%	—	4.47%	—	—
Class R	0.96%	8.29%	4.07%	—	—	—
Class R6	—	—	—	—	1.67%	—
Class W	1.46%	9.05%	—	—	—	5.33%
Barclays U.S. Aggregate Bond Index	–0.10%	4.80%	4.46%	4.66%	0.70%	4.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

VOYA SHORT TERM BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of March 31, 2014 (as a percentage of net assets)

Corporate Bonds/Notes	60.0%
Asset-Backed Securities	15.1%
Collateralized Mortgage Obligations	12.8%
U.S. Government Agency Obligations	8.8%
U.S. Treasury Obligations	1.8%
Foreign Government Bonds	1.1%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Short Term Bond Fund* (the “Fund”) seeks maximum total return. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2014, the Fund’s Class I shares, excluding sales charges, provided a total return of 1.74% compared to the Barclays U.S. 1-3 Year Government/Credit Bond Index (the “Index” or “Barclays U.S. 1-3 Year Government/Credit Bond”), which returned 0.68%, for the same period.

Portfolio Specifics: Interest rate increases at the front end of the yield curve over the reporting period were beneficial to the Fund, especially for positions held in floating-rate securities, such as collateralized loan obligations (“CLO”). In addition, the robust fundamental and technical environment for U.S. spread products exhibiting lower duration sensitivity rewarded the Fund’s overweight to those asset classes, all of which enjoyed strong excess returns over the fiscal year. The Fund’s overweight allocation to investment grade and high-yield corporate bonds, commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) were the largest contributors to performance over the reporting period. More specifically, subordinated CMBS allocations and CLOs in ABS were examples of large contributors to performance. Having a substantial underweight to Treasuries benefited the portfolio given interest rate volatility and the sector’s underperformance relative to the Index. An allocation to sovereign bonds from Ireland was also a small contributor to performance over the period. While security selection within the Fund detracted from performance, this was more than offset by our asset allocation positioning.

Interest rate futures were used for duration/curve management and had a positive impact on the Fund’s performance. In addition, currency forwards, which were used to hedge currency exposures out of Ireland, were beneficial for results.

Top Ten Holdings as of March 31, 2014* (as a percentage of net assets)

Ginnie Mae, 7.115%, 12/20/38	1.2%
Ireland Government Bond, 5.500%, 10/18/17	1.1%
Freddie Mac, 5.500%, 07/01/38	1.0%
Verizon Communications, Inc., 3.000%, 04/01/16	0.9%
United States Treasury Note, 0.375%, 03/31/16	0.9%
Freddie Mac, 6.000%, 12/15/28	0.9%
Freddie Mac, 5.000%, 07/15/39	0.8%
JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4, 5.040%, 10/15/42	0.8%
United States Treasury Note, 0.750%, 03/15/17	0.7%
LB-UBS Commercial Mortgage Trust 2005-C5, 5.127%, 09/15/40	0.7%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: Considering our positive outlook for the U.S. economy and expectation for higher U.S. interest rates, we remain constructive on U.S. spread sectors. U.S. high-yield corporate bonds continue to outperform other spread assets and we believe this trend could continue as default rates for the asset class are expected to remain low by historical standards over the next year. Given our expectation for higher interest rates, we have begun to add to a shorter duration CMBS position, as these securities offer attractive yield and diversification away from the U.S. corporate bonds in our opinion. We will continue to manage the Fund with overweight’s to U.S. based spread products such as investment grade corporate bonds, CMBS, and ABS, as the U.S. Federal Reserve Board (the “Fed”) and central banks around the world prolong “easy money” and expectations of stronger global growth and economic expansion continue in our view.

*	The Fund was formerly known as “ING Short Term Bond Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	VOYA SHORT TERM BOND FUND

Average Annual Total Returns for the Period Ended March 31, 2014
	1 Year	Since Inception of Classes A, C, I, and W December 19, 2012	Since Inception of Class R6 July 31, 2013
Including Sales Charge:
Class A(1)	–1.14%	–0.79%	—
Class C(2)	–0.27%	0.49%	—
Class I	1.74%	1.52%	—
Class R6	—	—	1.49%
Class W	1.70%	1.45%	—
Excluding Sales Charge:
Class A	1.43%	1.21%	—
Class C	0.73%	0.49%	—
Class I	1.74%	1.52%	—
Class R6	—	—	1.49%
Class W	1.70%	1.45%	—
Barclays U.S. 1-3 Year Government/Credit Bond	0.68%	0.73%	0.59%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Short Term Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

VOYA STRATEGIC INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of March 31, 2014 (as a percentage of net assets)

Affiliated Investment Companies	66.1%
U.S. Treasury Obligations	13.4%
U.S. Government Agency Obligations	9.9%
Collateralized Mortgage Obligations	6.3%
Assets in Excess of Other Liabilities*	4.3%
Net Assets	100.0%

*Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Strategic Income Fund* (the “Fund”) seeks a high level of current income. Long-term capital appreciation is a secondary objective. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.**

Performance: For the year ended March 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.21% compared to the Barclays U.S. Universal Bond Index (the “Index” or “Barclays U.S. Universal Bond”), which returned 0.51%, for the same period.

Portfolio Specifics: Interest rate volatility in the United States stemming from uncertainty regarding the tapering of the U.S. Federal Reserve Board’s (the “Fed”) asset purchase program and sustained U.S. growth momentum benefited the shorter duration posture of the Fund as the yield curve steepened during the period. Furthermore, the robust fundamental and technical environment for U.S. spread assets exhibiting lower duration sensitivity rewarded the Fund’s overweight to high yield corporate bonds, which generated strong excess returns over the year. (The yield of spread assets is measured by its difference — or spread — compared to equivalent-maturity Treasury securities. The spread represents a premium for assuming greater credit risk.)

An allocation to bank loans also added to overall results, as the sector continued to attract significant cash flows with increased concern for rising interest rates. Being underweight to agency mortgage-backed securities (“MBS”) also benefited the Fund, given interest rate volatility and the sector’s underperformance relative to the Index. Being underweight to investment grade corporate bonds detracted from performance, since the Fund did not participate fully in the strong rally of that sector during the reporting period.

Interest rate futures were used to express a shorter duration view versus the benchmark, which had a positive impact on Fund performance.

Current Strategy & Outlook: Considering our positive outlook for the U.S. economy and expectation for higher U.S. interest rates, we remain constructive on both U.S. high yield corporate bonds and bank loans. U.S. high yield corporate bonds continue to outperform other spread assets, and we believe that trend could continue as default rates for the asset class are expected to remain low by historical standards over the next year. Approximately 70% of the portfolio is allocated to high yield corporate bonds and bank loans. Given our expectation for higher interest rates, we have begun to add to shorter duration commercial mortgage-backed securities (“CMBS”), which, in our opinion, offer attractive yields and diversification away from U.S. corporate credits.

Top Ten Holdings as of March 31, 2014* (as a percentage of net assets)

Voya Floating Rate Fund — Class P	35.1%
Voya High Yield Bond Fund — Class P	31.0%
United States Treasury Note, 2.750%, 02/15/24	8.0%
Freddie Mac, 6.500%, 06/15/32	4.9%
Fannie Mae, 4.500%, 10/25/41	3.8%
United States Treasury Note, 0.125%, 04/30/15	2.7%
United States Treasury Note/Bond, 2.250%, 03/31/21	1.6%
United States Treasury Bond, 3.750%, 11/15/43	1.1%
Credit Suisse First Boston Mortgage Securities Corp., 4.877%, 04/15/37	0.7%
Fannie Mae, 5.500%, 10/01/39	0.6%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

*	The Fund was formerly known as “ING Strategic Income Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

**	Effective December 31, 2013, Michael Mata was removed as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	VOYA STRATEGIC INCOME FUND

Average Annual Total Returns for the Period Ended March 31, 2014
	1 Year	Since Inception of Classes A, C, I, R, and W November 2, 2012
Including Sales Charge:
Class A(1)	–0.34%	1.29%
Class C(2)	0.21%	2.19%
Class I	2.26%	3.29%
Class R	1.57%	2.60%
Class W	1.72%	2.90%
Excluding Sales Charge:
Class A	2.21%	3.15%
Class C	1.18%	2.19%
Class I	2.26%	3.29%
Class R	1.57%	2.60%
Class W	1.72%	2.90%
Barclays U.S. Universal Bond	0.51%	0.69%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Income Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2014*	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2014*
Voya GNMA Income Fund
Class A	$1,000.00	$1,011.40	0.94%	$4.71	$1,000.00	$1,020.24	0.94%	$4.73
Class B	1,000.00	1,007.70	1.69	8.46	1,000.00	1,016.50	1.69	8.50
Class C	1,000.00	1,007.60	1.69	8.46	1,000.00	1,016.50	1.69	8.50
Class I	1,000.00	1,012.70	0.66	3.31	1,000.00	1,021.64	0.66	3.33
Class W	1,000.00	1,012.70	0.69	3.46	1,000.00	1,021.49	0.69	3.48
Voya High Yield Bond Fund
Class A	1,000.00	1,067.90	1.10	5.67	1,000.00	1,019.45	1.10	5.54
Class B	1,000.00	1,064.10	1.85	9.52	1,000.00	1,015.71	1.85	9.30
Class C	1,000.00	1,064.00	1.85	9.52	1,000.00	1,015.71	1.85	9.30
Class I	1,000.00	1,071.40	0.70	3.62	1,000.00	1,021.44	0.70	3.53
Class P	1,000.00	1,073.30	0.07	0.36	1,000.00	1,024.58	0.07	0.35
Class R(1)	1,000.00	1,021.70	1.33	6.70	1,000.00	1,018.30	1.33	6.69
Class W	1,000.00	1,070.70	0.85	4.39	1,000.00	1,020.69	0.85	4.28

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was January 30, 2014. Expenses paid for the actual Fund’s return reflect the 61-day period ended March 31, 2014.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2014*	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2014*
Voya Intermediate Bond Fund
Class A	$1,000.00	$1,030.50	0.70%	$3.54	$1,000.00	$1,021.44	0.70%	$3.53
Class B	1,000.00	1,027.70	1.45	7.33	1,000.00	1,017.70	1.45	7.29
Class C	1,000.00	1,026.70	1.45	7.33	1,000.00	1,017.70	1.45	7.29
Class I	1,000.00	1,032.70	0.33	1.67	1,000.00	1,023.29	0.33	1.66
Class O	1,000.00	1,031.50	0.70	3.55	1,000.00	1,021.44	0.70	3.53
Class R	1,000.00	1,030.30	0.95	4.81	1,000.00	1,020.19	0.95	4.78
Class R6	1,000.00	1,033.50	0.33	1.67	1,000.00	1,023.29	0.33	1.66
Class W	1,000.00	1,031.80	0.45	2.28	1,000.00	1,022.69	0.45	2.27
Voya Short Term Bond Fund
Class A	1,000.00	1,011.60	0.80	4.01	1,000.00	1,020.94	0.80	4.03
Class C	1,000.00	1,007.80	1.55	7.76	1,000.00	1,017.20	1.55	7.80
Class I	1,000.00	1,013.00	0.50	2.51	1,000.00	1,022.44	0.50	2.52
Class R6	1,000.00	1,012.30	0.47	2.36	1,000.00	1,022.59	0.47	2.37
Class W	1,000.00	1,011.70	0.55	2.76	1,000.00	1,022.19	0.55	2.77
Voya Strategic Income Fund**
Class A	1,000.00	1,046.80	0.87	4.44	1,000.00	1,020.59	0.87	4.38
Class C	1,000.00	1,040.50	1.62	8.24	1,000.00	1,016.85	1.62	8.15
Class I	1,000.00	1,045.20	0.48	2.45	1,000.00	1,022.54	0.48	2.42
Class R	1,000.00	1,041.40	1.12	5.70	1,000.00	1,019.35	1.12	5.64
Class W	1,000.00	1,040.70	0.62	3.15	1,000.00	1,021.84	0.62	3.13

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of the underlying funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Funds Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya GNMA Income Fund (formerly ING GNMA Income Fund), Voya High Yield Bond Fund (formerly ING High Yield Bond Fund), Voya Intermediate Bond Fund (formerly ING Intermediate Bond Fund), Voya Short Term Bond Fund (formerly ING Short Term Bond Fund), and Voya Strategic Income Fund (formerly ING Strategic Income Fund), each a series of Voya Funds Trust (formerly ING Funds Trust), as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Funds Trust as of March 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 23, 2014

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2014

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
ASSETS:
Investments in securities at fair value+*	$892,564,407	$400,226,806	$1,645,509,222
Short-term investments at fair value**	—	4,072,756	177,675,092
Total investments at fair value	$892,564,407	$404,299,562	$1,823,184,314
Short-term investments at amortized cost	—	7,099,302	—
Cash	100,607,640	1,385,003	4,896,840
Cash collateral for futures	2,444,619	—	2,019,343
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	2,210,000
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	—	—	33,432
Receivables:
Investment securities sold	2,793,852	4,829,709	91,016,571
Investment securities sold on a delayed-delivery or when-issued basis	66,665,416	—	166,243,495
Fund shares sold	470,234	772,697	5,507,545
Dividends	—	81	3,010
Interest	3,227,513	7,640,075	10,087,165
Unrealized appreciation on forward foreign currency contracts	—	—	243,833
Upfront payments paid on OTC swap agreements	—	—	226,663
Unrealized appreciation on OTC swap agreements	—	—	167,007
Prepaid expenses	43,578	33,138	68,913
Reimbursement due from manager	—	34,268	—
Total assets	1,068,817,259	426,093,835	2,105,908,131
LIABILITIES:
Income distribution payable	—	111,824	204,539
Payable for investment securities purchased	—	4,977,602	131,442,275
Payable for investment securities purchased on a delayed-delivery or when-issued basis	245,919,950	—	331,119,608
Payable for fund shares redeemed	2,992,633	406,285	1,131,976
Payable for foreign cash collateral for futures***	—	—	230,305
Payable upon receipt of securities loaned	—	—	13,023,678
Unrealized depreciation on forward foreign currency contracts	—	—	88,043
Upfront payments received on OTC swap agreements	—	—	2,187,078
Unrealized depreciation on OTC swap agreements	—	—	67,842
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	274,000	—	—
Payable for investment management fees	327,631	140,878	229,171
Payable for administrative fees	69,708	35,439	134,806
Payable for distribution and shareholder service fees	203,790	30,564	145,309
Payable to custodian due to foreign currency overdraft****	—	—	10,128,944
Payable for trustee fees	4,804	1,653	6,737
Other accrued expenses and liabilities	222,687	18,813	422,251
Total liabilities	250,015,203	5,723,058	490,562,562
NET ASSETS	$818,802,056	$420,370,777	$1,615,345,569
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$829,540,408	$438,830,396	$1,729,719,663
Undistributed (distributions in excess of) net investment income	1,727,020	(115,004)	4,697,169
Accumulated net realized loss	(19,141,764)	(35,624,098)	(139,973,230)
Net unrealized appreciation	6,676,392	17,279,483	20,901,967
NET ASSETS	$818,802,056	$420,370,777	$1,615,345,569
_______________
+ Including securities loaned at value	$—	$—	$12,713,353
* Cost of investments in securities	$886,107,658	$382,947,323	$1,624,714,740
** Cost of short-term investments	$—	$4,072,756	$177,675,092
*** Cost of payable for foreign cash collateral for futures	$—	$—	$230,305
**** Cost of foreign currency overdraft	$—	$—	$10,128,944

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2014 (CONTINUED)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
Class A
Net assets	$558,519,725	$79,308,758	$535,194,140
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	64,802,412	9,339,994	53,979,238
Net asset value and redemption price per share†	$8.62	$8.49	$9.91
Maximum offering price per share (2.50%)(1)	$8.84	$8.71	$10.16

Class B
Net assets	$622,062	$1,085,729	$726,637
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	72,585	128,049	73,390
Net asset value and redemption price per share†	$8.57	$8.48	$9.90

Class C
Net assets	$95,601,939	$15,051,428	$26,603,772
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	11,153,357	1,773,311	2,686,549
Net asset value and redemption price per share†	$8.57	$8.49	$9.90

Class I
Net assets	$130,877,841	$223,685,774	$408,114,056
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	15,160,277	26,380,880	41,165,052
Net asset value and redemption price per share	$8.63	$8.48	$9.91

Class O
Net assets	n/a	n/a	$37,673,101
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	3,797,949
Net asset value and redemption price per share	n/a	n/a	$9.92

Class P
Net assets	n/a	$81,146,010	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	9,567,846	n/a
Net asset value and redemption price per share	n/a	$8.48	n/a

Class R
Net assets	n/a	$3,076	$11,138,517
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	362	1,121,841
Net asset value and redemption price per share	n/a	$8.49	$9.93

Class R6
Net assets	n/a	n/a	$241,001,432
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	24,319,890
Net asset value and redemption price per share	n/a	n/a	$9.91

Class W
Net assets	$33,180,489	$20,090,002	$354,893,914
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,840,386	2,364,768	35,835,016
Net asset value and redemption price per share	$8.64	$8.50	$9.90
_______________
(1) Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2014

	Voya Short Term Bond Fund	Voya Strategic Income Fund
ASSETS:
Investments in securities at fair value+*	$173,742,744	$1,662,668
Investments in affiliates at fair value**	—	3,720,242
Short-term investments at fair value***	2,744,742	339,000
Total investments at fair value	$176,487,486	$5,721,910
Cash	521,891	58
Cash collateral for futures	296,926	20,000
Receivables:
Investment securities sold	305,480	128,651
Fund shares sold	84,810	—
Interest	898,366	18,212
Unrealized appreciation on forward foreign currency contracts	30,452	9
Prepaid expenses	30,940	24,721
Reimbursement due from manager	7,497	—
Total assets	178,663,848	5,913,561
LIABILITIES:
Payable for investment securities purchased	1,029,449	258,678
Payable for investment securities purchased on a delayed-delivery or when-issued basis	2,088,000	—
Payable for fund shares redeemed	127,063	—
Payable upon receipt of securities loaned	832,742	—
Unrealized depreciation on forward foreign currency contracts	24,557	3,371
Payable for investment management fees	59,286	6,051
Payable for administrative fees	14,857	472
Payable for distribution and shareholder service fees	290	93
Payable to custodian due to foreign currency overdraft****	6,068	—
Payable for trustee fees	1,149	26
Other accrued expenses and liabilities	36,930	17,669
Total liabilities	4,220,391	286,360
NET ASSETS	$174,443,457	$5,627,201
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$174,114,843	$5,653,709
Undistributed net investment income	37,672	61,090
Accumulated net realized loss	(319,363)	(150,195)
Net unrealized appreciation	610,305	62,597
NET ASSETS	$174,443,457	$5,627,201
_______________
+ Including securities loaned at value	$809,709	$—
* Cost of investments in securities	$173,245,088	$1,634,763
** Cost of investments in affiliates	$—	$3,678,997
*** Cost of short-term investments	$2,744,742	$339,000
**** Cost of foreign currency overdraft	$6,071	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2014 (CONTINUED)

	Voya Short Term Bond Fund	Voya Strategic Income Fund
Class A
Net assets	$172,505	$308,744
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	17,235	31,088
Net asset value and redemption price per share†	$10.01	$9.93
Maximum offering price per share (2.50%)(1)	$10.27	$10.18

Class C
Net assets	$351,565	$48,365
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	35,091	4,905
Net asset value and redemption price per share†	$10.02	$9.86

Class I
Net assets	$4,419,067	$5,263,857
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	441,097	529,820
Net asset value and redemption price per share	$10.02	$9.94

Class R
Net assets	n/a	$3,111
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	314
Net asset value and redemption price per share	n/a	$9.91

Class R6
Net assets	$169,497,264	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	16,913,197	n/a
Net asset value and redemption price per share	$10.02	n/a

Class W
Net assets	$3,056	$3,124
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	305	316
Net asset value and redemption price per share	$10.02	$9.89
_______________
(1) Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2014

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$310	$5,822	$381,660
Interest, net of foreign taxes withheld*	35,269,559	20,704,469	49,874,419
Securities lending income, net	—	—	119,030
Total investment income	35,269,869	20,710,291	50,375,109
EXPENSES:
Investment management fees	4,493,930	1,639,462	2,234,347
Distribution and shareholder service fees:
Class A	1,618,128	199,313	994,286
Class B	9,411	13,114	12,477
Class C	1,312,859	141,357	299,242
Class O	—	—	97,391
Class R	—	2	63,775
Transfer agent fees:
Class A	422,857	124,754	486,891
Class B	617	2,051	1,528
Class C	86,050	22,119	36,650
Class I	55,444	9,844	22,172
Class O	—	—	47,705
Class P	—	1,106	—
Class R	—	1	15,616
Class R6	—	—	8,400
Class W	21,045	21,499	350,347
Administrative service fees	960,887	321,460	1,314,319
Shareholder reporting expense	46,874	17,155	106,950
Registration fees	129,085	81,031	160,857
Professional fees	121,902	40,965	129,513
Custody and accounting expense	126,048	33,478	208,940
Trustee fees	28,827	9,917	40,424
Miscellaneous expense	54,905	11,869	48,719
Interest expense	—	1,285	481
Total expenses	9,488,869	2,691,782	6,681,030
Net waived and reimbursed fees	—	(149,150)	—
Net expenses	9,488,869	2,542,632	6,681,030
Net investment income	25,781,000	18,167,659	43,694,079
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(13,013,368)	1,557,595	(8,516,142)
Foreign currency related transactions	—	(91)	1,627,038
Futures	5,386,486	—	(804,747)
Swaps	—	—	(2,889,837)
Written options	—	—	(1,203,468)
Net realized gain (loss)	(7,626,882)	1,557,504	(11,787,156)
Net change in unrealized appreciation (depreciation) on:
Investments	(27,949,065)	4,810,387	(10,635,985)
Foreign currency related transactions	—	765	98,193
Futures	811,557	—	437,663
Swaps	—	—	2,702,521
Net change in unrealized appreciation (depreciation)	(27,137,508)	4,811,152	(7,397,608)
Net realized and unrealized gain (loss)	(34,764,390)	6,368,656	(19,184,764)
Increase (decrease) in net assets resulting from operations	$(8,983,390)	$24,536,315	$24,509,315
_______________
* Foreign taxes withheld	$—	$—	$8,904

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2014

	Voya Short Term Bond Fund	Voya Strategic Income Fund
INVESTMENT INCOME:
Dividends	$628	$71
Interest	3,000,078	31,220
Dividends from affiliated funds	—	222,209
Securities lending income, net	8,559	62
Total investment income	3,009,265	253,562
EXPENSES:
Investment management fees	607,953	28,389
Distribution and shareholder service fees:
Class A	251	118
Class C	1,620	209
Class R	—	14
Transfer agent fees:
Class A	114	63
Class C	184	27
Class I	157	32
Class R	—	5
Class R6	2,319	—
Class W	4	7
Administrative service fees	173,700	5,162
Shareholder reporting expense	6,375	8,820
Registration fees	66,269	52,747
Professional fees	28,476	12,827
Custody and accounting expense	19,456	23,346
Trustee fees	6,891	155
Offering expense	68,192	55,994
Miscellaneous expense	9,695	10,956
Interest expense	1,938	—
Total expenses	993,594	198,871
Net waived and reimbursed fees	(154,565)	(173,603)
Net expenses	839,029	25,268
Net investment income	2,170,236	228,294
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(337,259)	(51,315)
Capital gain distributions from affiliated underlying funds	—	10,352
Sale of investments in affiliates	—	(75,665)
Foreign currency related transactions	(25,603)	3,677
Futures	738,097	3,631
Swaps	(575)	(7,232)
Net realized gain (loss)	374,660	(116,552)
Net change in unrealized appreciation (depreciation) on:
Investments	184,688	17,126
Affiliated underlying funds	—	(13,131)
Foreign currency related transactions	6,217	(3,383)
Futures	234,302	3,486
Net change in unrealized appreciation (depreciation)	425,207	4,098
Net realized and unrealized gain (loss)	799,867	(112,454)
Increase in net assets resulting from operations	$2,970,103	$115,840

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya GNMA Income Fund		Voya High Yield Bond Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
FROM OPERATIONS:
Net investment income	$25,781,000	$25,914,709	$18,167,659	$10,586,202
Net realized gain (loss)	(7,626,882)	12,237,025	1,557,504	3,904,262
Net change in unrealized appreciation (depreciation)	(27,137,508)	(12,156,520)	4,811,152	7,731,407
Increase (decrease) in net assets resulting from operations	(8,983,390)	25,995,214	24,536,315	22,221,871

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(22,236,511)	(23,010,585)	(4,346,379)	(5,326,187)
Class B	(26,141)	(65,579)	(61,595)	(105,864)
Class C	(3,539,296)	(4,115,191)	(665,143)	(734,434)
Class I	(5,526,422)	(6,847,734)	(10,330,073)	(3,998,299)
Class P	—	—	(2,287,149)	—
Class R	—	—	(26)	—
Class W	(1,195,033)	(738,038)	(784,589)	(367,493)
Net realized gains:
Class A	—	(4,310,906)	—	—
Class B	—	(11,887)	—	—
Class C	—	(1,082,266)	—	—
Class I	—	(1,334,154)	—	—
Class W	—	(166,281)	—	—
Return of capital:
Class A	—	(1,805,731)	—	—
Class B	—	(3,973)	—	—
Class C	—	(452,559)	—	—
Class I	—	(538,978)	—	—
Class W	—	(92,836)	—	—
Total distributions	(32,523,403)	(44,576,698)	(18,474,954)	(10,532,277)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	173,728,495	510,416,007	282,439,993	127,579,519
Reinvestment of distributions	28,313,396	37,842,756	17,075,745	8,839,518
	202,041,891	548,258,763	299,515,738	136,419,037
Cost of shares redeemed	(491,825,335)	(360,081,641)	(102,708,636)	(70,226,450)
Net increase (decrease) in net assets resulting from capital share transactions	(289,783,444)	188,177,122	196,807,102	66,192,587
Net increase (decrease) in net assets	(331,290,237)	169,595,638	202,868,463	77,882,181

NET ASSETS:
Beginning of year or period	1,150,092,293	980,496,655	217,502,314	139,620,133
End of year or period	$818,802,056	$1,150,092,293	$420,370,777	$217,502,314
Undistributed (distributions in excess of) net investment income at end of year or period	$1,727,020	$(600,860)	$(115,004)	$2,187

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Fund		Voya Short Term Bond Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	December 19, 2012(1) to March 31, 2013
FROM OPERATIONS:
Net investment income	$43,694,079	$37,495,327	$2,170,236	$362,375
Net realized gain (loss)	(11,787,156)	18,070,945	374,660	(145,250)
Net change in unrealized appreciation (depreciation)	(7,397,608)	14,884,454	425,207	185,098
Increase in net assets resulting from operations	24,509,315	70,450,726	2,970,103	402,223

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(11,614,335)	(14,378,185)	(1,336)	(1)
Class B	(26,384)	(101,943)	—	—
Class C	(638,683)	(1,407,172)	(894)	—
Class I	(12,335,637)	(26,359,801)	(840,121)	(373,394)
Class O	(1,127,902)	(2,009,481)	—	—
Class R	(337,705)	(592,357)	—	—
Class R6	(5,547,624)	—	(1,831,525)	—
Class W	(9,067,721)	(8,735,877)	(48)	(2)
Total distributions	(40,695,991)	(53,584,816)	(2,673,924)	(373,397)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	940,990,797	769,235,698	204,441,076	184,190,149
Reinvestment of distributions	38,149,447	48,994,629	2,666,991	373,397
	979,140,244	818,230,327	207,108,067	184,563,546
Cost of shares redeemed	(499,804,359)	(509,838,878)	(210,624,030)	(6,929,131)
Net increase (decrease) in net assets resulting from capital share transactions	479,335,885	308,391,449	(3,515,963)	177,634,415
Net increase (decrease) in net assets	463,149,209	325,257,359	(3,219,784)	177,663,241

NET ASSETS:
Beginning of year or period	1,152,196,360	826,939,001	177,663,241	—
End of year or period	$1,615,345,569	$1,152,196,360	$174,443,457	$177,663,241
Undistributed net investment income at end of year or period	$4,697,169	$2,922,211	$37,672	$8,610
_______________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Income Fund
	Year Ended March 31, 2014	November 2, 2012(1) to March 31, 2013
FROM OPERATIONS:
Net investment income	$228,294	$78,821
Net realized loss	(116,552)	(17,569)
Net change in unrealized appreciation	4,098	58,499
Increase in net assets resulting from operations	115,840	119,751

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,005)	(71)
Class C	(938)	(15)
Class I	(226,223)	(32,871)
Class R	(118)	(17)
Class W	(272)	(20)
Total distributions	(229,556)	(32,994)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	457,861	5,008,603
Reinvestment of distributions	228,932	32,994
	686,793	5,041,597
Cost of shares redeemed	(66,730)	(7,500)
Net increase in net assets resulting from capital share transactions	620,063	5,034,097
Net increase in net assets	506,347	5,120,854

NET ASSETS:
Beginning of year or period	5,120,854	—
End of year or period	$5,627,201	$5,120,854
Undistributed net investment income at end of year or period	$61,090	$46,124
_______________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya GNMA Income Fund
Class A
03-31-14	8.95	0.24	•	(0.27)	(0.03)	0.30	—	—	0.30	—	8.62	(0.35)	0.94	0.94		0.94		2.74		558,520	302
03-31-13	9.09	0.22		0.00 *	0.22	0.29	0.05	0.02	0.36	—	8.95	2.51	0.90	0.90		0.90		2.38		727,058	352
03-31-12	8.84	0.23	•	0.37	0.60	0.34	0.01	—	0.35	—	9.09	6.87	0.93	0.93		0.93		2.58		681,900	335
03-31-11	8.75	0.32		0.13	0.45	0.36	—	—	0.36	—	8.84	5.26	0.93	0.93		0.93		3.63		593,080	193
03-31-10	8.71	0.33	•	0.07	0.40	0.36	—	—	0.36	—	8.75	4.68	0.94	0.94		0.94		3.83		589,813	114
Class B
03-31-14	8.90	0.17	•	(0.27)	(0.10)	0.23	—	—	0.23	—	8.57	(1.11)	1.69	1.69		1.69		1.97		622	302
03-31-13	9.04	0.14	•	0.01	0.15	0.22	0.05	0.02	0.29	—	8.90	1.74	1.65	1.65		1.65		1.59		1,430	352
03-31-12	8.79	0.17	•	0.36	0.53	0.27	0.01	—	0.28	—	9.04	6.08	1.68	1.68		1.68		1.87		3,676	335
03-31-11	8.70	0.26	•	0.13	0.39	0.30	—	—	0.30	—	8.79	4.48	1.68	1.68		1.68		2.90		11,262	193
03-31-10	8.66	0.27	•	0.06	0.33	0.29	—	—	0.29	—	8.70	3.89	1.69	1.69		1.69		3.08		25,704	114
Class C
03-31-14	8.90	0.17	•	(0.27)	(0.10)	0.23	—	—	0.23	—	8.57	(1.12)	1.69	1.69		1.69		1.97		95,602	302
03-31-13	9.04	0.16		0.00 *	0.16	0.23	0.05	0.02	0.30	—	8.90	1.78	1.65	1.65		1.65		1.63		177,823	352
03-31-12	8.79	0.16	•	0.37	0.53	0.27	0.01	—	0.28	—	9.04	6.12	1.68	1.68		1.68		1.82		138,543	335
03-31-11	8.71	0.25		0.13	0.38	0.30	—	—	0.30	—	8.79	4.38	1.68	1.68		1.68		2.88		104,196	193
03-31-10	8.67	0.27	•	0.06	0.33	0.29	—	—	0.29	—	8.71	3.92	1.69	1.69		1.69		3.09		103,103	114
Class I
03-31-14	8.96	0.26	•	(0.27)	(0.01)	0.32	—	—	0.32	—	8.63	(0.09)	0.66	0.66		0.66		3.00		130,878	302
03-31-13	9.10	0.25		0.00 *	0.25	0.32	0.05	0.02	0.39	—	8.96	2.79	0.63	0.63		0.63		2.64		206,100	352
03-31-12	8.85	0.26	•	0.36	0.62	0.36	0.01	—	0.37	—	9.10	7.16	0.65	0.65		0.65		2.83		144,678	335
03-31-11	8.76	0.34		0.14	0.48	0.39	—	—	0.39	—	8.85	5.57	0.63	0.63		0.63		3.92		68,996	193
03-31-10	8.72	0.36	•	0.07	0.43	0.39	—	—	0.39	—	8.76	5.00	0.64	0.64		0.64		4.15		52,880	114
Class W
03-31-14	8.97	0.26		(0.27)	(0.01)	0.32	—	—	0.32	—	8.64	(0.09)	0.69	0.69		0.69		3.00		33,180	302
03-31-13	9.11	0.25	•	(0.01)	0.24	0.31	0.05	0.02	0.38	—	8.97	2.76	0.65	0.65		0.65		2.72		37,682	352
03-31-12	8.86	0.26	•	0.36	0.62	0.36	0.01	—	0.37	—	9.11	7.12	0.68	0.68		0.68		2.83		11,700	335
03-31-11	8.77	0.35		0.13	0.48	0.39	—	—	0.39	—	8.86	5.51	0.68	0.68		0.68		3.88		7,221	193
03-31-10	8.73	0.36	•	0.06	0.42	0.38	—	—	0.38	—	8.77	4.97	0.66	0.66		0.66		4.15		8,204	114
Voya High Yield Bond Fund
Class A
03-31-14	8.34	0.44		0.16	0.60	0.45	—	—	0.45	—	8.49	7.49	1.08	1.10		1.10		5.34		79,309	47
03-31-13	7.80	0.49		0.54	1.03	0.49	—	—	0.49	—	8.34	13.69	1.06	1.10		1.10		6.20		85,429	109
03-31-12	7.82	0.52		(0.02)	0.50	0.52	—	—	0.52	—	7.80	6.72	1.14	1.10		1.10		6.73		98,123	100
03-31-11	7.38	0.56		0.45	1.01	0.55	—	0.02	0.57	—	7.82	14.22	1.13	1.10	†	1.10	†	7.43	†	86,017	87
03-31-10	5.52	0.62		1.89	2.51	0.63	—	0.02	0.65	—	7.38	46.88	1.24	1.10	†	1.10	†	9.17	†	83,034	103
Class B
03-31-14	8.33	0.38		0.16	0.54	0.39	—	—	0.39	—	8.48	6.69	1.83	1.85		1.85		4.58		1,086	47
03-31-13	7.79	0.43		0.54	0.97	0.43	—	—	0.43	—	8.33	12.85	1.81	1.85		1.85		5.47		1,629	109
03-31-12	7.81	0.46		(0.02)	0.44	0.46	—	—	0.46	—	7.79	5.89	1.89	1.85		1.85		6.00		2,370	100
03-31-11	7.37	0.51	•	0.44	0.95	0.49	—	0.02	0.51	—	7.81	13.35	1.88	1.85	†	1.85	†	6.74	†	6,864	87
03-31-10	5.52	0.57		1.87	2.44	0.57	—	0.02	0.59	—	7.37	45.58	1.99	1.85	†	1.85	†	8.46	†	12,099	103
Class C
03-31-14	8.34	0.38		0.16	0.54	0.39	—	—	0.39	—	8.49	6.69	1.83	1.85		1.85		4.59		15,051	47
03-31-13	7.80	0.44		0.53	0.97	0.43	—	—	0.43	—	8.34	12.85	1.81	1.85		1.85		5.43		14,354	109
03-31-12	7.81	0.46		(0.01)	0.45	0.46	—	—	0.46	—	7.80	6.05	1.89	1.85		1.85		6.00		12,727	100
03-31-11	7.38	0.50		0.44	0.94	0.49	—	0.02	0.51	—	7.81	13.22	1.88	1.85	†	1.85	†	6.66	†	11,938	87
03-31-10	5.52	0.57		1.89	2.46	0.58	—	0.02	0.60	—	7.38	45.82	1.99	1.85	†	1.85	†	8.40	†	11,038	103

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya High Yield Bond Fund (continued)
Class I
03-31-14	8.33	0.48		0.15	0.63	0.48	—	—	0.48	—	8.48	7.89	0.68	0.70		0.70		5.74		223,686	47
03-31-13	7.80	0.52	•	0.53	1.05	0.52	—	—	0.52	—	8.33	13.98	0.71	0.75		0.75		6.40		101,387	109
03-31-12	7.81	0.55		(0.01)	0.54	0.55	—	—	0.55	—	7.80	7.30	0.71	0.67		0.67		7.09		24,849	100
03-31-11	7.37	0.57	•	0.48	1.05	0.59	—	0.02	0.61	—	7.81	14.86	0.76	0.73	†	0.73	†	7.53	†	21,590	87
03-31-10	5.51	0.64	•	1.90	2.54	0.66	—	0.02	0.68	—	7.37	47.55	0.92	0.78	†	0.78	†	8.99	†	1,582	103
Class P
06-14-13(4)–03-31-14	8.23	0.42	•	0.25	0.67	0.42	—	—	0.42	—	8.48	8.40	0.68	0.07		0.07		6.35		81,146	47
Class R
01-30-14(4)–03-31-14	8.38	0.08	•	0.10	0.18	0.07	—	—	0.07	—	8.49	2.17	1.33	1.33		1.33		5.50		3	94
Class W
03-31-14	8.35	0.47		0.16	0.63	0.48	—	—	0.48	—	8.50	7.78	0.83	0.85		0.85		5.60		20,090	47
03-31-13	7.81	0.51	•	0.55	1.06	0.52	—	—	0.52	—	8.35	14.11	0.81	0.85		0.85		6.30		14,703	109
07-29-11(4)–03-31-12	7.82	0.36	•	0.07	0.43	0.44	—	—	0.44	—	7.81	5.77	0.89	0.85		0.85		6.93		1,552	100
Voya Intermediate Bond Fund
Class A
03-31-14	10.09	0.31	•	(0.20)	0.11	0.29	—	—	0.29	—	9.91	1.11	0.70	0.70		0.70		3.16		535,194	525
03-31-13	9.90	0.34		0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70		0.70		3.38		301,544	490
03-31-12	9.53	0.38		0.42	0.80	0.43	—	—	0.43	—	9.90	8.61	0.68	0.68		0.68		3.99		293,277	500
03-31-11	9.23	0.47	•	0.26	0.73	0.43	—	—	0.43	—	9.53	8.00	0.68	0.68	†	0.68	†	4.97	†	316,000	384
03-31-10	8.31	0.45	•	1.09	1.54	0.62	—	—	0.62	—	9.23	18.95	0.71	0.69	†	0.69	†	5.04	†	348,871	540
Class B
03-31-14	10.07	0.22	•	(0.18)	0.04	0.21	—	—	0.21	—	9.90	0.43	1.45	1.45		1.45		2.27		727	525
03-31-13	9.88	0.27	•	0.32	0.59	0.40	—	—	0.40	—	10.07	6.02	1.45	1.45		1.45		2.63		1,928	490
03-31-12	9.51	0.32	•	0.41	0.73	0.36	—	—	0.36	—	9.88	7.77	1.43	1.43		1.43		3.30		4,144	500
03-31-11	9.21	0.40	•	0.26	0.66	0.36	—	—	0.36	—	9.51	7.21	1.43	1.43	†	1.43	†	4.24	†	9,379	384
03-31-10	8.30	0.38	•	1.08	1.46	0.55	—	—	0.55	—	9.21	17.96	1.46	1.44	†	1.44	†	4.31	†	18,605	540
Class C
03-31-14	10.07	0.24		(0.20)	0.04	0.21	—	—	0.21	—	9.90	0.44	1.45	1.45		1.45		2.32		26,604	525
03-31-13	9.89	0.27		0.31	0.58	0.40	—	—	0.40	—	10.07	5.93	1.45	1.45		1.45		2.63		35,308	490
03-31-12	9.52	0.32		0.41	0.73	0.36	—	—	0.36	—	9.89	7.78	1.43	1.43		1.43		3.22		35,256	500
03-31-11	9.22	0.40	•	0.26	0.66	0.36	—	—	0.36	—	9.52	7.21	1.43	1.43	†	1.43	†	4.22	†	33,994	384
03-31-10	8.30	0.38	•	1.09	1.47	0.55	—	—	0.55	—	9.22	18.08	1.46	1.44	†	1.44	†	4.31	†	45,016	540
Class I
03-31-14	10.08	0.35		(0.20)	0.15	0.32	—	—	0.32	—	9.91	1.56	0.33	0.33		0.33		3.48		408,114	525
03-31-13	9.90	0.37	•	0.32	0.69	0.51	—	—	0.51	—	10.08	7.04	0.42	0.42		0.42		3.64		531,681	490
03-31-12	9.53	0.41		0.42	0.83	0.46	—	—	0.46	—	9.90	8.90	0.40	0.40		0.40		4.26		331,423	500
03-31-11	9.23	0.50		0.26	0.76	0.46	—	—	0.46	—	9.53	8.35	0.38	0.38	†	0.38	†	5.25	†	332,193	384
03-31-10	8.31	0.48	•	1.09	1.57	0.65	—	—	0.65	—	9.23	19.33	0.39	0.37	†	0.37	†	5.37	†	316,209	540
Class O
03-31-14	10.09	0.31		(0.19)	0.12	0.29	—	—	0.29	—	9.92	1.21	0.70	0.70		0.70		3.09		37,673	525
03-31-13	9.90	0.34	•	0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70		0.70		3.38		41,596	490
03-31-12	9.54	0.39		0.40	0.79	0.43	—	—	0.43	—	9.90	8.49	0.68	0.68		0.68		3.98		42,500	500
03-31-11	9.24	0.47	•	0.26	0.73	0.43	—	—	0.43	—	9.54	8.00	0.68	0.68	†	0.68	†	4.96	†	41,335	384
03-31-10	8.32	0.46	•	1.08	1.54	0.62	—	—	0.62	—	9.24	18.94	0.71	0.69	†	0.69	†	5.09	†	41,860	540

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Intermediate Bond Fund (continued)
Class R
03-31-14	10.10	0.30		(0.20)	0.10	0.27	—	—	0.27	—	9.93	0.96	0.95	0.95		0.95		2.82		11,139	525
03-31-13	9.91	0.30		0.35	0.65	0.46	—	—	0.46	—	10.10	6.57	0.95	0.95		0.95		3.14		14,401	490
03-31-12	9.54	0.35		0.43	0.78	0.41	—	—	0.41	—	9.91	8.33	0.93	0.93		0.93		3.73		12,323	500
03-31-11	9.24	0.45	•	0.25	0.70	0.40	—	—	0.40	—	9.54	7.72	0.93	0.93	†	0.93	†	4.72	†	14,339	384
03-31-10	8.32	0.43	•	1.09	1.52	0.60	—	—	0.60	—	9.24	18.64	0.96	0.94	†	0.94	†	4.83	†	18,417	540
Class R6
05-31-13(4)–03-31-14	10.02	0.29	•	(0.13)	0.16	0.27	—	—	0.27	—	9.91	1.67	0.33	0.33		0.33		3.52		241,001	525
Class W
03-31-14	10.07	0.33	•	(0.19)	0.14	0.31	—	—	0.31	—	9.90	1.46	0.45	0.45		0.45		3.39		354,894	525
03-31-13	9.89	0.37	•	0.32	0.69	0.51	—	—	0.51	—	10.07	7.04	0.45	0.45		0.45		3.64		225,738	490
03-31-12	9.52	0.40	•	0.53	0.93	0.56	—	—	0.56	—	9.89	10.09	0.43	0.43		0.43		4.17		108,016	500
03-31-11	9.22	0.48		0.27	0.75	0.45	—	—	0.45	—	9.52	8.29	0.43	0.43	†	0.43	†	5.21	†	2,276	384
03-31-10	8.31	0.48	•	1.08	1.56	0.65	—	—	0.65	—	9.22	19.15	0.42	0.40	†	0.40	†	5.42	†	2,087	540
Voya Short Term Bond Fund
Class A
03-31-14	10.01	0.11	•	0.03	0.14	0.14	—	—	0.14	—	10.01	1.43	0.91	0.80		0.80		1.12		173	116
12-19-12(4)–03-31-13	10.00	0.02		(0.01)	0.01	0.00 *	—	—	0.00 *	—	10.01	0.13	2.39	0.80		0.80		0.63		4	85
Class C
03-31-14	9.99	0.03		0.04	0.07	0.04	—	—	0.04	—	10.02	0.73	1.66	1.55		1.55		0.35		352	116
12-19-12(4)–03-31-13	10.00	(0.01)		0.00 *	(0.01)	—	—	—	—	—	9.99	(0.10)	3.14	1.55		1.55		(0.39)		3	85
Class I
03-31-14	10.00	0.11	•	0.06	0.17	0.15	—	—	0.15	—	10.02	1.74	0.61	0.50		0.50		1.13		4,419	116
12-19-12(4)–03-31-13	10.00	0.02		0.00 *	0.02	0.02	—	—	0.02	—	10.00	0.22	0.61	0.50		0.50		0.84		177,653	85
Class R6
07-31-13(4)–03-31-14	9.98	0.09	•	0.06	0.15	0.11	—	—	0.11	—	10.02	1.49	0.55	0.47		0.47		1.31		169,497	116
Class W
03-31-14	10.01	0.12		0.05	0.17	0.16	—	—	0.16	—	10.02	1.70	0.66	0.55		0.55		1.24		3	116
12-19-12(4)–03-31-13	10.00	0.02		0.00 *	0.02	0.01	—	—	0.01	—	10.01	0.17	2.14	0.55		0.55		0.59		3	85
Voya Strategic Income Fund(5)
Class A
03-31-14	10.16	0.50	•	(0.29)	0.21	0.44	—	—	0.44	—	9.93	2.21	4.23	0.87		0.87		5.11		309	338
11-02-12(4)–03-31-13	10.00	0.12		0.10	0.22	0.06	—	—	0.06	—	10.16	2.21	3.78	0.83		0.83		3.26		4	193
Class C
03-31-14	10.14	0.36	•	(0.25)	0.11	0.39	—	—	0.39	—	9.86	1.18	4.98	1.62		1.62		3.63		48	338
11-02-12(4)–03-31-13	10.00	0.11		0.08	0.19	0.05	—	—	0.05	—	10.14	1.91	4.53	1.58		1.58		2.69		3	193
Class I
03-31-14	10.17	0.44		(0.22)	0.22	0.45	—	—	0.45	—	9.94	2.26	3.84	0.48		0.48		4.42		5,264	338
11-02-12(4)–03-31-13	10.00	0.16		0.08	0.24	0.07	—	—	0.07	—	10.17	2.36	3.33	0.38		0.38		3.87		5,107	193
Class R
03-31-14	10.15	0.38		(0.23)	0.15	0.39	—	—	0.39	—	9.91	1.57	4.48	1.12		1.12		3.77		3	338
11-02-12(4)–03-31-13	10.00	0.13		0.08	0.21	0.06	—	—	0.06	—	10.15	2.08	4.03	1.08		1.08		3.20		3	193
Class W
03-31-14	10.17	0.43	•	(0.26)	0.17	0.45	—	—	0.45	—	9.89	1.72	3.98	0.62		0.62		4.29		3	338
11-02-12(4)–03-31-13	10.00	0.15		0.09	0.24	0.07	—	—	0.07	—	10.17	2.36	3.53	0.58		0.58		3.68		3	193

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(5)	Ratios do not include expenses of underlying funds.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014

NOTE 1 — ORGANIZATION

Voya Funds Trust (formerly, ING Funds Trust) (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for: Voya GNMA Income Fund (“GNMA Income”), Voya High Yield Bond Fund (“High Yield Bond”), Voya Intermediate Bond Fund (“Intermediate Bond”), Voya Short Term Bond Fund (“Short Term Bond”) and Voya Strategic Income Fund (“Strategic Income”) (each, a “Fund” and collectively, the “Funds”), each a diversified series of the Trust.

Each Fund offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class P*, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the average daily net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Class B shares of the Funds that offer Class B shares are closed to new investment, provided that (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of a Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the Voya family of funds.

*	Patent Pending

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the- counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Funds’ Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the New York Stock Exchange (“NYSE”). Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the year ended March 31, 2014, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities in emerging markets.

D.  Risk Exposures and the use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of March 31, 2014, the maximum amount of loss that Intermediate Bond, Short Term Bond and Strategic Income would incur if the counterparties to its derivative transactions failed to perform would be $637,503, $30,452 and $9, respectively, which represents the gross payments to be received by the Funds on open forward foreign currency contracts and swaps were they to be unwound as of March 31, 2014. There was no collateral posted by any counterparty at March 31, 2014.

The Funds’ master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.

As of March 31, 2014, Intermediate Bond, Short Term Bond and Strategic Income had a net liability position of $2,342,963 $24,557 and $3,371, respectively, on open forward foreign currency and swaps with credit related contingent features. If a contingent feature would have been triggered as of March 31, 2014, Intermediate Bond, Short Term Bond and Strategic Income could have been required to pay this amount in cash to their counterparties. As of March 31, 2014 Intermediate Bond had posted $2,210,000 to its counterparties in cash collateral for its open OTC derivatives transactions.

E.  Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the year ended March 31, 2014, Intermediate Bond, Short Term Bond and Strategic Income entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk.

The Funds use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following the respective Summary Portfolio of Investments for open forward foreign currency contracts at March 31, 2014.

During the year ended March 31, 2014, the Funds had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Intermediate Bond	$58,115,423	$83,483,943
Short Term Bond	1,894,936	3,814,632
Strategic Income	80,975	155,107

Certain Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2014, Intermediate Bond, Short Term Bond and Strategic Income have both purchased and sold futures contracts on various bonds and notes to manage duration and yield curve exposure. GNMA Income also sold futures contracts on various notes to manage duration and yield curve exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended March 31, 2014, the following Funds had an average notional value on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Summary Portfolio of Investments for open futures contracts at March 31, 2014.

	Purchased	Sold
GNMA Income	$1,968,750	$138,633,164
Intermediate Bond	134,117,917	80,616,267
Short Term Bond	50,929,162	32,073,602
Strategic Income	1,195,324	1,251,409

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. All Funds, with the exception of GNMA Income and Strategic Income, declare dividends daily and pay dividends monthly. GNMA Income declares and pays dividends monthly. Strategic Income declares and pays dividends annually. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.

J.  Securities Lending. Each Fund has the option to temporarily loan up to 33-1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

L.  Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Summary Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price. At March 31, 2014, Intermediate Bond had posted $33,432 in cash collateral to certain counterparties for delayed-delivery or when-issued transactions. At March 31, 2014, certain counterparties had posted $274,000 in cash collateral to GNMA Income for delayed-delivery or when-issued transactions.

M.  Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N.  Options Contracts. The Funds may write call and put options on futures, swaptions, securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended March 31, 2014, Intermediate Bond had purchased and written interest rate swaptions to manage duration and yield curve exposures. There were no open purchased or written interest rate swaptions at March 31, 2014.

Please refer to Note 9 for the volume of both purchased and written options and swaption activity during the year ended March 31, 2014.

O.  Swap Agreements. High Yield Bond and Intermediate Bond may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets or Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Intermediate Bond and Strategic Income may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2014, for which a Fund is seller of protection, are disclosed in each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the year ended March 31, 2014, Intermediate Bond had purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities or credit default swap indices to hedge against anticipated potential credit events. Please refer to the table following the Summary Portfolio of Investments for open credit default swaps to buy protection at March 31, 2014.

For the year ended March 31, 2014, Intermediate Bond and Strategic Income sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market. There were no open credit default swaps to sell protection at March 31, 2014.

For the year ended March 31, 2014, Intermediate Bond had average notional amounts of $27,577,200 and $5,763,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

For the year ended March 31, 2014, Strategic Income had an average notional amount of $250,000 on credit default swaps to sell protection.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended March 31, 2014, Intermediate Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $5,092,374. For the year ended March 31, 2014, Intermediate Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $25,485,587. Intermediate Bond entered into interest rate swaps to manage duration and yield curve exposures and to substitute for physical fixed-income securities. There were no open interest rate swaps at March 31, 2014.

P.  Construction Loan Securities. GNMA Income may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is GNMA Income’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

Q.  Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

R.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2014, the cost of purchases and proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
GNMA Income	$15,153,496	$42,490,185
High Yield Bond	332,952,685	144,882,558
Intermediate Bond	1,071,668,191	850,302,606
Short Term Bond	83,195,939	69,133,705
Strategic Income	5,728,234	5,380,816

U.S. government securities not included above were as follows:

	Purchases	Sales
GNMA Income	$3,145,562,659	$3,406,937,553
Intermediate Bond	6,791,771,336	6,562,273,333
Short Term Bond	119,757,560	130,081,789
Strategic Income	12,266,342	12,817,688

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds.

The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

Fund	Fee
GNMA Income	0.47% on first $1 billion, 0.40% on next $4 billion and 0.35% on assets thereafter
High Yield Bond	0.51% on first $500 million, 0.45% on next $4.5 billion and 0.40% on assets thereafter
Intermediate Bond	0.17% on all assets
Short Term Bond	0.35% on all assets
Strategic Income	0.55% on all assets

Effective June 14, 2013, the Investment Adviser is contractually obligated to waive the investment management fee for Class P shares of High Yield Bond. Termination or modification of this contractual waiver requires approval by the Board.

Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)(“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“VFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, VFS is entitled to

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets. Effective June 14, 2013, VFS is contractually obligated to waive the administrative fee for Class P shares of High Yield Bond. Termination or modification of this contractual waiver requires approval by the Board.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I, Class P, Class R6 and Class W and as otherwise noted below) has a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and/or a Service Plan (the “Plans”), whereby Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (the “Distributor” or “VID”), a Delaware limited liability company, is reimbursed or compensated (depending on the class of shares) by certain of the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class O	Class R
GNMA Income	0.25%	1.00%	1.00%	N/A	N/A
High Yield Bond	0.25%	1.00%	1.00%	N/A	0.50%
Intermediate Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Short Term Bond	0.25%	N/A	1.00%	N/A	N/A
Strategic Income	0.25%	N/A	1.00%	N/A	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended March 31, 2014, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:
GNMA Income	$21,291	$—
High Yield Bond	5,030	—
Intermediate Bond	2,997	—
Short Term Bond	408	—
Strategic Income	—	—
Contingent Deferred Sales Charges:
GNMA Income	33,995	9,888
High Yield Bond	—	660
Intermediate Bond	14	581

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2014, the following indirect, wholly-owned subsidiaries of Voya Financial, Inc. (formerly, ING U.S. Inc.) or affiliated investment companies owned more than 5% of the following Funds:

Subsidiary	Fund	Percentage
ING Life Insurance and Annuity Company	GNMA Income	14.04%
	Intermediate Bond	7.43
ING National Trust	GNMA Income	22.68
Voya Global Target Payment Fund	High Yield Bond	5.39
Voya Intermediate Bond Portfolio	High Yield Bond	17.36
Voya Investment Management Co. LLC	Strategic Income	92.95
Voya Solution 2015 Portfolio	Short Term Bond	28.87
Voya Solution 2025 Portfolio	High Yield Bond	7.23
	Short Term Bond	42.62
Voya Solution 2035 Portfolio	High Yield Bond	6.46
	Short Term Bond	12.56
Voya Solution Income Portfolio	Short Term Bond	8.29

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by Voya Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, as applicable, to the levels listed below:

Fund	Class A	Class B	Class C	Class I	Class O	Class P	Class R	Class R6	Class W
GNMA Income	0.97%	1.72%	1.72%	0.67%	N/A	N/A	N/A	N/A	0.72%
High Yield Bond	1.10%	1.85%	1.85%	0.85%	N/A	0.15%	1.35%	N/A	0.85%

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS (continued)

Fund	Class A	Class B	Class C	Class I	Class O	Class P	Class R	Class R6	Class W
Intermediate Bond	0.75%	1.50%	1.50%	0.50%	0.75%	N/A	1.00%	0.50%	0.50%
Short Term Bond	0.80%	N/A	1.55%	0.50%	N/A	N/A	N/A	0.47%	0.55%
Strategic Income(1)	1.15%	N/A	1.90%	0.70%	N/A	N/A	1.40%	N/A	0.90%

(1)	For Strategic Income, the total expense limits include the expenses of the underlying investment companies.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of March 31, 2014 the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	March 31,
	2015	2016	2017	Total
High Yield Bond	$32,202	$—	$—	$32,202
Short Term Bond	—	47,690	154,487	202,177
Strategic Income	—	59,959	173,603	233,562

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of March 31, 2014, are as follows:

	March 31,
	2015	2016	2017	Total
Short Term Bond
Class A	$—	$15	$28	$43
Class C	—	12	49	61
Class I	—	—	—	—
Class W	—	12	1	13

The Expense Limitation Agreement is contractual through August 1, 2014 and shall renew automatically for one-year terms unless: (i) The Investment Adviser provides 90 days written notice of its termination and such termination is approved by the Board; or (ii) the Management Agreement has been terminated.

NOTE 8 — LINE OF CREDIT

All funds except GNMA Income, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the Credit Agreement was available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the year ended March 31, 2014:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
High Yield Bond	6	$5,674,000	1.06%
Intermediate Bond	4	1,543,500	1.10
Short Term Bond	14	904,000	1.09

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased interest rate swaptions for Intermediate Bond during the year ended March 31, 2013 were as follows:

	Number of Contracts	Cost
Balance at 03/31/13	—	$—
Options Purchased	269,319,000	2,564,498
Options Terminated in Closing Sell Transactions	(269,319,000)	(2,564,498)
Options Exercised	—	—
Options Expired	—	—
Balance at 03/31/14	—	$—

Transactions in written interest rate swaptions for Intermediate Bond during the year ended March 31, 2014 were as follows:

	Number of Contracts	Premiums Received
Balance at 03/31/13	—	$—
Options Written	203,217,000	2,587,726
Options Terminated in Closing Purchase Transactions	(203,217,000)	(2,587,726)
Options Exercised	—	—
Options Expired	—	—
Balance at 03/31/14	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 10 — CAPITAL SHARES

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
GNMA Income
Class A
3/31/2014	8,800,223	—	2,264,762	(27,506,996)	(16,442,011)	77,019,414	—	19,672,584	(238,448,450)	(141,756,452)
3/31/2013	22,959,772	—	2,837,748	(19,599,235)	6,198,285	208,072,027	—	25,671,309	(177,126,083)	56,617,253
Class B
3/31/2014	308	—	2,629	(91,014)	(88,077)	2,659	—	22,760	(791,193)	(765,774)
3/31/2013	25,425	—	6,944	(278,591)	(246,222)	229,886	—	62,571	(2,508,867)	(2,216,410)
Class C
3/31/2014	1,250,237	—	326,912	(10,405,348)	(8,828,199)	10,938,740	—	2,829,014	(89,903,799)	(76,136,045)
3/31/2013	9,382,483	—	494,973	(5,222,493)	4,654,963	84,658,284	—	4,454,436	(46,855,597)	42,257,123
Class I
3/31/2014	7,492,601	—	527,743	(15,859,224)	(7,838,880)	65,560,856	—	4,594,743	(138,050,342)	(67,894,743)
3/31/2013	19,790,108	—	744,668	(13,437,362)	7,097,414	179,723,273	—	6,742,644	(121,416,870)	65,049,047
Class W
3/31/2014	2,317,507	—	137,229	(2,815,932)	(361,196)	20,206,826	—	1,194,295	(24,631,551)	(3,230,430)
3/31/2013	4,163,234	—	100,761	(1,347,304)	2,916,691	37,732,537	—	911,796	(12,174,224)	26,470,109
High Yield Bond
Class A
3/31/2014	989,822	—	415,756	(2,304,023)	(898,445)	8,242,849	—	3,460,327	(19,176,452)	(7,473,276)
3/31/2013	1,426,177	—	496,119	(4,257,912)	(2,335,616)	11,372,823	—	3,976,452	(33,552,864)	(18,203,589)
Class B
3/31/2014	1,215	—	6,027	(74,717)	(67,475)	10,099	—	50,088	(621,179)	(560,992)
3/31/2013	5,451	—	10,383	(124,353)	(108,519)	43,302	—	82,909	(992,362)	(866,151)
Class C
3/31/2014	377,083	—	53,081	(377,668)	52,496	3,140,930	—	441,849	(3,128,825)	453,954
3/31/2013	403,184	—	60,098	(373,763)	89,519	3,216,529	—	482,121	(2,997,927)	700,723
Class I
3/31/2014	21,384,279	—	1,213,112	(8,387,192)	14,210,199	179,258,136	—	10,078,850	(69,476,302)	119,860,684
3/31/2013	12,418,089	—	485,962	(3,920,879)	8,983,172	99,058,217	—	3,932,628	(31,146,456)	71,844,389
Class P
6/14/2013(1)–3/31/2014	9,317,725	—	274,102	(23,981)	9,567,846	77,424,912	—	2,287,149	(200,000)	79,512,061
Class R
1/30/2014(1)–3/31/2014	359	—	3	—	362	3,010	—	26	—	3,036
Class W
3/31/2014	1,725,371	—	90,774	(1,212,751)	603,394	14,360,057	—	757,456	(10,105,878)	5,011,635
3/31/2013	1,707,521	—	44,886	(189,755)	1,562,652	13,888,648	—	365,408	(1,536,841)	12,717,215
Intermediate Bond
Class A
3/31/2014	31,081,015	—	1,115,768	(8,115,179)	24,081,604	305,616,550	—	11,001,050	(79,923,732)	236,693,868
3/31/2013	7,409,016	—	1,303,815	(8,442,786)	270,045	75,028,898	—	13,205,170	(85,475,570)	2,758,498
Class B
3/31/2014	5,764	—	2,083	(125,927)	(118,080)	57,018	—	20,527	(1,241,880)	(1,164,335)
3/31/2013	23,765	—	7,646	(259,286)	(227,875)	238,948	—	77,277	(2,617,099)	(2,300,874)
Class C
3/31/2014	482,564	—	49,205	(1,350,467)	(818,698)	4,785,474	—	484,843	(13,281,478)	(8,011,161)
3/31/2013	696,411	—	101,527	(859,123)	(61,185)	7,030,444	—	1,027,082	(8,669,714)	(612,188)
Class I
3/31/2014	15,039,271	—	1,184,159	(27,790,996)	(11,567,566)	148,868,623	—	11,707,860	(277,758,535)	(117,182,052)
3/31/2013	52,410,027	—	2,495,937	(35,658,823)	19,247,141	530,735,888	—	25,284,291	(363,409,365)	192,610,814
Class O
3/31/2014	298,462	—	9,986	(632,953)	(324,505)	2,952,729	—	98,559	(6,252,929)	(3,201,641)
3/31/2013	418,771	—	17,369	(605,495)	(169,355)	4,237,328	—	175,920	(6,116,470)	(1,703,222)
Class R
3/31/2014	364,547	—	34,187	(702,865)	(304,131)	3,618,524	—	337,645	(6,908,808)	(2,952,639)
3/31/2013	608,527	—	58,426	(484,072)	182,881	6,171,243	—	592,356	(4,919,449)	1,844,150
Class R6
5/31/2013(1)–3/31/2014	29,671,565	—	565,001	(5,916,676)	24,319,890	295,403,008	—	5,547,628	(57,849,103)	243,101,533
Class W
3/31/2014	18,258,042	—	908,752	(5,739,760)	13,427,034	179,688,871	—	8,951,335	(56,587,894)	132,052,312
3/31/2013	14,469,111	—	853,287	(3,837,998)	11,484,400	145,792,949	—	8,632,533	(38,631,211)	115,794,271

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Short Term Bond
Class A
3/31/2014	23,505	—	133	(6,784)	16,854	234,529	—	1,328	(67,837)	168,020
12/19/2012(1)–3/31/2013	689	—	—*	(308)	381	6,888	—	1	(3,083)	3,806
Class C
3/31/2014	37,229	—	88	(2,527)	34,790	371,661	—	881	(25,332)	347,210
12/19/2012(1)–3/31/2013	301	—	—	—	301	3,010	—	—	—	3,010
Class I
3/31/2014	1,119,082	—	83,488	(18,523,291)	(17,320,721)	11,187,752	—	833,208	(184,826,979)	(172,806,019)
12/19/2012(1)–3/31/2013	18,416,606	—	37,320	(692,108)	17,761,818	184,177,241	—	373,394	(6,926,048)	177,624,587
Class R6
7/31/2013(1)–3/31/2014	19,297,821	—	183,050	(2,567,674)	16,913,197	192,647,134	—	1,831,526	(25,703,872)	168,774,788
Class W
3/31/2014	—	—	5	(1)	4	—	—	48	(10)	38
12/19/2012(1)–3/31/2013	301	—	—*	—	301	3,010	—	2	—	3,012
Strategic Income
Class A
3/31/2014	33,351	—	142	(2,828)	30,665	329,670	—	1,381	(27,998)	303,053
11/2/2012(1)–3/31/2013	1,154	—	7	(738)	423	11,544	—	71	(7,500)	4,115
Class C
3/31/2014	4,822	—	97	(316)	4,603	47,954	—	938	(3,136)	45,756
11/2/2012(1)–3/31/2013	301	—	2	—	303	3,010	—	15	—	3,025
Class I
3/31/2014	4,546	—	23,226	(1)	27,771	45,000	—	226,223	(1)	271,222
11/2/2012(1)–3/31/2013	498,801	—	3,248	—	502,049	4,988,029	—	32,871	—	5,020,900
Class R
3/31/2014	—	—	12	(1)	11	—	—	118	(10)	108
11/2/2012(1)–3/31/2013	301	—	2	—	303	3,010	—	17	—	3,027
Class W
3/31/2014	3,521	—	28	(3,536)	13	35,237	—	272	(35,585)	(76)
11/2/2012(1)–3/31/2013	301	—	2	—	303	3,010	—	20	—	3,030

(1)	Commencement of operations.

*	Share amount is less than 0.500

NOTE 11 — CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Bond and Intermediate Bond may invest in lower rated and comparable quality unrated high yield securities. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Intermediate Bond held the following defaulted security at March 31, 2014:

Fund	Security	Fair Value
Intermediate Bond	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	$—

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Fund and its corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Credit Risk (All Funds). A Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Foreign Securities (High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (High Yield Bond, Intermediate Bond and Strategic Income). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

Asset Allocation (Strategic Income). Assets will be allocated among other investment companies (“Underlying Funds”) and markets based on judgments by the Investment Adviser or sub-adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Investment by Funds-of-Funds (Short Term Bond). As an Underlying Fund of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of March 31, 2014:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
GNMA Income	$(187,182)	$9,070,283	$(8,883,101)
High Yield Bond	(190,189)	190,104	85

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Intermediate Bond	$—	$(1,223,130)	$1,223,130
Short Term Bond	—	532,750	(532,750)
Strategic Income	—	16,228	(16,228)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended March 31, 2014	Year Ended March 31, 2013
	Ordinary Income	Ordinary Income	Long-term Capital Gains	Return of Capital
GNMA Income	$32,523,403	$39,541,176	$2,141,445	$2,894,077
High Yield Bond	18,474,954	10,532,277	—	—
Intermediate Bond	40,695,991	53,584,816	—	—
Short Term Bond	2,673,924	373,397	—	—
Strategic Income	229,556	32,994	—	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
GNMA Income	$3,461,438	$(125,061)	$4,608,234	$(18,668,461)	ST	None
High Yield Bond	—	—	17,277,268	(11,635,451)	ST	2015
				(9,006,267)	ST	2017
				(14,980,165)	ST	2018
				$(35,621,883)
Intermediate Bond	5,943,353	(789,710)	19,775,585	(129,620,820)	ST	2018
				(9,457,190)	ST	None
				$(139,078,010)
Short Term Bond	44,172	—	496,872	(211,832)	ST	None
Strategic Income	59,345	(38,792)	67,441	(78,634)	ST	None
				(35,848)	LT	None
				$(114,482)

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of March 31, 2014, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 14 — SECURITIES LENDING (continued)

Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. The following is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of March 31, 2014:

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets	$3,852,789	$(3,852,789)	$—
Credit Suisse Securities USA LLC	332,812	(332,812)	—
First Clearing	423,750	(423,750)	—
Goldman Sachs International	542,380	(542,380)	—
JPMorgan Clearing Corp.	2,353,671	(2,353,671)	—
JPMorgan Securities LLC	2,233,934	(2,233,934)	—
RBC Capital Markets LLC	2,476,121	(2,476,121)	—
UBS AG	497,896	(497,896)	—
Total	$12,713,353	$(12,713,353)	$—

(1)	Collateral with a fair value of $13,023,678 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Short Term Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
JPMorgan Clearing Corp.	$319,196	$(319,196)	$—
RBC Capital Markets LLC	490,513	(490,513)	—
Total	$809,709	$(809,709)	$—

(1)	Collateral with a fair value of $832,742 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 15 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Funds. Inorder to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds in connection with the IPO. Shareholders of the Funds approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Investment Adviser or an

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 15 — RESTRUCTURING PLAN (continued)

affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Investment Adviser and its affiliates. Currently, the Investment Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

NOTE 16 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2014, the Funds declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0247	April 2, 2014	March 31, 2014
Class B	$0.0182	April 2, 2014	March 31, 2014
Class C	$0.0185	April 2, 2014	March 31, 2014
Class I	$0.0288	April 2, 2014	March 31, 2014
Class W	$0.0270	April 2, 2014	March 31, 2014
Class A	$0.0247	May 2, 2014	April 30, 2014
Class B	$0.0194	May 2, 2014	April 30, 2014
Class C	$0.0193	May 2, 2014	April 30, 2014
Class I	$0.0265	May 2, 2014	April 30, 2014
Class W	$0.0265	May 2, 2014	April 30, 2014
High Yield Bond
Class A	$0.0346	May 1, 2014	Daily
Class B	$0.0270	May 1, 2014	Daily
Class C	$0.0287	May 1, 2014	Daily
Class I	$0.0390	May 1, 2014	Daily
Class P	$0.0432	May 1, 2014	Daily
Class R	$0.0350	May 1, 2014	Daily
Class W	$0.0371	May 1, 2014	Daily
Intermediate Bond
Class A	$0.0241	May 1, 2014	Daily
Class B	$0.0180	May 1, 2014	Daily
Class C	$0.0180	May 1, 2014	Daily
Class I	$0.0271	May 1, 2014	Daily
Class O	$0.0241	May 1, 2014	Daily
Class R	$0.0222	May 1, 2014	Daily
Class R6	$0.0271	May 1, 2014	Daily
Class W	$0.0261	May 1, 2014	Daily
Short Term Bond
Class A	$0.0135	May 1, 2014	Daily
Class C	$0.0072	May 1, 2014	Daily
Class I	$0.0161	May 1, 2014	Daily
Class R6	$0.0161	May 1, 2014	Daily
Class W	$0.0157	May 1, 2014	Daily

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

VOYA GNMA INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
1,007,127		Vendee Mortgage Trust, 3.750%, 10/15/41	$944,317	0.1

		Total Collateralized Mortgage Obligations (Cost $1,073,587)	944,317	0.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 108.2%
		Federal Home Loan Mortgage Corporation: 3.0%##
13,987,350	ˆ	0.500%, due 07/15/36	246,793	0.0
4,836,204	ˆ	4.500%, due 12/15/40	908,830	0.1
1,585,278	ˆ	5.500%, due 09/15/35	300,683	0.1
2,651,965	ˆ	5.945%, due 06/15/40	251,198	0.0
8,763,863		6.000%, due 04/15/36	9,800,733	1.2
723,600	ˆ	7.846%, due 10/25/23	143,804	0.0
3,194,900		27.980%, due 04/15/32	4,229,399	0.5
7,830,351		5.000%–21.402%, due 12/01/14–05/01/38	8,994,761	1.1
			24,876,201	3.0

		Federal National Mortgage Association: 17.8%##
7,915,942	ˆ	3.000%, due 01/25/33	1,208,755	0.2
46,140,000	W	3.000%, due 05/01/43	44,416,957	5.4
9,525,752		3.000%, due 05/01/43	9,223,930	1.1
5,224,558		3.500%, due 06/25/41	5,101,225	0.6
8,483,771	ˆ	4.000%, due 05/25/42	1,744,597	0.2
19,029,363		4.000%, due 03/15/43	20,048,073	2.5
10,726,870		4.500%, due 09/01/41	11,464,136	1.4
5,883,655		4.500%, due 09/01/41	6,288,046	0.8
12,945,283	W	4.604%, due 11/25/33	13,163,871	1.6
8,132,125	ˆ	6.096%, due 06/25/42	1,507,671	0.2
3,348,291		16.489%, due 05/25/35	4,268,985	0.5
25,275,658		3.500%–8.574%, due 06/01/14–01/25/44	27,227,420	3.3
			145,663,666	17.8

		Government National Mortgage Association: 87.4%
26,936,915	ˆ	0.222%, due 01/16/50	611,880	0.1
34,627,208	ˆ	0.250%, due 06/20/36	309,006	0.0
2,225,650	ˆ	0.341%, due 02/16/48	28,438	0.0
27,279,001	ˆ	0.467%, due 11/16/46	553,745	0.1
9,771,142		0.559%, due 02/20/62	9,748,903	1.2
9,061,424		0.560%, due 04/20/63	9,013,027	1.1
64,280,063	ˆ	0.575%, due 01/16/51	1,946,002	0.2
1,222,587	ˆ	1.000%, due 06/16/37	37,169	0.0
46,948,838	ˆ	1.029%, due 02/16/44	2,297,371	0.3
40,413,145	ˆ	1.060%, due 06/16/52	2,779,608	0.3
8,395,425		1.197%, due 03/20/39	8,558,392	1.0
9,260,369	ˆ	1.260%, due 10/16/52	671,566	0.1
36,865,662	ˆ	1.506%, due 10/16/53	2,944,855	0.4
1,900,000	ˆ	2.500%, due 11/20/43	601,544	0.1
28,900,000		3.000%, due 04/01/43	28,425,858	3.5
5,785,506		3.201%, due 05/20/41	6,178,666	0.8
119,400,000		3.500%, due 12/20/41	121,881,275	14.9
12,414,884		3.500%, due 05/20/43	12,691,382	1.5
18,053,618		3.750%, due 05/20/42	18,460,884	2.3
17,114,260		3.750%, due 05/20/42	17,498,722	2.1
5,089,018	ˆ	4.000%, due 04/20/38	676,493	0.1
3,038,615	ˆ	4.000%, due 08/20/39	967,339	0.1
10,163,698		4.000%, due 09/20/40	10,616,969	1.3
4,628,246	ˆ	4.000%, due 04/20/41	839,919	0.1
12,082,022		4.000%, due 07/20/41	12,761,997	1.6
2,367,245	ˆ	4.000%, due 03/20/42	393,144	0.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
3,913,337		4.000%, due 10/20/42	$4,119,110	0.5
8,880,963		4.000%, due 07/20/43	9,349,246	1.1
5,602,448	ˆ	4.500%, due 08/20/33	119,984	0.0
1,198,316	ˆ	4.500%, due 02/20/35	49,412	0.0
1,174,649	ˆ	4.500%, due 02/20/36	78,327	0.0
505,628	ˆ	4.500%, due 12/20/37	59,465	0.0
2,023,041	ˆ	4.500%, due 02/20/38	45,188	0.0
3,091,603	ˆ	4.500%, due 04/20/39	501,515	0.1
11,182,139		4.500%, due 05/16/39	12,157,238	1.5
4,761,000		4.500%, due 05/20/39	5,111,721	0.6
8,945,711		4.500%, due 05/20/39	9,668,650	1.2
7,335,667		4.500%, due 02/15/40	7,945,734	1.0
6,200,000		4.500%, due 04/01/40	6,685,344	0.8
4,989,359		4.500%, due 09/20/41	5,380,978	0.7
19,044,650	ˆ	4.500%, due 12/16/42	3,890,696	0.5
11,595,342		4.660%, due 09/20/61	12,930,412	1.6
4,465,756		4.861%, due 06/20/61	4,901,194	0.6
4,701,374		4.875%, due 01/20/35	5,101,083	0.6
3,933,778		4.875%, due 06/20/35	4,268,690	0.5
3,786,907		5.000%, due 04/20/30	4,079,407	0.5
5,279,215		5.000%, due 10/20/34	5,817,954	0.7
4,970,973	ˆ	5.000%, due 05/20/35	132,672	0.0
569,312	ˆ	5.000%, due 09/16/35	30,263	0.0
4,845,316	ˆ	5.000%, due 01/20/38	674,647	0.1
2,423,534	ˆ	5.000%, due 07/16/39	436,706	0.1
3,741,011		5.000%, due 11/15/39	4,126,122	0.5
9,569,703	ˆ	5.000%, due 03/20/40	1,787,746	0.2
39,121,657		5.000%, due 05/20/40	43,069,853	5.3
1,371,999	ˆ	5.000%, due 05/20/41	307,102	0.0
3,774,860		5.125%, due 10/20/35	4,076,672	0.5
8,100,000		5.250%, due 01/20/38	8,880,771	1.1
3,710,951		5.500%, due 02/20/33	4,034,924	0.5
140,977	ˆ	5.500%, due 11/20/33	394	0.0
4,535,420		5.500%, due 03/16/34	5,144,380	0.6
10,259,231		5.500%, due 12/16/35	11,546,164	1.4
4,266,196		5.500%, due 10/20/37	4,773,737	0.6
4,865,179		5.500%, due 11/20/37	5,375,016	0.7
10,937,721		5.500%, due 01/15/39	12,498,872	1.5
938,050	ˆ	5.500%, due 09/16/40	149,739	0.0
7,494,528		5.750%, due 07/20/38	8,148,789	1.0
10,491,691	ˆ	5.843%, due 09/20/38	1,423,367	0.2
11,903,299	ˆ	5.843%, due 12/20/40	2,021,234	0.2
5,516,293	ˆ	5.893%, due 12/20/40	1,031,148	0.1
5,056,794	ˆ	5.943%, due 05/20/32	639,289	0.1
5,365,493		5.950%, due 02/15/44	5,621,342	0.7
3,990,785	ˆ	5.995%, due 09/16/39	624,350	0.1
1,181,401	ˆ	6.000%, due 01/20/34	246,879	0.0
7,610,000		6.000%, due 07/20/37	8,543,009	1.0
3,800,417		6.000%, due 10/20/37	4,350,744	0.5
2,123,551	ˆ	6.000%, due 01/16/40	885,909	0.1
20,742,640	ˆ	6.195%, due 04/16/39	2,834,737	0.3
8,433,718	ˆ	6.343%, due 09/20/37	1,474,555	0.2
9,137,516	ˆ	6.343%, due 09/20/38	1,282,592	0.2
4,258,628	ˆ	6.345%, due 05/16/38	728,396	0.1
4,051,605	ˆ	6.495%, due 09/16/40	743,297	0.1
3,395,882	ˆ	6.615%, due 02/16/35	590,530	0.1
3,079,152	ˆ	7.345%, due 05/16/31	597,511	0.1
1,654,805	ˆ	7.445%, due 10/16/29	361,328	0.0
4,947,236	ˆ	7.500%, due 04/16/37	1,504,918	0.2

See Accompanying Notes to Financial Statements

VOYA GNMA INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association: (continued)
174,916,525	0.377%–24.732%, due 05/15/16–07/20/62	$190,800,504	23.3
		715,255,710	87.4

	Total U.S. Government Agency Obligations (Cost $879,337,417)	885,795,577	108.2

U.S. TREASURY OBLIGATIONS: 0.7%
	U.S. Treasury Bonds: 0.7%
5,625,000	3.750%, due 11/15/43	5,824,513	0.7

	Total U.S. Treasury Obligations (Cost $5,696,654)	5,824,513	0.7

	Total Investments in Securities (Cost $886,107,658)	$892,564,407	109.0
	Liabilities in Excess of Other Assets	(73,762,351)	(9.0)
	Net Assets	$818,802,056	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $887,828,315.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,171,800
Gross Unrealized Depreciation	(7,435,708)
Net Unrealized Appreciation	$4,736,092

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2014
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$944,317	$—	$944,317
U.S. Government Agency Obligations	—	885,795,577	—	885,795,577
U.S. Treasury Obligations	—	5,824,513	—	5,824,513
Total Investments, at fair value	$—	$892,564,407	$—	$892,564,407
Other Financial Instruments+
Futures	470,119	—	—	470,119
Total Assets	$470,119	$892,564,407	$—	$893,034,526
Liabilities Table
Other Financial Instruments+
Futures	$(250,476)	$—	$—	$(250,476)
Total Liabilities	$(250,476)	$—	$—	$(250,476)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

VOYA GNMA INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 10-Year Note	(463)	06/30/14	$(57,180,500)	$400,576
U.S. Treasury 5-Year Note	(94)	06/30/14	(11,181,594)	69,543
U.S. Treasury Long Bond	(271)	06/19/14	(36,102,281)	(241,814)
U.S. Treasury Ultra Long Bond	(90)	06/19/14	(13,002,188)	(8,662)
			$(117,466,563)	$219,643

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$470,119
Total Asset Derivatives		$470,119
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$250,476
Total Liability Derivatives		$250,476

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$5,386,486
Total	$5,386,486

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$811,557
Total	$811,557

See Accompanying Notes to Financial Statements

VOYA HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 94.9%
		Basic Materials: 6.7%
2,500,000		ArcelorMittal, 6.000%, 03/01/21	$2,678,125	0.6
942,000		ArcelorMittal, 6.125%, 06/01/18	1,036,200	0.3
250,000	#	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	263,906	0.0
2,250,000	#	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	2,432,813	0.6
750,000	#	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	827,812	0.2
2,050,000		Huntsman International LLC, 4.875%, 11/15/20	2,073,063	0.5
1,750,000	#	INEOS Group Holdings SA, 6.125%, 08/15/18	1,822,188	0.4
2,000,000		Momentive Performance Materials, Inc., 8.875%, 10/15/20	2,177,500	0.5
1,000,000	#	Neenah Paper, Inc., 5.250%, 05/15/21	1,000,000	0.2
1,000,000	#, &	Orion Engineered Carbons Finance & Co. SCA, 9.250%, 08/01/19	1,042,500	0.3
1,250,000	#	PQ Corp., 8.750%, 05/01/18	1,368,750	0.3
1,500,000	#	Prince Mineral Holding Corp., 11.500%, 12/15/19	1,691,250	0.4
307,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.000%, 12/01/18	322,350	0.1
500,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.250%, 01/15/21	517,500	0.1
1,110,000	#	SPCM SA, 6.000%, 01/15/22	1,182,150	0.3
1,500,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	1,597,500	0.4
1,940,000	#	US Coatings Acquisition, Inc. / Axalta Coating Systems Dutch Holding B BV, 7.375%, 05/01/21	2,119,450	0.5
3,865,000		Other Securities	4,021,831	1.0
			28,174,888	6.7

		Communications: 16.7%
500,000	#	Alcatel-Lucent USA, Inc., 4.625%, 07/01/17	516,250	0.1
1,000,000	#	Alcatel-Lucent USA, Inc., 6.750%, 11/15/20	1,062,500	0.3
1,000,000	#	Altice Financing SA, 6.500%, 01/15/22	1,057,500	0.2
1,000,000	#	Altice Finco SA, 8.125%, 01/15/24	1,082,500	0.3
34,781	#	American Media, Inc., 13.500%, 06/15/18	37,737	0.0

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
665,000	#	Block Communications, Inc., 7.250%, 02/01/20	$711,550	0.2
200,000	#	CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp., 5.250%, 02/15/22	205,500	0.1
200,000	#	CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp., 5.625%, 02/15/24	205,500	0.0
2,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/23	1,995,000	0.5
460,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 7.250%, 10/30/17	488,175	0.1
1,400,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%–6.500%, 03/15/21–04/30/21	1,450,812	0.3
2,050,000		CenturyLink, Inc., 5.625%, 04/01/20	2,165,312	0.5
1,750,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	1,741,250	0.4
500,000	#	Cequel Communications Holdings I, LLC / Cequel Capital Corp., 6.375%, 09/15/20	525,000	0.1
1,530,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	1,660,050	0.4
1,105,000		Clear Channel Worldwide Holdings, Inc., 6.500%–7.625%, 03/15/20–11/15/22	1,184,863	0.3
1,500,000	#, &	CommScope Holding Co., Inc., 6.625%, 06/01/20	1,593,750	0.4
4,920,000		DISH DBS Corp., 5.000%–7.875%, 09/01/19–03/15/23	5,274,075	1.2
1,750,000	#	Gannett Co., Inc., 6.375%, 10/15/23	1,861,563	0.4
825,000	#	Harron Communications L.P./Harron Finance Corp., 9.125%, 04/01/20	936,375	0.2
500,000	#	Intelsat Jackson Holdings SA, 5.500%, 08/01/23	491,875	0.1
2,000,000	#	Intelsat Luxembourg SA, 7.750%, 06/01/21	2,112,500	0.5
1,607,000		LIN Television Corp., 6.375%, 01/15/21	1,711,455	0.4
1,250,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.250%, 08/01/21	1,306,250	0.3
1,000,000	#	Netflix, Inc., 5.750%, 03/01/24	1,040,000	0.2

See Accompanying Notes to Financial Statements

VOYA HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
1,000,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	$1,132,500	0.3
1,650,000		Sinclair Television Group, Inc., 6.125%, 10/01/22	1,678,875	0.4
3,060,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	3,197,700	0.8
1,500,000	#	Softbank Corp., 4.500%, 04/15/20	1,500,000	0.4
1,400,000		Sprint Capital Corp., 6.875%, 11/15/28	1,365,000	0.3
1,000,000	#	Sprint Corp., 7.125%, 06/15/24	1,052,500	0.3
2,000,000	#	Sprint Corp., 7.250%, 09/15/21	2,187,500	0.5
1,000,000	#	Sprint Corp., 7.875%, 09/15/23	1,102,500	0.3
500,000		Sprint Nextel Corp., 6.000%, 11/15/22	511,875	0.1
665,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	814,625	0.2
750,000	#	Telesat Canada, 6.000%, 05/15/17	778,125	0.2
4,230,000		T-Mobile USA, Inc., 5.250%–6.836%, 09/01/18–04/28/23	4,511,338	1.1
500,000	#	Wind Acquisition Finance S.A., 7.250%, 02/15/18	528,750	0.1
200,000	#	Wind Acquisition Finance S.A., 7.250%, 02/15/18	212,000	0.1
500,000	#	Wind Acquisition Finance S.A., 11.750%, 07/15/17	527,500	0.1
1,093,750	#, &	Wind Acquisition Holdings Finance SA, 12.250%, 07/15/17	1,151,172	0.3
14,548,024		Other Securities	15,722,923	3.7
			70,392,225	16.7

		Consumer, Cyclical: 14.2%
400,000	#	Allegion US Holding Co., Inc., 5.750%, 10/01/21	423,000	0.1
500,000	#	AMC Entertainment, Inc., 5.875%, 02/15/22	510,000	0.1
1,000,000	#	Ashton Woods USA LLC, 6.875%, 02/15/21	1,002,500	0.2
1,500,000	#	Building Materials Holding Corp., 9.000%, 09/15/18	1,661,250	0.4
144,000	#, &	Burlington Holdings LLC / Burlington Holding Finance, Inc., 9.000%, 02/15/18	147,960	0.0
1,500,000	#	Caesars Entertainment Resort Properties LLC, 11.000%, 10/01/21	1,582,500	0.4
1,535,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,646,287	0.4
1,400,000	#	CDR DB Sub, Inc., 7.750%, 10/15/20	1,351,000	0.3
1,000,000	#	Chrysler Group LLC / CG Co-Issuer, Inc., 8.250%, 06/15/21	1,136,250	0.3

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
1,500,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	$1,631,250	0.4
830,000	#	General Motors Co., 3.500%, 10/02/18	849,712	0.2
120,000	#	GLP Capital L.P. / GLP Financing II, Inc., 4.375%, 11/01/18	123,450	0.0
460,000	#	GLP Capital L.P. / GLP Financing II, Inc., 4.875%, 11/01/20	473,225	0.1
290,000	#	GLP Capital L.P. / GLP Financing II, Inc., 5.375%, 11/01/23	299,425	0.1
1,440,000	#	Hot Topic, Inc., 9.250%, 06/15/21	1,562,400	0.4
500,000	#	K Hovnanian Enterprises, Inc., 7.000%, 01/15/19	514,062	0.1
400,000	#	K Hovnanian Enterprises, Inc., 7.250%, 10/15/20	436,000	0.1
400,000	#	K Hovnanian Enterprises, Inc., 9.125%, 11/15/20	451,000	0.1
1,665,000		Meritor, Inc., 6.250%, 02/15/24	1,677,488	0.4
500,000		MGM Mirage, 7.500%, 06/01/16	559,375	0.1
1,500,000		MGM Resorts International, 7.750%, 03/15/22	1,747,500	0.4
500,000		MGM Resorts International, 8.625%, 02/01/19	601,250	0.2
1,000,000	#, &	Michaels FinCo Holdings LLC / Michaels FinCo, Inc., 7.500%, 08/01/18	1,035,000	0.2
1,000,000	#, &	MISA Investments Ltd., 8.625%, 08/15/18	1,032,500	0.2
1,000,000	#	NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp., 5.000%, 08/01/18	1,042,500	0.3
250,000	#	Neiman Marcus Group LLC/The, 8.000%, 10/15/21	275,938	0.1
1,250,000	#, &	Neiman Marcus Group LLC/The, 8.750%, 10/15/21	1,387,500	0.3
1,150,000	#, &	New Academy Finance Co., LLC / New Academy Finance Corp., 8.000%, 06/15/18	1,183,063	0.3
1,000,000	#	Oshkosh Corp., 5.375%, 03/01/22	1,022,500	0.2
1,500,000	#	Paris Las Vegas Holding LLC / Harrahs Las Vegas LLC / Flamingo Las Vegas Holdings, 8.000%, 10/01/20	1,586,250	0.4
1,000,000	#, &	PC Nextco Holdings LLC / PC Nextco Finance, Inc., 8.750%, 08/15/19	1,038,750	0.2
1,020,000	#	PNK Finance Corp., 6.375%, 08/01/21	1,065,900	0.3

See Accompanying Notes to Financial Statements

VOYA HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	$236,400	0.1
750,000	#	RSI Home Products, Inc., 6.875%, 03/01/18	808,125	0.2
1,351,000	#, &	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,443,881	0.3
1,000,000	#	SIWF Merger Sub, Inc. / Springs Industries, Inc., 6.250%, 06/01/21	1,042,500	0.3
2,000,000		Sonic Automotive, Inc., 5.000%, 05/15/23	1,972,500	0.5
1,800,000		United Continental Holdings, Inc., 6.000%–6.375%, 06/01/18–07/15/28	1,787,500	0.4
750,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	855,000	0.2
245,000	#	WMG Acquisition Corp., 5.625%, 04/15/22	249,288	0.1
80,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	80,900	0.0
18,520,000		Other Securities	20,058,660	4.8
			59,591,539	14.2

		Consumer, Non-cyclical: 19.2%
1,250,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	1,362,500	0.3
1,665,000	#	American Rock Salt Co., LLC/American Rock Capital Corp., 8.250%, 05/01/18	1,742,006	0.4
1,750,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	1,911,875	0.5
1,250,000	#	Brand Energy & Infrastructure Services, Inc., 8.500%, 12/01/21	1,328,125	0.3
1,000,000	#, &	Capsugel SA, 7.000%, 05/15/19	1,031,875	0.3
1,500,000	#	Ceridian HCM Holding, Inc., 11.000%, 03/15/21	1,736,250	0.4
500,000	#	CHS/Community Health Systems, Inc., 5.125%, 08/01/21	515,000	0.1
1,000,000	#	CHS/Community Health Systems, Inc., 6.875%, 02/01/22	1,050,000	0.3
1,040,000		CHS/Community Health Systems, Inc., 5.125%–8.000%, 08/15/18–07/15/20	1,113,825	0.2
970,000	#	Diamond Foods, Inc., 7.000%, 03/15/19	1,006,375	0.2
1,000,000	#	Dole Food Co., Inc., 7.250%, 05/01/19	1,006,250	0.2
1,465,000	#	First Quality Finance Co., Inc., 4.625%, 05/15/21	1,432,037	0.3
1,610,000	#	Grifols Worldwide Operations Ltd., 5.250%, 04/01/22	1,650,250	0.4

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
3,620,000		HCA Holdings, Inc., 6.250%, 02/15/21	$3,884,260	0.9
1,405,000		HCA Holdings, Inc., 7.750%, 05/15/21	1,552,525	0.4
1,800,000		HCA, Inc., 7.500%, 02/15/22	2,061,000	0.5
1,795,000		HCA, Inc., 3.750%–7.875%, 03/15/19–09/15/20	1,840,497	0.4
1,480,000		Immucor, Inc., 11.125%, 08/15/19	1,679,800	0.4
500,000	#, &	Jaguar Holding Co. I, 9.375%, 10/15/17	528,125	0.1
500,000	#	Jaguar Holding Co., 9.500%, 12/01/19	558,750	0.2
420,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	448,350	0.1
1,150,000	#	JBS USA, LLC/JBS USA Finance, Inc., 7.250%, 06/01/21	1,230,500	0.3
1,000,000	#	KeHE Distributors LLC / KeHE Finance Corp., 7.625%, 08/15/21	1,076,875	0.3
1,000,000	#	Logo Merger Sub Corp., 8.375%, 10/15/20	1,067,500	0.3
750,000	#, &	Michael Foods Holding, Inc., 8.500%, 07/15/18	785,625	0.2
1,290,000	#	MPH Acquisition Holdings LLC, 6.625%, 04/01/22	1,327,088	0.3
1,000,000	#	Mustang Merger Corp., 8.500%, 08/15/21	1,100,000	0.3
545,000	#	Neff Rental, LLC/Neff Finance Corp., 9.625%, 05/15/16	569,525	0.1
750,000	#	Nord Anglia Education UK Holdings PLC, 10.250%, 04/01/17	840,000	0.2
800,000	#, &	Nord Anglia Education, Inc., 8.500%, 02/15/18	860,000	0.2
1,224,000	#	Physio-Control International, Inc., 9.875%, 01/15/19	1,380,060	0.3
2,500,000		Reynolds Group Issuer, Inc., 8.250%–9.875%, 04/15/19–02/15/21	2,749,688	0.7
1,750,000		RR Donnelley & Sons Co., 6.500%–7.875%, 03/15/21–11/15/23	1,945,625	0.5
1,495,000	#	Safway Group Holding LLC / Safway Finance Corp., 7.000%, 05/15/18	1,599,650	0.4
1,500,000	#	Salix Pharmaceuticals Ltd, 6.000%, 01/15/21	1,605,000	0.4
500,000	#	Select Medical Corp., 6.375%, 06/01/21	510,000	0.1
1,050,000	#	Shearer’s Foods, LLC / Chip Fin Corp., 9.000%, 11/01/19	1,152,375	0.3
1,280,000	#	STHI Holding Corp., 8.000%, 03/15/18	1,358,400	0.3

See Accompanying Notes to Financial Statements

VOYA HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
1,000,000	#	Tenet Healthcare Corp., 6.000%, 10/01/20	$1,071,875	0.3
2,095,000		Tenet Healthcare Corp., 6.250%–8.125%, 11/01/18–04/01/22	2,332,028	0.5
1,000,000	#	Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21	1,130,000	0.3
1,500,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/18	1,657,500	0.4
1,025,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	1,109,563	0.2
490,000	#	VPI Escrow Corp., 6.375%, 10/15/20	531,650	0.1
20,823,000		Other Securities	22,421,469	5.3
			80,851,671	19.2

		Diversified: 0.3%
1,150,000		Other Securities	1,190,250	0.3

		Energy: 14.8%
1,035,000		Arch Coal, Inc., 7.250%, 06/15/21	786,600	0.2
1,000,000	#	Arch Coal, Inc., 8.000%, 01/15/19	1,002,500	0.2
1,600,000		Bonanza Creek Energy, Inc., 6.750%, 04/15/21	1,716,000	0.4
1,290,000	#	Calumet Specialty Products Partners L.P./Calumet Finance Corp., 6.500%, 04/15/21	1,302,900	0.3
1,750,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.625%–9.625%, 05/01/19–01/15/22	1,992,375	0.5
1,645,000		Chaparral Energy, Inc., 7.625%–8.250%, 09/01/21–11/15/22	1,804,600	0.4
1,525,000		Chesapeake Energy Corp., 6.125%, 02/15/21	1,669,875	0.4
1,200,000		Chesapeake Energy Corp., 6.625%, 08/15/20	1,353,000	0.3
1,500,000	#	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.125%, 03/01/22	1,575,000	0.4
1,800,000	#	CrownRock L.P. / CrownRock Finance, Inc., 7.125%, 04/15/21	1,917,000	0.5
1,500,000	#	Energy XXI Gulf Coast, Inc., 7.500%, 12/15/21	1,578,750	0.4
875,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 8.000%, 02/15/20	951,562	0.2
325,000	#	Jones Energy Holdings LLC / Jones Energy Finance Corp., 6.750%, 04/01/22	331,500	0.1

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
500,000	#	Laredo Petroleum, Inc., 5.625%, 01/15/22	$506,875	0.1
525,000		Linn Energy, LLC/Linn Energy Finance Corp., 7.750%, 02/01/21	567,000	0.1
1,345,000	#	Linn Energy, LLC/Linn Energy Finance Corp., 7.250%, 11/01/19	1,408,887	0.4
1,000,000	#	Murray Energy Corp., 8.625%, 06/15/21	1,057,500	0.3
500,000	#	Oasis Petroleum, Inc., 6.875%, 03/15/22	543,750	0.1
925,000	#	PetroBakken Energy Ltd., 8.625%, 02/01/20	929,625	0.2
1,750,000	#	RKI Exploration & Production LLC / RKI Finance Corp., 8.500%, 08/01/21	1,898,750	0.5
1,815,000		Rosetta Resources, Inc., 5.625%, 05/01/21	1,864,912	0.4
1,595,000	#	Sanchez Energy Corp., 7.750%, 06/15/21	1,710,638	0.4
2,050,000		SandRidge Energy, Inc., 7.500%–8.125%, 03/15/21–02/15/23	2,200,500	0.5
500,000	#	SM Energy Co., 5.000%, 01/15/24	488,750	0.1
1,000,000	#	Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 7.500%, 07/01/21	1,075,000	0.3
500,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	538,750	0.1
1,645,000	#	Talos Production LLC, 9.750%, 02/15/18	1,731,363	0.4
2,000,000		Tesoro Corp., 4.250%, 10/01/17	2,110,000	0.5
1,250,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	1,331,250	0.3
1,000,000	#	Westmoreland Escrow Corp., 10.750%, 02/01/18	1,095,000	0.3
21,661,000		Other Securities	23,027,401	5.5
			62,067,613	14.8

		Financial: 4.8%
1,500,000		Ally Financial, Inc., 7.500%, 09/15/20	1,788,750	0.4
2,690,000		Ally Financial, Inc., 3.125%–8.300%, 02/12/15–03/15/20	2,884,365	0.7
200,000	#	Boyd Acquisition Sub, LLC/Boyd Acquisition Finance Corp., 8.375%, 02/15/18	217,000	0.1
500,000	#	C-B Stage I, Inc., 8.750%, 12/15/19	555,000	0.1

See Accompanying Notes to Financial Statements

VOYA HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
290,000	#	CIT Group, Inc., 6.625%, 04/01/18	$325,888	0.1
2,830,000		CIT Group, Inc., 4.250%–5.375%, 05/15/17–08/15/22	3,006,484	0.7
1,150,000	#	CNG Holdings, Inc./OH, 9.375%, 05/15/20	1,063,750	0.3
1,000,000	#	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 4.875%, 03/15/19	1,020,000	0.2
1,000,000	#	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.000%, 08/01/20	1,065,000	0.3
2,095,000		International Lease Finance Corp., 5.875%–8.250%, 05/15/19–08/15/22	2,317,952	0.5
500,000	#	Realogy Corp., 7.625%, 01/15/20	558,750	0.1
770,000	#	Realogy Corp., 7.875%, 02/15/19	834,488	0.2
1,000,000	#, &	Sophia Holding Finance L.P. / Sophia Holding Finance, Inc., 9.625%, 12/01/18	1,052,500	0.2
3,485,000		Other Securities	3,660,425	0.9
			20,350,352	4.8

		Industrial: 9.7%
1,100,000	#	Accudyne Industries Borrower / Accudyne Industries LLC, 7.750%, 12/15/20	1,190,750	0.3
1,509,000		ADS Waste Holdings, Inc., 8.250%, 10/01/20	1,648,582	0.4
444,000	#	Ainsworth Lumber Co. Ltd., 7.500%, 12/15/17	476,190	0.1
745,000	#	Ardagh Packaging Finance Plc, 9.125%, 10/15/20	834,400	0.2
88,235	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	93,309	0.0
1,000,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.750%, 01/31/21	1,047,500	0.2
1,480,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	1,472,600	0.4
250,000	#	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is, 6.000%, 06/15/17	259,375	0.1
1,045,500	#, &	BOE Intermediate Holding Corp., 9.000%, 11/01/17	1,140,248	0.3
750,000	#, &	BOE Merger Corp., 9.500%, 11/01/17	798,750	0.2
700,000	#	Bombardier, Inc., 4.250%, 01/15/16	731,500	0.2
165,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	179,438	0.0

CORPORATE BONDS/NOTES: (continued)
		industrial: (continued)
335,000	#	Building Materials Corp. of America, 7.500%, 03/15/20	$362,637	0.1
1,000,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,110,000	0.3
1,700,000	#	Consolidated Container Co., LLC/Consolidated Container Capital, Inc., 10.125%, 07/15/20	1,814,750	0.4
1,000,000	#	CTP Transportation Products LLC / CTP Finance, Inc., 8.250%, 12/15/19	1,082,500	0.3
1,000,000	#	Darling Escrow Corp., 5.375%, 01/15/22	1,028,750	0.2
1,250,000	#	Dematic SA / DH Services Luxembourg Sarl, 7.750%, 12/15/20	1,340,625	0.3
200,000	#	Emeco Pty Ltd., 9.875%, 03/15/19	206,500	0.0
1,250,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	1,293,750	0.3
500,000	#	Headwaters, Inc., 7.250%, 01/15/19	523,750	0.1
880,000	#	JM Huber Corp., 9.875%, 11/01/19	1,016,400	0.2
285,000	#	Mcron Finance Sub, LLC / Mcron Finance Corp., 8.375%, 05/15/19	316,350	0.1
500,000	#	Milacron LLC / Mcron Finance Corp., 7.750%, 02/15/21	542,500	0.1
1,500,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	1,580,625	0.4
1,750,000	#	Roofing Supply Group, LLC / Roofing Supply Finance, Inc., 10.000%, 06/01/20	1,973,125	0.5
1,470,000	#	Syncreon Group BV / Syncreon Global Finance US, Inc., 8.625%, 11/01/21	1,539,825	0.4
2,000,000		TransDigm, Inc., 7.750%, 12/15/18	2,155,000	0.5
1,250,000	#	Waterjet Holdings, Inc., 7.625%, 02/01/20	1,328,125	0.3
1,500,000	#	Wise Metals Group LLC / Wise Alloys Finance Corp., 8.750%, 12/15/18	1,616,250	0.4
9,329,000		Other Securities	10,094,572	2.4
			40,798,676	9.7

		Technology: 6.4%
1,000,000	#	ACI Worldwide, Inc., 6.375%, 08/15/20	1,056,250	0.2
1,545,000	#	Activision Blizzard, Inc., 6.125%, 09/15/23	1,685,981	0.4
1,555,000		Aspect Software, Inc., 10.625%, 05/15/17	1,652,187	0.4
335,000	#	Audatex North America, Inc., 6.000%, 06/15/21	359,287	0.1

See Accompanying Notes to Financial Statements

VOYA HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
750,000	#	Audatex North America, Inc., 6.125%, 11/01/23	$801,563	0.2
1,290,000	#	BCP Singapore VI Cayman Financing Co. Ltd., 8.000%, 04/15/21	1,315,800	0.3
1,750,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	1,850,625	0.4
1,575,000		CDW, LLC / CDW Finance Corp., 8.500%, 04/01/19	1,732,500	0.4
1,000,000	#, &	Eagle Midco, Inc., 9.000%, 06/15/18	1,055,000	0.2
1,795,000		Emdeon, Inc., 11.000%, 12/31/19	2,093,419	0.5
645,000	#	Entegris, Inc., 6.000%, 04/01/22	661,125	0.2
1,850,000		First Data Corp., 10.625%, 06/15/21	2,090,500	0.5
750,000		First Data Corp., 11.750%, 08/15/21	791,250	0.2
1,200,000	#	First Data Corp., 6.750%, 11/01/20	1,296,000	0.3
145,000	#	First Data Corp., 8.250%, 01/15/21	158,050	0.0
646,000	#, &	First Data Corp., 8.750%, 01/15/22	708,985	0.2
1,000,000	#, &	Healthcare Technology Intermediate, Inc., 7.375%, 09/01/18	1,020,000	0.2
665,000	#	iGATE Corp., 4.750%, 04/15/19	670,819	0.2
750,000	#	IMS Health, Inc., 6.000%, 11/01/20	791,250	0.2
200,000	#	NCR Escrow Corp., 5.875%, 12/15/21	211,500	0.1
1,300,000	#	NCR Escrow Corp., 6.375%, 12/15/23	1,387,750	0.3
3,372,000		Other Securities	3,717,413	0.9
			27,107,254	6.4

		Utilities: 2.1%
1,271,000	#	Calpine Corp., 7.500%, 02/15/21	1,394,922	0.3
366,000	#	Calpine Corp., 7.875%, 07/31/20	404,430	0.1
1,500,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	1,608,750	0.4
1,000,000	#	NRG Energy, Inc., 6.250%, 07/15/22	1,032,500	0.3
1,660,000		NRG Energy, Inc., 7.625%–7.875%, 05/15/19–05/15/21	1,784,500	0.4
2,210,000		Other Securities	2,392,950	0.6
			8,618,052	2.1

		Total Corporate Bonds/Notes (Cost $381,813,167)	399,142,520	94.9

ASSET-BACKED SECURITIES: 0.3%
		Other Asset-Backed Securities: 0.3%
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	$1,084,188	0.3

		Total Asset-Backed Securities (Cost $997,500)	1,084,188	0.3

Shares			Value	Percentage of Net Assets

COMMON STOCK: 0.0%
		Consumer Discretionary: 0.0%
5,810	@, X	American Media, Inc., Stock Certificates	1	0.0
195		Other Securities	97	0.0

		Total Common Stock (Cost $136,656)	98	0.0
		Total Long-Term Investments (Cost $382,947,323)	400,226,806	95.2

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.7%
		Commercial Paper: 1.7%
3,100,000		American Electric Power Company, Inc., 0.220%, 04/04/14	3,099,924	0.7
4,000,000		Virgin Electric & Power Co., 0.200%, 04/28/14	3,999,378	1.0
			7,099,302	1.7

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.0%
4,072,756		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $4,072,756)	4,072,756	1.0

		Total Short-Term Investments (Cost $11,172,058)	11,172,058	2.7

		Total Investments in Securities (Cost $394,119,381)	$411,398,864	97.9
		Assets in Excess of Other Liabilities	8,971,913	2.1
		Net Assets	$420,370,777	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of March 31, 2014.

See Accompanying Notes to Financial Statements

VOYA HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

&	Payment-in-kind

X	Fair value determined by Voya funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

Cost for federal income tax purposes is $394,121,596.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$18,060,833
Gross Unrealized Depreciation	(783,565)
Net Unrealized Appreciation	$17,277,268

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$98	$98
Total Common Stock	—	—	98	98
Corporate Bonds/Notes	—	399,142,520	—	399,142,520
Short-Term Investments	4,072,756	7,099,302	—	11,172,058
Asset-Backed Securities	—	1,084,188	—	1,084,188
Total Investments, at fair value	$4,072,756	$407,326,010	$98	$411,398,864

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 28.5%
		Basic Materials: 2.4%
2,564,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	$2,605,942	0.2
1,500,000	#	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	1,466,250	0.1
2,110,000	#, L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	2,281,437	0.1
1,334,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	1,327,361	0.1
2,921,000	#	Kinross Gold Corp., 5.950%, 03/15/24	2,932,179	0.2
1,770,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,774,425	0.1
1,655,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	1,777,056	0.1
880,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	887,700	0.0
2,017,000	#	Xstrata Finance Canada Ltd., 4.250%, 10/25/22	1,970,583	0.1
778,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	805,525	0.1
20,671,000		Other Securities(a)	20,973,052	1.3
			38,801,510	2.4

		Communications: 4.0%
772,000	#	COX Communications, Inc., 4.500%, 06/30/43	675,373	0.0
1,740,000	#	Gannett Co., Inc., 6.375%, 10/15/23	1,850,925	0.1
770,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	872,025	0.1
2,640,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	2,785,200	0.2
2,110,000	#	Softbank Corp., 4.500%, 04/15/20	2,110,000	0.1
2,600,000	#	Telefonica Chile SA, 3.875%, 10/12/22	2,477,301	0.2
2,833,000		Time Warner Cable, Inc., 5.875%, 11/15/40	3,080,420	0.2
5,944,000	L	Time Warner, Inc., 4.050%–6.500%, 12/15/23–12/15/43	6,392,256	0.4
4,814,000		Verizon Communications, Inc., 5.150%, 09/15/23	5,278,724	0.3
5,908,000		Verizon Communications, Inc., 4.150%–6.550%, 03/15/24–09/15/43	6,471,355	0.4
32,147,000		Other Securities(a)	32,474,989	2.0
			64,468,568	4.0

		Consumer, Cyclical: 1.8%
1,375,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,474,688	0.1
2,050,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	2,229,375	0.2

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
1,945,000	#	PNK Finance Corp., 6.375%, 08/01/21	$2,032,525	0.1
1,680,000	#, &	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,795,500	0.1
1,210,000	#	TRW Automotive, Inc., 4.450%, 12/01/23	1,219,075	0.1
4,950,000		Yum! Brands, Inc., 3.875%–5.350%, 11/01/23–11/01/43	5,095,222	0.3
14,362,000		Other Securities	14,593,531	0.9
			28,439,916	1.8

		Consumer, Non-cyclical: 2.7%
1,140,000	#	ERAC USA Finance LLC, 2.800%, 11/01/18	1,162,133	0.1
1,420,000	#	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20	1,400,475	0.1
600,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	558,000	0.0
1,960,000	#	Tenet Healthcare Corp., 6.000%, 10/01/20	2,100,875	0.1
915,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	1,015,650	0.1
1,000,000	#	VPI Escrow Corp., 6.375%, 10/15/20	1,085,000	0.1
1,753,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	1,760,410	0.1
2,464,000	#	WM Wrigley Jr Co., 2.900%, 10/21/19	2,490,158	0.1
1,146,000	#	WM Wrigley Jr Co., 3.375%, 10/21/20	1,159,110	0.1
31,020,000		Other Securities	31,373,561	1.9
			44,105,372	2.7

		Diversified: 0.1%
1,700,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	1,836,000	0.1

		Energy: 3.9%
870,000	#	Antero Resources Finance Corp., 5.375%, 11/01/21	883,594	0.1
1,467,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	1,659,544	0.1
1,070,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,229,162	0.1
4,535,000		Energy Transfer Partners L.P., 4.650%–9.700%, 03/15/19–06/01/41	5,145,931	0.3
7,050,000	L	Gazprom OAO Via Gaz Capital SA, 4.950%–7.288%, 11/22/16–08/16/37	7,230,750	0.4
1,800,000	±, X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	—	—
600,000	#	KazMunayGas National Co. JSC, 4.400%, 04/30/23	567,000	0.0

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued
3,200,000	#	Lukoil International Finance BV, 3.416%, 04/24/18	$3,120,800	0.2
1,200,000		Lukoil International Finance BV, 4.563%–6.125%, 11/09/20–04/24/23	1,150,000	0.1
40,460,000		Other Securities(a)	41,785,774	2.6
			62,772,555	3.9

		Financial: 10.1%
3,943,000		American International Group, Inc., 3.375%–8.175%, 01/16/18–05/15/68	4,532,064	0.3
4,304,000		American Tower Corp., 3.400%–4.500%, 01/15/18–02/15/19	4,492,048	0.3
2,425,000	#, L	Australia & New Zealand Banking Group Ltd., 4.500%, 03/19/24	2,423,496	0.2
400,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	378,500	0.0
3,551,000		Bank of America Corp., 5.000%, 01/21/44	3,639,310	0.3
6,588,000		Bank of America Corp., 4.000%–8.000%, 07/24/23–12/29/49	6,823,494	0.4
1,333,000		BPCE SA, 2.500%, 12/10/18	1,341,214	0.1
1,034,000	#	BPCE SA, 5.150%, 07/21/24	1,030,848	0.1
2,388,000	#	BPCE SA, 5.700%, 10/22/23	2,487,078	0.1
700,000	#	Caixa Economica Federal, 4.500%, 10/03/18	714,000	0.1
6,297,000		Citigroup, Inc., 3.500%–6.675%, 05/15/23–12/29/49	6,507,868	0.4
2,961,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 5.750%, 12/01/43	3,243,260	0.2
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,207,800	0.1
1,455,000	#, L	Credit Agricole SA, 7.875%, 01/29/49	1,538,663	0.1
4,386,000	#	Credit Suisse AG, 6.500%, 08/08/23	4,824,600	0.3
1,730,000	#	Credit Suisse Group AG, 7.500%, 12/29/49	1,881,392	0.1
2,881,000		Deutsche Bank AG, 4.296%, 05/24/28	2,720,018	0.2
1,995,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	2,048,673	0.1
4,728,000		General Electric Capital Corp., 5.300%–7.125%, 02/11/21–12/15/49	5,289,805	0.3
8,570,000		Goldman Sachs Group, Inc., 2.900%–6.750%, 07/19/18–10/01/37	8,714,542	0.6

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued
1,763,000	#	HBOS PLC, 6.750%, 05/21/18	$2,001,504	0.1
2,100,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	2,186,268	0.1
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,210,698	0.1
5,983,000		Intesa Sanpaolo SpA, 2.375%–5.250%, 01/13/17–01/12/24	6,091,177	0.4
559,000	#	IPIC GMTN Ltd., 3.750%, 03/01/17	598,130	0.0
800,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	907,000	0.1
5,625,000		JPMorgan Chase & Co., 3.375%–6.125%, 05/01/23–12/29/49	5,451,785	0.3
1,921,000	#	Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/24	1,933,596	0.1
6,184,000		Morgan Stanley, 2.125%–5.000%, 04/25/18–11/24/25	6,231,373	0.4
DKK 10	X	Nordea Kredit Realkreditaktieselskab, 6.000%, 07/01/29	—	—
1,147,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	1,135,063	0.1
4,545,000		SLM Corp., 4.625%–6.000%, 01/25/17–06/17/19	4,775,933	0.3
2,468,000	#	Societe Generale SA, 5.000%, 01/17/24	2,464,493	0.1
2,690,000	#, L	Societe Generale SA, 7.875%, 12/29/49	2,798,272	0.2
2,212,000	#	Standard Chartered PLC, 5.700%, 03/26/44	2,195,410	0.1
4,638,000		Wells Fargo & Co., 5.375%, 11/02/43	4,904,138	0.3
49,578,600		Other Securities(a)	50,903,587	3.1
			162,627,100	10.1

		Industrial: 0.6%
250,000	#	Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc., 7.375%, 10/15/17	266,875	0.0
1,879,000	#	Ingersoll-Rand Global Holding Co. Ltd., 4.250%, 06/15/23	1,922,390	0.1
7,587,000		Other Securities	8,083,239	0.5
			10,272,504	0.6

		Technology: 1.2%
5,541,000		Hewlett-Packard Co., 2.600%–5.400%, 09/15/16–01/14/19	5,767,791	0.4
13,286,000		Other Securities	13,247,731	0.8
			19,015,522	1.2

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: 1.7%
2,000,000	#	Calpine Corp., 6.000%, 01/15/22	$2,110,000	0.1
612,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	696,801	0.0
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	1,456,491	0.1
873,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	938,475	0.1
48,786	#	Juniper Generation, LLC, 6.790%, 12/31/14	47,565	0.0
21,122,000		Other Securities	21,909,816	1.4
			27,159,148	1.7

		Total Corporate Bonds/Notes (Cost $448,406,640)	459,498,195	28.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 15.2%
1,039,000	#	American General Mortgage Loan Trust, 5.650%, 03/25/58	1,075,385	0.1
900,000	#	Arkle Master Issuer PLC, 1.936%, 05/17/60	912,299	0.1
2,220,000		Banc of America Commercial Mortgage Trust 2007-3, 5.598%, 06/10/49	2,272,803	0.1
1,018,198	#	Banc of America Funding Corp., 5.250%, 08/26/35	1,057,859	0.1
4,557,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.147%, 07/10/45	4,404,227	0.3
1,900,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.182%, 09/10/47	2,003,090	0.1
1,100,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.182%, 09/10/47	1,113,547	0.1
1,030,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.182%, 09/10/47	1,069,612	0.1
860,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.182%, 09/10/47	903,509	0.0
860,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.339%, 07/10/43	887,763	0.1
1,271,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.390%, 03/11/41	1,265,300	0.1
480,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.390%, 03/11/41	488,457	0.0

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,710,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 6.038%, 11/10/38	$1,797,319	0.1
1,007,309		Banc of America Mortgage 2005-J Trust, 2.756%, 11/25/35	947,640	0.0
413,277		Bear Stearns Alternative-A Trust, 0.794%, 07/25/34	395,348	0.0
1,623,803		Bear Stearns ARM Trust 2006-2, 2.709%, 07/25/36	1,340,667	0.1
2,180,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.859%, 06/11/41	2,211,113	0.1
2,050,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.138%, 10/12/42	2,094,774	0.2
2,080,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.138%, 10/12/42	2,030,716	0.1
1,200,000		Bear Stearns Commercial Mortgage Securities Trust 2006-PWR14, 5.273%, 12/11/38	1,197,818	0.1
1,013,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.576%, 04/12/38	1,075,655	0.1
1,150,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.576%, 04/12/38	1,009,858	0.0
256,649		Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	250,519	0.0
2,804,313	#	Beckman Coulter, Inc., 7.498%, 12/15/18	3,012,113	0.2
1,540,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.406%, 04/15/40	1,558,449	0.1
7,601,152	#, ˆ	Citigroup Commercial Mortgage Trust, 2.234%, 09/10/45	853,673	0.0
5,519,593		Citigroup Mortgage Loan Trust 2006-AR9, 5.607%, 11/25/36	4,818,152	0.3
2,811,000	#	Citigroup Mortgage Loan Trust 2010-7, 6.253%, 12/25/35	2,742,865	0.2
1,894,199		Citigroup Mortgage Loan Trust, Inc., 2.895%, 09/25/37	1,584,496	0.1
1,140,000		COMM 2007-C9 Mortgage Trust, 5.799%, 12/10/49	1,191,010	0.1
5,136,000	#	COMM 2007-C9 Mortgage Trust, 0.840%, 12/10/49	4,662,451	0.3
29,389,750	ˆ	COMM 2013-CCRE12 Mortgage Trust, 1.437%, 10/10/46	2,663,631	0.1
2,760,000		COMM Mortgage Trust, 5.316%, 06/10/44	2,768,720	0.2

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
32,169,197	ˆ	Commercial Mortgage Trust, 1.466%, 08/10/46	$2,566,179	0.2
8,485,971	ˆ	Commercial Mortgage Trust, 1.794%, 01/10/46	793,320	0.0
3,559,093	ˆ	Commercial Mortgage Trust, 1.922%, 12/10/45	367,451	0.0
4,981,178	ˆ	Commercial Mortgage Trust, 1.934%, 08/15/45	536,967	0.0
6,819,224	ˆ	Commercial Mortgage Trust, 2.224%, 05/15/45	794,922	0.1
27,260,000	#, ˆ	Commercial Mortgage Trust, 0.598%, 10/15/45	1,252,834	0.1
159,854	#	Commercial Mortgage Trust, 5.234%, 01/05/36	159,731	0.0
4,080,000		Commercial Mortgage Trust, 5.216%–6.116%, 07/15/44–12/10/49	4,174,038	0.3
4,932,125		Countrywide Alternative Loan Trust, 0.274%–5.500%, 12/25/35–06/25/36	4,265,743	0.3
2,220,000	#	Credit Suisse Commercial Mortgage Trust Series 2008-C1, 5.978%, 02/15/41	2,298,302	0.2
3,830,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%, 04/15/37	3,868,560	0.2
442,500		Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	484,068	0.0
198,763	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	199,310	0.0
1,920,609	#	Credit Suisse First Boston Mortgage Securities Corp., 5.577%, 04/12/49	1,952,589	0.1
900,000	#	Credit Suisse First Boston Mortgage Securities Corp., 6.135%, 05/15/36	979,069	0.1
4,344,132	ˆ	Fannie Mae, 3.000%, 08/25/28	449,365	0.0
886,648	ˆ	Fannie Mae, 3.000%, 05/25/43	123,433	0.0
15,506,545	ˆ	Fannie Mae, 5.796%, 10/25/39	2,233,980	0.2
1,712,495	ˆ	First Horizon Alternative Mortgage Securities, 6.546%, 12/25/36	350,866	0.0
500,000	#	Fosse Master Issuer PLC, 1.736%, 10/18/54	516,357	0.0
1,045,525	#	Fosse Master PLC, 1.636%, 10/18/54	1,058,066	0.1
5,570,000		GCCFC Commercial Mortgage Trust, 5.221%–6.025%, 04/10/37–12/10/49	5,620,068	0.3
1,050,000	#	GE Capital Commercial Mortgage Series 2005-C2, 5.288%, 05/10/43	692,537	0.0
760,000	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Trust, 5.000%, 05/10/36	760,919	0.0

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
930,822	#	Gracechurch Mortgage Financing PLC, 1.785%, 11/20/56	$940,773	0.1
771,000		GS Mortgage Securities Corp. II Commercial Mort Ps Thr Cert Ser 2004-GG2, 5.987%, 08/10/38	770,877	0.0
46,651,116	ˆ	GS Mortgage Securities Corp. II, 1.565%, 11/10/46	4,017,911	0.2
8,709,201	ˆ	GS Mortgage Securities Corp. II, 2.383%, 11/10/45	1,126,323	0.1
10,236,092	ˆ	GS Mortgage Securities Corp. II, 2.588%, 05/10/45	1,277,609	0.1
1,300,000	#	GS Mortgage Securities Trust 2011-GC3, 5.544%, 03/10/44	1,340,026	0.1
2,146,266	#	Holmes Master Issuer PLC, 1.789%, 10/15/54	2,163,438	0.1
824,543		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	710,138	0.0
1,540,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Ps Thr Certs Ser 2003-LN1, 5.458%, 10/15/37	1,535,342	0.1
630,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.603%, 05/15/41	605,019	0.0
43,497,827	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.675%, 01/15/46	1,204,081	0.1
13,102,589	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 1.941%, 12/15/47	1,335,653	0.1
50,410,476	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 2.003%, 06/16/45	4,809,946	0.3
15,265,000	#, ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.360%, 12/15/47	404,881	0.0
2,560,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 0.935%, 04/15/30	2,543,996	0.2
1,610,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 1.555%, 10/15/30	1,612,411	0.1
1,430,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-PM1, 5.549%, 08/12/40	1,476,218	0.1
1,300,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9, 5.723%, 06/12/41	1,112,127	0.1
1,940,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1, 0.355%, 03/15/46	1,923,979	0.1

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,880,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4, 5.129%, 10/15/42	$2,679,826	0.2
68,721		JP Morgan Commercial Mortgage Finance Corp., 8.447%, 08/15/32	69,688	0.0
4,523,864	#	Lanark Master Issuer PLC, 1.636%, 12/22/54	4,595,749	0.3
830,000		LB-UBS Commercial Mortgage Trust 2000-C4, 8.150%, 07/15/32	859,027	0.0
2,140,000	#	LB-UBS Commercial Mortgage Trust 2002-C4, 5.914%, 10/15/35	2,169,006	0.1
19,572,754	#, ˆ	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	455,382	0.0
700,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.347%, 02/15/40	682,710	0.0
1,190,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	1,231,630	0.1
1,150,000		LB-UBS Commercial Mortgage Trust 2006-C4, 5.853%, 06/15/38	1,177,933	0.1
75,010,505	#, ˆ	LB-UBS Commercial Mortgage Trust, 0.635%, 11/15/38	1,173,202	0.1
1,100,000	#	LB-UBS Commercial Mortgage Trust, 5.561%, 10/15/36	1,025,162	0.1
1,830,000	#	LB-UBS Commercial Mortgage Trust, 6.007%, 09/15/39	1,940,157	0.1
1,760,000	#	LB-UBS Commercial Mortgage Trust, 6.007%, 09/15/39	1,891,794	0.1
2,070,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	1,982,600	0.1
2,500,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.954%–4.983%, 07/15/40	2,494,177	0.2
4,320,000		LB-UBS Commercial Mortgage Trust, 5.323%–6.000%, 06/15/36–11/15/40	4,443,992	0.3
31,291,497	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, 1.740%, 02/15/46	3,023,084	0.2
11,347,822	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, 1.504%, 12/15/48	778,827	0.0
20,264,192	#, ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 1.883%, 08/15/45	1,883,143	0.1
19,582,155	#, ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 2.163%, 11/15/45	2,074,878	0.1
1,570,000	#	Morgan Stanley Capital I Trust 2004-HQ4, 5.377%, 04/14/40	1,346,014	0.1

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,460,000		Morgan Stanley Capital I Trust 2004-IQ7, 5.427%, 06/15/38	$1,466,764	0.1
2,270,000		Morgan Stanley Capital I Trust 2005-HQ6, 5.271%, 07/13/15	2,215,055	0.1
1,310,000	#	Morgan Stanley Capital I Trust 2005-HQ6, 5.379%, 08/13/42	1,221,848	0.1
2,580,000		Morgan Stanley Capital I Trust 2006-HQ10, 5.389%, 11/12/41	2,616,370	0.2
1,720,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.281%, 01/11/43	1,790,253	0.1
1,120,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.281%, 01/11/43	1,128,641	0.1
3,090,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	3,256,940	0.2
1,300,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	1,358,013	0.1
250,000	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	256,591	0.0
81,627	#	Morgan Stanley Capital I, 7.350%, 07/15/32	84,669	0.0
980,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 6.833%, 09/15/37	977,882	0.1
600,000	#	Morgan Stanley Dean Witter Capital I, 7.423%, 07/15/33	611,624	0.0
1,626,381		Morgan Stanley Mortgage Loan Trust 2006-3AR, 2.801%, 03/25/36	1,307,434	0.1
998,809	#	Morgan Stanley Re-REMIC Trust 2010-C30, 5.246%, 12/17/43	1,002,779	0.1
1,930,000		Morgan Stanley Capital I, 5.202%-5.336%, 01/14/42-08/13/42	1,953,296	0.1
2,579,981	#	N-Star Real Estate CDO Ltd., 2.004%, 08/25/29	2,581,594	0.2
14,124,072	#, ˆ	RBSCF Trust, 0.952%, 04/15/24	91,435	0.0
2,304,000	#	Silverstone Master Issuer PLC, 1.787%, 01/21/55	2,335,095	0.1
7,907,273	#, ˆ	UBS-Barclays Commercial Mortgage Trust, 1.787%, 05/10/63	680,952	0.0
3,527,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 5.953%, 02/15/51	3,670,136	0.2
3,390,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 5.953%, 02/15/51	3,392,172	0.2
3,080,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 5.953%, 02/15/51	2,930,318	0.2

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,862,431		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust, 2.034%, 12/25/36	$2,442,329	0.2
5,148,574		WaMu Mortgage Pass-Through Certificates, 2.255%, 07/25/37	4,350,123	0.3
880,627		Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	816,288	0.0
865,429		Washington Mutual Mortgage Pass-through Certificates, 6.000%, 06/25/34	916,545	0.1
4,156,571		WaMu Mortgage Pass Through Certificates, 1.830%–2.324%, 10/25/36–12/25/36	3,627,846	0.2
3,626,914		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	3,325,989	0.2
10,413,693	#, ˆ	Wells Fargo Commercial Mortgage Trust 2012-C8, 2.225%, 08/15/45	1,177,452	0.1
1,806,571		Wells Fargo Mortgage Backed Securities 2005-AR15 Trust, 2.613%, 09/25/35	1,693,998	0.1
33,871,132	#, ˆ	Wells Fargo Mortgage Backed Securities Trust, 1.588%, 06/15/45	3,142,205	0.2
4,160,469		Wells Fargo Mortgage Backed Securities Trust, 2.613%–5.568%, 03/25/36–04/25/36	4,123,407	0.2
23,823,331		Other Securities	20,270,004	1.3

		Total Collateralized Mortgage Obligations (Cost $240,182,992)	245,864,288	15.2

ASSET-BACKED SECURITIES: 9.0%
		Automobile Asset-Backed Securities: 1.1%
1,680,000		AmeriCredit Automobile Receivables Trust 2012-4, 1.930%, 08/08/18	1,698,363	0.1
3,050,000	#	AmeriCredit Automobile Receivables Trust, 3.290%, 05/08/20	3,080,160	0.2
1,800,000		Santander Drive Auto Receivables Trust 2012-4, 3.500%, 06/15/18	1,872,445	0.1
1,200,000		Santander Drive Auto Receivables Trust 2012-5, 3.300%, 09/17/18	1,239,530	0.1
2,100,000		Santander Drive Auto Receivables Trust 2013-1, 2.270%, 01/15/19	2,111,143	0.1
2,200,000	#	Santander Drive Auto Receivables Trust 2013-A, 4.710%, 01/15/21	2,328,679	0.2

ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities: (continued)
2,270,000		Santander Drive Auto Receivables Trust 2014-1, 1.590%, 10/15/18	$2,274,073	0.1
2,510,000		Other Securities	2,512,304	0.2
			17,116,697	1.1

		Credit Card Asset-Backed Securities: 0.1%
1,680,000		Other Securities	1,666,249	0.1

		Home Equity Asset-Backed Securities: 0.1%
1,032,839		Other Securities	1,007,109	0.1

		Other Asset-Backed Securities: 7.7%
407,601	#	Aimco CDO, 0.487%, 10/20/19	403,156	0.0
1,500,000	#	AMMC CLO IV Ltd., 1.033%, 03/25/17	1,490,757	0.1
500,000	#	Apidos CDO I Ltd., 0.989%, 07/27/17	497,184	0.0
940,000	#	Apidos CDO II, 1.039%, 12/21/18	918,018	0.1
2,200,000	#	Ares VIR CLO Ltd., 2.134%, 03/12/18	2,191,642	0.1
3,718,391	#	Ares VR CLO Ltd., 2.136%, 02/24/18	3,687,994	0.2
3,910,000	#	Ares XII CLO Ltd., 2.235%, 11/25/20	3,894,086	0.3
38,264	#	Atrium CDO Corp., 0.564%, 10/27/16	38,229	0.0
1,725,000	#	Atrium III, 2.234%, 10/27/16	1,703,858	0.1
1,750,000	#	Atrium IV, 0.985%, 06/08/19	1,708,471	0.1
750,000	#	Atrium IV, 2.085%, 06/08/19	745,854	0.1
2,000,000	#	Atrium V, 0.925%, 07/20/20	1,903,512	0.1
1,625,000	#	Babson CLO, Inc. 2005-III, 0.637%, 11/10/19	1,585,634	0.1
1,000,000	#	Babson Mid-Market CLO, Inc. 2007-II, 1.089%, 04/15/21	948,464	0.0
4,300,000	#	Ballyrock CLO 2006-1 Ltd., 1.733%, 08/28/19	4,267,281	0.2
1,500,000	#	Ballyrock CLO 2006-2 Ltd., 1.642%, 01/14/20	1,472,534	0.1
2,000,000	#	Blackrock Senior Income Series II, 2.085%, 05/25/17	1,964,748	0.1
750,000	#	Callidus Debt Partners CLO Fund IV Ltd., 2.038%, 04/17/20	744,065	0.1
1,297,614	#	Callidus Debt Partners CLO Fund VII Ltd., 0.987%, 01/21/21	1,295,407	0.1
1,750,000	#	Callidus Debt Partners CLO Fund VII Ltd., 1.737%, 01/21/21	1,762,801	0.1
4,250,000	#	Callidus Debt Partners CLO Fund VII Ltd., 2.487%, 01/21/21	4,251,407	0.2
1,400,000	#	Callidus Debt Partners CLO Fund VII Ltd., 3.687%, 01/21/21	1,404,910	0.1

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
1,050,000	#	Carlyle Arnage CLO Ltd., 1.734%, 08/27/21	$1,059,888	0.1
1,850,000	#	Castle Garden Funding, 0.986%, 10/27/20	1,826,122	0.1
600,000	#	Castle Garden Funding, 4.986%, 10/27/20	601,075	0.0
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,084,188	0.1
2,475,000	#	CIFC Funding 2006-I Ltd., 0.637%, 10/20/20	2,412,841	0.1
3,200,000	#	CIFC Funding 2006-II Ltd., 1.836%, 03/01/21	3,060,451	0.2
1,000,000	#	ColumbusNova CLO Ltd. 2006-II, 1.737%, 04/04/18	961,628	0.1
1,000,000	#	CP Uniq Aps, 2.039%, 04/15/18	974,874	0.1
372,531	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	373,535	0.0
3,500,000	#	Dryden VIII Leveraged Loan CDO 2005, 1.986%, 05/22/17	3,448,907	0.2
3,000,000	#	Eaton Vance CDO IX Ltd., 0.887%, 04/20/19	2,911,182	0.2
3,000,000	#	Emporia Preferred Funding I Corp., 2.392%, 10/12/18	2,997,843	0.2
641,451	#	Emporia Preferred Funding II Corp., 0.517%, 10/18/18	640,417	0.1
2,000,000	#	Emporia Preferred Funding II Ltd., 1.187%, 10/18/18	1,930,260	0.1
2,100,000	#	Emporia Preferred Funding, 0.737%, 10/18/18	2,082,830	0.1
1,500,000	#	Flagship CLO IV Corp., 2.036%, 06/01/17	1,479,732	0.1
1,450,000	#	Fraser Sullivan CLO II Ltd., 0.635%, 12/20/20	1,409,960	0.1
1,500,000	#	Fraser Sullivan CLO II Ltd., 0.955%, 12/20/20	1,448,674	0.1
1,825,000	#	Gulf Stream — Compass CLO 2007-I Ltd., 2.235%, 10/28/19	1,810,897	0.1
3,100,000	#	Gulf Stream — Compass CLO 2007-I Ltd., 3.685%, 10/28/19	3,101,407	0.2
2,250,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 0.574%, 08/21/20	2,231,719	0.1
3,040,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 1.834%, 08/21/20	2,881,819	0.2
650,000	#	Gulf Stream-Rashinban CLO 2006-1 Ltd., 0.914%, 11/26/20	615,340	0.1
1,150,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 0.686%, 08/07/21	1,115,506	0.0
1,350,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 2.536%, 08/07/21	1,331,439	0.1

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
1,000,000	#	Hewett’s Island Clo IV Ltd., 0.987%, 05/09/18	$996,469	0.1
1,000,000	#	Hewett’s Island Clo V Ltd., 0.936%, 12/05/18	969,392	0.0
1,260,000	#	Invitation Homes 2013-SFR1 Trust, 2.100%, 12/17/30	1,259,247	0.1
1,250,000	#	Kingsland III Ltd., 0.886%, 08/24/21	1,185,502	0.1
1,225,000	#	Landmark VI CDO Ltd, 0.742%, 01/14/18	1,204,438	0.1
750,000	#	Madison Park Funding Ltd., 2.033%, 03/25/20	729,205	0.0
1,780,000	#	Madison Park Funding Ltd., 2.137%, 05/10/19	1,780,431	0.1
1,550,000	#	Morgan Stanley Investment Management Croton Ltd, 0.689%, 01/15/18	1,525,313	0.1
1,500,000	#	MSIM Peconic Bay Ltd., 2.237%, 07/20/19	1,497,665	0.1
2,000,000	#	Northwoods Capital V Ltd., 2.134%, 12/07/20	1,962,898	0.1
1,000,000	#	Oak Hill Credit Partners IV Ltd, 1.936%, 05/17/21	989,725	0.1
1,000,000	#	Sargas CLO I Ltd., 1.784%, 08/27/20	991,450	0.1
4,866,945		Securitized Asset Backed Receivables LLC Trust 2006-NC2, 0.394%, 03/25/36	4,128,970	0.2
1,000,000	#	Silverado CLO 2006-I Ltd., 1.987%, 04/11/20	976,709	0.1
2,200,000	#	Stanfield Arnage CLO Ltd., 2.434%, 08/27/21	2,181,111	0.1
3,600,000	#	Stanfield Veyron CLO Ltd., 0.919%, 07/15/18	3,559,896	0.2
2,000,000	#	Stone Tower CLO IV Ltd., 2.107%, 03/16/18	1,967,710	0.1
2,000,000	#	Trade MAPS 1 Ltd., 2.400%, 12/10/18	2,014,365	0.1
1,550,000	#	WhiteHorse III Ltd./Corp, 0.988%, 05/01/18	1,537,727	0.1
1,250,000	#	WhiteHorse III Ltd/Corp, 2.088%, 05/01/18	1,231,071	0.1
10,685,108		Other Securities	9,910,394	0.6
			125,272,234	7.7

		Total Asset-Backed Securities (Cost $144,335,581)	145,062,289	9.0

U.S. TREASURY OBLIGATIONS: 22.7%
		U.S. Treasury Bonds: 2.9%
46,184,000		3.750%, due 11/15/43	47,822,100	2.9

		U.S. Treasury Notes: 19.8%
61,158,000		0.375%, due 03/31/16	61,098,249	3.8
130,861,000		0.750%, due 03/15/17	130,395,789	8.1
68,971,000		1.625%, due 03/31/19	68,644,974	4.2

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury Notes: (continued)
25,326,000		2.250%, due 03/31/21	$25,240,930	1.6
34,082,000		2.750%, due 02/15/24	34,164,547	2.1
			319,544,489	19.8

		Total U.S. Treasury Obligations (Cost $366,940,188)	367,366,589	22.7

U.S. GOVERNMENT AGENCY OBLIGATIONS: 22.6%
		Federal Home Loan Mortgage Corporation: 9.0%##
15,793,000	W	3.000%, due 05/01/43	15,181,639	0.9
41,464,000	W	3.500%, due 08/15/41	41,535,268	2.6
2,413,273	ˆˆ	4.000%, due 01/15/36	2,280,005	0.1
14,650,000	W	4.000%, due 12/15/40	15,149,588	0.9
3,463,086		4.000%, due 10/01/41	3,600,863	0.2
4,968,707		4.000%, due 12/01/41	5,166,921	0.3
9,703,416	ˆ	4.000%, due 04/15/43	1,889,913	0.1
7,254,306	ˆ	4.500%, due 12/15/40	1,363,244	0.1
1,181,147	ˆ	4.975%, due 03/15/33	1,247,780	0.1
4,590,745		5.500%, due 02/15/36	4,977,906	0.3
6,839,910		5.500%, due 11/01/38	7,557,505	0.5
11,804,730	ˆ	5.845%, due 05/15/36	1,446,174	0.1
4,543,347	ˆ	5.895%, due 07/15/40	730,149	0.1
411,206	ˆ	6.000%, due 04/15/33	93,050	0.0
3,544,142		6.000%, due 10/15/37	3,878,571	0.2
6,679,196	ˆ	6.330%, due 06/15/36	1,064,005	0.1
4,260,491	ˆ	6.395%, due 05/15/41	879,693	0.1
11,313,164	ˆ	6.445%, due 09/15/34	1,404,146	0.1
33,532,430	W	0.505%–7.000%, due 04/01/14–01/15/42	35,992,689	2.2
			145,439,109	9.0

		Federal National Mortgage Association: 10.2%##
33,305,000	W	2.500%, due 11/25/26	33,200,924	2.1
20,070,000	W	3.000%, due 05/01/43	19,320,510	1.2
12,672,224		3.000%, due 05/01/43	12,270,707	0.8
5,520,000	W	3.500%, due 01/25/26	5,774,437	0.4
12,723,209	ˆ	3.500%, due 06/25/42	1,885,652	0.1
589,587	ˆ	4.000%, due 11/01/18	37,408	0.0
10,128,000	W	4.000%, due 02/25/39	10,493,557	0.6
7,888,750	ˆ	4.000%, due 04/25/41	1,493,149	0.1
4,901,240		4.000%, due 07/01/42	5,103,111	0.3
4,704,500		4.000%, due 07/01/42	4,896,843	0.3
4,737,526		4.500%, due 10/25/34	5,147,296	0.3
7,299,000	W	4.500%, due 05/15/35	7,762,031	0.5
6,524,785		5.500%, due 10/01/39	7,212,723	0.4
10,525,545	ˆ	5.996%, due 11/25/39	1,336,202	0.1
653,010	ˆ	6.000%, due 08/25/33	136,530	0.0
6,521,981		6.000%, due 01/01/38	7,360,330	0.5
8,543,857	ˆ	6.396%, due 09/25/40	1,583,288	0.1
22,784,828	ˆ	6.446%, due 04/25/31	4,242,289	0.3
929,195	ˆ	6.546%, due 08/25/26	133,229	0.0
3,093,249	ˆ	6.586%, due 01/25/37	509,776	0.0
11,354,099	ˆ	6.596%, due 10/25/35	1,994,654	0.1
823,824	ˆ	7.530%, due 02/17/29	146,780	0.0
30,543,200	W	0.556%–32.679%, due 08/01/16–07/01/42	33,425,337	2.0
			165,466,763	10.2

		Government National Mortgage Association: 3.4%
8,251,000		3.000%, due 04/01/43	8,115,632	0.5
7,454,759		4.500%, due 05/16/39	8,104,826	0.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
3,622,751	ˆ	4.500%, due 09/20/41	$671,403	0.1
2,884,643	ˆ	5.000%, due 06/16/39	50,490	0.0
2,446,263	ˆ	5.000%, due 04/20/40	904,605	0.1
15,028,524	ˆ	5.195%, due 05/16/41	2,404,825	0.2
7,029,850	ˆ	5.693%, due 06/20/40	1,139,069	0.1
2,748,094	ˆ	6.043%, due 06/20/38	287,604	0.0
4,516,704	ˆ	6.043%, due 04/20/39	642,333	0.0
19,293,849	ˆ	6.143%, due 05/20/39	2,073,238	0.1
3,325,138	ˆ	6.243%, due 04/20/38	464,433	0.0
1,471,029	ˆ	6.345%, due 05/16/38	251,605	0.0
4,063,843	ˆ	6.393%, due 01/20/38	627,053	0.0
17,542,397	ˆ	6.463%, due 08/20/40	3,582,598	0.2
8,103,210	ˆ	6.495%, due 09/16/40	1,486,593	0.1
2,542,502	ˆ	6.615%, due 02/16/35	442,131	0.0
142,948	ˆ	8.095%, due 06/16/31	15,350	0.0
5,975,000		4.000%, due 11/20/41	6,261,613	0.4
15,420,762		1.625%–6.500%, due 04/20/28–10/20/60	16,571,460	1.1
			54,096,861	3.4

		Total U.S. Government Agency Obligations (Cost $361,003,919)	365,002,733	22.6

FOREIGN GOVERNMENT BONDS: 3.9%
1,200,000	#	Aruba Government Bond, 4.625%, 09/14/23	1,146,000	0.1
277,600	#	Belize Government International Bond, 5.000%, 02/20/38	196,055	0.0
700,000	#	Bolivian Government International Bond, 5.950%, 08/22/23	736,750	0.1
350,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	325,500	0.0
300,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	308,250	0.0
232,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	219,240	0.0
290,380	#	Gabonese Republic, 6.375%, 12/12/24	308,529	0.0
300,000	#	Guatemala Government Bond, 4.875%, 02/13/28	292,500	0.0
1,000,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	1,045,000	0.1
1,320,000	#	Indonesia Government International Bond, 3.750%, 04/25/22	1,252,350	0.1
600,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	613,500	0.0
264,000	#	Lithuania Government International Bond, 6.625%, 02/01/22	312,708	0.0

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
600,000	#	Morocco Government International Bond, 4.250%, 12/11/22	$585,000	0.0
330,000	#	Petroleos Mexicanos, 4.875%, 01/18/24	341,550	0.0
1,000,000	#	Republic of Latvia, 2.750%, 01/12/20	965,250	0.1
600,000	#	Republic of Paraguay, 4.625%, 01/25/23	600,000	0.0
136,000	#	Romanian Government International Bond, 4.375%, 08/22/23	134,130	0.0
2,800,000		Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	2,793,000	0.2
600,000	#	Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	598,500	0.0
1,400,000		Russian Foreign Bond — Eurobond, 4.875%, 09/16/23	1,391,250	0.1
5,942,530		Russian Foreign Bond — Eurobond, 7.500%, 03/31/30	6,771,513	0.4
800,000	#	Russian Foreign Bond — Eurobond, 4.875%, 09/16/23	795,000	0.1
630,000	#, L	Republic of Serbia, 5.250%, 11/21/17	656,775	0.1
1,000,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	924,510	0.1
300,000	#	Zambia Government International Bond, 5.375%, 09/20/22	257,625	0.0
38,915,647		Other Securities(a)	39,144,643	2.4

		Total Foreign Government Bonds (Cost $63,845,420)	62,715,128	3.9

		Total Long-Term Investments (Cost $1,624,714,740)	1,645,509,222	101.9

SHORT-TERM INVESTMENTS: 11.0%
		Securities Lending Collateralcc(1): 0.8%
1,743,997		Bank of Nova Scotia, Repurchase Agreement dated 03/31/14, 0.07%, due 04/01/14 (Repurchase Amount $1,744,000, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%–6.500%, Market Value plus accrued interest $1,778,881, due 01/31/16–11/01/43)	1,743,997	0.1

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc(1): (continued)
3,093,227		Citigroup, Inc., Repurchase Agreement dated 03/31/14, 0.09%, due 04/01/14 (Repurchase Amount $3,093,235, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.625%, Market Value plus accrued interest $3,155,092, due 04/03/14–02/15/41)	$3,093,227	0.2
3,093,227		Daiwa Capital Markets, Repurchase Agreement dated 03/31/14, 0.12%, due 04/01/14 (Repurchase Amount $3,093,237, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $3,155,092, due 03/27/17–03/01/48)	3,093,227	0.2
2,000,000		Millenium Fixed Income Ltd., Repurchase Agreement dated 03/31/14, 0.07%, due 04/01/14 (Repurchase Amount $2,000,004, collateralized by various U.S. Government Securities, 0.750%, Market Value plus accrued interest $2,040,000, due 06/30/17)	2,000,000	0.1
3,093,227		Nomura Securities, Repurchase Agreement dated 03/31/14, 0.10%, due 04/01/14 (Repurchase Amount $3,093,235, collateralized by various U.S. Government Agency Obligations, 0.000%–6.036%, Market Value plus accrued interest $3,155,092, due 04/01/14–05/01/47)	3,093,227	0.2
			13,023,678	0.8

Shares			Value	Percentage of Net Assets
		Mutual Funds: 10.2%
164,651,414		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $164,651,414)	164,651,414	10.2

		Total Short-Term Investments (Cost $177,675,092)	177,675,092	11.0

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Shares		Value	Percentage of Net Assets

	Total Investments in Securities (Cost $1,802,389,832)	$1,823,184,314	112.9
	Liabilities in Excess of Other Assets	(207,838,745)	(12.9)
	Net Assets	$1,615,345,569	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of March 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

&	Payment-in-kind

cc	Securities purchased with cash collateral for securities loaned.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at March 31, 2014.

±	Defaulted security

X	Fair value determined by Voya funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

ˆˆ	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

DKK	Danish Krone

Cost for federal income tax purposes is $1,803,408,729.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$30,434,323
Gross Unrealized Depreciation	(10,658,738)
Net Unrealized Appreciation	$19,775,585

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2014
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$459,498,195	$—	$459,498,195
Collateralized Mortgage Obligations	—	242,852,175	3,012,113	245,864,288
Short-Term Investments	164,651,414	13,023,678	—	177,675,092
U.S. Treasury Obligations	—	367,366,589	—	367,366,589
Foreign Government Bonds	—	62,715,128	—	62,715,128
U.S. Government Agency Obligations	—	365,002,733	—	365,002,733
Asset-Backed Securities	—	143,047,924	2,014,365	145,062,289
Total Investments, at fair value	$164,651,414	$1,653,506,422	$5,026,478	$1,823,184,314
Other Financial Instruments+
Forward Foreign Currency Contracts	—	243,833	—	243,833
Futures	921,144	—	—	921,144
OTC Swaps	—	393,670	—	393,670
Total Assets	$165,572,558	$1,654,143,925	$5,026,478	$1,824,742,961
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(88,043)	$—	$(88,043)
Futures	(1,068,807)	—	—	(1,068,807)
OTC Swaps	—	(2,254,920)	—	(2,254,920)
Total Liabilities	$(1,068,807)	$(2,342,963)	$—	$(3,411,770)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

At March 31, 2014, the following forward foreign currency contracts were outstanding for the Voya Intermediate Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Brazilian Real	3,332,470	Buy	06/06/14	$1,392,067	$1,443,515	$51,448
Barclays Bank PLC	Russian Ruble	10,633,913	Buy	06/06/14	291,260	297,869	6,609
Deutsche Bank AG	EU Euro	20,704,792	Buy	05/09/14	28,535,862	28,521,865	(13,997)
Deutsche Bank AG	EU Euro	726,036	Buy	05/09/14	981,292	1,000,150	18,858
							$62,918

Barclays Bank PLC	South African Rand	6,920,236	Sell	06/06/14	$630,459	$650,648	$(20,189)
Citigroup, Inc.	EU Euro	20,453,040	Sell	05/09/14	28,341,982	28,175,064	166,918
Deutsche Bank AG	Brazilian Real	3,628,124	Sell	06/06/14	1,517,726	1,571,583	(53,857)
							$92,872

Voya Intermediate Bond Fund Open Futures Contracts on March 31, 2014:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	307	06/30/14	$67,405,688	$(106,170)
U.S. Treasury 5-Year Note	1,306	06/30/14	155,352,788	(962,637)
U.S. Treasury Ultra Long Bond	40	06/19/14	5,778,750	40,395
			$228,537,226	$(1,028,412)
Short Contracts
U.S. Treasury 10-Year Note	(1,018)	06/30/14	(125,723,000)	880,749
			$(125,723,000)	$880,749

Voya Intermediate Bond Fund Over-the-Counter Credit Default Swap Agreements Outstanding on March 31, 2014:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CDX.EM.19 Index	Buy	(5.000)	06/20/18	USD 18,276,000	$(1,354,019)	$(1,324,591)	$(29,428)
Deutsche Bank AG	CDX.EM.19 Index	Buy	(5.000)	06/20/18	USD 5,009,000	(371,103)	(354,509)	(16,594)
HSBC	CDX.EM.19 Index	Buy	(5.000)	06/20/18	USD 7,151,000	(529,798)	(507,978)	(21,820)
						$(2,254,920)	$(2,187,078)	$(67,842)

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Bolivarian Republic of Venezuela	Buy	(5.000)	12/20/18	USD 1,386,000	$349,777	$206,288	$143,489
Deutsche Bank AG	Republic of Turkey	Buy	(1.000)	06/20/18	USD 1,244,000	43,893	20,375	23,518
						$393,670	$226,663	$167,007

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$243,833
Credit contracts	Upfront payments paid on OTC swap agreements	226,663
Credit contracts	Unrealized appreciation on OTC swap agreements	167,007
Interest rate contracts	Net Assets — Unrealized appreciation*	921,144
Total Asset Derivatives		$1,558,647
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$88,043
Credit contracts	Upfront payments received on OTC swap agreements	2,187,078
Credit contracts	Unrealized depreciation on OTC swap agreements	67,842
Interest rate contracts	Net Assets — Unrealized depreciation*	1,068,807
Total Liability Derivatives		$3,411,770

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2014 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(1,140,502)	$—	$(1,140,502)
Foreign exchange contracts	—	1,917,647	—	—	—	1,917,647
Interest rate contracts	852,434	—	(804,747)	(1,749,335)	(1,203,468)	(2,905,116)
Total	$852,434	$1,917,647	$(804,747)	$(2,889,837)	$(1,203,468)	$(2,127,971)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**	Futures	Swaps	Total
Credit contracts	$—	$—	$1,579,520	$1,579,520
Foreign exchange contracts	106,661	—	—	106,661
Interest rate contracts	—	437,663	1,123,001	1,560,664
Total	$106,661	$437,663	$2,702,521	$3,246,845

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2014:

	Barclays Bank PLC	Citigroup, Inc.	Deutsche Bank AG	HSBC	Totals
Assets:
Forward foreign currency contracts	$58,057	$166,918	$18,858	$—	$243,833
Credit default swaps	—	—	393,670	—	393,670
Total Assets	$58,057	$166,918	$412,528	$—	$637,503
Liabilities:
Forward foreign currency contracts	$20,189	$—	$67,854	$—	$88,043
Credit default swaps	—	—	1,725,122	529,798	2,254,920
Total Liabilities	$20,189	$—	$1,792,976	$529,798	$2,342,963

Net OTC derivative instruments by counterparty, at fair value	$37,868	$166,918	$(1,380,448)	$(529,798)	$(1,705,460)

Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$1,650,000	$560,000	$2,210,000
Net Exposure(1)	$37,868	$166,918	$269,552	$30,202	$504,540

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

VOYA SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 60.0%
		Basic Materials: 1.5%
500,000	#, L	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	$527,813	0.3
330,000	#	Xstrata Finance Canada Ltd., 2.050%, 10/23/15	333,941	0.2
1,703,000		Other Securities	1,723,037	1.0
			2,584,791	1.5

		Communications: 6.5%
862,000		AT&T, Inc., 0.800%–1.400%, 12/01/15–12/01/17	859,393	0.5
850,000		Cisco Systems, Inc., 1.100%, 03/03/17	852,473	0.5
662,000		NBCUniversal Media, LLC, 3.650%, 04/30/15	683,738	0.4
396,000		Verizon Communications, Inc., 2.500%, 09/15/16	410,329	0.2
1,500,000		Verizon Communications, Inc., 3.000%, 04/01/16	1,565,130	0.9
6,604,000		Other Securities	6,931,318	4.0
			11,302,381	6.5

		Consumer, Cyclical: 2.9%
700,000	#	Daimler Finance North America LLC, 1.250%, 01/11/16	704,282	0.4
277,000	#	Glencore Funding LLC, 1.700%, 05/27/16	278,101	0.1
180,000	#	Hyundai Capital America, 1.625%, 10/02/15	181,719	0.1
300,000	#	Hyundai Capital America, 1.875%, 08/09/16	303,591	0.2
200,000	#	Volkswagen International Finance NV, 1.125%, 11/18/16	200,122	0.1
3,331,000		Other Securities	3,497,585	2.0
			5,165,400	2.9

		Consumer, Non-cyclical: 12.7%
677,000		Cigna Corp., 2.750%, 11/15/16	705,889	0.4
837,000		Diageo Capital PLC, 0.625%–1.500%, 04/29/16–05/11/17	838,494	0.5
664,000		McKesson Corp., 0.950%, 12/04/15	666,185	0.4
303,000		McKesson Corp., 1.292%, 03/10/17	302,508	0.2
386,000	#	Mylan, Inc., 6.000%, 11/15/18	407,590	0.2
747,000		PepsiCo, Inc., 0.700%, 08/13/15	749,012	0.4

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
620,000		PepsiCo, Inc., 0.700%–1.250%, 02/26/16–08/13/17	$619,139	0.4
323,000	#	Perrigo Co. Plc, 1.300%, 11/08/16	322,579	0.2
671,000		Philip Morris International, Inc., 2.500%, 05/16/16	696,636	0.4
671,000		UnitedHealth Group, Inc., 0.850%, 10/15/15	674,160	0.4
500,000	#	Valeant Pharmaceuticals International, 6.750%, 10/01/17	531,250	0.3
359,000	#	WM Wrigley Jr Co., 1.400%, 10/21/16	360,787	0.2
14,613,000		Other Securities	15,213,851	8.7
			22,088,080	12.7

		Energy: 4.0%
741,000		BP Capital Markets PLC, 0.700%–2.248%, 11/06/15–11/01/16	748,554	0.4
6,101,000		Other Securities	6,240,326	3.6
			6,988,880	4.0

		Financial: 25.9%
450,000	#	ABN AMRO Bank NV, 1.375%, 01/22/16	454,055	0.3
417,000	#	American Honda Finance Corp., 1.000%, 08/11/15	419,580	0.2
740,000		American International Group, Inc., 5.600%, 10/18/16	820,112	0.5
600,000		Bank of America Corp., 1.250%, 01/11/16	603,459	0.4
1,100,000		Bank of America Corp., 2.600%, 01/15/19	1,105,900	0.6
660,000		Bank of America Corp., 3.750%, 07/12/16	698,398	0.4
675,000		Bank of Montreal, 0.800%, 11/06/15	677,658	0.4
675,000		Bank of Nova Scotia, 0.750%, 10/09/15	677,127	0.4
320,000		Bank of Nova Scotia, 2.550%, 01/12/17	332,212	0.2
425,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd/The, 1.550%, 09/09/16	429,483	0.2
339,000	#	Banque Federative du Credit Mutuel SA, 1.700%, 01/20/17	339,935	0.2
870,000		Barclays Bank PLC, 5.000%, 09/22/16	953,303	0.5
900,000		BB&T Corp., 1.600%, 08/15/17	903,489	0.5
210,000		BB&T Corp., 5.200%, 12/23/15	225,165	0.2

See Accompanying Notes to Financial Statements

VOYA SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
500,000	#	BBVA Banco Continental SA, 2.250%, 07/29/16	$502,500	0.3
819,000		Berkshire Hathaway Finance Corp., 2.450%, 12/15/15	845,417	0.5
698,000		Citigroup, Inc., 2.650%, 03/02/15	710,854	0.4
1,668,000		Citigroup, Inc., 1.250%–5.500%, 01/15/16–02/15/17	1,735,288	1.0
781,000		Fifth Third Bancorp., 3.625%, 01/25/16	819,846	0.5
200,000		Ford Motor Credit Co. LLC, 1.700%, 05/09/16	202,354	0.1
600,000		Ford Motor Credit Co., LLC, 2.750%, 05/15/15	612,429	0.4
605,000		General Electric Capital Corp., 1.000%, 12/11/15	609,558	0.3
920,000		General Electric Capital Corp., 4.875%, 03/04/15	958,631	0.6
499,000		Goldman Sachs Group, Inc./The, 1.600%, 11/23/15	504,414	0.3
762,000		Goldman Sachs Group, Inc., 0.742%, 01/12/15	763,037	0.4
641,000		Goldman Sachs Group, Inc., 0.637%–3.625%, 07/22/15–02/07/16	659,656	0.4
426,000	#	HSBC Bank PLC, 1.500%, 05/15/18	417,787	0.2
541,000	#	International Lease Finance Corp., 6.500%, 09/01/14	554,525	0.3
975,000		JPMorgan Chase & Co., 3.150%, 07/05/16	1,020,933	0.6
926,000		JPMorgan Chase & Co., 1.625%–3.700%, 01/20/15–05/15/18	930,915	0.5
312,000	#	MassMutual Global Funding II, 3.125%, 04/14/16	327,156	0.2
470,000	#	MetLife Institutional Funding II, 1.625%, 04/02/15	475,724	0.3
419,000		MetLife, Inc., 1.756%, 12/15/17	423,028	0.2
245,000	#	Metropolitan Life Global Funding I, 1.700%, 06/29/15	248,317	0.1
1,212,000		Morgan Stanley, 1.750%–6.000%, 04/28/15–04/25/18	1,255,353	0.7
535,000		National Australia Bank Ltd./New York, 1.600%, 08/07/15	542,577	0.3
300,000	#	National Australia Bank Ltd., 1.250%, 03/08/18	294,784	0.2

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
500,000	#	Nordea Bank AB, 0.875%, 05/13/16	$499,592	0.3
865,000		PNC Funding Corp., 2.700%–5.625%, 09/19/16–02/01/17	936,984	0.5
1,225,000		Royal Bank of Canada, 0.850%–1.500%, 03/08/16–01/16/18	1,222,395	0.7
848,000		State Street Corp., 1.350%–2.875%, 03/07/16–05/15/18	865,494	0.5
680,000		Sumitomo Mitsui Banking Corp., 1.500%, 01/18/18	670,557	0.4
830,000		SunTrust Bank/Atlanta GA, 0.526%–0.533%, 04/01/15–08/24/15	828,144	0.5
1,066,000		Wells Fargo & Co., 1.500%–2.100%, 05/08/17–01/16/18	1,078,468	0.6
14,573,000		Other Securities	14,958,651	8.6
			45,115,244	25.9

		Industrial: 2.0%
500,000	#	Aviation Capital Group Corp., 3.875%, 09/27/16	518,298	0.3
440,000		General Electric Co., 0.850%, 10/09/15	442,183	0.3
2,431,000		Other Securities	2,521,753	1.4
			3,482,234	2.0

		Technology: 2.3%
4,000,000		Other Securities(a)	4,014,694	2.3

		Utilities: 2.2%
600,000		Dominion Resources, Inc./VA, 1.400%, 09/15/17	592,035	0.4
200,000		Dominion Resources, Inc., 2.250%, 09/01/15	204,058	0.1
690,000		Georgia Power Co., 0.625%, 11/15/15	689,932	0.4
762,000		Georgia Power Co., 0.750%–3.000%, 08/10/15–04/15/16	780,691	0.4
1,556,000		Other Securities	1,594,438	0.9
			3,861,154	2.2
		Total Corporate Bonds/Notes (Cost $104,205,612)	104,602,858	60.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 12.8%
468,000	#	American General Mortgage Loan Trust 2010-1, 5.650%, 03/25/58	477,937	0.3

See Accompanying Notes to Financial Statements

VOYA SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
430,000		Banc of America Commercial Mortgage Trust 2007-3, 5.598%, 06/10/49	$440,228	0.2
580,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.317%, 06/10/49	631,453	0.4
520,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.339%, 07/10/43	536,787	0.3
640,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 6.038%, 11/10/38	672,681	0.4
617,000		Bank of America Merrill Lynch Commercial Mortgage, Inc., 4.621%, 07/10/43	626,603	0.4
512,709		Bear Stearns Commercial Mortgage Securities Trust 2003-TOP12, 4.727%, 08/13/39	516,470	0.3
590,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, 5.074%, 02/13/42	609,002	0.4
192,344		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR18, 5.957%, 06/11/50	196,506	0.1
640,264		CD 2007-CD4 Commercial Mortgage Trust, 5.289%, 12/11/49	697,395	0.4
29,230	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	29,310	0.0
1,157,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%–5.290%, 04/15/37–08/15/38	1,181,171	0.7
860,000	#	Credit Suisse Mortgage Capital Certificates, 2.405%, 02/10/29	858,870	0.5
45,000	#	CSMC Series 2009-RR3, 5.342%, 12/15/43	48,740	0.0
100,000	#	Del Coronado Trust, 4.000%, 03/15/26	100,044	0.0
250,000	#	GCCFC Commercial Mortgage Trust, 6.109%, 06/10/36	251,312	0.1
282,542		Greenwich Capital Commercial Funding Corp., 5.381%, 03/10/39	287,151	0.2

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
810,000		Greenwich Capital Commercial Funding Corp., 5.475%, 03/10/39	$872,945	0.5
270,000	#	Hilton USA Trust 2013-HLT, 2.662%, 11/05/30	271,185	0.1
250,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 1.555%, 10/15/30	250,374	0.2
30,214	#	JP Morgan Chase Commercial Mortgage Securities Corp., 4.158%, 01/12/39	30,195	0.0
210,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1, 0.355%, 03/15/46	208,266	0.1
1,280,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4, 5.040%, 10/15/42	1,319,761	0.8
85,982		JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-CIBC13, 5.240%, 01/12/43	87,302	0.0
774,244		JP Morgan Chase Commercial Mortgage Securities Corp., 4.878%–5.800%, 01/15/42–02/15/51	786,962	0.4
310,000	#	LB-UBS Commercial Mortgage Trust 2002-C4, 5.914%, 10/15/35	314,202	0.2
280,000		LB-UBS Commercial Mortgage Trust 2004-C4, 6.000%, 06/15/36	281,554	0.2
1,210,000		LB-UBS Commercial Mortgage Trust 2005-C5, 5.127%, 09/15/40	1,261,434	0.7
299,878		LB-UBS Commercial Mortgage Trust 2006-C7, 5.300%, 11/15/38	310,787	0.2
420,000	#	LB-UBS Commercial Mortgage Trust, 5.261%, 10/15/36	430,601	0.2
233,965		Morgan Stanley Capital I Trust 2005-HQ6, 4.973%, 08/13/42	236,713	0.1
221,389		Morgan Stanley Capital I Trust 2006-TOP21, 5.185%, 10/12/52	223,902	0.1
570,000		Morgan Stanley Capital I Trust 2007-TOP27, 5.648%, 06/11/42	620,684	0.4
580,000		Morgan Stanley Capital I, 5.073%, 08/13/42	601,985	0.4
76,537	#	Morgan Stanley Re-REMIC Trust 2010-C30, 5.246%, 12/17/43	76,841	0.0

See Accompanying Notes to Financial Statements

VOYA SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
108,115	#	NorthStar 2012-1 Mortgage Trust, 1.357%, 08/25/29	$108,243	0.1
800,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	859,563	0.5
686,997		TIAA Seasoned Commercial Mortgage Trust, 5.551%, 08/15/39	720,170	0.4
430,000	#	Wachovia Bank Commercial Mortgage Trust Series 2004-C14, 5.719%, 08/15/41	433,467	0.3
360,000		Wachovia Bank Commercial Mortgage Trust Series 2005-C17, 5.396%, 03/15/42	368,182	0.2
220,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.722%, 05/15/43	239,908	0.1
114,806		Wachovia Bank Commercial Mortgage Trust, 5.246%, 12/15/43	115,171	0.1
960,000		Wachovia Bank Commercial Mortgage Trust, 5.603%, 10/15/48	1,043,811	0.6
2,145,496		Other Securities	2,181,758	1.2
		Total Collateralized Mortgage Obligations (Cost $22,535,068)	22,417,626	12.8

ASSET-BACKED SECURITIES: 15.1%
		Automobile Asset-Backed Securities: 2.8%
481,000	#	Hyundai Auto Lease Securitization Trust, 0.660%, 06/15/16	481,866	0.3
768,000		Hyundai Auto Receivables Trust, 0.750%, 09/17/18	765,425	0.4
700,000		Smart Trust, 1.050%, 10/14/18	696,356	0.4
3,046,874		Other Securities	3,053,953	1.7
			4,997,600	2.8

		Credit Card Asset-Backed Securities: 1.8%
800,000		Chase Issuance Trust, 1.150%, 01/15/19	800,484	0.5
786,000		Citibank Credit Card Issuance Trust, 5.350%, 02/07/20	891,848	0.5
582,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	663,675	0.4
788,000		Other Securities	788,681	0.4
			3,144,688	1.8

		Home Equity Asset-Backed Securities: 0.2%
294,457		Other Securities	303,443	0.2

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: 10.3%
203,800	#	Aimco CDO, 0.487%, 10/20/19	$201,578	0.1
500,000	#	Apidos CDO II, 1.039%, 12/21/18	488,307	0.3
250,000	#	Ares VIR CLO Ltd., 2.134%, 03/12/18	249,050	0.1
176,019	#	Ares VR CLO Ltd., 2.136%, 02/24/18	174,580	0.1
325,000	#	Ares XII CLO Ltd., 2.235%, 11/25/20	323,677	0.2
625,000	#	Atrium III, 2.234%, 10/27/16	617,340	0.4
250,000	#	Atrium III, 6.334%, 10/27/16	250,330	0.1
500,000	#	Atrium IV, 0.985%, 06/08/19	488,135	0.3
500,000	#	Ballyrock CLO 2006-1 Ltd., 1.733%, 08/28/19	496,195	0.3
500,000	#	Ballyrock CLO 2006-2 Ltd., 1.642%, 01/14/20	490,845	0.3
523,507	#	Ballyrock CLO 2006-1 Ltd., 3.683%, 08/28/19	521,189	0.3
500,000	#	Callidus Debt Partners CLO Fund IV Ltd., 2.038%, 04/17/20	496,043	0.3
250,000	#	Callidus Debt Partners CLO Fund VII Ltd., 1.737%, 01/21/21	251,829	0.2
250,000	#	Callidus Debt Partners CLO Fund VII Ltd., 2.487%, 01/21/21	250,083	0.1
500,000	#	Callidus Debt Partners CLO Fund VII Ltd., 3.687%, 01/21/21	501,753	0.3
400,000	#	Carlyle Arnage CLO Ltd., 3.484%, 08/27/21	402,203	0.2
250,000	#	Castle Garden Funding, 0.986%, 10/27/20	246,773	0.1
300,000	#	Castle Garden Funding, 4.986%, 10/27/20	300,538	0.2
375,000	#	CIFC Funding 2006-I Ltd., 0.637%, 10/20/20	365,582	0.2
400,000	#	CIFC Funding 2006-II Ltd., 1.836%, 03/01/21	382,556	0.2
500,000	#	CP Uniq Aps, 2.039%, 04/15/18	487,437	0.3
500,000	#	Dryden VIII Leveraged Loan CDO 2005, 0.956%, 05/22/17	495,907	0.3
130,150	#	Emporia Preferred Funding II Corp., 0.517%, 10/18/18	129,939	0.1
575,000	#	Emporia Preferred Funding, 0.737%, 10/18/18	570,299	0.3
171,217	#	GSAMP Trust 2005-SEA2, 0.504%, 01/25/45	167,424	0.1

See Accompanying Notes to Financial Statements

VOYA SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
500,000	#	Gulf Stream — Compass CLO 2005-II Ltd., 1.037%, 01/24/20	$493,596	0.3
500,000	#	Gulf Stream — Compass CLO 2007-I Ltd., 2.235%, 10/28/19	496,136	0.2
500,000	#	Gulf Stream — Compass CLO 2007-I Ltd., 3.685%, 10/28/19	500,227	0.3
500,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 0.574%, 08/21/20	495,937	0.3
300,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 0.934%, 08/21/20	289,141	0.2
225,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 1.834%, 08/21/20	213,293	0.1
400,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 0.686%, 08/07/21	388,002	0.2
250,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 2.536%, 08/07/21	246,563	0.2
250,000	#	Hewett’s Island Clo IV Ltd., 0.987%, 05/09/18	249,117	0.2
400,000	#	Hewett’s Island Clo IV Ltd., 1.887%, 05/09/18	396,595	0.2
250,000	#	Kingsland III Ltd., 0.886%, 08/24/21	237,101	0.1
500,000	#	Landmark VI CDO Ltd, 0.742%, 01/14/18	491,608	0.3
1,050,000		Madison Park Funding Ltd., 4.987%, 05/10/19	1,051,212	0.6
250,000	#	Madison Park Funding Ltd., 2.137%, 05/10/19	250,060	0.1
500,000	#	Northwoods Capital V Ltd., 2.134%, 12/07/20	490,725	0.3
300,000	#	Silverado CLO 2006-I Ltd., 0.667%, 04/11/20	296,701	0.2
500,000	#	Stanfield Veyron CLO Ltd., 0.919%, 07/15/18	494,430	0.3
425,000	#	WhiteHorse III Ltd./Corp, 0.988%, 05/01/18	421,635	0.2
1,054,430		Other Securities	1,054,779	0.6
			17,906,450	10.3

		Total Asset-Backed Securities (Cost $26,249,416)	26,352,181	15.1

U.S. TREASURY OBLIGATIONS: 1.8%
		U.S. Treasury Notes: 1.8%
1,508,000		0.375%, due 03/31/16	$1,506,527	0.9
1,280,000		0.750%, due 03/15/17	1,275,449	0.7
348,000		0.125%–1.625%, due 04/30/15–03/31/19	347,508	0.2

		Total U.S. Treasury Obligations (Cost $3,132,714)	3,129,484	1.8

FOREIGN GOVERNMENT BONDS: 1.1%
EUR 1,204,000		Ireland Government Bond, 5.500%, 10/18/17	1,916,494	1.1

		Total Foreign Government Bonds (Cost $1,860,183)	1,916,494	1.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.8%
		Federal Home Loan Mortgage Corporation: 4.5%##
1,359,358		5.000%, due 07/15/39	1,454,837	0.8
1,563,779		5.500%, due 07/01/38	1,739,333	1.0
1,013,996		5.500%, due 11/01/38	1,120,377	0.6
681,827		5.500%, due 02/01/39	750,981	0.4
1,338,181		6.000%, due 12/15/28	1,471,205	0.9
1,204,799		5.500%, due 01/01/37–10/01/38	1,335,747	0.8
			7,872,480	4.5

		Federal National Mortgage Association: 3.1%##
690,512		3.000%, due 05/25/40	697,518	0.4
976,731		5.000%, due 01/01/23	1,055,077	0.6
724,685		6.000%, due 01/01/38	817,838	0.5
2,682,300		3.000%–5.000%, due 07/01/34–10/25/50	2,793,188	1.6
			5,363,621	3.1

		Government National Mortgage Association: 1.2%
1,800,000		7.115%, due 12/20/38	2,088,000	1.2

		Total U.S. Government Agency Obligations (Cost $15,262,095)	15,324,101	8.8

		Total Long-Term Investments (Cost $173,245,088)	173,742,744	99.6

See Accompanying Notes to Financial Statements

VOYA SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.6%
	Securities Lending Collateralcc(1): 0.5%
832,742	Morgan Stanley, Repurchase Agreement dated 03/31/14, 0.10%, due 04/01/14 (Repurchase Amount $832,744, collateralized by various U.S. Government Agency Obligations, 1.360%–8.500%, Market Value plus accrued interest $849,397, due 05/01/17–12/01/44) (Cost $832,742)	$832,742	0.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.1%
1,912,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $1,912,000)	1,912,000	1.1

	Total Short-Term Investments (Cost $2,744,742)	2,744,742	1.6

	Total Investments in Securities (Cost $175,989,830)	$176,487,486	101.2
	Liabilities in Excess of Other Assets	(2,044,029)	(1.2)
	Net Assets	$174,443,457	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of March 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at March 31, 2014.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

EUR	EU Euro

Cost for federal income tax purposes is $175,990,929.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,005,567
Gross Unrealized Depreciation	(509,010)
Net Unrealized Appreciation	$496,557

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2014
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$104,602,858	$—	$104,602,858
Collateralized Mortgage Obligations	—	22,417,626	—	22,417,626
Short-Term Investments	1,912,000	832,742	—	2,744,742
U.S. Treasury Obligations	—	3,129,484	—	3,129,484
Foreign Government Bonds	—	1,916,494	—	1,916,494
Asset-Backed Securities	—	26,352,181	—	26,352,181
U.S. Government Agency Obligations	—	15,324,101	—	15,324,101
Total Investments, at fair value	$1,912,000	$174,575,486	$—	$176,487,486

See Accompanying Notes to Financial Statements

VOYA SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2014
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$30,452	$—	$30,452
Futures	220,644	—	—	220,644
Total Assets	$2,132,644	$174,605,938	$—	$176,738,582
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(24,557)	$—	$(24,557)
Futures	(114,212)	—	—	(114,212)
Total Liabilities	$(114,212)	$(24,557)	$—	$(138,769)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2014, the following forward foreign currency contracts were outstanding for the Voya Short Term Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse Group AG	EU Euro	1,389,280	Buy	05/09/14	$1,894,936	$1,913,801	$18,865
							18,865
Barclays Bank PLC	EU Euro	1,389,280	Sell	05/09/14	1,925,388	1,913,801	11,587
Credit Suisse Group AG	EU Euro	1,389,280	Sell	05/09/14	1,889,244	1,913,801	(24,557)
							$(12,970)

Voya Short Term Bond Fund Open Futures Contracts on March 31, 2014:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	183	06/30/14	$40,179,938	$(62,198)
U.S. Treasury 5-Year Note	109	06/30/14	12,965,891	(52,014)
U.S. Treasury Long Bond	31	06/19/14	4,129,781	22,213
			$57,275,610	$(91,999)
Short Contracts
Euro-Bobl 5-Year	(10)	06/06/14	(1,727,169)	630
U.S. Treasury 10-Year Note	(220)	06/30/14	(27,170,000)	197,801
			$(28,897,169)	$198,431

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$30,452
Interest rate contracts	Net Assets — Unrealized appreciation*	220,644
Total Asset Derivatives		$251,096
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$24,557
Interest rate contracts	Net Assets — Unrealized depreciation*	114,212
Total Liability Derivatives		$138,769

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2014 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Swaps	Total
Foreign exchange contracts	$(38,988)	$—	$—	$(38,988)
Credit contracts	—	—	(575)	(575)
Interest rate contracts	—	738,097	—	738,097
Total	$(38,988)	$738,097	$(575)	$698,533

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$5,895	$—	$5,895
Interest rate contracts	—	234,302	234,302
Total	$5,895	$234,302	$240,197

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2014:

	Barclays Bank PLC	Credit Suisse Group AG	Totals
Assets:
Forward foreign currency contracts	$11,587	$18,865	$30,452
Total Assets	$11,587	$18,865	$30,452
Liabilities:
Forward foreign currency contracts	$—	$24,557	$24,557
Total Liabilities	$—	$24,557	$24,557

Net OTC derivative instruments by counterparty, at fair value	$11,587	$(5,692)	$5,895

Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$11,587	$(5,692)	$5,895

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014

Shares			Value	Percentage of Net Assets

INVESTMENT COMPANIES: 66.1%
		Affiliated Investment Companies: 66.1%
193,443		Voya Floating Rate Fund — Class P	$1,975,053	35.1
205,801		Voya High Yield Bond Fund — Class P	1,745,189	31.0

		Total Investment Companies (Cost $3,678,997)	3,720,242	66.1

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.3%
10,000		Banc of America Commercial Mortgage Trust 2007-4, 5.892%, 02/10/51	10,299	0.2
10,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.339%, 07/10/43	10,254	0.2
18,021		Bear Stearns Alternative-A Trust, 0.794%, 07/25/34	17,239	0.3
10,000		CD 2007-CD5 Mortgage Trust, 6.116%, 11/15/44	10,918	0.2
14,131		Citigroup Mortgage Loan Trust 2006-AR9, 5.607%, 11/25/36	12,335	0.2
99,694	ˆ	COMM 2013-CCRE12 Mortgage Trust, 1.437%, 10/10/46	9,035	0.1
100,000	ˆ	Commercial Mortgage Pass Through Certificates, 1.601%, 04/10/47	8,947	0.1
10,000		Commercial Mortgage Trust, 5.216%, 07/15/44	10,368	0.2
40,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%, 04/15/37	40,403	0.7
10,000		Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	10,939	0.2
10,000		GS Mort Sec Corp. II Commercial Mort Ps Thr Cert Ser 2004-GG2, 5.987%, 08/10/38	9,998	0.2
1,000,000	#, ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.360%, 12/15/47	26,524	0.5
10,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9, 5.723%, 06/12/41	8,555	0.1
10,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1, 0.355%, 03/15/46	9,917	0.2
10,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4, 5.129%, 10/15/42	9,305	0.2

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,000		LB Commercial Mortgage Trust 2007-C3, 5.868%, 07/15/44	$10,174	0.2
10,000		LB-UBS Commercial Mortgage Trust 2000-C4, 8.150%, 07/15/32	10,350	0.2
10,000		LB-UBS Commercial Mortgage Trust 2004-C6, 5.206%, 08/15/36	10,123	0.2
10,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	10,350	0.2
10,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.954%, 07/15/40	9,988	0.2
98,505	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, 1.504%, 12/15/48	6,761	0.1
352,421	#, ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 1.883%, 08/15/45	32,750	0.6
25,000		Morgan Stanley Capital I Trust 2006-HQ10, 5.389%, 11/12/41	25,352	0.4
15,890		Prime Mortgage Trust 2007-1, 5.500%, 03/25/37	14,358	0.2
10,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 5.953%, 02/15/51	10,006	0.2
10,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 5.953%, 02/15/51	10,406	0.2

		Total Collateralized Mortgage Obligations (Cost $353,305)	355,654	6.3

U.S. TREASURY OBLIGATIONS: 13.4%
		U.S. Treasury Bonds: 1.1%
60,000		3.750%, due 11/15/43	62,128	1.1

		U.S. Treasury Notes: 12.3%
150,000		0.125%, due 04/30/15	149,983	2.7
88,000		2.250%, due 03/31/21	87,704	1.6
452,000		2.750%, due 02/15/24	453,095	8.0
			690,782	12.3

		Total U.S. Treasury Obligations (Cost $753,980)	752,910	13.4

U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.9%
		Federal Home Loan Mortgage Corporation: 4.9%##
1,743,660	ˆ	6.500%, due 06/15/32	276,405	4.9

		Federal National Mortgage Association: 4.4%##
1,078,465	ˆ	4.500%, due 10/25/41	212,310	3.8
29,798		5.500%, due 10/01/39	32,940	0.6
			245,250	4.4

See Accompanying Notes to Financial Statements

VOYA STRATEGIC INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: 0.6%
174,268	ˆ	3.500%, due 10/20/41	$32,449	0.6

		Total U.S. Government Agency Obligations (Cost $527,478)	554,104	9.9

		Total Long-Term Investments (Cost $5,313,760)	5,382,910	95.7

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.0%
		Mutual Funds: 6.0%
339,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $339,000)	339,000	6.0

		Total Short-Term Investments (Cost $339,000)	339,000	6.0

		Total Investments in Securities (Cost $5,652,760)	$5,721,910	101.7
		Liabilities in Excess of Other Assets	(94,709)	(1.7)
		Net Assets	$5,627,201	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of March 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $5,653,091.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$75,182
Gross Unrealized Depreciation	(6,363)
Net Unrealized Appreciation	$68,819

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2014
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$355,654	$—	$355,654
Investment Companies	3,720,242	—	—	3,720,242
U.S. Treasury Obligations	—	752,910	—	752,910
Short-Term Investments	339,000	—	—	339,000
U.S. Government Agency Obligations	—	554,104	—	554,104
Total Investments, at fair value	$4,059,242	$1,662,668	$—	$5,721,910
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$9	$—	$9
Futures	466	—	—	466
Total Assets	$4,059,708	$1,662,677	$—	$5,722,385
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(3,371)	$—	$(3,371)
Futures	(3,657)	—	—	(3,657)
Total Liabilities	$(3,657)	$(3,371)	$—	$(7,028)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act. The following table provides transactions during the year ended March 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 3/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 3/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund — Class P	$644,257	$13,623	$(649,355)	$(8,525)	$—	$11,147	$(9,286)	$2,476
Voya Emerging Markets Hard Currency Sovereign Debt Fund — Class P	252,438	265,902	(522,636)	4,296	—	16,030	(20,714)	4,872
Voya Emerging Markets Local Currency Debt Fund — Class P	903,545	12,381	(908,744)	(7,182)	—	9,377	(75,885)	3,004
Voya Floating Rate Fund — Class I	1,026,584	517,888	(1,536,533)	(7,939)	—	21,538	(102)	—
Voya Floating Rate Fund — Class P	—	1,978,452	—	(3,399)	1,975,053	63,367	(1)	—
Voya High Yield Bond Fund — Class I	1,311,371	268,781	(1,545,126)	(35,026)	—	24,181	28,883	—
Voya High Yield Bond Fund — Class P	—	1,899,106	(198,561)	44,644	1,745,189	76,569	1,440	—
	$4,138,195	$4,956,133	$(5,360,955)	$(13,131)	$3,720,242	$222,209	$(75,665)	$10,352

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At March 31, 2014, the following forward foreign currency contracts were outstanding for the Voya Strategic Income Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Indonesian Rupiah	109,540,000	Sell	05/09/14	$8,864	$9,709	$(845)
Barclays Bank PLC	South African Rand	129,999	Sell	06/06/14	11,843	12,222	(379)
Barclays Bank PLC	Polish Zloty	31,602	Sell	06/06/14	10,417	10,408	9
Barclays Bank PLC	Russian Ruble	396,806	Sell	06/06/14	10,868	11,115	(247)
Barclays Bank PLC	Mexican Peso	205,717	Sell	06/06/14	15,452	15,678	(226)
Credit Suisse Group AG	Turkish Lira	25,686	Sell	06/06/14	11,308	11,771	(463)
Deutsche Bank AG	Malaysian Ringgit	56,177	Sell	05/09/14	16,699	17,227	(528)
Deutsche Bank AG	Brazilian Real	30,610	Sell	06/06/14	12,805	13,259	(454)
Deutsche Bank AG	Hungarian Forint	1,755,102	Sell	06/06/14	7,757	7,839	(82)
HSBC	Peruvian Nuevo Sol	11,248	Sell	06/06/14	3,962	3,967	(5)
HSBC	Colombian Peso	7,625,440	Sell	06/06/14	3,706	3,848	(142)
							$(3,362)

See Accompanying Notes to Financial Statements

VOYA STRATEGIC INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Voya Strategic Income Fund Open Futures Contracts on March 31, 2014:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	4	06/30/14	$494,000	$(3,577)
			$494,000	$(3,577)
Short Contracts
U.S. Treasury 5-Year Note	(1)	06/30/14	(118,953)	(80)
U.S. Treasury Long Bond	(1)	06/19/14	(133,219)	466
			$(252,172)	$386

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$9
Interest rate contracts	Net Assets — Unrealized appreciation*	466
Total Asset Derivatives		$475
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$3,371
Interest rate contracts	Net Assets — Unrealized depreciation*	3,657
Total Liability Derivatives		$7,028

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2014 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Swaps	Total
Foreign exchange contracts	$3,689	$—	$—	$3,689
Credit contracts	—	—	(7,232)	(7,232)
Interest rate contracts	—	3,631	—	3,631
Total	$3,689	$3,631	$(7,232)	$88

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(3,362)	$—	$(3,362)
Interest rate contracts	—	3,486	3,486
Total	$(3,362)	$3,486	$124

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2014:

	Barclays Bank PLC	Credit Suisse Group AG	Deutsche Bank AG	HSBC	Totals
Assets:
Forward foreign currency contracts	$9	$—	$—	$—	$9
Total Assets	$9	$—	$—	$—	$9
Liabilities:
Forward foreign currency contracts	$1,697	$463	$1,064	$147	$3,371
Total Liabilities	$1,697	$463	$1,064	$147	$3,371

Net OTC derivative instruments by counterparty, at fair value	$(1,688)	$(463)	$(1,064)	$(147)	$(3,362)

Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—
Net Exposure(1)	$(1,688)	$(463)	$(1,064)	$(147)	$(3,362)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2014 were as follows:

Fund Name	Type	Per Share Amount

Voya GNMA Income Fund
Class A	NII	$0.2964
Class B	NII	$0.2299
Class C	NII	$0.2291
Class I	NII	$0.3189
Class W	NII	$0.3186

Voya High Yield Bond Fund
Class A	NII	$0.4536
Class B	NII	$0.3908
Class C	NII	$0.3912
Class I	NII	$0.4839
Class P(1)	NII	$0.4223
Class R(2)	NII	$0.0716
Class W	NII	$0.4768

Voya Intermediate Bond Fund
Class A	NII	$0.2864
Class B	NII	$0.2106
Class C	NII	$0.2113
Class I	NII	$0.3213
Class O	NII	$0.2862
Class R	NII	$0.2619
Class R6(3)	NII	$0.2715
Class W	NII	$0.3112

Voya Short Term Bond Fund
Class A	NII	$0.1416
Class C	NII	$0.0433
Class I	NII	$0.1522
Class R6(4)	NII	$0.1084
Class W	NII	$0.1584

Voya Strategic Income Fund
Class A	NII	$0.4446
Class C	NII	$0.3924
Class I	NII	$0.4506
Class R	NII	$0.3930
Class W	NII	$0.4463

NII — Net investment income

(1)	Commenced operations June 14, 2013.

(2)	Commenced operations January 30, 2014.

(3)	Commenced operations May 31, 2013.

(4)	Commenced operations July 31, 2013.

Of the ordinary distributions made during the year ended March 31, 2014, the following percentage qualifies for the dividends received deduction (DRD) available to corporate shareholders:

Voya Intermediate Bond Fund	0.77%

For the year ended March 31, 2014, the following percentage of net investment income dividends paid by the Funds is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Voya Intermediate Bond Fund	0.77%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

Voya GNMA Income Fund	100.00%
Voya High Yield Bond Fund	99.96%
Voya Intermediate Bond Fund	100.00%
Voya Short Term Bond Fund	99.99%
Voya Strategic Income Fund	11.12%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of Voya Funds Trust was held May 13, 2013, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Funds with Voya Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between Voya Investments and Voya IM prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

4	To elect 13 nominees to the Board of Trustees (the “Board”) of the Trust.

9	To approve a modification to the current manager-of-managers policy to permit Voya Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya GNMA Income Fund	1*	45,697,698.614	1,692,317.667	3,930,400.771	11,733,445.915	63,053,862.967
	2*	45,577,171.204	1,868,845.951	3,874,400.146	11,733,445.666	63,053,862.967
	9*	44,175,937.817	3,278,171.441	3,866,308.293	11,733,445.416	63,053,862.967

*  Proposals deferred; adjourned to June 13, 2013

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya High Yield Bond Fund	1*	15,965,046.331	318,925.585	554,631.510	2,845,757.331	19,684,360.757
	2*	15,925,175.274	335,551.093	577,877.059	2,845,757.331	19,684,360.757
	9*	15,748,967.303	533,135.568	556,500.554	2,845,757.332	19,684,360.757

*  Proposals passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Intermediate Bond Fund	1*	63,925,098.716	1,037,659.422	1,963,496.481	18,887,673.627	85,813,928.246
	2*	63,805,848.796	1,130,143.457	1,990,262.116	18,887,673.877	85,813,928.246
	9*	62,877,427.945	2,021,078.046	2,027,748.877	18,887,673.378	85,813,928.246

*  Proposals passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Short Term Bond Fund	1*	17,435,162.000	30,671.000	21,147.000	0.000	17,486,980.000
	2*	17,422,447.334	33,212.333	31,320.333	0.000	17,486,980.000
	9*	17,405,582.000	50,751.000	30,647.000	0.000	17,486,980.000

*  Proposals passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Strategic Income Fund	1*	503,257.031	0.000	0.000	0.000	503,257.031
	2*	503,257.031	0.000	0.000	0.000	503,257.031
	9*	503,257.031	0.000	0.000	0.000	503,257.031

*  Proposals passed

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

Voya Funds Trust

	Proposal	For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	4**	205,076,376.327	6,720,516.758	0.000	0.000	211,796,893.085
John V. Boyer	4**	205,057,423.179	6,739,469.906	0.000	0.000	211,796,893.085
Patricia W. Chadwick	4**	205,058,609.419	6,738,283.666	0.000	0.000	211,796,893.085
Albert E. DePrince, Jr.	4**	204,985,837.707	6,811,055.378	0.000	0.000	211,796,893.085
Peter S. Drotch	4**	205,023,979.086	6,772,913.999	0.000	0.000	211,796,893.085
J. Michael Earley	4**	205,033,224.761	6,763,668.324	0.000	0.000	211,796,893.085
Martin J. Gavin***	4**	205,072,671.480	6,724,221.605	0.000	0.000	211,796,893.085
Russell H. Jones	4**	205,053,015.216	6,743,877.869	0.000	0.000	211,796,893.085
Patrick W. Kenny	4**	205,020,119.907	6,776,773.178	0.000	0.000	211,796,893.085
Shaun P. Mathews	4**	205,058,646.434	6,738,246.651	0.000	0.000	211,796,893.085
Joseph E. Obermeyer	4**	205,042,902.881	6,753,990.204	0.000	0.000	211,796,893.085
Sheryl K. Pressler	4**	205,082,578.456	6,714,314.629	0.000	0.000	211,796,893.085
Roger B. Vincent	4**	204,995,915.624	6,800,977.461	0.000	0.000	211,796,893.085

**   Proposal passed

***  Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

A special meeting of shareholders of Voya Funds Trust was held June 13, 2013, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya GNMA Income Fund	1*	50,908,307.267	1,989,238.987	4,153,323.851	11,094,079.348	68,144,949.453
	2*	50,568,876.993	2,309,782.691	4,172,210.421	11,094,079.348	68,144,949.453
	9*	49,053,006.883	3,811,921.940	4,185,941.281	11,094,079.349	68,144,949.453

*  Proposals passed

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007– Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	164	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson Trustee	January 2014– Present January 2005– Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	164	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006– Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	164	Wisconsin Energy Corporation (June 2006–Present) and The Royce Funds (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:73	Trustee	May 2013– Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present).	164	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	November 2007– Present	Retired.	164	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002– Present	Retired.	164	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	May 2013– Present	Retired.	164	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2005– Present	Retired.	164	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	May 2013– Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	164	None.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006– Present	Consultant (May 2001–Present).	164	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	February 2002– Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	164	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007– Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).	164
Voya Capital Corporation, LLC (formerly, ING Capital Corporation, LLC) and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC
(March 2006–Present); and
Voya Investment Trust Co. (formerly, ING Investment Trust Co.) (April 2009–Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director (“Independent Director”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors as of the close of business on December 31 of the calendar year in which the Independent Director attains the age of 73. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purpose of this table “Voya family of funds” means the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Risk Managed Natural Resources Fund; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of April 30, 2014.

(3)	Mr. Mathews is deemed to be an “Interested person,” as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012– Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011– December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007– April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	October 2000–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012–Present
Senior Vice President, Voya Investments, LLC (February 2012– Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, Voya Funds Services, LLC (June 2012–Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014– Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012–Present	Vice President, Voya Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004–Present	Vice President, Voya Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	February 2003–Present
Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996–Present); Director of Compliance, Voya Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012–Present	Vice President, Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, Voya Investments, LLC (July 2012– Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Funds Services, LLC (March 2013– Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	August 2003–Present
Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public
Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your Investment Professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT  |  INVESTMENTS |  INSURANCE

voyainvestments.com

    AR-UFIALL    (0314-052314)

Annual Report

March 31, 2014

Voya Floating Rate Fund
(formerly, ING Floating Rate Fund)
■  Classes A, C, I, P*, R and W

*Patent Pending

 E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com	VoyaTM Investment Management was formerly ING U.S. Investment Management

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	7
Report of Independent Registered Public Accounting Firm	8
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Portfolio of Investments	21
Tax Information	31
Shareholder Meeting Information	32
Trustee and Officer Information	33

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Stability, opportunity and continuity

Dear Shareholder,

As the French say, the more things change, the more they stay the same. Though the global economy is slowly sputtering back to life, the world remains enthralled by old policy notions that led us to the brink of collapse in 2008. In many nations we continue to see political ideology trump economic reality, generally at the expense of the citizenry.

The world needs some new thinking, and we may get it from an unexpected source: the International Monetary Fund. In recent reports, the IMF assesses key risks facing the stability of the global financial system, as the advanced and emerging economies shift from “liquidity-driven” to “growth-driven” markets. While markets are becoming more robust, the transition is far from complete, and the IMF observes that “In far too many countries, improvements in financial markets have not translated into improvements in the real economy — and in the lives of people.” Perhaps as the global economy stabilizes we will see new policy recommendations for sustaining better economic outcomes.

In the meantime, we must strive to reach our investment goals in the marketplace that now exists. It’s always true but bears repeating that you should invest to achieve your long-term goals, not to beat the market today or this week or this month. Keep your eye on your goals and don’t let yourself be distracted by events in China or Ukraine or anywhere else that produces attention-grabbing headlines. And always thoroughly discuss your situation with your financial advisor before making any changes to your plans or your investments.

Reaching investment goals is a long-term process, a journey in which stability and continuity play important parts. On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity: there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
Executive Vice President
Voya Family of Funds
May 1, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2014

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (the “Index”), had already gained 8.26%. In the second half a change in the dynamics of investor sentiment seemed to emerge and in the end the Index returned 18.58% for the whole fiscal year. (The Index returned 19.07% for the one year ended March 31, 2014, measured in U.S. dollars.)

In the U.S., investor confidence was cushioned by the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases in the face of an unimpressive economic recovery. Gross Domestic Product (“GDP”) in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by 2.5%. As late as October, fewer than 150,000 jobs were being created per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. Nervous central bankers were forced to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the forces shaping investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of its bond purchases. Surprisingly, on the day before Chairman Bernanke’s address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed’s decision not to taper.

Congressional gridlock in October briefly jolted markets. But a deal to postpone the day of reckoning was reached on October 16 and they quickly regained their poise.

Increasingly it appeared that investors were reconciled to tapering, no longer treating “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And better news was starting to flow. A limited budget deal was reached on December 11. The unemployment rate fell to 7.0%. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving. When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets barely flinched and the Index ended 2013 at a new all-time high.

There was little movement after that, however. Some U.S. data deteriorated, perhaps weather-related: average monthly new jobs created slumped back to 130,000, (despite a fall in the unemployment rate to 6.7%); fourth quarter GDP growth retreated to 2.6% while retail sales languished. New political turmoil flared in Eastern Europe as Russia annexed the Crimea after the president of Ukraine was deposed. A continuing slowdown and fears of financial instability in China also muted sentiment.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds slipped 0.17% in the fiscal year. The anticipated end to quantitative easing undermined longer-dated issues. The Barclays Long Term U.S. Treasury sub-index dropped 4.18%, but recovered in the final three months most of a much larger loss suffered in the first nine. The Barclays U.S. Corporate Investment Grade Bond sub-index added 1.47%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.53%.

U.S. equities, represented by the S&P 500® Index including dividends, surged 21.86%, ending just below its March 7 all-time high. The health care sector did best with a gain of 29.24%, followed by industrials 27.29%. Easily the worst performer was the telecommunications sector 2.32%, then utilities 10.28%. Record operating earnings per share for S&P 500® companies in the fourth quarter of 2013, supported by low interest rates and slow wage growth, were expected to erode in the next quarter.

In currencies, the dollar fell 6.90% against the euro during the 12 months and 8.79% against the pound on better economic news from Europe, especially the UK. But the dollar gained 9.56% on the yen in the face of the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index rose 17.78% during the fiscal year, but has retreated by more than 7% in 2014. GDP grew for five consecutive quarters, albeit at declining rates. From October core consumer prices started rising again after years of decline. The MSCI Europe ex UK® Index jumped 20.59%. The euro zone finally recorded quarterly GDP growth of 0.3% in the second quarter of 2013 after six straight quarterly declines, followed by slim gains of 0.1% and 0.3%. The closely watched composite purchasing managers’ index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.0%, near an all-time high. The MSCI UK® Index added just 6.36%, burdened by heavyweight laggards especially among banks and food retailers. GDP in the third quarter of 2013 grew an improved 0.8% followed by 0.7%, while unemployment continued to fall. But concerns persisted about a housing bubble and consumer prices rising faster than wages.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
The S&P/LSTA Leveraged Loan Index
An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.

3

VOYA FLOATING RATE FUND

PORTFOLIO MANAGERS’ REPORT

Ratings Distribution as of March 31, 2014
Ba	30.2%
B	65.9%
Caa and below	3.5%
Not rated*	0.4%

Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody’s Investors Service, Inc. Ratings distribution is based on Moody’s senior secured facility ratings. Moody’s ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody’s are considered to be below investment grade. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Dear Shareholders:

Voya Floating Rate Fund* (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar and Daniel A. Norman, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.58% compared to the S&P/LSTA Leveraged Loan Index (the “Index” or “S&P/LSTA Leveraged Loan”) which returned 4.35%, for the same period.

Portfolio Specifics: On the whole, the loan market performed relatively well during the Fund’s fiscal year. Changing investor sentiment prompted by talk of the U.S. Federal Reserve Board (the “Fed”) tapering its asset purchase program dominated the first half of the period. During this time, investors attempted to find a balance between the continued state of loose monetary policy and benign credit conditions on the one hand and concerns with the prospect and implications of the Fed beginning to reduce its long-running bond buying program on the other. After a healthy start to the year, loans in June experienced one of the only negative total return months of 2013 (-0.59%). This occurred during a broad fixed income market correction. Loans performed well relative to other longer duration fixed income assets during this period. As Fed comments were absorbed over the ensuing months, investors again embraced risk more readily and markets recovered some, if not all, of their late spring losses.

During the latter half of the Fund’s fiscal year, fears over an abrupt end to the Fed’s stimulus activities and a protracted government shutdown eventually subsided and investor sentiment became more open to credit risk. Against that backdrop, demand for loans remained robust, with inflows into the asset class consistently strong and dispersed across retail funds and institutional portfolios. As with any spread-driven market, stout demand worked to compress new issue yields. Though re-pricing activity began to abate by the end of the Fund’s fiscal year, increased demand against less than sufficient supply had an adverse impact on average credit spreads. Nonetheless, it is important to note that the current average spread for new issue loans remains in excess of the 10 year running average for the asset class. Hopefully, this will continue, at least until the London Interbank Offered Rate (“LIBOR”) rises to fill the gap.

TOP TEN LOAN ISSUERS AS OF MARCH 31, 2014 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
BJs Wholesale Club	1.6%	1.7%
Dell International LLC	1.5%	1.6%
Neiman Marcus Group, Inc	1.3%	1.4%
Tribune Company	1.0%	1.1%
Univision Communications, Inc.	1.0%	1.0%
Hilton Worldwide Finance, LLC	0.9%	1.0%
Hudson’s Bay Company	0.9%	1.0%
Rexnord Corporation / RBS Global, Inc.	0.9%	1.0%
Hub International Limited	0.9%	1.0%
Axalta Coating Systems (fka DuPont Performance Coatings)	0.9%	0.9%

Subject to change daily.

In terms of fundamentals, unforeseen negative credit events were few and far between during the Fund’s fiscal year. To-date, trailing default rates at the Index level remain well inside the historical average for the asset class and the traditional indicators of future default activity appear to be benign. Although gross domestic product (“GDP”) growth has been variable and, for some time now, below what many feel it should be at this point in the recovery, it has been sufficient for typical, below investment grade corporate issuers to comfortably cover their borrowing expenses and capital expenditures, with a reasonable cushion.

The Fund underperformed the Index for 12 months ended March 31, 2014, due to higher average cash balances throughout the period, as well as the overall better average credit quality of the portfolio relative to the Index (nearly 75% of loan assets at period-end were rated B1 or better by Moody’s, with less than 4% in the Caa1/below cohort). Quarterly performance at the Index level continued to be heavily skewed toward the lower rated part of the market, as evidenced by an 8.5% showing for CCC/below, compared to 4.35% at the broad Index level. Over the foreseeable future, the Fund will continue to target loans in the stronger side of the B-rated category, which in our opinion offers the most attractive risk-adjusted return potential in today’s market.

While absolute performance has been generally favorable, relative returns have been impacted by the aforementioned decline in credit spreads, which has effectively lowered the yield on the Fund’s loan assets, albeit at a declining pace. As of March 31, 2014, the Fund had a weighted average nominal spread 3.71%, compared to 4.40% at the beginning of the fiscal year. The weighted average coupon (inclusive of LIBOR floors) for the same periods was 4.72% and 5.53%, respectively. While we expect the re-pricing trend to persist, there are signs the pace is slowing, as a substantial amount of Index constituents have already re-priced and the flow of new issue loans related to fresh merger and acquisition (“M&A”) activity is picking up.

The Fund’s top industry exposures at the end of the reporting period were retail, health care, business equipment/services and lodging and casinos. These industries were generally neutral or accretive to relative returns during the reporting period. Regarding specific issuer positioning, the Fund held positions in three of the five largest contributors to Index performance during the fiscal year: Harrah’s Entertainment, Inc., Cengage Learning, Inc. and Clear Channel Communications, Inc. The benefit of these positions was partially offset by a position in one of the largest detractors: Weight Watchers International, Inc.

4

PORTFOLIO MANAGERS’ REPORT

VOYA FLOATING RATE FUND

The Fund continues to be well diversified in our opinion, with 324 individual issuers and 36 different industry sectors represented. The average issuer exposure at March 31, 2014 was 0.31%, while the average industry sector exposure closed the fiscal year at 2.78%. Both measures were largely unchanged from the prior reporting period.

Current Strategy & Outlook: Looking ahead, we expect more of the same in our opinion, i.e., continued growth in M&A-related deal flow, ebbs and flows to repricing activity, and steady, if not spectacular, retail and institutional investor inflows. Under a status quo economic scenario, we believe default rates, excluding Energy Future Holdings, should remain nicely contained by relatively few near-term maturities, decent corporate earnings and strong liquidity in the market. We believe that collectively, this would paint a picture of relative stability and an environment in which loans should continue to generate a reasonably attractive absolute return, one much less directly susceptible to any unexpected changes to market expectations as they relate to speed and magnitude of interest rate changes.

*	The Fund was formerly known as “ING Floating Rate Fund”. Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Jeffrey A. Bakalar Senior Vice President Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Senior Vice President Managing Director Voya Investment Management Co. LLC

Voya Floating Rate Fund April 21, 2014

5

VOYA FLOATING RATE FUND

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended March 31, 2014
	1 Year	3 Year	Since Inception of Class A, C, I, R and W August 17, 2010	Since Inception of Class P June 14, 2013
Including Sales Charge:
Class A(1)	1.03%	3.97%	4.54%	—
Class C(2)	1.82%	4.06%	4.51%	—
Class I	3.74%	5.04%	5.52%	—
Class P	—	—	—	3.71%
Class R	3.23%	4.52%	4.97%	—
Class W	3.83%	5.13%	5.60%	—
Excluding Sales Charge:
Class A	3.58%	4.84%	5.29%	—
Class C	2.81%	4.06%	4.51%	—
Class I	3.74%	5.04%	5.52%	—
Class P	—	—	—	3.71%
Class R	3.23%	4.52%	4.97%	—
Class W	3.83%	5.13%	5.60%	—
S&P/LSTA Leveraged Loan	4.35%	5.01%	6.17%	3.76%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Floating Rate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

6

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2014*	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2014*

Class A	$1,000.00	$1,022.60	1.01%	$5.09	$1,000.00	$1,019.90	1.01%	$5.09
Class C	1,000.00	1,018.80	1.76	8.86	1,000.00	1,016.16	1.76	8.85
Class I	1,000.00	1,022.90	0.76	3.83	1,000.00	1,021.14	0.76	3.83
Class P	1,000.00	1,026.20	0.10	0.51	1,000.00	1,024.43	0.10	0.50
Class R	1,000.00	1,020.40	1.26	6.35	1,000.00	1,018.65	1.26	6.34
Class W	1,000.00	1,023.80	0.76	3.83	1,000.00	1,021.14	0.76	3.83

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Funds Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Voya Floating Rate Fund (formerly ING Floating Rate Fund), a series of Voya Funds Trust (formerly ING Funds Trust), as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Floating Rate Fund as of March 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 23, 2014

8

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2014

ASSETS:
Investments in securities at fair value (Cost $785,207,512)	$787,727,813
Short-term investments at fair value (Cost $63,000,000)	63,000,000
Total Investments at fair value	850,727,813
Cash	9,604,404
Receivables:
Investment securities sold	33,025,321
Fund shares sold	1,834,466
Interest	2,219,761
Prepaid expenses	56,091
Reimbursement due from manager	43,809
Total assets	897,511,665
LIABILITIES:
Payable for investment securities purchased	45,906,661
Payable for fund shares redeemed	1,217,438
Income distribution payable	194,523
Payable for investment management fees	354,763
Payable for administrative fees	64,502
Payable for distribution and shareholder service fees	134,176
Accrued trustees fees	3,675
Other accrued expenses and liabilities	196,274
Total liabilities	48,072,012
NET ASSETS	$849,439,653
NET ASSETS WERE COMPRISED OF:
Paid-in capital	847,118,314
Distributions in excess of net investment income	(197,352)
Accumulated net realized loss	(1,610)
Net unrealized appreciation	2,520,301
NET ASSETS	$849,439,653

See Accompanying Notes to Financial Statements

9

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2014 (CONTINUED)

Class A:
Net assets	$98,669,490
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	9,656,694
Net asset value and redemption price per share	$10.22
Maximum offering price per share (2.50%)(1)	$10.48

Class C:
Net assets	$84,619,375
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	8,280,652
Net asset value and redemption price per share(2)	$10.22

Class I:
Net assets	$327,896,377
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	32,107,532
Net asset value and redemption price per share(2)	$10.21

Class P:
Net assets	$86,265,346
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	8,446,223
Net asset value and redemption price per share	$10.21

Class R:
Net assets	$98,457,323
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	9,648,393
Net asset value and redemption price per share	$10.20

Class W:
Net assets	$153,531,742
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	14,999,358
Net asset value and redemption price per share	$10.24
____________________
(1) Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

10

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2014

INVESTMENT INCOME:
Interest	$27,536,314
Amendment fees	550,327
Other fees	1,211,241
Total investment income	29,297,882

EXPENSES:
Investment management fees	3,405,014
Administration fees	619,093
Distribution and service fees:
Class A	213,152
Class C	663,102
Class R	333,497
Transfer agent fees:
Class A	66,075
Class C	51,410
Class I	16,777
Class P	819
Class R	51,744
Class W	99,293
Shareholder reporting expense	71,142
Custody and accounting expense	290,372
Registration fees	101,605
Professional fees	85,526
Trustees fees	14,222
Commitment fee	34,029
Miscellaneous expense	40,395
Total expenses	6,157,267
Net waived and reimbursed fees	(439,810)
Net expenses	5,717,457
Net investment income	23,580,425

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	665,332
Net change in unrealized appreciation (depreciation) on :
Investments	(2,033,438)
Unfunded commitments	(130)
Net change in unrealized appreciation (depreciation)	(2,033,568)
Net realized and unrealized loss	(1,368,236)
Increase in net assets resulting from operations	$22,212,189

See Accompanying Notes to Financial Statements

11

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2014	Year Ended March 31, 2013
FROM OPERATIONS:
Net investment income	$23,580,425	$13,734,253
Net realized gain	665,332	1,442,191
Net change in unrealized appreciation (depreciation)	(2,033,568)	3,967,354
Net increase in net assets resulting from operations	22,212,189	19,143,798

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(3,173,407)	(871,877)
Class C	(1,966,091)	(508,857)
Class I	(9,915,178)	(7,906,748)
Class P	(1,108,235)	—
Class R	(2,311,746)	(1,105,555)
Class W	(5,205,552)	(3,482,103)
Net realized gains:
Class A	(88,302)	(57,784)
Class C	(70,871)	(45,743)
Class I	(257,093)	(339,006)
Class P	(48,328)	—
Class R	(76,469)	(63,420)
Class W	(124,245)	(167,918)
Return of capital:
Class A	(93,754)	—
Class C	(76,711)	—
Class I	(290,450)	—
Class P	(78,318)	—
Class R	(87,417)	—
Class W	(136,297)	—
Total distributions	(25,108,464)	(14,549,011)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	663,037,010	157,742,423
Reinvestment of distributions	22,965,642	13,381,586
	686,002,652	171,124,009
Cost of shares redeemed	(181,142,287)	(88,506,704)
Net increase in net assets resulting from capital share transactions	504,860,365	82,617,305
Net increase in net assets	501,964,090	87,212,092

NET ASSETS:
Beginning of year or period	347,475,563	260,263,471
End of year or period	$849,439,653	$347,475,563
Distributions in excess of net investment income at end of year or period	$(197,352)	$(97,568)

See Accompanying Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-14	10.28	0.38	*	(0.02)	0.36	0.40	0.01	0.01	0.42	10.22	3.58	1.08	1.01	1.01	3.71	98,669	124
03-31-13	10.10	0.52	*	0.21	0.73	0.53	0.02	—	0.55	10.28	7.41	1.11	1.01	1.01	5.08	35,918	101
03-31-12	10.26	0.43	*	(0.08)	0.35	0.45	0.06	—	0.51	10.10	3.58	1.12	1.01	1.01	4.23	10,266	79
08-17-10(4)–03-31-11	10.00	0.21	*	0.25	0.46	0.19	0.01	—	0.20	10.26	4.57	1.30	1.02	1.02	3.49	18,411	73
Class C
03-31-14	10.28	0.30	*	(0.02)	0.28	0.32	0.01	0.01	0.34	10.22	2.81	1.83	1.76	1.76	2.97	84,619	124
03-31-13	10.10	0.44	*	0.21	0.65	0.45	0.02	—	0.47	10.28	6.61	1.86	1.76	1.76	4.33	26,367	101
03-31-12	10.26	0.36	*	(0.09)	0.27	0.37	0.06	—	0.43	10.10	2.80	1.87	1.76	1.76	3.71	7,409	79
08-17-10(4)–03-31-11	10.00	0.19	*	0.22	0.41	0.14	0.01	—	0.15	10.26	4.11	2.05	1.77	1.77	3.46	3,356	73
Class I
03-31-14	10.28	0.41	*	(0.03)	0.38	0.43	0.01	0.01	0.45	10.21	3.74	0.76	0.76	0.76	3.99	327,896	124
03-31-13	10.10	0.54	*	0.21	0.75	0.55	0.02	—	0.57	10.28	7.67	0.86	0.76	0.76	5.33	165,936	101
03-31-12	10.27	0.47	*	(0.10)	0.37	0.48	0.06	—	0.54	10.10	3.74	0.87	0.76	0.76	4.65	173,722	79
08-17-10(4)–03-31-11	10.00	0.25	*	0.23	0.48	0.20	0.01	—	0.21	10.27	4.83	1.05	0.77	0.77	3.93	170,660	73
Class P
06-14-13(4)–03-31-14	10.22	0.37	*	0.00 •	0.37	0.36	0.01	0.01	0.38	10.21	3.71	0.75	0.10	0.10	4.58	86,265	124
Class R
03-31-14	10.27	0.35	*	(0.03)	0.32	0.37	0.01	0.01	0.39	10.20	3.23	1.33	1.26	1.26	3.47	98,457	124
03-31-13	10.09	0.49	*	0.21	0.70	0.50	0.02	—	0.52	10.27	7.15	1.36	1.26	1.26	4.84	32,371	101
03-31-12	10.26	0.41	*	(0.09)	0.32	0.43	0.06	—	0.49	10.09	3.22	1.37	1.26	1.26	4.26	16,515	79
08-17-10(4)–03-31-11	10.00	0.21	*	0.23	0.44	0.17	0.01	—	0.18	10.26	4.39	1.55	1.27	1.27	3.87	7,897	73
Class W
03-31-14	10.30	0.41	*	(0.02)	0.39	0.43	0.01	0.01	0.45	10.24	3.83	0.83	0.76	0.76	3.98	153,532	124
03-31-13	10.12	0.54	*	0.21	0.75	0.55	0.02	—	0.57	10.30	7.66	0.86	0.76	0.76	5.34	86,844	101
03-31-12	10.27	0.45	*	(0.06)	0.39	0.48	0.06	—	0.54	10.12	3.93	0.87	0.76	0.76	4.74	52,351	79
08-17-10(4)–03-31-11	10.00	0.24		0.24	0.48	0.20	0.01	—	0.21	10.27	4.83	1.05	0.77	0.77	4.49	3,319	73

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

*	Calculated using average number of shares outstanding throughout the period.

•	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%

See Accompanying Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014

NOTE 1 — ORGANIZATION

Voya Funds Trust (formerly, ING Funds Trust) (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series one of which, Voya Floating Rate Fund (“Floating Rate” or the “Fund”) is included in this report. The Fund is a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class P*, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Loan and Other Security Valuation. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Loans held by the Fund are normally valued at the mean of the means of one or more bid and asked quotations obtained from a pricing service or other sources determined by the Board of Trustees (the “Board”) to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued. The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the proxy procedure described above.

*	Patent Pending

It is expected that most of the loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above. As of March 31, 2014, 100% of total loans were valued based on these procedures.

Prices from a pricing service may not be available for all loans and Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or the “Investment Adviser”) or Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM” or the “Sub-Adviser”), may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Adviser or Sub-Adviser that the Investment Adviser or Sub-Adviser believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value, as defined by the 1940 Act, as determined in good faith under procedures established by the Board and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Adviser and monitored by the Board.

In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower’s debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund’s rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower’s business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower’s management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities for which the primary market is a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded in the over-the-counter market and listed securities for which no sale was reported on a valuation date are valued at the mean between the last reported bid and ask price on such

14

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange. Securities other than loans for which reliable market value quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, and under procedures adopted by, the Board. Investments in securities of sufficient credit quality, maturing in 60 days or less from date of acquisition, are valued at amortized cost which approximates fair value. To the extent the Fund invests in other open-end registered investment companies, the Fund’s net asset value (“NAV”) is calculated based on the current NAV of the registered investment company in which the Fund invests. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

For the period ended March 31, 2014, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Loan premiums and discounts are amortized and/or accreted for financial reporting purposes. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield for financial reporting purposes. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment

15

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Amendment fees and other fees earned are reported on the Statement of Operations.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Fund records distributions to its shareholders on the ex-dividend date.

D.  Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund did not enter into any futures contracts during the year ended March 31, 2014.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency.

E.  When-Issued and Delayed-Delivery Transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the loans. Interest income on such loans is not accrued until settlement date.

F.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains

16

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities in emerging markets.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the year ended March 31, 2014, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $1,189,847,862 and $718,440,002, respectively. At March 31, 2014, the Fund held loans valued at $787,727,813 representing 92.6% of its total investments. The fair value of these assets is established as set forth in Note 2.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATION FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with Voya Investments to provide advisory and management services. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. Effective June 14, 2013, the Investment Adviser is contractually obligated to waive the investment management fee for Class P shares of the Fund. Termination or modification of this contractual waiver requires approval by the Board.

The Fund has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM managed the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

The Fund has also entered into an Administration Agreement with Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (the “Administrator”), to provide administrative services. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.10% of the Fund’s average daily net assets. Effective June 14, 2013, the Administrator is contractually obligated to waive the administrative fee for Class P shares of the Fund. Termination or modification of this contractual waiver requires approval by the Board.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I, Class P and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (the “Distributor”), a Delaware limited liability company, is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year

17

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

ended March 31, 2014, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$59,474	—
Contingent Deferred Sales Charge	7,564	3,854

NOTE 6 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, to the levels listed below:

Maximum Operating Expense Limit
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class P — 0.15%
Class R — 1.25%
Class W — 0.75%

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations.

The Expense Limitation Agreement is contractual through August 1, 2014 and shall renew automatically for one-year terms unless: (i) The Investment Adviser provides 90 days written notice of its termination and such termination is approved by the Board; or (ii) the Management Agreement has been terminated.

As of March 31, 2014, the amounts of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

March 31,
2015	2016	2017	Total
$254,672	$258,001	$27,772	$540,445

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of March 31, 2014 are as follows:

	March 31,
	2015	2016	2017	Total
Class A	$—	$—	$58,561	$58,561
Class C	—	—	45,651	45,651
Class R	—	—	45,543	45,543
Class W	—	—	89,220	89,220

NOTE 7 — LINE OF CREDIT

The Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $50,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) temporarily finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

During the year ended March 31, 2014, the Fund did not utilize the line of credit.

NOTE 8 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2014, the following indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S. Inc.) owned more than 5% of the Fund:

Subsidiary	Percentage
ING National Trust	11.48%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by Voya Investments until distribution in accordance with the Plan.

NOTE 9 — UNFUNDED COMMITMENTS

As of March 31, 2014, the Fund had no unfunded loan commitments.

18

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
03-31-14	10,358,888	300,298	(4,496,100)	6,163,086	105,961,693	3,069,687	(45,976,978)	63,054,402
03-31-13	2,722,982	81,409	(327,508)	2,476,883	27,791,758	829,471	(3,333,210)	25,288,019
Class C
03-31-14	7,090,057	146,813	(1,520,485)	5,716,385	72,569,083	1,500,823	(15,551,282)	58,518,624
03-31-13	2,059,895	36,736	(266,013)	1,830,618	21,046,713	374,437	(2,705,134)	18,716,016
Class I
03-31-14	23,772,696	903,969	(8,713,189)	15,963,476	243,019,631	9,237,941	(89,046,679)	163,210,893
03-31-13	5,248,615	767,169	(7,075,274)	(1,059,490)	53,494,091	7,796,350	(71,396,295)	(10,105,854)
Class P
06/14/13(1)-03-31-14	8,325,387	120,836	—	8,446,223	85,118,085	1,234,895	—	86,352,980
Class R
03-31-14	6,582,358	241,982	(327,028)	6,497,312	67,216,665	2,470,595	(3,339,976)	66,347,284
03-31-13	1,619,269	114,941	(219,259)	1,514,951	16,483,646	1,168,975	(2,222,800)	15,429,821
Class W
03-31-14	8,689,498	532,300	(2,656,442)	6,565,356	89,151,853	5,451,701	(27,227,372)	67,376,182
03-31-13	3,813,346	315,035	(868,891)	3,259,490	38,926,215	3,212,353	(8,849,265)	33,289,303

(1)	Commencement of Operations.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended March 31, 2014			Year Ended March 31, 2013
Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gains
$24,088,134	$ 257,383	$ 762,947	$ 14,210,876	$ 338,135

The tax-basis components of distributable earnings as of March 31, 2014 were:

Unrealized Appreciation/ (Depreciation)
$ 2,518,691

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010, the year of commencement of operations.

As of March 31, 2014, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the

19

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 12 — RESTRUCTURING PLAN (continued)

Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund in connection with the IPO. Shareholders of the Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Investment Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Investment Adviser and its affiliates. Currently, the Investment Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operation.

NOTE 13 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2014, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$ 0.0303	May 1, 2014	Daily
Class C	$ 0.0240	May 1, 2014	Daily
Class I	$ 0.0324	May 1, 2014	Daily
Class P	$ 0.0379	May 1, 2014	Daily
Class R	$ 0.0282	May 1, 2014	Daily
Class W	$ 0.0324	May 1, 2014	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

20

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2014

VOYA FLOATING RATE FUND

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Loans*: 92.8%

Aerospace & Defense: 0.8%
4,463,763	American Airlines, Inc., Term Loan, 3.750%, 06/27/19	$4,484,220	0.5
370,703	Data Device Corp. (DDC), First Lien Term Loan, 8.000%, 07/11/18	372,094	0.0
1,485,000	Delta Airlines, Inc., Pacific Routes Term Loan B-1, 3.500%, 10/18/18	1,481,534	0.2
495,000	DigitalGlobe Inc., Term Loan, 3.750%, 01/31/20	495,928	0.1
		6,833,776	0.8
Air Transport: 0.2%
1,985,000	United Airlines, Inc., Term Loan, 3.500%, 04/01/19	1,990,955	0.2

Automotive: 1.9%
4,919,885	Chrysler Group LLC, Upsized Term Loan B, 3.500%, 05/24/17	4,916,495	0.6
3,584,744	Fram Group Holdings Inc., First Lien Term Loan, 6.500%, 07/31/17	3,593,706	0.4
498,690	Fram Group Holdings Inc., Second Lien Term Loan, 10.500%, 01/29/18	476,249	0.1
1,000,000	Goodyear Tire & Rubber Company (The), Second Lien Term Loan, 4.750%, 04/30/19	1,005,613	0.1
974,761	KAR Auction Services, Inc., Term Loan B, 3.750%, 05/19/17	979,787	0.1
343,125	Key Safety Systems, Inc., Term Facility, 4.750%, 05/15/18	345,270	0.1
2,969,452	Metaldyne, LLC, USD Term Loan B, 4.250%, 12/31/18	2,985,229	0.4
293,594	Schrader International, Lux Term Loan, 5.000%, 04/27/18	295,613	0.0
225,848	Schrader International, US Term Loan, 5.000%, 04/27/18	227,401	0.0
272,250	TI Group Automotive Systems, L.L.C., Term Loan B, 5.500%, 03/31/19	274,547	0.0
728,056	UCI International, Inc., Term Loan B, 5.500%, 07/26/17	733,971	0.1
		15,833,881	1.9
Beverage & Tobacco: 0.5%
4,500,000	ARAMARK, U.S. Term Loan E, 3.250%, 09/01/19	4,470,471	0.5

Building & Development: 2.1%
350,000	Capital Automotive L.P., Second Lien Term Loan, 6.000%, 04/30/20	361,594	0.0
4,209,833	Capital Automotive L.P., Term Loan, 4.000%, 04/10/19	4,230,882	0.5
2,089,500	Minimax Viking GmbH, Facility B1 Loan, 4.500%, 08/30/20	2,115,619	0.3
2,789,301	NCI Building Systems, Inc., Term Loan, 4.250%, 06/24/19	2,799,309	0.3
1,500,000	Ply Gem Industries, Inc., Term Loan, 4.000%, 01/30/21	1,503,750	0.2
275,000	Quikrete Holdings, Second Lien Term Loan, 7.000%, 03/23/21	282,561	0.0
4,601,875	Quikrete Holdings, Term Loan B, 4.000%, 09/23/20	4,618,557	0.5
882,068	Roofing Supply Group, Term Loan B, 5.000%, 05/31/19	885,237	0.1
1,431,876	Wilsonart LLC, Term Loan B, 4.000%, 10/31/19	1,430,086	0.2
		18,227,595	2.1
Business Equipment & Services: 7.2%
3,978,689	Acosta, Inc., Upsized Term Loan B, 4.250%, 03/02/18	4,007,908	0.5
2,693,082	Advantage Sales & Marketing, Inc., December 2013 Upsized First Lien Term Loan, 4.250%, 12/17/17	2,708,231	0.3
428,571	Advantage Sales & Marketing, Inc., Upsized Second Lien Term Loan, 8.250%, 06/17/18	440,357	0.0
500,000	AlixPartners LLP, Second Lien Term Loan, 9.000%, 07/09/21	512,031	0.1
2,940,324	AlixPartners LLP, Term Loan B-2, 4.000%, 07/09/20	2,957,170	0.3
2,661,625	Allflex Holdings III, Inc., First Lien Term Loan, 4.250%, 07/17/20	2,674,103	0.3
475,000	Allflex Holdings III, Inc., Second Lien Term Loan, 8.000%, 07/19/21	482,867	0.1
1,942,756	Coinmach Service Corp., Feb 2014 Upsized Term Loan, 4.250%, 11/15/19	1,945,427	0.2
2,315,019	CorpSource Finance Holdings, LLC, First Lien Term Loan, 5.250%, 04/30/18	2,335,275	0.3
930,000	CorpSource Finance Holdings, LLC, Second Lien, 8.750%, 04/30/19	947,825	0.1
650,000	CPA Global Financing, First Lien Term Loan USD, 4.500%, 11/30/20	657,313	0.1
500,000	CPA Global Financing, Second Lien Term Loan USD, 8.250%, 05/30/21	513,750	0.1
865,000	Dealertrack Technologies, Inc., Term Loan B, 3.500%, 02/28/21	870,046	0.1
1,571,655	First American Payment Systems, First Lien Term Loan, 5.750%, 09/30/18	1,573,620	0.2
875,000	First American Payment Systems, Second Lien, 10.750%, 03/30/19	883,750	0.1
1,328,638	GCA Services, Replacement Term Loan, 4.287%, 11/01/19	1,320,026	0.2
746,250	Information Resources, Inc., Term Loan B, 4.750%, 09/30/20	750,914	0.1
487,890	Interactive Data Corporation, Term Loan B, 3.750%, 02/11/18	488,683	0.1
632,813	ION Trading Technologies Limited, First Lien Term Loan, 4.500%, 05/22/20	636,175	0.1
450,000	ION Trading Technologies Limited, Second Lien Term Loan, 8.250%, 05/21/21	456,469	0.0

See Accompanying Notes to Financial Statements

21

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2014 (CONTINUED)

VOYA FLOATING RATE FUND

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Business Equipment & Services: (continued)
3,000,000	(1)	iQor, First Lien Term Loan, 02/15/21	$2,926,251	0.3
1,000,000	(1)	iQor, Second Lien Term Loan, 02/15/22	961,875	0.1
725,000	(1)	Knowledge Universe Education, LLC, Term Loan B, 03/20/21	731,344	0.1
711,425		Learning Care Group, Term Loan, 5.750%, 05/08/19	715,427	0.1
2,516,129		Legal Shield, First Lien Term Loan, 6.250%, 07/01/19	2,536,573	0.3
1,000,000		Legal Shield, Second Lien Term Loan, 9.750%, 07/01/20	1,020,000	0.1
1,465,000		Mercury Payment Systems LLC, Term Loan B Inc, 5.500%, 07/01/17	1,475,072	0.2
1,500,000		Miller Heiman, Inc., Term Loan B, 6.758%, 09/30/19	1,450,625	0.2
1,613,376		Misys (Magic Newco 2 S.a.r.l.), Term Loan B add-on, 5.000%, 12/01/18	1,631,778	0.2
1,439,125		RentPath, Inc., Term Loan B, 6.250%, 05/29/20	1,414,804	0.2
1,481,250		SGS International, Term Loan, 4.250%, 10/17/19	1,487,730	0.2
1,500,000		Ship US Bidco, Inc. (Worldpay), Term Loan B2A-II, 5.250%, 11/30/19	1,517,250	0.2
1,040,000		Ship US Bidco, Inc. (Worldpay), Term Loan C2, 4.750%, 11/29/19	1,051,376	0.1
1,900,000	(1)	Sophos, Term Loan B USD, 5.000%, 01/30/21	1,914,250	0.2
1,321,360		Spotless Group Ltd., First Lien Term Facility, 5.000%, 09/20/18	1,342,006	0.2
516,000		Spotless Group Ltd., Second Lien Term Facility, 8.750%, 04/02/19	529,867	0.1
790,232		StoneRiver Group, LP, First Lien, 4.500%, 11/30/19	791,878	0.1
163,386		StoneRiver Group, LP, Second Lien, 8.500%, 05/31/20	165,633	0.0
2,950,717		Sungard Data Systems Inc, Term Loan B, Tranche E, 4.000%, 03/09/20	2,961,782	0.3
2,791,800		SurveyMonkey.com, LLC, Term Loan B, 5.500%, 02/07/19	2,802,199	0.3
295,556		Sutherland Global Services, Term Loan Cayman, 7.250%, 03/06/19	297,772	0.0
654,444		Sutherland Global Services, Term Loan US, 7.250%, 03/06/19	659,353	0.1
1,968,927		Transfirst Holdings, Inc., First Lien Term Loan, 4.000%, 12/27/17	1,922,611	0.2
142,449		U.S. Security Associates Holdings, Inc., Delayed Draw Term Loan, 6.000%, 07/28/17	143,695	0.0
821,723		U.S. Security Associates Holdings, Inc., New Term Loan, 6.000%, 07/28/17	828,913	0.1
397,000		Wash Multi-Family Services, USD Term Loan, 4.503%, 02/21/19	399,481	0.0
			60,841,485	7.2
Cable & Satellite Television: 2.1%
865,525		Liberty Cablevision of Puerto Rico LLC., First Lien, 6.000%, 06/09/17	874,180	0.1
1,388,912		New Wave Communications, Including Add on Term Loan B, 5.000%, 04/30/20	1,394,988	0.2
3,881,245		RCN Cable, Term Loan B, 4.500%, 02/25/20	3,923,089	0.4
6,000,000		Virgin Media Investment Holdings Limited, Term Loan B USD, 3.500%, 06/08/20	5,993,250	0.7
839,375		WaveDivision Holdings LLC, New Term Loan B, 4.000%, 10/01/19	841,117	0.1
4,838,177		Wideopenwest Finance, LLC, Term Loan B, 4.750%, 04/01/19	4,857,186	0.6
			17,883,810	2.1
Chemicals & Plastics: 4.8%
1,351,613		Armacell, First Lien Term Loan USD, 5.500%, 06/30/20	1,356,681	0.2
4,220,611		Arysta LifeScience Corporation, First Lien Term Loan, 4.500%, 05/29/20	4,241,714	0.5
7,884,281		Axalta Coating Systems (fka DuPont Performance Coatings), 2014 Specified Refinancing Term B Loan, 4.000%, 02/02/20	7,961,484	0.9
639,022		AZ Chem US Inc., Term Loan B, 5.272%, 12/22/17	631,291	0.1
500,000	(1)	Ennis Flint (a.k.a Road Infrastructure Investment LLC), First Lien Term Facility, 04/01/21	500,521	0.1
325,000		Houghton International, Inc., Second Lien Term Loan, 9.500%, 12/20/20	333,531	0.0
3,225,922		Houghton International, Inc., USD First Lien Term Loan, 4.000%, 12/20/19	3,236,003	0.4
7,413,816		Ineos US Finance LLC, Cash Dollar Term Loan, 3.750%, 05/04/18	7,387,557	0.9
425,000		KLEOPATRA LUX 2 S.|$$|AGA. R.L, New Term Loan B, 4.750%, 12/21/16	430,136	0.0
800,000		Kronos Worldwide, Inc., Term Loan B Facility, 4.750%, 02/21/20	807,750	0.1
1,885,750		MacDermid, Inc., First Lien Term Loan, 4.000%, 06/07/20	1,894,787	0.2
980,181		Monarch (Allnex S.a.r.l.), First Lien Term Loan B-1, 4.500%, 10/03/19	986,307	0.1
508,569		Monarch (Allnex S.a.r.l.), First Lien Term Loan B-2, 4.500%, 10/03/19	511,747	0.1
250,000		Monarch (Allnex S.a.r.l.), Second Lien Term Toan, 8.250%, 04/01/20	257,500	0.0
2,169,563		Oxea S.a.r.l., First Lien Term Loan USD, 4.250%, 01/15/20	2,180,410	0.3
570,000		Oxea S.a.r.l., Second Lien Term Loan USD, 8.250%, 07/15/20	584,785	0.1
1,780,802		Royal Adhesives & Sealants, First Lien Term Facility, 5.500%, 08/01/18	1,808,256	0.2
1,736,875		Tronox Pigments (Netherlands) BV, Term Loan, 4.500%, 03/19/20	1,749,782	0.2

See Accompanying Notes to Financial Statements

22

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2014 (CONTINUED)

VOYA FLOATING RATE FUND

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Chemicals & Plastics: (continued)
2,711,053		Univar Inc., Term Loan B, 5.000%, 06/30/17	$2,707,179	0.3
1,136,821		Vantage Specialties Inc., Incremental Term Loan Facility, 5.000%, 02/10/19	1,140,374	0.1
			40,707,795	4.8
Clothing/Textiles: 0.4%
2,105,818		Herff Jones, Inc., First Lien Term Loan, 5.500%, 06/25/19	2,124,244	0.3
39,383		Totes Isotoner Corporation, Delayed Draw First Lien Term Loan, 7.250%, 07/07/17	39,580	0.0
386,339		Totes Isotoner Corporation, First Lien Add On, 7.250%, 07/07/17	388,270	0.0
777,620		Vince, LLC, Term Loan, 6.000%, 11/30/19	788,312	0.1
			3,340,406	0.4
Conglomerates: 0.9%
321,300		Fender Musical Instruments Corp., Term Loan B, 5.750%, 04/03/19	323,404	0.0
660,846		Jason Incorporated, Upsized Term Loan B, 5.003%, 02/28/19	660,802	0.1
742,443		ServiceMaster Company, Extended Term Loan, 4.410%, 01/31/17	745,112	0.1
2,222,494		ServiceMaster Company, Term Loan, 3.410%, 01/31/17	2,228,050	0.3
221,565		Spectrum Brands, Inc., Term Loan C, 3.500%, 08/31/19	222,257	0.0
2,860,625		Waterpik, First Lien, 5.750%, 07/01/20	2,873,140	0.3
394,000		WireCo WorldGroup, Inc., Term Loan B, 6.000%, 02/15/17	397,694	0.1
			7,450,459	0.9
Containers & Glass Products: 2.3%
324,188		Ardagh Group, Dollar Term Facility, 4.250%, 12/31/19	325,876	0.0
600,000	(1)	Ardagh Group, Incremental facililty, 12/31/19	602,063	0.1
263,675		Berlin Packaging, LLC, First Lien Term Loan, 4.750%, 04/02/19	265,872	0.0
2,000,000		Berry Plastics Corporation, Term E Loan, 3.750%, 12/20/20	1,997,656	0.2
296,250		Bway Holding Corporation, Term Loan B, 4.500%, 08/07/17	298,333	0.0
1,985,000		EveryWare, Inc., Term Loan, 7.500%, 05/21/20	2,001,128	0.2
2,161,169		Husky Injection Molding Systems, Ltd, Incremental Term Loan, 4.250%, 06/30/18	2,170,625	0.3
2,930,813		Otter Products, Term Loan B, 5.250%, 04/29/19	2,933,254	0.3
1,392,232	(1)	Pro Mach, Inc, Term Loan, 4.500%, 07/06/17	1,399,193	0.2
5,533,867		Reynolds Group Holdings Inc, USD Term Loan, 4.000%, 12/15/18	5,561,104	0.7
855,938		TricorBraun, Term Loan, 4.000%, 05/03/18	859,950	0.1
966,449		WNA Holdings Inc (a.k.a Waddington Group), USD Term Loan (Canadian Borrower), 4.503%, 06/07/20	968,865	0.1
524,887		WNA Holdings Inc (a.k.a Waddington Group), USD Upsized Term Loan (US Borrower), 4.502%, 05/23/20	526,199	0.1
			19,910,118	2.3
Cosmetics/Toiletries: 0.4%
1,560,000		KIK Custom Products, Inc., First Lien with incremental, 5.500%, 04/29/19	1,560,000	0.2
1,995,000		Revlon Consumer Products Corporation, Add-On Term Loan B, 4.000%, 08/19/19	2,001,234	0.2
			3,561,234	0.4
Diversified Insurance: 4.1%
1,951,519		Alliant Holdings, I, LLC, Term Loan B, 4.250%, 12/20/19	1,961,862	0.2
4,899,358		AmWINS Group, Inc., Term Loan B, 5.000%, 09/06/19	4,942,228	0.6
3,341,625		Applied Systems Inc., First Lien Term Loan, 4.250%, 01/15/21	3,362,510	0.4
650,000		Applied Systems Inc., Second Lien Term Loan, 7.500%, 01/15/22	662,025	0.1
1,637,625		Cooper Gay Swett & Crawford, Ltd., First Lien Term Loan, 5.000%, 04/16/20	1,627,390	0.2
1,400,000		Cooper Gay Swett & Crawford, Ltd., Second Lien Term Loan, 8.250%, 10/15/20	1,368,500	0.2
7,885,250		Hub International Limited, Term Loan B, 4.750%, 10/02/20	7,973,959	1.0
2,832,401		National Financial Partners Corp., Add-On Term Loan B, 5.250%, 07/01/20	2,860,725	0.3
4,500,000	(1)	Sedgwick Holdings, Inc., First Lien Term Loan, 02/28/21	4,460,625	0.5
1,500,000	(1)	Sedgwick Holdings, Inc., Second Lien Term Loan, 02/28/22	1,497,187	0.2
3,675,039		USI, Inc., Term Loan, 4.250%, 12/27/19	3,693,414	0.4
			34,410,425	4.1

See Accompanying Notes to Financial Statements

23

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2014 (CONTINUED)

VOYA FLOATING RATE FUND

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Drugs: 1.1%
750,000	(1)	Akorn, Inc, Term Loan, 11/01/20	$760,538	0.1
2,695,931		Jazz Pharmaceuticals Inc., Tranche 2, 3.250%, 06/12/18	2,701,829	0.3
2,350,000	(1)	Mallinckrodt Pharmaceuticals, Term Loan B, 03/01/21	2,354,223	0.3
3,061,250		Salix Pharmaceuticals Ltd, Term Loan, 4.250%, 01/02/20	3,092,821	0.4
			8,909,411	1.1
Ecological Services & Equipment: 1.2%
1,383,566		4L Holdings Inc., Term Loan B, 6.765%, 05/07/18	1,386,593	0.2
7,707,637		ADS Waste Holdings, Inc., B-2, 3.750%, 10/09/19	7,707,035	0.9
360,879		Waste Industries USA, Inc., New Term Loan B, 4.000%, 03/17/17	361,928	0.1
294,000		WCA Waste Corporation, Term Loan B-1, 4.000%, 03/23/18	294,882	0.0
			9,750,438	1.2
Electronics/Electrical: 10.0%
1,895,250		Active Network, Inc., First Lien Term Loan, 5.500%, 11/18/20	1,908,873	0.2
2,900,000		Aptean Holdings, Inc., First Lien Term Loan, 5.250%, 02/26/20	2,912,687	0.3
700,000		Aptean Holdings, Inc., Second Lien Term Loan, 8.500%, 02/26/21	709,625	0.1
2,436,842		Aspect Software, Inc., Term Loan, 7.250%, 05/09/16	2,418,779	0.3
1,346,909		Attachmate Corporation, First Lien Term Loan, 7.250%, 11/22/17	1,358,695	0.2
2,000,000	(1)	Avast Software, Term Loan, 03/21/20	1,996,666	0.2
2,451,577		Blackboard Inc., Term Loan B-3, 4.750%, 10/04/18	2,474,867	0.3
4,425,269		Blue Coat Systems, Inc., First Lien Term Loan, 4.000%, 05/31/19	4,447,395	0.5
1,000,000		Blue Coat Systems, Inc., Second Lien Term Loan, 9.500%, 06/28/20	1,038,750	0.1
6,982,500		BMC Software, Inc., U.S. Term Loan, 5.000%, 08/19/20	6,998,630	0.8
13,962,500		Dell International LLC, Term B Loans, 4.500%, 04/30/20	13,885,707	1.6
1,442,029		Epicor Software Corporation, Term Loan B-2, 4.000%, 05/16/18	1,448,338	0.2
2,387,284		Epiq Systems, Inc., Term Loan, 4.250%, 08/26/20	2,393,252	0.3
1,985,000		Eze Castle Software, Inc., First Lien Term Loan, 4.500%, 04/06/20	1,998,234	0.2
500,000	(1)	Eze Castle Software, Inc., Second Lien Term Loan, 03/18/21	507,917	0.1
1,000,000		FCI International S.A.S., Term Loan B, 6.250%, 12/31/20	1,007,500	0.1
1,996,067		Freescale Semiconductor, Inc., Tranche B-4 Term Loan, 4.250%, 03/01/20	2,005,008	0.2
2,764,113		Freescale Semiconductor, Inc., Tranche B-4 Term Loan, 4.250%, 03/01/20	2,768,321	0.3
1,492,500		Freescale Semiconductor, Inc., Tranche B-5 Term Loan, 5.000%, 01/15/21	1,510,216	0.2
7,167,270		Go Daddy Operating Company, LLC, Term Loan B-3, 4.000%, 12/17/18	7,199,523	0.9
1,670,631		Greeneden U.S. Holdings II, L.L.C., Existing Term Loan B, 4.000%, 02/08/20	1,672,719	0.2
1,164,062		Hyland Software, Inc., First Lien Term Loan, 4.750%, 10/25/19	1,176,916	0.1
4,514,867		Infor (US), Inc., Term Loan B5, 3.750%, 06/03/20	4,508,095	0.5
3,516,763	(1)	Kronos Incorporated, Upsized Term Loan, 4.500%, 10/30/19	3,551,382	0.4
1,197,000		Oberthur Technologies, Tranche B-2 Term Loan, 4.500%, 10/15/19	1,202,985	0.1
1,230,000		Omnitracs Inc., Upsized First Lien Term Loan, 6.000%, 10/31/20	1,245,375	0.2
550,000		Omnitracs Inc., Upsized Second Lien Term Loan, 8.750%, 04/30/21	559,625	0.1
1,540,901		Open Link Financial, Inc., Term Loan, 6.250%, 10/30/17	1,550,532	0.2
3,166,341		RedPrairie Corporation, Incremental First Lien Term Loan, 6.000%, 12/21/18	3,161,889	0.4
500,000		RedPrairie Corporation, Second Lien Term Loan, 11.250%, 12/20/19	509,375	0.1
1,569,489		Spansion LLC, Term Loan B, 3.750%, 12/18/19	1,575,374	0.2
1,158,955		Web.com Group, Inc., Term Loan, 4.500%, 10/27/17	1,173,442	0.1
738,774		Websense, Inc., Second Lien Term Loan, 8.250%, 12/27/20	744,776	0.1
1,640,119	(1)	Websense, Inc., Term Loan B, 4.500%, 06/27/20	1,656,520	0.2
			85,277,988	10.0
Equipment Leasing: 0.4%
250,000		Brock Holdings, Inc., New Second Lien Term Loan, 10.000%, 03/16/18	254,010	0.0
2,111,613		Brock Holdings, Inc., New Term Loan B, 6.002%, 03/16/17	2,128,770	0.3
1,150,000		Rent-A-Center, Inc., Term Loan B, 3.750%, 02/28/21	1,147,125	0.1
			3,529,905	0.4
Financial Intermediaries: 1.9%
2,781,503		Duff & Phelps, Add-on Term Loan, 4.500%, 04/23/20	2,796,715	0.3
972,563		Guggenheim Partners Investment Management Holdings, LLC, Term Loan B, 4.253%, 07/31/20	979,553	0.1

See Accompanying Notes to Financial Statements

24

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2014 (CONTINUED)

VOYA FLOATING RATE FUND

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Financial Intermediaries: (continued)
392,400		Intertrust Group, Term Loan B2 USD, 4.653%, 04/02/20	$393,708	0.1
1,014,247		MIP Delaware, LLC, Term Loan, 4.000%, 03/09/20	1,018,051	0.1
1,665,731		MoneyGram International, Inc., Term Loan B, 4.250%, 03/27/20	1,671,977	0.2
3,541,125		Santander Asset Management, Term Loan B-1 USD, 4.250%, 11/30/20	3,549,978	0.4
1,354,665		Trans Union LLC, Term Loan B, 4.250%, 02/10/19	1,359,322	0.2
3,200,000	(1)	Trans Union LLC, Term Loan B, 03/21/21	3,209,002	0.4
1,097,250		Walker & Dunlop, Term Loan, 5.500%, 12/15/20	1,113,709	0.1
			16,092,015	1.9
Food Products: 2.0%
3,476,199		Advance Pierre Foods, First Lien Term Loan B, 5.750%, 07/10/17	3,492,472	0.4
1,500,000		Advance Pierre Foods, Second Lien Term Loan, 9.500%, 10/10/17	1,466,250	0.2
2,963,045		Atkins Nutritionals Holdings II, Inc., First Lien Term Loan, 6.250%, 01/02/19	3,000,084	0.4
250,000		Atrium Innovations, Inc., USD First Lien Term Loan, 4.250%, 02/04/21	249,609	0.0
250,000		Atrium Innovations, Inc., USD Second Lien Term Loan, 7.750%, 08/04/21	254,219	0.0
3,333,250		CSM Bakery Supplies, First Lien Term Loan, 4.750%, 07/03/20	3,357,209	0.4
500,000		CSM Bakery Supplies, Second Lien Term Loan, 8.500%, 06/30/21	512,500	0.1
3,755,000		Del Monte Foods Consumer Products, Inc., First Lien, 4.250%, 01/15/21	3,758,736	0.4
450,000		Del Monte Foods Consumer Products, Inc., Second Lien, 8.250%, 07/15/21	448,875	0.0
821,006		NPC International, Term Loan, 4.000%, 12/28/18	826,650	0.1
			17,366,604	2.0
Food Service: 1.0%
2,300,000		CEC Entertainment, Inc.,, First Lien Term Loan, 4.250%, 02/14/21	2,288,022	0.3
487,880		Hearthside Food Solutions, LLC, Term Loan, 6.500%, 06/07/18	489,100	0.1
1,886,736		Landry’s Restaurants, Term Loan, 4.000%, 04/24/18	1,901,122	0.2
1,769,343		P.F. Chang’s China Bistro, Inc., Term Loan, 4.250%, 06/30/19	1,780,380	0.2
2,079,000		Weight Watchers International, Inc., Term Loan B-2, 4.000%, 04/02/20	1,617,722	0.2
			8,076,346	1.0
Food/Drug Retailers: 1.3%
541,922		Albertsons LLC, Term Loan B1, 4.250%, 03/21/16	545,715	0.1
1,345,207		Albertsons LLC, Term Loan B2, 4.750%, 03/21/19	1,356,977	0.2
822,245		Del Taco, Term Loan, 6.269%, 10/01/18	827,041	0.1
1,588,000		Rite Aid Corporation, Tranche 7 Term Loan, 3.500%, 02/21/20	1,588,497	0.2
500,000	(1)	Roundys Supermarkets, Inc., Term Loan B, 5.750%, 02/13/19	500,416	0.1
1,050,000		Roundys Supermarkets, Inc., Term Loan B, 5.750%, 02/20/21	1,054,156	0.1
2,545,739		Sprouts Farmers Market, Term Loan, 4.000%, 04/23/20	2,549,718	0.3
1,080,110		Supervalu, Term Loan, 4.500%, 03/21/19	1,083,232	0.1
1,324,975		Vestcom International, Inc., Term Loan, 7.008%, 12/26/18	1,329,944	0.1
353,666		WIS International, First Lien, 5.753%, 12/20/18	354,329	0.0
250,000		WIS International, Second Lien, 10.250%, 06/01/19	251,250	0.0
			11,441,275	1.3
Forest Products: 0.0%
397,000		Xerium Technologies, Inc., Term Loan B, 5.750%, 05/01/19	400,474	0.0

Health Care: 7.9%
2,000,000	(1)	Accellent, Inc., First Lien Term Loan, 03/01/21	2,000,000	0.2
275,000		Accellent, Inc., Second Lien Term Loan, 7.500%, 03/01/22	275,688	0.0
925,000		Aegis Sciences, First Lien Term Loan, 5.500%, 02/19/21	927,313	0.1
346,456		Alere US Holdings, LLC, Term Loan B, 4.253%, 06/30/17	349,054	0.0
992,502		Alliance Healthcare, Term Loan B, 4.250%, 06/03/19	993,897	0.1
3,105,224		ATI Physical Therapy, Term Loan B, 5.000%, 12/20/19	3,151,802	0.4
1,638,698		Bright Horizons Family Solutions Inc., Term Loan B, 4.000%, 01/30/20	1,645,098	0.2
450,000		BSN Medical, Term Loan B1B, 4.250%, 08/28/19	453,563	0.1
800,000		CareCore National, LLC, Term Loan B, 5.500%, 02/20/21	807,000	0.1
1,951,051		Catalent Pharma Solutions, Inc., Dollar Term-2 Loan, 4.250%, 09/15/17	1,963,723	0.2
1,999,415		CHG Medical Staffing, Inc., New First Lien Term, 4.250%, 11/19/19	2,008,162	0.2

See Accompanying Notes to Financial Statements

25

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2014 (CONTINUED)

VOYA FLOATING RATE FUND

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Health Care: (continued)
222,826		CHG Medical Staffing, Inc., Upsized Second Lien Term Loan, 9.000%, 11/19/20	$226,726	0.0
1,596,000		CHS/Community Health Systems, Inc., Term Loan D, 4.250%, 01/27/21	1,611,456	0.2
656,108		ConvaTec, Dollar Term Loan, 4.000%, 12/22/16	658,158	0.1
1,437,472		DJO Finance LLC, Tranche B-3 Term Loan, 4.750%, 09/15/17	1,445,109	0.2
1,646,227		Envision Healthcare Corporation, Term Loan B, 4.000%, 05/25/18	1,650,086	0.2
2,985,000		Envision Pharmaceutical Services, First Lien Term Loan, 5.750%, 11/04/20	3,006,767	0.4
398,000		Genex Services, Inc., First Lien Term Loan B, 5.250%, 07/26/18	401,980	0.1
4,000		Harvard Drug Group LLC, Term Loan B-1, 5.000%, 08/15/20	4,042	0.0
2,059,703		Iasis Healthcare LLC, Term B-2, 4.500%, 05/03/18	2,070,323	0.3
4,600,000	(1)	Ikaria Acquisition Inc., First Lien Term Loan, 5.000%, 02/05/21	4,641,975	0.6
1,300,000		Ikaria Acquisition Inc., Second Lien Term Loan, 8.750%, 02/05/22	1,320,719	0.2
975,193		Immucor, Inc., Term B-2 Loan, 5.000%, 08/17/18	981,288	0.1
3,004,749		Kinetic Concepts, Inc., E-1, 4.000%, 05/04/18	3,017,348	0.4
3,238,813		MedSolutions Holdings, Inc., Term Loan B, 6.500%, 07/08/19	3,261,079	0.4
2,700,000	(1)	Multiplan, Inc, Term Loan, 04/01/21	2,702,109	0.3
2,837,141		Onex Carestream Finance LP, First Lien, 5.011%, 06/07/19	2,833,193	0.3
739,209		Onex Carestream Finance LP, Second Lien, 9.500%, 11/30/19	757,689	0.1
500,000		Packaging Coordinators, Inc., Delayed Draw Term Loan, 5.500%, 05/10/20	498,750	0.1
348,250		Packaging Coordinators, Inc., First Lien Term Loan B, 5.503%, 05/31/20	347,379	0.0
5,419,930		Par Pharmaceutical Companies, B-2, 4.000%, 09/28/19	5,421,747	0.6
1,999,416		Pharmaceutical Product Development, Inc., Term Loan B-1, 4.000%, 12/05/18	2,007,748	0.2
828,558		Press Ganey, First Lien, 4.250%, 04/20/18	831,659	0.1
118,421		Press Ganey, Second Lien, 8.250%, 10/20/18	119,309	0.0
1,660,714		Progressive Solutions, Inc., First Lien, 5.500%, 10/22/20	1,674,727	0.2
1,616,230		Surgical Care Affiliates LLC, Class C Term Loan, 4.250%, 06/29/18	1,623,301	0.2
247,500		Truven Health, Inc., Term Loan B, 4.500%, 05/23/19	245,644	0.0
1,697,875		United Surgical Partners International, Inc., Incremental Term Loan, 4.750%, 04/03/19	1,712,201	0.2
5,991,001		Valeant Pharmaceuticals International, Inc., Series E-1 Tranche B, 3.750%, 08/05/20	6,026,875	0.7
1,209,504		Valeant Pharmaceuticals International, Inc., Tranche B Series D-2, 3.750%, 02/13/19	1,215,552	0.1
			66,890,239	7.9
Home Furnishings: 0.9%
4,880,827		AOT Bedding Super Holdings, LLC, Term Loan B, 4.250%, 10/01/19	4,904,777	0.6
2,321,762		Monitronics International, Inc., Add-on Term Loan, 4.250%, 03/23/18	2,326,842	0.3
			7,231,619	0.9
Industrial Equipment: 5.2%
4,070,677		Accudyne Industries LLC, Term Loan, 4.000%, 12/13/19	4,075,130	0.5
1,793,029		Alliance Laundry Systems LLC, First Lien Term Loan, 4.250%, 12/10/18	1,801,247	0.2
915,338		Ameriforge Group Inc., Upsized First Lien Term Loan, 5.000%, 12/19/19	922,203	0.1
295,000		Ameriforge Group Inc., Upsized Second Lien Term Loan, 8.750%, 12/19/20	303,112	0.0
4,808,221		Apex Tool Group, Term Loan B, 4.500%, 01/31/20	4,772,159	0.6
1,180,000		Aquilex LLC (a.k.a Hydrochem), Term Loan, 5.000%, 12/31/20	1,187,375	0.1
636,238		CeramTec GmbH, Dollar Term B-1 Loan, 4.250%, 08/30/20	637,828	0.1
63,023		CeramTec GmbH, Dollar Term B-2 Loan, 4.250%, 08/30/20	63,181	0.0
194,680		CeramTec GmbH, Dollar Term B-3 Loan, 4.250%, 08/30/20	195,167	0.0
891,000		Doncasters Group Limited, First Lien Term Loan USD, 5.500%, 04/09/20	899,353	0.1
1,521,188		Filtration Group Corporation, First Lien Term Loan, 4.500%, 11/30/20	1,534,498	0.2
6,718,744	(1)	Gardner Denver, Inc., Term Loan B USD, 4.250%, 07/30/20	6,724,206	0.8
7,417		Generac Power Systems, Inc., Term Loan B, 3.500%, 05/29/20	7,436	0.0
3,466,313		Harvey Gulf International Marine, LLC, Upsized Term Loan B, 5.503%, 06/15/20	3,479,311	0.4
1,445,000		International Equipment Solutions, LLC, Term Loan, 6.763%, 08/31/19	1,453,128	0.2
7,962,494		Rexnord Corporation / RBS Global, Inc., First Lien Term Loan, 4.000%, 08/30/20	7,986,110	1.0
5,380,000		Schaeffler AG, Term Loan C USD, 4.250%, 01/27/17	5,412,167	0.6
659,534		Sensus Metering Systems Inc., Upsized First Lien Term Loan, 4.750%, 05/09/17	661,732	0.1
325,000		SunSource, First Lien Term Loan, 4.750%, 02/15/21	327,641	0.0
750,000		VAT Holding, Term Loan B, 4.750%, 02/28/21	757,031	0.1

See Accompanying Notes to Financial Statements

26

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2014 (CONTINUED)

VOYA FLOATING RATE FUND

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Industrial Equipment: (continued)
458,850		WTG Holdings III Corp., First Lien Term Loan, 4.750%, 01/15/21	$462,005	0.1
250,000		WTG Holdings III Corp., Second Lien Term Loan, 8.500%, 01/15/22	253,750	0.0
			43,915,770	5.2
Leisure Good/Activities/Movies: 2.1%
1,446,207		24 Hour Fitness Worldwide, Inc, Term Loan B, 5.248%, 04/22/16	1,462,025	0.2
980,125		Delta2 Sarl Luxembourg (Formula One World Championship), Term Loan B, 4.500%, 04/30/19	990,363	0.1
1,814,231		Equinox Holdings, Inc., First Lien Term Loan, 4.251%, 01/31/20	1,825,570	0.2
250,000		Equinox Holdings, Inc., Second Lien Term Loan, 8.654%, 07/31/20	251,562	0.0
1,751,853		FGI Operating, Fungible Term Loan B Add On, 5.500%, 04/19/19	1,781,416	0.2
496,250		Hoyts Group Holdings, First Lien Term Loan, 4.000%, 05/29/20	497,026	0.1
82,857		NEP/NCP Holdco, Inc, Second Lien, 9.500%, 07/23/20	85,136	0.0
1,747,500		NEP/NCP Holdco, Inc, Term Loan B with Add on, 4.250%, 01/22/20	1,756,966	0.2
1,916,796		SRAM, LLC, First Lien Term Loan, 4.008%, 04/10/20	1,910,806	0.2
380,000		TWCC Holding Corporation, Second Lien Term Loan, 7.000%, 06/26/20	370,500	0.1
303,475		Warner Music Group, Incremental Term Loan, 3.750%, 07/01/20	302,479	0.0
2,295,648		Wilton Brands, Inc., Term Loan, 7.518%, 08/31/18	2,199,995	0.3
3,957,443		Zuffa, LLC, Term Loan, 3.750%, 02/25/20	3,984,651	0.5
			17,418,495	2.1
Lodging & Casinos: 5.6%
1,744,375	(1)	American Casino and Entertainment Properties LLC, First Lien Term Loan, 4.500%, 07/02/19	1,759,638	0.2
3,532,250		Boyd Gaming Corporation, Term Loan B, 4.000%, 08/14/20	3,540,198	0.4
472,911		Caesars Entertainment Operating Company, Inc., Term Loan B4 (Incremental), 9.500%, 10/31/16	472,484	0.1
5,318,611		Caesars Entertainment Resort Properties, LLC, Term Loan, 7.000%, 10/15/20	5,393,960	0.6
1,826,601		Cannery Casino Resorts, LLC, First Lien Term Loan, 6.000%, 10/02/18	1,783,981	0.2
592,166		Centaur Acquisition, LLC, First Lien Term Loan, 5.250%, 02/21/19	594,756	0.1
250,000		Centaur Acquisition, LLC, Second Lien Term Loan, 8.750%, 02/21/20	255,937	0.0
2,992,500		CityCenter Holdings, LLC, Term Loan, 5.000%, 10/15/20	3,020,866	0.4
897,750		Golden Nugget, Inc., Delayed Draw Term Loan, 5.500%, 11/21/19	919,633	0.1
2,094,750		Golden Nugget, Inc., Term Loan, 5.500%, 11/21/19	2,145,810	0.2
8,394,737		Hilton Worldwide Finance, LLC, Term Loan B-2, 3.750%, 10/25/20	8,419,921	1.0
350,000		Horseshoe Baltimore, Funded Term Loan B, 8.250%, 07/02/20	364,875	0.0
2,500,000	(1)	La Quinta, First Lien Term Loan, 03/01/21	2,504,297	0.3
2,112,060		Peppermill Casinos, Inc., Term Loan B, 7.250%, 11/09/18	2,170,142	0.3
120,408		Pinnacle Entertainment, Inc., Term Loan B1, 3.750%, 08/15/16	121,009	0.0
1,166,188		Pinnacle Entertainment, Inc., Term Loan B2, 3.750%, 08/13/20	1,171,108	0.1
6,483,750		Scientific Games International, Inc., Term Loan B, 4.250%, 09/30/20	6,500,634	0.8
4,954,975		Station Casinos LLC, Term Loan, 4.250%, 02/28/20	4,973,556	0.6
921,622		Tropicana Entertainment Inc., Term Loan, 4.000%, 12/01/20	925,942	0.1
658,746	(1)	Twin River Management Group, Inc., Term Loan B, 5.250%, 11/09/18	665,745	0.1
			47,704,492	5.6
Nonferrous Metals/Minerals: 0.5%
900,900		Constellium Holdco BV, Term Loan B USD, 6.000%, 03/25/20	921,733	0.1
2,715,184		Fairmount Minerals, Ltd., Tranche B-2 Term Loans, 4.500%, 09/01/19	2,729,439	0.3
498,750		TMS International, Term B Loan, 4.500%, 11/01/20	504,049	0.1
			4,155,221	0.5
Oil & Gas: 1.0%
3,524,398		Bronco Midstream Funding, LLC, Term Loan, 5.000%, 08/15/20	3,546,425	0.4
240,742		Crestwood Holdings LLC, Term Loan, 7.000%, 05/30/19	245,407	0.0
3,132,485		FTS International, Inc. (fka FracTech), Term Loan (HoldCo), 8.500%, 05/06/16	3,187,291	0.4
1,591,013		Western Refining, Inc., Term Loan, 4.250%, 11/30/20	1,608,248	0.2
			8,587,371	1.0
Publishing: 2.4%
2,200,000	(1)	Cengage Learning Acquisition, Inc., First Lien Term Loan, 03/31/20	2,229,333	0.3
849,290		McGraw Hill Global Education, Term Loan B, 5.753%, 03/22/19	853,536	0.1

See Accompanying Notes to Financial Statements

27

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2014 (CONTINUED)

VOYA FLOATING RATE FUND

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Publishing: (continued)
1,990,000		Penton Media, Inc, First Lien, 5.500%, 09/30/19	$2,013,217	0.2
925,000		Penton Media, Inc, Second Lien, 9.000%, 09/30/20	935,406	0.1
707,146		R.H. Donnelley Corporation, Term Loan, 9.750%, 12/31/16	450,433	0.1
4,477,500		Springer Science + Business Media S.A., Initial Term B2 Loan, 5.000%, 08/01/20	4,488,694	0.5
9,077,250		Tribune Company, Term Loan B, 4.000%, 12/31/20	9,090,866	1.1
			20,061,485	2.4
Radio & Television: 2.6%
2,476,399		Clear Channel Communications, Inc., Term Loan E, 7.653%, 07/30/19	2,477,947	0.3
1,810,846		Cumulus Media Holdings Inc., Term Loan, 4.250%, 12/23/20	1,827,439	0.2
357,607		Entercom Communications Corporation, B-2, 4.009%, 11/23/18	360,139	0.0
1,257,838		Gray Television, Inc., Term Loan B, 4.500%, 10/31/19	1,266,643	0.2
237,544		Hubbard Radio LLC, Tranche 1 Term Loan, 4.500%, 04/29/19	238,732	0.0
847,875		Learfield Communications, Inc, First Lien Term Loan, 5.000%, 10/08/20	851,054	0.1
2,639,289		Media General, Inc, DD Term Loan L-B, 4.250%, 07/31/20	2,665,666	0.3
1,856,250		Nine Entertainment, Term Loan, 3.250%, 02/05/20	1,849,289	0.2
1,332,722		Raycom TV Broadcasting, LLC, Term Loan B, 4.250%, 05/31/17	1,338,970	0.2
722,500		Salem Communications Corporation, Term Loan B, 4.500%, 03/31/20	726,104	0.1
2,846,250		Univision Communications, Inc., Term Loan-C3, 4.000%, 03/01/20	2,847,733	0.3
5,947,594		Univision Communications, Inc., Term Loan-C4, 4.000%, 03/01/20	5,953,173	0.7
			22,402,889	2.6
Retailers (Except Food & Drug): 9.5%
3,238,737		99 Cents Only Stores, Term Loan Facility, 4.500%, 01/15/19	3,268,680	0.4
2,554,130		Academy Ltd., Term Loan (2012 refi), 4.500%, 08/03/18	2,566,900	0.3
2,444,221		Bass Pro Group, LLC, Term Loan B, 3.754%, 11/20/19	2,450,446	0.3
12,772,042		BJs Wholesale Club, First Lien Term Loan, 4.500%, 09/26/19	12,836,668	1.5
1,365,000		BJs Wholesale Club, Second Lien Term Loan, 8.500%, 03/26/20	1,401,115	0.2
2,883,804		Burlington Coat Factory, Term Loan B2, 4.250%, 02/23/17	2,901,378	0.3
1,730,056		Harbor Freight Tools USA, Inc., Term Loan, 4.750%, 07/26/19	1,749,789	0.2
8,149,737		Hudson’s Bay Company, Term Loan, 4.750%, 10/15/20	8,275,552	1.0
2,500,000		J. Crew, Term Loan B, 4.000%, 03/01/21	2,498,047	0.3
1,250,000	(1)	Lands’ End, Inc., Term Loan B, 03/17/21	1,250,195	0.2
3,071,571		Leslies Poolmart, Inc., Term Loan, 4.250%, 10/16/19	3,089,616	0.4
2,000,000	(1)	National Vision, Inc., First Lien Term Loan, 03/13/21	1,998,750	0.2
900,000		National Vision, Inc., Second Lien Term Loan, 6.750%, 03/13/22	906,750	0.1
11,970,000		Neiman Marcus Group, Inc, Term Loan, 4.250%, 10/31/20	12,030,784	1.4
1,948,485		Ollie’s Holdings, Inc., Term Loan, 5.253%, 09/25/19	1,963,099	0.2
3,015,434		OneStopPlus, First Lien Term Loan, 4.500%, 03/15/21	3,045,588	0.4
5,986,828		Party City Holdings Inc, Term Loan B, 4.000%, 07/29/19	6,002,513	0.7
1,650,000		Payless ShoeSource, First Lien Term Loan, 5.000%, 03/05/21	1,651,548	0.2
907,863		Pep Boys, Term Loan B, 4.250%, 10/11/18	916,942	0.1
522,210		Pilot Travel Centers LLC, Incremental Term Loan B, 4.250%, 08/07/19	524,312	0.1
2,891,289		Pilot Travel Centers LLC, Term Loan B, 3.750%, 03/30/18	2,901,412	0.3
2,134,391		Savers, Term Loan B, 5.003%, 07/09/19	2,145,063	0.3
248,125		Seminole Hard Rock Entertainment, Inc., Term Loan, 3.500%, 05/14/20	248,319	0.0
720,300		Sleepy’s Holdings, LLC, Term Loan, 5.750%, 03/30/19	725,702	0.1
850,000	(1)	Stuart Weitzman Holdings, LLC, Term Loan, 03/05/20	850,531	0.1
1,125,000	(1)	Talbots Inc. (The), First Lien Term Loan, 03/20/20	1,126,406	0.1
1,123,738		Toys “R” Us, Inc., Term Loan B-1, 6.000%, 09/01/16	1,019,927	0.1
327,137		Toys “R” Us, Inc., Term Loan B-2, 5.250%, 05/25/18	274,591	0.0
472,146		Toys “R” Us, Inc., Term Loan B-3, 5.250%, 05/25/18	396,308	0.0
			81,016,931	9.5
Steel: 0.8%
6,836,570		FMG Resources (August 2006) Pty Ltd, Term Loan, 4.250%, 06/30/19	6,897,456	0.8

See Accompanying Notes to Financial Statements

28

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2014 (CONTINUED)

VOYA FLOATING RATE FUND

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Surface Transport: 0.7%
1,492,509		Baker Tanks, Inc., Term Loan, 4.250%, 02/15/20	$1,496,863	0.2
3,093,126		Wabash National Corporation, Term Loan B, 4.500%, 05/15/19	3,110,525	0.3
1,496,250		YRC Worldwide Inc., First Lien Term Loan, 8.000%, 02/28/19	1,512,148	0.2
			6,119,536	0.7
Telecommunications: 5.3%
1,581,241		Alcatel-Lucent, US Term Loan, 4.500%, 01/30/19	1,591,406	0.2
5,966,079		Asurion, LLC, Incremental Tranche B-1 Term Loan, 5.000%, 05/24/19	5,988,040	0.7
1,150,000		Asurion, LLC, Second Lien Term Loan, 8.500%, 02/28/21	1,190,011	0.2
2,613,699		Avaya Inc., Term B-3 Loan, 4.734%, 10/26/17	2,547,874	0.3
1,724,762		Avaya Inc., Term B-6 Loan, 6.500%, 03/31/18	1,730,300	0.2
2,015,851		Consolidated Communications, Inc., Term Loan B, 4.250%, 12/19/20	2,030,957	0.2
3,453,720		Global Tel*Link Corporation, First Lien Term Loan, 5.000%, 05/23/20	3,435,011	0.4
850,000		Global Tel*Link Corporation, Second Lien Term Loan, 9.000%, 11/23/20	839,375	0.1
2,488,000		Hawaiian Telcom Communications, Inc., Term Loan B, 5.000%, 06/06/19	2,501,373	0.3
3,610,000		Level 3 Financing, Inc, Term Loan B-4, 4.000%, 01/15/20	3,621,281	0.4
1,450,000		Level 3 Financing, Inc, Tranche B-III 2019 Term Loan, 4.000%, 08/01/19	1,454,833	0.2
2,645,013		Lightower Fiber Networks, First Lien Term Loan, 4.000%, 04/13/20	2,646,666	0.3
1,742,497		Securus Technologies, Inc., Upsized First Lien Term Loan, 4.750%, 04/30/20	1,740,319	0.2
3,376,340		Syniverse Holdings, Inc., Initial Term Loan, 4.000%, 04/23/19	3,384,781	0.4
2,275,886		U.S. Telepacific Corp, First Lien Term Loan, 5.750%, 02/23/17	2,299,214	0.3
790,000		Windstream Corporation, Term Loan B-4, 3.500%, 01/23/20	790,164	0.1
1,420,000	(1)	XO Communications, First Lien Term Loan, 03/19/21	1,431,982	0.2
5,358,411		Zayo Group, LLC, Term Loan B, 4.000%, 07/02/19	5,369,016	0.6
			44,592,603	5.3
Utilities: 1.7%
2,000,000		Atlantic Power Limited Partnership, Term Loan, 4.750%, 02/28/21	2,007,500	0.2
1,994,859	(1)	Calpine Corp, Term Loan B-1, 04/02/18	2,004,418	0.2
2,972,418		Calpine Corp, Term Loan B-3, 4.000%, 10/09/19	2,985,422	0.4
1,248,650		Channelview Cogeneration, Term Loan, 4.250%, 05/08/20	1,260,356	0.2
1,742,242		EquiPower Resources Holdings, LLC, Term Loan B, 4.250%, 12/21/18	1,754,946	0.2
1,116,565		EquiPower Resources Holdings, LLC, Upsized Term Loan C, 4.250%, 12/31/19	1,124,707	0.1
1,812,021		La Frontera Generation, LLC, Term Loan, 4.500%, 09/30/20	1,816,325	0.2
576,061		Linden Power Complex, Term Loan, 3.750%, 11/30/20	579,842	0.1
887,775		Utility Services Associates, Term Loan, 6.750%, 10/18/19	893,324	0.1
			14,426,840	1.7

		Total Loans (Cost $785,207,512)	787,727,813	92.8

Shares		Value	Percentage of Net Assets
Short-Term Investments: 7.4%

Short-Term Investments: 7.4%
63,000,000	State Street Institutional Liquid Reserves Fund — Institutional Class, 0.07%†† (Cost $63,000,000)	$63,000,000	7.4

	Total Short-Term Investments (Cost $63,000,000)	63,000,000	7.4

	Total Investments (Cost $848,207,512)	$850,727,813	100.2
	Liabilities in Excess of Other Assets	(1,288,160)	(0.2)
	Net Assets	$849,439,653	100.0

See Accompanying Notes to Financial Statements

29

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2014 (CONTINUED)

VOYA FLOATING RATE FUND

Shares			Value	Percentage of Net Assets
	*
Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.

	†	Unless otherwise indicated, principal amount is shown in USD.
	††	Rate shown is the 7-day yield as of March 31, 2014.
	(1)	Senior loans purchased on a when-issued or delayed-delivery basis. Contract rates that are not disclosed do not take effect until settlement date and have yet to be determined.

		Cost for federal income tax purposes is $848,209,122.

		Net unrealized appreciation consists of:

		Gross Unrealized Appreciation	$4,528,680
		Gross Unrealized Depreciation	(2,009,989)
		Net Unrealized Appreciation	$2,518,691

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2014
Asset Table
Investments, at fair value
Loans	$—	$787,727,813	$—	$787,727,813
Short-Term Investments	63,000,000	—	—	63,000,000
Total Investments, at fair value	$63,000,000	$787,727,813	$—	$850,727,813

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

30

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended March 31, 2014 were as follows:

Fund Name	Type	Per Share Amount
Voya Floating Rate Fund
Class A	NII	$0.4024
Class C	NII	$0.3257
Class I	NII	$0.4280
Class P(1)	NII	$0.3645
Class R	NII	$0.3769
Class W	NII	$0.4280
All Classes	STCG	$0.0056
All Classes	LTCG	$0.0032
All Classes	ROC	$0.0093

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

ROC — Return of capital

(1)	Commenced operations June 14, 2013.

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 93.12% of net investment income distributions as interest-related dividends.

The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

31

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the Voya Funds Trust Registrant was held May 13, 2013, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

1	To approve a new investment advisory agreement for the Funds with Voya Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between Voya Investments and Voya IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

4	To elect 13 nominees to the Board of Trustees (the “Board”) of the Trust.

9	To approve a modification to the current manager-of-managers policy to permit Voya Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Floating Rate Fund	1*	16,424,017.641	334,536.315	481,375.22	8,014,574.904	25,254,504.083
	2*	16,396,932.105	336,728.065	506,269.259	8,014,574.654	25,254,504.083
	9*	15,979,781.230	761,637.907	498,510.042	8,014,574.904	25,254,504.083

*  Proposals passed

Voya Funds Trust Registrant

	Proposal	For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	4*	205,076,376.327	6,720,516.758	0.000	0.000	211,796,893.085
John V. Boyer	4*	205,057,423.179	6,739,469.906	0.000	0.000	211,796,893.085
Patricia W. Chadwick	4*	205,058,609.419	6,738,283.666	0.000	0.000	211,796,893.085
Albert E. DePrince, Jr.	4*	204,985,837.707	6,811,055.378	0.000	0.000	211,796,893.085
Peter S. Drotch	4*	205,023,979.086	6,772,913.999	0.000	0.000	211,796,893.085
J. Michael Earley	4*	205,033,224.761	6,763,668.324	0.000	0.000	211,796,893.085
Martin J. Gavin**	4*	205,072,671.480	6,724,221.605	0.000	0.000	211,796,893.085
Russell H. Jones	4*	205,053,015.216	6,743,877.869	0.000	0.000	211,796,893.085
Patrick W. Kenny	4*	205,020,119.907	6,776,773.178	0.000	0.000	211,796,893.085
Shaun P. Mathews	4*	205,058,646.434	6,738,246.651	0.000	0.000	211,796,893.085
Joseph E. Obermeyer	4*	205,042,902.881	6,753,990.204	0.000	0.000	211,796,893.085
Sheryl K. Pressler	4*	205,082,578.456	6,714,314.629	0.000	0.000	211,796,893.085
Roger B. Vincent	4*	204,995,915.624	6,800,977.461	0.000	0.000	211,796,893.085

*	Proposal passed

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

32

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trusts Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (Independent Trustee). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	164	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	164	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	164	Wisconsin Energy Corporation (June 2006–Present) and The Royce Funds (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013–Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present).	164	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	November 2007–Present	Retired.	164	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002–Present	Retired.	164	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	May 2013–Present	Retired.	164	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2005–Present	Retired.	164	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	164	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006–Present	Consultant (May 2001–Present).	164	None.

33

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	February 2002–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	164	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).	164
Voya Capital Corporation, LLC (formerly, ING Capital Corporation, LLC) and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006–Present); and Voya Investment Trust Co. (formerly, ING Investment Trust Co.) (April 2009–Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director (“Independent Director”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors as of the close of business on December 31 of the calendar year in which the Independent Director attains the age of 73. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purpose of this table “Voya family of funds” means the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Risk Managed Natural Resources Fund; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of April 30, 2014.

(3)	Mr. Mathews is deemed to be an “Interested person,” as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial, Inc.’s affiliates.

34

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	October 2000–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012–Present
Senior Vice President, Voya Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, Voya Funds Services, LLC (June 2012–Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012–Present	Vice President, Voya Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004–Present	Vice President, Voya Funds Services, LLC (September 2004–Present).

35

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	February 2003–Present
Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996–Present); Director of Compliance, Voya Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012–Present	Vice President, Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, Voya Investments, LLC (July 2012–Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	August 2003–Present
Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

36

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your Investment Professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	AR-UFR (0314-052314)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODEETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Early, Peter S. Drotch and Colleen Baldwin are an audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Early, Mr. Drotch and Ms. Baldwin are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $148,000 for year ended March 31, 2014 and $120,420 for year ended March 31, 2013.

(b)	Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $14,400 for the year ended March 31, 2014 and $9,600 for year ended March 31, 2013.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $51,881 in the year ended March 31, 2014 and $25,894 in the year ended March 31, 2013. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for all other fees were $0 for the year ended March 31, 2014 and $2,500 for the year ended March 31, 2013.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI. Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII. Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. In addition to receiving pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services for Voya entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the Voya funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved: May 22, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

1	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

2	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated: October 1, 2013 to December 31, 2014

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services
•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS LOCAL BOND FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL STRATEGIC INCOME FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA RISK MANAGED NATURAL RESOURCES

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA SHORT DURATION HIGH INCOME FUND

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in (4)(b)-(4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended March 31, 2014 and March 31, 2013; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2014	2013
Voya Funds Trust	$66,281	$37,994
Voya Investments, LLC(1)	$103,625	$421,250

___________________
(1) Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: the Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2.01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Summary schedule or complete schedule of investments, if applicable, is included as part of the report to shareholders filed under Item 1 of this Form.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Funds Trust

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of Voya GNMA Income Fund (formerly ING GNMA Income Fund), Voya High Yield Bond Fund (formerly ING High Yield Bond Fund), Voya Intermediate Bond Fund (formerly ING Intermediate Bond Fund), Voya Short Term Bond Fund (formerly ING Short Term Bond Fund), and Voya Strategic Income Fund (formerly ING Strategic Income Fund), each a series of Voya Funds Trust, as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended and have issued our unqualified report thereon dated May 23, 2014 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR. The portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

May 23, 2014

VOYA GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
1,007,127		Vendee Mortgage Trust, 3.750%, 10/15/41	$944,317	0.1

		Total Collateralized Mortgage Obligations (Cost $1,073,587)	944,317	0.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 108.2%
		Federal Home Loan Mortgage Corporation: 3.0%##
13,987,350	ˆ	0.500%, due 07/15/36	246,793	0.0
4,836,204	ˆ	4.500%, due 12/15/40	908,830	0.1
974,112		5.000%, due 08/15/36	1,037,234	0.1
169,146		5.450%, due 03/01/37	184,320	0.0
142,265		5.450%, due 07/01/37	154,608	0.0
161,776		5.450%, due 12/01/37	176,110	0.0
124,437		5.450%, due 12/01/37	135,714	0.0
144,475		5.450%, due 05/01/38	157,346	0.0
1,585,278	ˆ	5.500%, due 09/15/35	300,683	0.1
500,937		5.625%, due 12/01/36	551,017	0.1
517,978		5.625%, due 01/01/37	573,684	0.1
44,870		5.625%, due 01/01/37	49,400	0.0
39,487		5.625%, due 02/01/37	44,295	0.0
80,832		5.625%, due 03/01/37	89,879	0.0
385,139		5.625%, due 03/01/37	423,532	0.1
185,942		5.625%, due 03/01/37	204,945	0.0
90,778		5.625%, due 04/01/37	99,936	0.0
110,783		5.625%, due 06/01/37	121,928	0.0
100,922		5.625%, due 07/01/37	111,294	0.0
241,603		5.625%, due 07/01/37	266,498	0.1
23,413		5.625%, due 12/01/37	25,745	0.0
407,833		5.625%, due 02/01/38	448,305	0.1
126,776		5.650%, due 02/01/37	139,704	0.0
216,637		5.700%, due 06/01/37	238,216	0.0
157,105		5.700%, due 09/01/37	172,756	0.0
160,490		5.700%, due 12/01/37	176,473	0.0
153,995		5.700%, due 01/01/38	169,555	0.0
2,651,965	ˆ	5.945%, due 06/15/40	251,198	0.1
909,462		6.000%, due 03/15/34	1,003,782	0.1
8,763,863		6.000%, due 04/15/36	9,800,733	1.2
114,373		6.090%, due 12/01/37	127,027	0.0
7,677		7.500%, due 12/01/14	7,804	0.0
25,644		7.500%, due 01/01/30	30,135	0.0
723,600	ˆ	7.846%, due 10/25/23	143,804	0.0
11,295		8.000%, due 01/01/30	11,472	0.0
20,322		9.500%, due 07/01/20	21,254	0.0
868,113		19.395%, due 03/15/35	1,180,203	0.2
611,735		21.402%, due 04/15/35	860,589	0.1
3,194,900		27.980%, due 04/15/32	4,229,400	0.5
			24,876,201	3.0

		Federal National Mortgage Association: 17.8%##
7,915,942	ˆ	3.000%, due 01/25/33	1,208,755	0.2
46,140,000	W	3.000%, due 05/01/43	44,416,957	5.4
9,525,752		3.000%, due 05/01/43	9,223,930	1.1
5,224,558		3.500%, due 06/25/41	5,101,225	0.6
3,457,000		3.500%, due 09/25/42	3,234,405	0.4
8,483,771	ˆ	4.000%, due 05/25/42	1,744,597	0.2
19,029,363		4.000%, due 03/15/43	20,048,073	2.5
2,440,054		4.250%, due 08/01/35	2,629,817	0.3
10,726,870		4.500%, due 09/01/41	11,464,136	1.4
5,883,655		4.500%, due 09/01/41	6,288,046	0.8
12,945,283	W	4.604%, due 11/25/33	13,163,871	1.6
706,379		4.750%, due 11/01/34	754,440	0.1
1,500,120		4.750%, due 11/01/34	1,623,071	0.2
1,369,595		4.750%, due 02/01/35	1,481,768	0.2
1,818,601		4.750%, due 04/01/35	1,966,409	0.3
1,398,062		4.750%, due 05/01/35	1,510,248	0.2
1,706,297		4.750%, due 07/01/35	1,842,792	0.2
239,520		4.750%, due 07/01/35	255,715	0.0
1,787,904		5.000%, due 10/25/35	1,948,709	0.3
263,459		5.300%, due 09/01/36	289,240	0.0
98,962		5.300%, due 10/01/36	107,887	0.0
130,200		5.300%, due 10/01/36	141,978	0.0
344,817		5.300%, due 12/01/36	375,324	0.1
272,681		5.300%, due 12/01/36	297,274	0.0
232,471		5.300%, due 02/01/37	253,437	0.0
154,726		5.300%, due 04/01/37	168,681	0.0
172,607		5.300%, due 05/01/37	188,251	0.0
576,034		5.300%, due 08/01/37	630,183	0.1
72,395		5.300%, due 10/01/37	79,370	0.0
517,152		5.500%, due 05/25/34	566,194	0.1
2,847,804		6.000%, due 10/25/37	3,265,563	0.4
538,469		6.000%, due 01/25/44	606,489	0.1
8,132,125	ˆ	6.096%, due 06/25/42	1,507,672	0.2
121		6.500%, due 06/01/14	121	0.0
180,903		6.500%, due 02/01/29	205,493	0.0
231,748		6.600%, due 07/01/27	254,054	0.0
108,595		6.600%, due 09/01/27	119,034	0.0
47,738		6.600%, due 11/01/27	48,860	0.0
38,864		6.600%, due 03/01/28	39,464	0.0
96,061		6.600%, due 06/01/28	102,316	0.0
1,156		7.000%, due 03/01/15	1,171	0.0
52,693		7.500%, due 05/01/28	56,188	0.0
4,713		8.500%, due 09/01/15	4,770	0.0
1,867,757		8.574%, due 03/25/39	2,178,703	0.3
3,348,291		16.489%, due 05/25/35	4,268,985	0.5
			145,663,666	17.8

		Government National Mortgage Association: 87.4%
26,936,915	ˆ	0.222%, due 01/16/50	611,880	0.1
34,627,208	ˆ	0.250%, due 06/20/36	309,006	0.0
2,225,650	ˆ	0.341%, due 02/16/48	28,438	0.0
875,685		0.377%, due 02/20/34	829,947	0.1
27,279,001	ˆ	0.467%, due 11/16/46	553,745	0.1
9,771,142		0.559%, due 02/20/62	9,748,903	1.2
9,061,424		0.560%, due 04/20/63	9,013,027	1.1
64,280,063	ˆ	0.575%, due 01/16/51	1,946,002	0.2
3,588,560		0.807%, due 04/20/40	3,642,661	0.5
1,222,587	ˆ	1.000%, due 06/16/37	37,169	0.0
46,948,838	ˆ	1.029%, due 02/16/44	2,297,371	0.3
40,413,145	ˆ	1.060%, due 06/16/52	2,779,608	0.3
2,389,146		1.077%, due 06/20/39	2,434,509	0.3
3,022,410		1.107%, due 09/20/38	3,084,442	0.4
8,395,425		1.197%, due 03/20/39	8,558,392	1.1
9,260,369	ˆ	1.260%, due 10/16/52	671,566	0.1
36,865,662	ˆ	1.506%, due 10/16/53	2,944,855	0.4
121,277		1.625%, due 04/20/24	126,249	0.0
122,437		1.625%, due 11/20/27	127,741	0.0
91,139		1.625%, due 06/20/29	94,887	0.0
139,554		1.625%, due 08/20/31	145,146	0.0
154,137		1.625%, due 11/20/31	160,823	0.0
324,165		1.625%, due 12/20/31	338,227	0.0
73,567		1.625%, due 03/20/32	76,548	0.0
169,689		1.625%, due 04/20/32	176,673	0.0
176,097		1.625%, due 04/20/32	183,344	0.0

VOYA GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
247,611		1.625%, due 07/20/32	$257,534	0.0
1,009,284		1.625%, due 08/20/32	1,049,732	0.1
118,705		1.625%, due 09/20/32	123,462	0.0
1,041,500		1.625%, due 10/20/32	1,086,688	0.1
587,223		1.625%, due 08/20/33	610,659	0.1
54,737		1.625%, due 10/20/33	57,112	0.0
722,998		1.625%, due 04/20/34	752,764	0.1
707,083		1.625%, due 06/20/34	736,193	0.1
770,722		1.625%, due 10/20/34	804,172	0.1
1,658,825		1.625%, due 12/20/34	1,730,822	0.2
220,219		1.625%, due 02/20/35	229,144	0.0
255,591		1.625%, due 10/20/35	266,686	0.0
342,054		1.625%, due 07/20/36	355,771	0.0
1,900,000	ˆ	2.500%, due 11/20/43	601,544	0.1
28,900,000		3.000%, due 04/01/43	28,425,858	3.5
5,785,506		3.201%, due 05/20/41	6,178,666	0.8
119,400,000		3.500%, due 12/20/41	121,881,275	14.9
12,414,884		3.500%, due 05/20/43	12,691,382	1.6
18,053,618		3.750%, due 05/20/42	18,460,884	2.3
17,114,260		3.750%, due 05/20/42	17,498,722	2.1
294,434		4.000%, due 05/20/33	312,706	0.0
396,732		4.000%, due 08/15/33	422,835	0.1
487,904		4.000%, due 01/15/34	514,165	0.1
208,950		4.000%, due 03/15/34	220,192	0.0
463,063		4.000%, due 08/20/35	489,982	0.1
5,089,018	ˆ	4.000%, due 04/20/38	676,493	0.1
3,038,615	ˆ	4.000%, due 08/20/39	967,339	0.1
762,911		4.000%, due 05/15/40	803,965	0.1
10,163,698		4.000%, due 09/20/40	10,616,969	1.3
2,328,472		4.000%, due 12/16/40	2,313,778	0.3
1,707,873		4.000%, due 12/20/40	1,712,666	0.2
4,628,246	ˆ	4.000%, due 04/20/41	839,919	0.1
12,082,022		4.000%, due 07/20/41	12,761,997	1.6
1,620,043		4.000%, due 10/20/41	1,687,550	0.2
2,367,245	ˆ	4.000%, due 03/20/42	393,144	0.1
4,103,237		4.000%, due 04/20/42	3,991,081	0.5
1,485,687		4.000%, due 09/15/42	1,563,695	0.2
3,913,337		4.000%, due 10/20/42	4,119,110	0.5
8,880,963		4.000%, due 07/20/43	9,349,246	1.1
5,602,448	ˆ	4.500%, due 08/20/33	119,984	0.0
636,884		4.500%, due 10/20/33	661,080	0.1
170,595		4.500%, due 01/20/34	184,197	0.0
317,633		4.500%, due 01/20/34	342,958	0.0
336,057		4.500%, due 03/20/34	357,501	0.0
160,527		4.500%, due 05/20/34	173,326	0.0
332,112		4.500%, due 06/20/34	358,592	0.1
1,198,316	ˆ	4.500%, due 02/20/35	49,412	0.0
763,157		4.500%, due 10/20/35	825,118	0.1
1,174,649	ˆ	4.500%, due 02/20/36	78,327	0.0
35,524		4.500%, due 07/20/36	38,531	0.0
97,136		4.500%, due 08/20/36	105,346	0.0
505,628	ˆ	4.500%, due 12/20/37	59,465	0.0
2,023,041	ˆ	4.500%, due 02/20/38	45,188	0.0
1,265,461		4.500%, due 07/20/38	1,367,168	0.2
436,260		4.500%, due 07/20/38	471,186	0.1
3,091,603	ˆ	4.500%, due 04/20/39	501,515	0.1
11,182,139		4.500%, due 05/16/39	12,157,238	1.5
8,945,711		4.500%, due 05/20/39	9,668,650	1.2
4,761,000		4.500%, due 05/20/39	5,111,721	0.6
253,491		4.500%, due 06/20/39	266,237	0.0
2,710,768		4.500%, due 10/15/39	2,935,092	0.4
2,617,199		4.500%, due 11/15/39	2,834,220	0.4
2,300,340		4.500%, due 11/15/39	2,490,895	0.3
645,205		4.500%, due 12/15/39	698,725	0.1
2,040,683		4.500%, due 01/15/40	2,210,360	0.3
319,865		4.500%, due 01/20/40	341,798	0.0
7,335,667		4.500%, due 02/15/40	7,945,734	1.0
6,200,000		4.500%, due 04/01/40	6,685,344	0.8
878,287		4.500%, due 06/15/40	949,118	0.1
422,298		4.500%, due 07/20/40	451,095	0.1
2,744,707		4.500%, due 08/20/40	2,931,893	0.4
3,064,050		4.500%, due 09/20/40	3,262,656	0.4
413,489		4.500%, due 07/20/41	441,624	0.1
4,989,359		4.500%, due 09/20/41	5,380,978	0.7
19,044,650	ˆ	4.500%, due 12/16/42	3,890,696	0.5
2,042,930		4.546%, due 07/20/62	2,252,553	0.3
2,305,100		4.625%, due 10/20/35	2,500,676	0.3
1,387,586		4.639%, due 08/20/42	1,534,491	0.2
11,595,342		4.660%, due 09/20/61	12,930,412	1.6
1,942,278		4.750%, due 08/20/35	2,107,010	0.3
1,780,561		4.850%, due 05/20/40	1,926,290	0.2
4,465,756		4.861%, due 06/20/61	4,901,194	0.6
4,701,374		4.875%, due 01/20/35	5,101,083	0.6
655,460		4.875%, due 02/20/35	713,621	0.1
2,227,868		4.875%, due 04/20/35	2,417,453	0.3
3,933,778		4.875%, due 06/20/35	4,268,690	0.5
134,426		5.000%, due 05/15/18	142,272	0.0
143,759		5.000%, due 03/20/24	153,450	0.0
410,332		5.000%, due 04/15/29	453,739	0.1
357,016		5.000%, due 04/15/30	394,873	0.1
3,786,907		5.000%, due 04/20/30	4,079,407	0.5
500,033		5.000%, due 10/15/30	553,113	0.1
424,961		5.000%, due 07/15/33	468,943	0.1
411,557		5.000%, due 10/20/33	450,024	0.1
508,136		5.000%, due 12/20/33	555,632	0.1
200,881		5.000%, due 12/20/33	219,658	0.0
101,509		5.000%, due 12/20/33	110,997	0.0
140,192		5.000%, due 02/20/34	153,194	0.0
189,881		5.000%, due 03/15/34	209,710	0.0
262,462		5.000%, due 04/15/34	289,244	0.0
519,629		5.000%, due 04/15/34	574,280	0.1
209,533		5.000%, due 07/20/34	228,967	0.0
5,279,215		5.000%, due 10/20/34	5,817,954	0.7
142,191		5.000%, due 12/20/34	155,380	0.0
520,797		5.000%, due 12/20/34	569,099	0.1
116,289		5.000%, due 01/15/35	127,385	0.0
94,119		5.000%, due 03/15/35	104,026	0.0
644,737		5.000%, due 03/15/35	710,312	0.1
2,975,441		5.000%, due 03/20/35	3,320,640	0.4
192,579		5.000%, due 04/15/35	212,497	0.0
930,906		5.000%, due 04/15/35	1,034,739	0.1
185,090		5.000%, due 04/15/35	202,752	0.0
250,385		5.000%, due 04/15/35	274,278	0.0
67,064		5.000%, due 05/15/35	74,460	0.0
4,970,973	ˆ	5.000%, due 05/20/35	132,672	0.0
303,475		5.000%, due 05/20/35	334,006	0.0
94,861		5.000%, due 06/15/35	103,913	0.0
751,045		5.000%, due 07/20/35	825,840	0.1
229,158		5.000%, due 09/15/35	253,214	0.0
569,312	ˆ	5.000%, due 09/16/35	30,263	0.0
1,369,709		5.000%, due 10/20/35	1,564,417	0.2
1,577,093		5.000%, due 11/20/35	1,733,675	0.2
109,044		5.000%, due 12/15/35	119,508	0.0
869,610		5.000%, due 04/20/36	955,973	0.1
238,822		5.000%, due 05/20/37	261,103	0.0
184,011		5.000%, due 09/20/37	197,406	0.0
128,330		5.000%, due 12/20/37	140,256	0.0
454,297		5.000%, due 12/20/37	496,074	0.1
340,965		5.000%, due 01/20/38	372,762	0.1
4,845,316	ˆ	5.000%, due 01/20/38	674,647	0.1
171,925		5.000%, due 02/15/38	188,385	0.0
371,800		5.000%, due 06/20/38	395,527	0.1
508,198		5.000%, due 06/20/38	536,669	0.1
149,538		5.000%, due 08/20/38	157,864	0.0
325,918		5.000%, due 10/20/38	348,592	0.0
375,140		5.000%, due 11/20/38	396,158	0.1
1,314,244		5.000%, due 01/20/39	1,405,734	0.2
582,027		5.000%, due 02/15/39	640,411	0.1
714,074		5.000%, due 03/15/39	793,327	0.1
1,029,000		5.000%, due 05/20/39	1,132,592	0.1

VOYA GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
2,423,534	ˆ	5.000%, due 07/16/39	$436,706	0.1
156,219		5.000%, due 07/20/39	167,039	0.0
590,252		5.000%, due 10/20/39	643,648	0.1
544,724		5.000%, due 11/15/39	600,937	0.1
3,741,011		5.000%, due 11/15/39	4,126,122	0.5
1,892,101		5.000%, due 11/15/39	2,086,583	0.3
3,250,897		5.000%, due 12/20/39	3,602,502	0.4
1,689,887		5.000%, due 12/20/39	1,845,418	0.2
9,569,703	ˆ	5.000%, due 03/20/40	1,787,746	0.2
942,381		5.000%, due 04/15/40	1,034,470	0.1
1,628,094		5.000%, due 05/15/40	1,800,457	0.2
39,121,657		5.000%, due 05/20/40	43,069,853	5.3
2,223,276		5.000%, due 09/15/40	2,441,912	0.3
1,401,416		5.000%, due 09/15/40	1,538,878	0.2
1,371,999	ˆ	5.000%, due 05/20/41	307,102	0.0
3,614,239		5.000%, due 07/20/41	3,966,857	0.5
250,713		5.100%, due 04/20/32	276,238	0.0
3,774,860		5.125%, due 10/20/35	4,076,672	0.5
538,493		5.125%, due 08/20/40	590,114	0.1
1,946,697		5.250%, due 03/20/35	2,102,012	0.3
2,717,911		5.250%, due 04/20/35	2,935,501	0.4
2,533,166		5.250%, due 08/20/35	2,735,862	0.3
8,100,000		5.250%, due 01/20/38	8,880,771	1.1
2,916,338		5.375%, due 06/20/35	3,149,473	0.4
1,451,862		5.375%, due 07/20/35	1,568,161	0.2
1,301,883		5.443%, due 04/16/39	1,416,812	0.2
238,284		5.500%, due 08/20/24	263,425	0.0
5,485		5.500%, due 04/20/29	6,109	0.0
131,401		5.500%, due 12/20/32	146,619	0.0
1,178,949		5.500%, due 01/16/33	1,308,295	0.2
2,273,545		5.500%, due 01/17/33	2,545,787	0.3
3,710,951		5.500%, due 02/20/33	4,034,924	0.5
452,773		5.500%, due 08/20/33	505,164	0.1
1,771,112		5.500%, due 10/20/33	1,956,200	0.2
140,977	ˆ	5.500%, due 11/20/33	394	0.0
88,130		5.500%, due 11/20/33	97,636	0.0
135,405		5.500%, due 12/20/33	151,620	0.0
225,000		5.500%, due 02/20/34	250,513	0.0
4,535,420		5.500%, due 03/16/34	5,144,380	0.6
260,950		5.500%, due 03/20/34	289,106	0.0
898,691		5.500%, due 04/20/34	995,633	0.1
11,681		5.500%, due 04/20/34	12,910	0.0
354,058		5.500%, due 04/20/34	399,306	0.1
799,194		5.500%, due 04/20/34	893,134	0.1
108,914		5.500%, due 06/20/34	120,667	0.0
418,306		5.500%, due 06/20/34	466,368	0.1
367,539		5.500%, due 07/20/34	410,199	0.1
141,861		5.500%, due 07/20/34	158,264	0.0
256,391		5.500%, due 01/20/35	284,010	0.0
835,146		5.500%, due 05/15/35	925,580	0.1
478,922		5.500%, due 05/20/35	529,550	0.1
250,625		5.500%, due 06/20/35	278,255	0.0
1,489,590		5.500%, due 07/15/35	1,668,288	0.2
897,043		5.500%, due 08/15/35	994,866	0.1
53,863		5.500%, due 08/20/35	59,837	0.0
662,681		5.500%, due 09/20/35	739,180	0.1
10,259,231		5.500%, due 12/16/35	11,546,164	1.4
2,649,036		5.500%, due 02/20/36	3,046,691	0.4
188,934		5.500%, due 04/15/36	209,620	0.0
234,605		5.500%, due 06/20/36	260,044	0.0
1,250,000		5.500%, due 08/16/36	1,388,474	0.2
200,000		5.500%, due 07/16/37	220,667	0.0
4,266,196		5.500%, due 10/20/37	4,773,737	0.6
4,865,179		5.500%, due 11/20/37	5,375,016	0.7
115,475		5.500%, due 06/20/38	123,405	0.0
116,836		5.500%, due 08/20/38	124,874	0.0
225,053		5.500%, due 09/20/38	240,518	0.0
34,440		5.500%, due 10/20/38	36,804	0.0
308,456		5.500%, due 11/20/38	329,582	0.0
37,103		5.500%, due 12/20/38	39,640	0.0
104,508		5.500%, due 01/15/39	116,007	0.0
10,937,721		5.500%, due 01/15/39	12,498,872	1.5
125,651		5.500%, due 01/20/39	134,260	0.0
1,364,778		5.500%, due 03/20/39	1,458,358	0.2
202,786		5.500%, due 06/15/39	227,645	0.0
102,662		5.500%, due 06/20/39	109,549	0.0
2,560,191		5.500%, due 09/16/39	2,889,485	0.4
159,691		5.500%, due 10/20/39	178,845	0.0
503,230		5.500%, due 09/15/40	557,222	0.1
938,050	ˆ	5.500%, due 09/16/40	149,739	0.0
182,644		5.600%, due 12/20/36	202,363	0.0
90,745		5.600%, due 12/20/36	100,587	0.0
110,906		5.600%, due 01/20/37	122,905	0.0
172,047		5.600%, due 01/20/37	190,776	0.0
106,248		5.600%, due 03/20/37	117,499	0.0
140,353		5.600%, due 04/20/37	155,518	0.0
83,985		5.600%, due 07/20/37	92,864	0.0
111,865		5.600%, due 07/20/37	124,025	0.0
30,721		5.600%, due 10/20/37	33,969	0.0
91,439		5.600%, due 01/20/38	101,108	0.0
105,697		5.600%, due 02/20/38	116,895	0.0
157,602		5.750%, due 12/20/27	175,666	0.0
53,765		5.750%, due 03/20/28	57,854	0.0
104,567		5.750%, due 03/20/28	116,553	0.0
162,793		5.750%, due 04/20/28	181,552	0.0
100,549		5.750%, due 07/20/28	112,136	0.0
126,789		5.750%, due 10/20/28	141,213	0.0
53,827		5.750%, due 01/20/29	59,954	0.0
92,656		5.750%, due 04/20/29	103,282	0.0
355,178		5.750%, due 07/20/29	395,608	0.1
7,494,528		5.750%, due 07/20/38	8,148,789	1.0
10,491,691	ˆ	5.843%, due 09/20/38	1,423,367	0.2
11,903,299	ˆ	5.843%, due 12/20/40	2,021,234	0.3
5,516,293	ˆ	5.893%, due 12/20/40	1,031,148	0.1
5,056,794	ˆ	5.943%, due 05/20/32	639,289	0.1
5,365,493		5.950%, due 02/15/44	5,621,342	0.7
1,716,060		5.970%, due 11/15/31	1,782,551	0.2
3,990,785	ˆ	5.995%, due 09/16/39	624,350	0.1
210,485		6.000%, due 01/20/24	228,603	0.0
294,281		6.000%, due 10/15/25	334,455	0.0
616,748		6.000%, due 04/15/26	693,794	0.1
226,893		6.000%, due 10/20/27	254,675	0.0
263,072		6.000%, due 05/15/29	298,793	0.0
1,400,704		6.000%, due 12/16/33	1,555,288	0.2
1,181,401	ˆ	6.000%, due 01/20/34	246,879	0.0
1,819,397		6.000%, due 03/20/34	2,206,677	0.3
230,605		6.000%, due 10/20/34	259,381	0.0
745,500		6.000%, due 04/20/36	858,492	0.1
634,540		6.000%, due 03/15/37	709,370	0.1
7,610,000		6.000%, due 07/20/37	8,543,009	1.0
354,529		6.000%, due 09/20/37	396,629	0.1
3,800,417		6.000%, due 10/20/37	4,350,744	0.5
2,047,823		6.000%, due 03/20/38	2,330,842	0.3
45,655		6.000%, due 05/20/38	49,758	0.0
203,105		6.000%, due 08/20/38	218,429	0.0
266,068		6.000%, due 09/20/38	286,064	0.0
332,856		6.000%, due 10/20/38	357,983	0.0
249,210		6.000%, due 11/15/38	279,698	0.0
322,569		6.000%, due 12/15/38	362,550	0.1
430,386		6.000%, due 12/15/38	483,026	0.1
2,158,266		6.000%, due 07/16/39	2,478,000	0.3
1,008,291		6.000%, due 08/15/39	1,142,368	0.1
1,152,378		6.000%, due 08/15/39	1,305,589	0.2
2,123,551	ˆ	6.000%, due 01/16/40	885,909	0.1
20,742,640	ˆ	6.195%, due 04/16/39	2,834,737	0.4
8,433,718	ˆ	6.343%, due 09/20/37	1,474,555	0.2
9,137,516	ˆ	6.343%, due 09/20/38	1,282,592	0.2
4,258,628	ˆ	6.345%, due 05/16/38	728,396	0.1
244,112		6.490%, due 01/15/28	273,910	0.0
4,051,605	ˆ	6.495%, due 09/16/40	743,297	0.1

VOYA GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
93,106		6.500%, due 07/20/29	$107,782	0.0
69,231		6.500%, due 07/20/32	76,321	0.0
3,212		6.500%, due 09/20/34	3,727	0.0
83,973		6.500%, due 09/20/34	87,667	0.0
77,437		6.500%, due 12/20/34	80,688	0.0
121,211		6.500%, due 05/20/38	131,982	0.0
3,395,882	ˆ	6.615%, due 02/16/35	590,530	0.1
3,762		6.750%, due 08/15/28	4,248	0.0
519,245		7.000%, due 05/16/32	587,303	0.1
19,520		7.250%, due 01/15/29	20,194	0.0
3,079,152	ˆ	7.345%, due 05/16/31	597,511	0.1
1,654,805	ˆ	7.445%, due 10/16/29	361,328	0.1
28,195		7.500%, due 08/20/27	32,951	0.0
1,195,329		7.500%, due 02/20/34	1,273,063	0.2
4,947,236	ˆ	7.500%, due 04/16/37	1,504,918	0.2
1,225,152		7.500%, due 08/20/39	1,524,637	0.2
1,217,133		7.500%, due 08/20/39	1,735,339	0.2
13,428		7.800%, due 05/15/19	13,506	0.0
1,797		8.000%, due 03/20/24	1,808	0.0
20,894		8.000%, due 11/15/25	23,737	0.0
36,200		8.000%, due 07/15/26	41,328	0.0
10,945		8.000%, due 07/15/26	12,523	0.0
66,482		8.000%, due 09/15/26	75,089	0.0
23,008		8.000%, due 09/20/26	27,431	0.0
19,393		8.000%, due 12/15/26	22,099	0.0
9,788		8.000%, due 04/15/27	11,138	0.0
5,184		8.000%, due 06/15/27	5,214	0.0
40,387		8.000%, due 07/15/27	45,379	0.0
13,004		8.000%, due 03/15/28	13,211	0.0
19,334		8.050%, due 07/15/19	19,450	0.0
93,276		8.843%, due 04/20/34	99,104	0.0
13,887		9.000%, due 05/15/16	13,977	0.0
3,287		9.500%, due 11/15/21	3,857	0.0
1,491,957		13.990%, due 09/16/31	1,890,121	0.2
75,531		15.687%, due 01/20/32	98,919	0.0
179,340		19.735%, due 09/20/37	248,671	0.0
454,601		20.535%, due 02/16/32	613,368	0.1
427,446		24.732%, due 04/16/37	591,904	0.1
			715,255,710	87.4

		Total U.S. Government Agency Obligations (Cost $879,337,417)	885,795,577	108.2

U.S. TREASURY OBLIGATIONS: 0.7%
		U.S. Treasury Bonds: 0.7%
5,625,000		3.750%, due 11/15/43	5,824,513	0.7

		Total U.S. Treasury Obligations (Cost $5,696,654)	5,824,513	0.7

		Total Investments in Securities (Cost $886,107,658)	$892,564,407	109.0
		Liabilities in Excess of Other Assets	(73,762,351)	(9.0)
		Net Assets	$818,802,056	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $887,828,315.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$12,171,800
Gross Unrealized Depreciation	(7,435,708)
Net Unrealized Appreciation	$4,736,092

VOYA HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 94.9%
		Basic Materials: 6.7%
650,000		Aleris International, Inc., 7.875%, 11/01/20	$672,750	0.2
942,000		ArcelorMittal, 6.125%, 06/01/18	1,036,200	0.2
2,500,000		ArcelorMittal, 6.000%, 03/01/21	2,678,125	0.6
250,000	#	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	263,906	0.1
2,250,000	#	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	2,432,813	0.6
750,000	#	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	827,812	0.2
1,000,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	1,045,000	0.3
450,000		Hexion US Finance Corp., 6.625%, 04/15/20	468,000	0.1
2,050,000		Huntsman International LLC, 4.875%, 11/15/20	2,073,063	0.5
1,750,000	#	INEOS Group Holdings SA, 6.125%, 08/15/18	1,822,188	0.4
2,000,000		Momentive Performance Materials, Inc., 8.875%, 10/15/20	2,177,500	0.5
1,000,000	#	Neenah Paper, Inc., 5.250%, 05/15/21	1,000,000	0.2
1,000,000	#, &	Orion Engineered Carbons Finance & Co. SCA, 9.250%, 08/01/19	1,042,500	0.2
200,000		PolyOne Corp., 5.250%, 03/15/23	202,000	0.1
275,000		PolyOne Corp., 7.375%, 09/15/20	302,156	0.1
1,250,000	#	PQ Corp., 8.750%, 05/01/18	1,368,750	0.3
1,500,000	#	Prince Mineral Holding Corp., 11.500%, 12/15/19	1,691,250	0.4
307,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.000%, 12/01/18	322,350	0.1
500,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.250%, 01/15/21	517,500	0.1
1,110,000	#	SPCM SA, 6.000%, 01/15/22	1,182,150	0.3
1,290,000		Tronox Finance LLC, 6.375%, 08/15/20	1,331,925	0.3
1,500,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	1,597,500	0.4
1,940,000	#	US Coatings Acquisition, Inc. / Axalta Coating Systems Dutch Holding B BV, 7.375%, 05/01/21	2,119,450	0.5
			28,174,888	6.7

		Communications: 16.7%
500,000	#	Alcatel-Lucent USA, Inc., 4.625%, 07/01/17	516,250	0.1
1,000,000	#	Alcatel-Lucent USA, Inc., 6.750%, 11/15/20	1,062,500	0.3
370,000		Allbritton Communications Co., 8.000%, 05/15/18	388,500	0.1
1,000,000	#	Altice Financing SA, 6.500%, 01/15/22	1,057,500	0.2
1,000,000	#	Altice Finco SA, 8.125%, 01/15/24	1,082,500	0.3
34,781	#	American Media, Inc., 13.500%, 06/15/18	37,737	0.0
665,000	#	Block Communications, Inc., 7.250%, 02/01/20	711,550	0.2
720,000		Cablevision Systems Corp., 7.750%, 04/15/18	825,300	0.2
200,000	#	CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp., 5.250%, 02/15/22	205,500	0.0
200,000	#	CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp., 5.625%, 02/15/24	205,500	0.0
750,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 03/15/21	759,375	0.2
2,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/23	1,995,000	0.5
650,000		CCO Holdings LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	691,437	0.2
460,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 7.250%, 10/30/17	488,175	0.1
2,050,000		CenturyLink, Inc., 5.625%, 04/01/20	2,165,312	0.5
1,750,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	1,741,250	0.4
500,000	#	Cequel Communications Holdings I, LLC / Cequel Capital Corp., 6.375%, 09/15/20	525,000	0.1
735,000		Cincinnati Bell, Inc., 8.375%, 10/15/20	808,500	0.2
800,000		Cincinnati Bell, Inc., 8.750%, 03/15/18	838,500	0.2

VOYA HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
270,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	$287,888	0.1
730,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	783,838	0.2
105,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	113,137	0.0
1,530,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	1,660,050	0.4
1,500,000	#, &	CommScope Holding Co., Inc., 6.625%, 06/01/20	1,593,750	0.4
1,100,000		Cricket Communications, Inc., 7.750%, 10/15/20	1,259,225	0.3
1,130,000		Crown Media Holdings, Inc., 10.500%, 07/15/19	1,285,375	0.3
1,500,000		DISH DBS Corp., 5.125%, 05/01/20	1,567,500	0.4
1,070,000		DISH DBS Corp., 5.000%, 03/15/23	1,080,700	0.3
800,000		DISH DBS Corp., 5.875%, 07/15/22	856,000	0.2
1,070,000		DISH DBS Corp., 6.750%, 06/01/21	1,201,075	0.3
480,000		DISH DBS Corp., 7.875%, 09/01/19	568,800	0.1
1,000,000		Frontier Communications Corp., 7.625%, 04/15/24	1,050,000	0.2
200,000		Frontier Communications Corp., 8.250%, 04/15/17	233,750	0.1
1,750,000	#	Gannett Co., Inc., 6.375%, 10/15/23	1,861,563	0.4
1,200,000		Gray Television, Inc., 7.500%, 10/01/20	1,308,000	0.3
825,000	#	Harron Communications L.P./Harron Finance Corp., 9.125%, 04/01/20	936,375	0.2
500,000	#	Intelsat Jackson Holdings SA, 5.500%, 08/01/23	491,875	0.1
500,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	544,375	0.1
440,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	485,100	0.1
2,000,000	#	Intelsat Luxembourg SA, 7.750%, 06/01/21	2,112,500	0.5
18,024	&	iPCS, Inc., 3.488%, 05/01/14	18,035	0.0
1,607,000		LIN Television Corp., 6.375%, 01/15/21	1,711,455	0.4
1,500,000		Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	1,597,500	0.4
285,000		Mediacom, LLC / Mediacom Capital Corp., 9.125%, 08/15/19	306,375	0.1
630,000		MetroPCS Wireless, Inc., 6.625%, 11/15/20	674,888	0.2
1,250,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.250%, 08/01/21	1,306,250	0.3
1,000,000	#	Netflix, Inc., 5.750%, 03/01/24	1,040,000	0.2
1,500,000		Nexstar Broadcasting, Inc., 6.875%, 11/15/20	1,620,000	0.4
1,250,000		Nielsen Finance LLC / Nielsen Finance Co., 4.500%, 10/01/20	1,265,625	0.3
1,000,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	1,132,500	0.3
1,650,000		Sinclair Television Group, Inc., 6.125%, 10/01/22	1,678,875	0.4
3,060,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	3,197,700	0.8
1,500,000	#	Softbank Corp., 4.500%, 04/15/20	1,500,000	0.4
1,400,000		Sprint Capital Corp., 6.875%, 11/15/28	1,365,000	0.3
1,000,000	#	Sprint Corp., 7.125%, 06/15/24	1,052,500	0.2
2,000,000	#	Sprint Corp., 7.250%, 09/15/21	2,187,500	0.5
1,000,000	#	Sprint Corp., 7.875%, 09/15/23	1,102,500	0.3
500,000		Sprint Nextel Corp., 6.000%, 11/15/22	511,875	0.1
665,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	814,625	0.2
1,170,000		Starz LLC / Starz Finance Corp., 5.000%, 09/15/19	1,213,875	0.3
750,000	#	Telesat Canada, 6.000%, 05/15/17	778,125	0.2
400,000		T-Mobile USA, Inc., 5.250%, 09/01/18	424,500	0.1
1,000,000		T-Mobile USA, Inc., 6.125%, 01/15/22	1,051,250	0.2
780,000		T-Mobile USA, Inc., 6.250%, 04/01/21	827,775	0.2
1,000,000		T-Mobile USA, Inc., 6.633%, 04/28/21	1,078,750	0.3
800,000		T-Mobile USA, Inc., 6.731%, 04/28/22	860,000	0.2
250,000		T-Mobile USA, Inc., 6.836%, 04/28/23	269,063	0.1
200,000	#	Wind Acquisition Finance S.A., 7.250%, 02/15/18	212,000	0.0
500,000	#	Wind Acquisition Finance S.A., 7.250%, 02/15/18	528,750	0.1
500,000	#	Wind Acquisition Finance S.A., 11.750%, 07/15/17	527,500	0.1
1,093,750	#, &	Wind Acquisition Holdings Finance SA, 12.250%, 07/15/17	1,151,172	0.3
			70,392,225	16.7

VOYA HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: 14.2%
1,470,000		Affinia Group, Inc., 7.750%, 05/01/21	$1,594,950	0.4
585,000		Affinity Gaming LLC/Affinity Gaming Finance Corp., 9.000%, 05/15/18	628,875	0.2
400,000	#	Allegion US Holding Co., Inc., 5.750%, 10/01/21	423,000	0.1
500,000	#	AMC Entertainment, Inc., 5.875%, 02/15/22	510,000	0.1
950,000		AMC Entertainment, Inc., 9.750%, 12/01/20	1,099,625	0.3
1,050,000		Asbury Automotive Group, Inc., 8.375%, 11/15/20	1,181,250	0.3
1,000,000	#	Ashton Woods USA LLC, 6.875%, 02/15/21	1,002,500	0.2
1,500,000	#	Building Materials Holding Corp., 9.000%, 09/15/18	1,661,250	0.4
431,000		Burlington Coat Factory Warehouse Corp., 10.000%, 02/15/19	483,259	0.1
144,000	#, &	Burlington Holdings LLC / Burlington Holding Finance, Inc., 9.000%, 02/15/18	147,960	0.0
1,500,000	#	Caesars Entertainment Operating Co., Inc., 8.000%, 10/01/20	1,586,250	0.4
1,000,000		Caesars Entertainment Operating Co., Inc., 8.500%, 02/15/20	890,000	0.2
1,500,000	#	Caesars Entertainment Resort Properties LLC, 11.000%, 10/01/21	1,582,500	0.4
1,535,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,646,287	0.4
1,400,000	#	CDR DB Sub, Inc., 7.750%, 10/15/20	1,351,000	0.3
800,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	909,000	0.2
450,000		Chrysler Group, LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19	495,000	0.1
1,000,000	#	Chrysler Group LLC / CG Co-Issuer, Inc., 8.250%, 06/15/21	1,136,250	0.3
430,000		DineEquity, Inc., 9.500%, 10/30/18	470,850	0.1
1,500,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	1,631,250	0.4
189,000		Felcor Lodging L.P., 10.000%, 10/01/14	197,032	0.0
830,000	#	General Motors Co., 3.500%, 10/02/18	849,712	0.2
120,000	#	GLP Capital L.P. / GLP Financing II, Inc., 4.375%, 11/01/18	123,450	0.0
460,000	#	GLP Capital L.P. / GLP Financing II, Inc., 4.875%, 11/01/20	473,225	0.1
290,000	#	GLP Capital L.P. / GLP Financing II, Inc., 5.375%, 11/01/23	299,425	0.1
1,440,000	#	Hot Topic, Inc., 9.250%, 06/15/21	1,562,400	0.4
500,000	#	K Hovnanian Enterprises, Inc., 7.000%, 01/15/19	514,062	0.1
400,000	#	K Hovnanian Enterprises, Inc., 7.250%, 10/15/20	436,000	0.1
400,000	#	K Hovnanian Enterprises, Inc., 9.125%, 11/15/20	451,000	0.1
645,000		KB Home, 4.750%, 05/15/19	651,450	0.2
750,000		KB Home, 6.250%, 06/15/15	793,125	0.2
1,000,000		Meritage Homes Corp., 7.150%, 04/15/20	1,120,000	0.3
1,665,000		Meritor, Inc., 6.250%, 02/15/24	1,677,488	0.4
500,000		MGM Mirage, 7.500%, 06/01/16	559,375	0.1
1,500,000		MGM Resorts International, 7.750%, 03/15/22	1,747,500	0.4
500,000		MGM Resorts International, 8.625%, 02/01/19	601,250	0.1
1,000,000	#, &	Michaels FinCo Holdings LLC / Michaels FinCo, Inc., 7.500%, 08/01/18	1,035,000	0.2
1,000,000	#, &	MISA Investments Ltd., 8.625%, 08/15/18	1,032,500	0.2
1,000,000	#	NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp., 5.000%, 08/01/18	1,042,500	0.3
1,100,000		NCL Corp. Ltd., 5.000%, 02/15/18	1,146,750	0.3
250,000	#	Neiman Marcus Group LLC/The, 8.000%, 10/15/21	275,938	0.1
1,250,000	#, &	Neiman Marcus Group LLC/The, 8.750%, 10/15/21	1,387,500	0.3
1,150,000	#, &	New Academy Finance Co., LLC / New Academy Finance Corp., 8.000%, 06/15/18	1,183,063	0.3
1,000,000	#	Oshkosh Corp., 5.375%, 03/01/22	1,022,500	0.2
525,000		Party City Holdings, Inc., 8.875%, 08/01/20	587,344	0.1
1,000,000	#, &	PC Nextco Holdings LLC / PC Nextco Finance, Inc., 8.750%, 08/15/19	1,038,750	0.2
1,020,000	#	PNK Finance Corp., 6.375%, 08/01/21	1,065,900	0.3
320,000		Regal Entertainment Group, 5.750%, 03/15/22	330,400	0.1
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	236,400	0.1
500,000		Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	515,000	0.1

VOYA HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
750,000	#	RSI Home Products, Inc., 6.875%, 03/01/18	$808,125	0.2
750,000		Ryland Group, Inc./The, 6.625%, 05/01/20	819,375	0.2
1,351,000	#, &	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,443,881	0.3
750,000		Shea Homes L.P. / Shea Homes Funding Corp., 8.625%, 05/15/19	830,625	0.2
1,000,000	#	SIWF Merger Sub, Inc. / Springs Industries, Inc., 6.250%, 06/01/21	1,042,500	0.3
2,000,000		Sonic Automotive, Inc., 5.000%, 05/15/23	1,972,500	0.5
1,100,000		Standard Pacific Corp., 8.375%, 01/15/21	1,306,250	0.3
1,100,000		Tops Holding Corp. / Tops Markets LLC, 8.875%, 12/15/17	1,207,250	0.3
800,000		United Continental Holdings, Inc., 6.375%, 06/01/18	865,000	0.2
1,000,000		United Continental Holdings, Inc., 6.000%, 07/15/28	922,500	0.2
1,500,000		US Airways Group, Inc., 6.125%, 06/01/18	1,580,625	0.4
750,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	855,000	0.2
245,000	#	WMG Acquisition Corp., 5.625%, 04/15/22	249,288	0.1
80,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	80,900	0.0
1,125,000		Wolverine World Wide, Inc., 6.125%, 10/15/20	1,220,625	0.3
			59,591,539	14.2

		Consumer, Non-cyclical: 19.2%
1,250,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	1,362,500	0.3
1,665,000	#	American Rock Salt Co., LLC/American Rock Capital Corp., 8.250%, 05/01/18	1,742,006	0.4
1,150,000		Amsurg Corp., 5.625%, 11/30/20	1,201,750	0.3
1,150,000		ARAMARK Corp., 5.750%, 03/15/20	1,220,437	0.3
1,750,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	1,911,875	0.5
1,500,000		Biomet, Inc., 6.500%, 10/01/20	1,601,250	0.4
1,250,000	#	Brand Energy & Infrastructure Services, Inc., 8.500%, 12/01/21	1,328,125	0.3
1,000,000	#, &	Capsugel SA, 7.000%, 05/15/19	1,031,875	0.2
1,500,000	#	Ceridian HCM Holding, Inc., 11.000%, 03/15/21	1,736,250	0.4
500,000	#	CHS/Community Health Systems, Inc., 5.125%, 08/01/21	515,000	0.1
600,000		CHS/Community Health Systems, Inc., 5.125%, 08/15/18	631,500	0.2
1,000,000	#	CHS/Community Health Systems, Inc., 6.875%, 02/01/22	1,050,000	0.2
190,000		CHS/Community Health Systems, Inc., 7.125%, 07/15/20	206,387	0.0
250,000		CHS/Community Health Systems, Inc., 8.000%, 11/15/19	275,937	0.1
145,000		DaVita, Inc., 6.375%, 11/01/18	152,612	0.0
745,000		DaVita, Inc., 6.625%, 11/01/20	801,806	0.2
970,000	#	Diamond Foods, Inc., 7.000%, 03/15/19	1,006,375	0.2
1,000,000	#	Dole Food Co., Inc., 7.250%, 05/01/19	1,006,250	0.2
1,045,000		Eliz Arden, 7.375%, 03/15/21	1,128,600	0.3
384,000		Envision Healthcare Corp., 8.125%, 06/01/19	411,600	0.1
1,465,000	#	First Quality Finance Co., Inc., 4.625%, 05/15/21	1,432,037	0.3
1,610,000	#	Grifols Worldwide Operations Ltd., 5.250%, 04/01/22	1,650,250	0.4
600,000		H&E Equipment Services, Inc., 7.000%, 09/01/22	663,000	0.2
3,620,000		HCA Holdings, Inc., 6.250%, 02/15/21	3,884,260	0.9
1,405,000		HCA Holdings, Inc., 7.750%, 05/15/21	1,552,525	0.4
1,330,000		HCA, Inc., 3.750%, 03/15/19	1,338,312	0.3
360,000		HCA, Inc., 7.250%, 09/15/20	390,150	0.1
1,800,000		HCA, Inc., 7.500%, 02/15/22	2,061,000	0.5
105,000		HCA, Inc., 7.875%, 02/15/20	112,035	0.0
375,000		HDTFS, Inc., 6.250%, 10/15/22	403,125	0.1
309,000		Healthsouth Corp., 7.250%, 10/01/18	328,313	0.1
1,500,000		Hertz Corp., 6.750%, 04/15/19	1,614,375	0.4
1,480,000		Immucor, Inc., 11.125%, 08/15/19	1,679,800	0.4
500,000	#, &	Jaguar Holding Co. I, 9.375%, 10/15/17	528,125	0.1
500,000	#	Jaguar Holding Co., 9.500%, 12/01/19	558,750	0.1
420,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	448,350	0.1
1,150,000	#	JBS USA, LLC/JBS USA Finance, Inc., 7.250%, 06/01/21	1,230,500	0.3
1,000,000	#	KeHE Distributors LLC / KeHE Finance Corp., 7.625%, 08/15/21	1,076,875	0.3
750,000		Lender Processing Services, Inc., 5.750%, 04/15/23	803,438	0.2
1,000,000	#	Logo Merger Sub Corp., 8.375%, 10/15/20	1,067,500	0.3

VOYA HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
750,000	#, &	Michael Foods Holding, Inc., 8.500%, 07/15/18	$785,625	0.2
1,290,000	#	MPH Acquisition Holdings LLC, 6.625%, 04/01/22	1,327,088	0.3
1,000,000	#	Mustang Merger Corp., 8.500%, 08/15/21	1,100,000	0.3
545,000	#	Neff Rental, LLC/Neff Finance Corp., 9.625%, 05/15/16	569,525	0.1
750,000	#	Nord Anglia Education UK Holdings PLC, 10.250%, 04/01/17	840,000	0.2
800,000	#, &	Nord Anglia Education, Inc., 8.500%, 02/15/18	860,000	0.2
620,000		Omnicare, Inc., 7.750%, 06/01/20	685,100	0.2
1,224,000	#	Physio-Control International, Inc., 9.875%, 01/15/19	1,380,060	0.3
1,130,000		Prestige Brands, Inc., 8.125%, 02/01/20	1,272,663	0.3
1,250,000		Reynolds Group Issuer, Inc., 8.250%, 02/15/21	1,370,313	0.3
500,000		Reynolds Group Issuer, Inc., 9.000%, 04/15/19	537,500	0.1
750,000		Reynolds Group Issuer, Inc., 9.875%, 08/15/19	841,875	0.2
500,000		RR Donnelley & Sons Co., 6.500%, 11/15/23	530,625	0.1
500,000		RR Donnelley & Sons Co., 7.000%, 02/15/22	552,500	0.1
750,000		RR Donnelley & Sons Co., 7.875%, 03/15/21	862,500	0.2
190,000		United Rentals North America, Inc., 8.250%, 02/01/21	213,513	0.1
1,495,000	#	Safway Group Holding LLC / Safway Finance Corp., 7.000%, 05/15/18	1,599,650	0.4
1,500,000	#	Salix Pharmaceuticals Ltd, 6.000%, 01/15/21	1,605,000	0.4
1,000,000		Select Medical Corp., 6.375%, 06/01/21	1,020,000	0.2
500,000	#	Select Medical Corp., 6.375%, 06/01/21	510,000	0.1
420,000		ServiceMaster Co., 7.450%, 08/15/27	403,725	0.1
1,050,000	#	Shearer’s Foods, LLC / Chip Fin Corp., 9.000%, 11/01/19	1,152,375	0.3
1,100,000		Spectrum Brands, Inc., 6.375%, 11/15/20	1,196,250	0.3
1,280,000	#	STHI Holding Corp., 8.000%, 03/15/18	1,358,400	0.3
1,000,000	#	Tenet Healthcare Corp., 6.000%, 10/01/20	1,071,875	0.3
1,095,000		Tenet Healthcare Corp., 6.250%, 11/01/18	1,212,028	0.3
1,000,000		Tenet Healthcare Corp., 8.125%, 04/01/22	1,120,000	0.3
750,000		Truven Health Analytics, Inc., 10.625%, 06/01/20	855,000	0.2
165,000		United Rentals North America, Inc., 5.750%, 07/15/18	177,375	0.0
500,000		United Rentals North America, Inc., 6.125%, 06/15/23	532,500	0.1
385,000		United Rentals North America, Inc., 7.375%, 05/15/20	426,869	0.1
285,000		United Rentals North America, Inc., 7.625%, 04/15/22	320,981	0.1
875,000		United Surgical Partners International, Inc., 9.000%, 04/01/20	975,625	0.2
1,000,000		Universal Hospital Services, Inc., 7.625%, 08/15/20	1,075,000	0.3
1,250,000		US Foods, Inc., 8.500%, 06/30/19	1,354,063	0.3
1,000,000	#	Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21	1,130,000	0.3
1,500,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/18	1,657,500	0.4
1,025,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	1,109,563	0.3
490,000	#	VPI Escrow Corp., 6.375%, 10/15/20	531,650	0.1
1,500,000		WellCare Health Plans, Inc., 5.750%, 11/15/20	1,582,500	0.4
			80,851,671	19.2

		Diversified: 0.3%
1,150,000	&	Alphabet Holding Co., Inc., 7.750%, 11/01/17	1,190,250	0.3

		Energy: 14.8%
1,055,000		Alta Mesa Holdings / Alta Mesa Finance Services Corp., 9.625%, 10/15/18	1,139,400	0.3
1,500,000		Approach Resources, Inc., 7.000%, 06/15/21	1,552,500	0.4
1,035,000		Arch Coal, Inc., 7.250%, 06/15/21	786,600	0.2
1,000,000	#	Arch Coal, Inc., 8.000%, 01/15/19	1,002,500	0.2
421,000		Berry Petroleum Co., 10.250%, 06/01/14	426,789	0.1
1,600,000		Bonanza Creek Energy, Inc., 6.750%, 04/15/21	1,716,000	0.4
1,290,000	#	Calumet Specialty Products Partners L.P./Calumet Finance Corp., 6.500%, 04/15/21	1,302,900	0.3
100,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.625%, 01/15/22	106,375	0.0
425,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.375%, 05/01/19	484,500	0.1

VOYA HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
825,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.375%, 05/01/19	$940,500	0.2
400,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.625%, 08/01/20	461,000	0.1
750,000		Chaparral Energy, Inc., 7.625%, 11/15/22	815,625	0.2
895,000		Chaparral Energy, Inc., 8.250%, 09/01/21	988,975	0.2
1,525,000		Chesapeake Energy Corp., 6.125%, 02/15/21	1,669,875	0.4
1,200,000		Chesapeake Energy Corp., 6.625%, 08/15/20	1,353,000	0.3
1,000,000		Clayton Williams Energy, Inc., 7.750%, 04/01/19	1,067,500	0.3
970,000		Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 6.375%, 03/15/24	999,100	0.2
1,500,000	#	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.125%, 03/01/22	1,575,000	0.4
1,800,000	#	CrownRock L.P. / CrownRock Finance, Inc., 7.125%, 04/15/21	1,917,000	0.5
625,000		El Paso Corp., 7.250%, 06/01/18	714,287	0.2
1,200,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,378,500	0.3
1,500,000	#	Energy XXI Gulf Coast, Inc., 7.500%, 12/15/21	1,578,750	0.4
750,000		EPL Oil & Gas, Inc., 8.250%, 02/15/18	815,625	0.2
1,000,000		Genesis Energy L.P. / Genesis Energy Finance Corp., 5.750%, 02/15/21	1,040,000	0.2
1,550,000		Halcon Resources Corp., 8.875%, 05/15/21	1,615,875	0.4
875,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 8.000%, 02/15/20	951,562	0.2
325,000	#	Jones Energy Holdings LLC / Jones Energy Finance Corp., 6.750%, 04/01/22	331,500	0.1
750,000		Kodiak Oil & Gas Corp., 5.500%, 01/15/21	773,437	0.2
250,000		Kodiak Oil & Gas Corp., 5.500%, 02/01/22	257,187	0.1
500,000	#	Laredo Petroleum, Inc., 5.625%, 01/15/22	506,875	0.1
1,000,000		Legacy Reserves L.P. / Legacy Reserves Finance Corp., 6.625%, 12/01/21	1,002,500	0.2
500,000		Legacy Reserves L.P. / Legacy Reserves Finance Corp., 8.000%, 12/01/20	537,500	0.1
1,345,000	#	Linn Energy, LLC/Linn Energy Finance Corp., 7.250%, 11/01/19	1,408,887	0.3
525,000		Linn Energy, LLC/Linn Energy Finance Corp., 7.750%, 02/01/21	567,000	0.1
1,000,000		Memorial Production Partners L.P. / Memorial Production Finance Corp., 7.625%, 05/01/21	1,060,000	0.3
1,000,000	#	Murray Energy Corp., 8.625%, 06/15/21	1,057,500	0.3
215,000		Oasis Petroleum, Inc., 6.500%, 11/01/21	232,200	0.1
500,000		Oasis Petroleum, Inc., 6.875%, 01/15/23	545,000	0.1
500,000	#	Oasis Petroleum, Inc., 6.875%, 03/15/22	543,750	0.1
405,000		Oasis Petroleum, Inc., 7.250%, 02/01/19	435,375	0.1
925,000	#	PetroBakken Energy Ltd., 8.625%, 02/01/20	929,625	0.2
700,000		QR Energy L.P. / QRE Finance Corp., 9.250%, 08/01/20	752,500	0.2
1,000,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	935,000	0.2
1,000,000		Rex Energy Corp., 8.875%, 12/01/20	1,110,000	0.3
1,750,000	#	RKI Exploration & Production LLC / RKI Finance Corp., 8.500%, 08/01/21	1,898,750	0.5
1,815,000		Rosetta Resources, Inc., 5.625%, 05/01/21	1,864,913	0.4
1,595,000	#	Sanchez Energy Corp., 7.750%, 06/15/21	1,710,638	0.4
1,100,000		SandRidge Energy, Inc., 7.500%, 02/15/23	1,171,500	0.3
500,000		SandRidge Energy, Inc., 7.500%, 03/15/21	536,250	0.1
450,000		SandRidge Energy, Inc., 8.125%, 10/15/22	492,750	0.1
1,000,000		SemGroup Corp., 7.500%, 06/15/21	1,090,000	0.3
500,000	#	SM Energy Co., 5.000%, 01/15/24	488,750	0.1
600,000		SM Energy Co., 6.500%, 01/01/23	643,500	0.2
1,500,000		Stone Energy Corp., 7.500%, 11/15/22	1,631,250	0.4
1,000,000	#	Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 7.500%, 07/01/21	1,075,000	0.3
500,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	538,750	0.1

VOYA HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
390,000		SunCoke Energy, Inc., 7.625%, 08/01/19	$418,275	0.1
1,645,000	#	Talos Production LLC, 9.750%, 02/15/18	1,731,363	0.4
2,000,000		Tesoro Corp., 4.250%, 10/01/17	2,110,000	0.5
1,250,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	1,331,250	0.3
780,000		Westmoreland Coal Co/Westmoreland Partners, 10.750%, 02/01/18	854,100	0.2
1,000,000	#	Westmoreland Escrow Corp., 10.750%, 02/01/18	1,095,000	0.3
			62,067,613	14.8

		Financial: 4.8%
500,000		Ally Financial, Inc., 3.125%, 01/15/16	511,749	0.1
1,000,000		Ally Financial, Inc., 3.500%, 01/27/19	1,001,250	0.2
1,500,000		Ally Financial, Inc., 7.500%, 09/15/20	1,788,750	0.4
735,000		Ally Financial, Inc., 8.000%, 03/15/20	889,350	0.2
455,000		Ally Financial, Inc., 8.300%, 02/12/15	482,016	0.1
540,000		American General Finance Corp., 5.400%, 12/01/15	567,000	0.1
200,000	#	Boyd Acquisition Sub, LLC/Boyd Acquisition Finance Corp., 8.375%, 02/15/18	217,000	0.1
500,000	#	C-B Stage I, Inc., 8.750%, 12/15/19	555,000	0.1
520,000		CIT Group, Inc., 4.250%, 08/15/17	546,000	0.1
1,000,000		CIT Group, Inc., 5.250%, 03/15/18	1,078,750	0.3
250,000		CIT Group, Inc., 5.375%, 05/15/20	269,375	0.1
250,000		CIT Group, Inc., 5.000%, 05/15/17	268,437	0.1
810,000		CIT Group, Inc., 5.000%, 08/15/22	843,922	0.2
290,000	#	CIT Group, Inc., 6.625%, 04/01/18	325,887	0.1
1,150,000	#	CNG Holdings, Inc./OH, 9.375%, 05/15/20	1,063,750	0.3
1,150,000		Crown Castle International Corp., 5.250%, 01/15/23	1,174,437	0.3
1,000,000	#	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 4.875%, 03/15/19	1,020,000	0.2
1,000,000	#	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.000%, 08/01/20	1,065,000	0.3
1,115,000		International Lease Finance Corp., 5.875%, 08/15/22	1,183,294	0.3
510,000		International Lease Finance Corp., 6.250%, 05/15/19	564,825	0.1
470,000		International Lease Finance Corp., 8.250%, 12/15/20	569,834	0.1
500,000	#	Realogy Corp., 7.625%, 01/15/20	558,750	0.1
770,000	#	Realogy Corp., 7.875%, 02/15/19	834,488	0.2
1,000,000	#, &	Sophia Holding Finance L.P. / Sophia Holding Finance, Inc., 9.625%, 12/01/18	1,052,500	0.2
595,000		Springleaf Finance Corp., 6.900%, 12/15/17	655,988	0.2
1,200,000		Synovus Financial Corp., 5.125%, 06/15/17	1,263,000	0.3
			20,350,352	4.8

		Industrial: 9.7%
1,100,000	#	Accudyne Industries Borrower / Accudyne Industries LLC, 7.750%, 12/15/20	1,190,750	0.3
1,509,000		ADS Waste Holdings, Inc., 8.250%, 10/01/20	1,648,582	0.4
444,000	#	Ainsworth Lumber Co. Ltd., 7.500%, 12/15/17	476,190	0.1
1,165,000		Anixter, Inc., 5.625%, 05/01/19	1,246,550	0.3
88,235	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	93,309	0.0
745,000	#	Ardagh Packaging Finance Plc, 9.125%, 10/15/20	834,400	0.2
1,000,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.750%, 01/31/21	1,047,500	0.2
1,480,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	1,472,600	0.3
250,000	#	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is, 6.000%, 06/15/17	259,375	0.1
1,045,500	#, &	BOE Intermediate Holding Corp., 9.000%, 11/01/17	1,140,248	0.3
750,000	#, &	BOE Merger Corp., 9.500%, 11/01/17	798,750	0.2
500,000		Boise Cascade Co., 6.375%, 11/01/20	538,750	0.1
700,000	#	Bombardier, Inc., 4.250%, 01/15/16	731,500	0.2
165,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	179,438	0.0
335,000	#	Building Materials Corp. of America, 7.500%, 03/15/20	362,638	0.1
1,000,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,110,000	0.3

VOYA HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrial: (continued)
1,700,000	#	Consolidated Container Co., LLC/Consolidated Container Capital, Inc., 10.125%, 07/15/20	$1,814,750	0.4
500,000		Covanta Holding Corp., 5.875%, 03/01/24	510,451	0.1
670,000		Covanta Holding Corp., 7.250%, 12/01/20	735,325	0.2
1,000,000	#	CTP Transportation Products LLC / CTP Finance, Inc., 8.250%, 12/15/19	1,082,500	0.3
1,000,000	#	Darling Escrow Corp., 5.375%, 01/15/22	1,028,750	0.2
1,250,000	#	Dematic SA / DH Services Luxembourg Sarl, 7.750%, 12/15/20	1,340,625	0.3
860,000		Ducommun, Inc., 9.750%, 07/15/18	967,500	0.2
200,000	#	Emeco Pty Ltd., 9.875%, 03/15/19	206,500	0.0
605,000		Florida East Coast Railway Corp., 8.125%, 02/01/17	632,981	0.2
1,250,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	1,293,750	0.3
1,000,000		Headwaters, Inc., 7.625%, 04/01/19	1,082,500	0.3
500,000	#	Headwaters, Inc., 7.250%, 01/15/19	523,750	0.1
1,000,000	&	Interline Brands, Inc., 10.000%, 11/15/18	1,092,500	0.3
880,000	#	JM Huber Corp., 9.875%, 11/01/19	1,016,400	0.2
1,110,000		Kemet Corp., 10.500%, 05/01/18	1,168,275	0.3
509,000		Martin Midstream Partners L.P. / Martin Midstream Finance Corp., 8.875%, 04/01/18	531,589	0.1
285,000	#	Mcron Finance Sub, LLC / Mcron Finance Corp., 8.375%, 05/15/19	316,350	0.1
500,000	#	Milacron LLC / Mcron Finance Corp., 7.750%, 02/15/21	542,500	0.1
1,100,000		Nortek, Inc., 8.500%, 04/15/21	1,234,750	0.3
1,500,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	1,580,625	0.4
1,750,000	#	Roofing Supply Group, LLC / Roofing Supply Finance, Inc., 10.000%, 06/01/20	1,973,125	0.5
310,000		SPX Corp., 6.875%, 09/01/17	353,400	0.1
1,470,000	#	Syncreon Group BV / Syncreon Global Finance US, Inc., 8.625%, 11/01/21	1,539,825	0.4
2,000,000		TransDigm, Inc., 7.750%, 12/15/18	2,155,000	0.5
1,250,000	#	Waterjet Holdings, Inc., 7.625%, 02/01/20	1,328,125	0.3
1,500,000	#	Wise Metals Group LLC / Wise Alloys Finance Corp., 8.750%, 12/15/18	1,616,250	0.4
			40,798,676	9.7

		Technology: 6.4%
1,000,000	#	ACI Worldwide, Inc., 6.375%, 08/15/20	1,056,250	0.3
1,545,000	#	Activision Blizzard, Inc., 6.125%, 09/15/23	1,685,981	0.4
1,555,000		Aspect Software, Inc., 10.625%, 05/15/17	1,652,187	0.4
750,000	#	Audatex North America, Inc., 6.125%, 11/01/23	801,563	0.2
335,000	#	Audatex North America, Inc., 6.000%, 06/15/21	359,287	0.1
1,290,000	#	BCP Singapore VI Cayman Financing Co. Ltd., 8.000%, 04/15/21	1,315,800	0.3
1,750,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	1,850,625	0.4
1,575,000		CDW, LLC / CDW Finance Corp., 8.500%, 04/01/19	1,732,500	0.4
22,000		CDW, LLC / CDW Finance Corp., 12.535%, 10/12/17	23,100	0.0
1,000,000	#, &	Eagle Midco, Inc., 9.000%, 06/15/18	1,055,000	0.2
1,795,000		Emdeon, Inc., 11.000%, 12/31/19	2,093,419	0.5
645,000	#	Entegris, Inc., 6.000%, 04/01/22	661,125	0.2
1,050,000		Epicor Software Corp., 8.625%, 05/01/19	1,153,688	0.3
1,200,000	#	First Data Corp., 6.750%, 11/01/20	1,296,000	0.3
145,000	#	First Data Corp., 8.250%, 01/15/21	158,050	0.0
646,000	#, &	First Data Corp., 8.750%, 01/15/22	708,985	0.2
1,850,000		First Data Corp., 10.625%, 06/15/21	2,090,500	0.5
750,000		First Data Corp., 11.750%, 08/15/21	791,250	0.2
1,000,000	#, &	Healthcare Technology Intermediate, Inc., 7.375%, 09/01/18	1,020,000	0.2
665,000	#	iGATE Corp., 4.750%, 04/15/19	670,819	0.2
750,000	#	IMS Health, Inc., 6.000%, 11/01/20	791,250	0.2
355,000		Infor US, Inc., 9.375%, 04/01/19	401,594	0.1
500,000		Infor US, Inc., 11.500%, 07/15/18	581,250	0.1
620,000		MedAssets, Inc., 8.000%, 11/15/18	666,500	0.2
1,300,000	#	NCR Escrow Corp., 6.375%, 12/15/23	1,387,750	0.3
200,000	#	NCR Escrow Corp., 5.875%, 12/15/21	211,500	0.0
525,000		SSI Investments II/SSI Co-Issuer, LLC, 11.125%, 06/01/18	562,406	0.1

VOYA HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
300,000		Unisys Corp., 6.250%, 08/15/17	$328,875	0.1
			27,107,254	6.4

		Utilities: 2.1%
710,000		AES Corp., 7.375%, 07/01/21	812,950	0.2
1,271,000	#	Calpine Corp., 7.500%, 02/15/21	1,394,922	0.3
366,000	#	Calpine Corp., 7.875%, 07/31/20	404,430	0.1
500,000		DPL, Inc., 6.500%, 10/15/16	542,500	0.1
1,000,000		DPL, Inc., 7.250%, 10/15/21	1,037,500	0.3
1,500,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	1,608,750	0.4
1,000,000	#	NRG Energy, Inc., 6.250%, 07/15/22	1,032,500	0.3
830,000		NRG Energy, Inc., 7.625%, 05/15/19	867,350	0.2
830,000		NRG Energy, Inc., 7.875%, 05/15/21	917,150	0.2
			8,618,052	2.1

		Total Corporate Bonds/Notes (Cost $381,813,167)	399,142,520	94.9

ASSET-BACKED SECURITIES: 0.3%
		Other Asset-Backed Securities: 0.3%
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,084,188	0.3

		Total Asset-Backed Securities (Cost $997,500)	1,084,188	0.3

Shares			Value	Percentage of Net Assets

COMMON STOCK: 0.0%
		Consumer Discretionary: 0.0%
195	@	American Media, Inc.	97	0.0
5,810	@,X	American Media, Inc., Stock Certificates	1	0.0

		Total Common Stock (Cost $136,656)	98	0.0

		Total Long-Term Investments (Cost $382,947,323)	400,226,806	95.2

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.7%
		Commercial Paper: 1.7%
3,100,000		American Electric Power Company, Inc., 0.220%, 04/04/14	3,099,924	0.7
4,000,000		Virgin Electric & Power Co., 0.200%, 04/28/14	3,999,378	1.0
			7,099,302	1.7

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.0%
4,072,756		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $4,072,756)	4,072,756	1.0

		Total Short-Term Investments (Cost $11,172,058)	11,172,058	2.7

		Total Investments in Securities (Cost $394,119,381)	$411,398,864	97.9
		Assets in Excess of Other Liabilities	8,971,913	2.1
		Net Assets	$420,370,777	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of March 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

&	Payment-in-kind

X	Fair value determined by Voya funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

Cost for federal income tax purposes is $394,121,596.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$18,060,833
Gross Unrealized Depreciation	(783,565)
Net Unrealized Appreciation	$17,277,268

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 28.5%
		Basic Materials: 2.4%
2,564,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	$2,605,942	0.2
2,000,000		ArcelorMittal, 6.000%, 03/01/21	2,142,500	0.1
982,000	L	Barrick Gold Corp., 2.500%, 05/01/18	979,373	0.1
1,373,000		Barrick Gold Corp., 4.100%, 05/01/23	1,305,080	0.1
1,484,000		BHP Billiton Finance USA Ltd, 5.000%, 09/30/43	1,576,539	0.1
1,531,000		CF Industries, Inc., 5.375%, 03/15/44	1,602,221	0.1
1,660,000		Chemtura Corp., 5.750%, 07/15/21	1,730,550	0.1
1,500,000	#	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	1,466,250	0.1
2,110,000	#, L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	2,281,437	0.1
1,649,000		Freeport-McMoRan Copper & Gold, Inc., 2.375%, 03/15/18	1,646,213	0.1
1,334,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	1,327,361	0.1
1,126,000		Goldcorp, Inc., 3.700%, 03/15/23	1,063,588	0.1
2,010,000		Huntsman International LLC, 4.875%, 11/15/20	2,032,612	0.1
2,921,000	#	Kinross Gold Corp., 5.950%, 03/15/24	2,932,179	0.2
1,378,000		LYB International Finance BV, 4.000%, 07/15/23	1,408,257	0.1
1,770,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,774,425	0.1
3,150,000		MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.550%, 10/28/20	3,110,625	0.2
1,655,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	1,777,056	0.1
1,300,000		Rio Tinto Finance USA PLC, 2.250%, 12/14/18	1,301,715	0.1
880,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	887,700	0.0
1,028,000		Vale Overseas Ltd., 4.625%, 09/15/20	1,073,778	0.1
2,017,000	#	Xstrata Finance Canada Ltd., 4.250%, 10/25/22	1,970,583	0.1
778,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	805,526	0.0
			38,801,510	2.4

		Communications: 4.0%
2,257,000		AT&T, Inc., 3.900%, 03/11/24	2,255,553	0.1
1,043,000		AT&T, Inc., 5.350%, 09/01/40	1,069,670	0.1
740,000		Cablevision Systems Corp., 8.625%, 09/15/17	880,600	0.1
1,025,000		CC Holdings GS V LLC / Crown Castle GS III Corp., 2.381%, 12/15/17	1,026,157	0.1
2,110,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/22	2,091,538	0.1
920,000		CenturyLink, Inc., 6.750%, 12/01/23	980,950	0.1
1,538,000		Comcast Corp., 4.750%, 03/01/44	1,567,380	0.1
772,000	#	COX Communications, Inc., 4.500%, 06/30/43	675,373	0.0
670,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.800%, 03/15/22	664,200	0.0
1,500,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	1,423,187	0.1
510,000		DISH DBS Corp., 4.250%, 04/01/18	533,588	0.0
1,500,000		DISH DBS Corp., 5.875%, 07/15/22	1,605,000	0.1
2,391,000		eBay, Inc., 4.000%, 07/15/42	2,123,261	0.1
1,740,000	#	Gannett Co., Inc., 6.375%, 10/15/23	1,850,925	0.1
1,025,000		Mediacom LLC / Mediacom Capital Corp., 7.250%, 02/15/22	1,122,375	0.1
699,000		Motorola Solutions, Inc., 3.500%, 03/01/23	669,575	0.0
671,000		Motorola Solutions, Inc., 3.750%, 05/15/22	663,685	0.0
1,547,000		21st Century Fox America, Inc., 3.000%, 09/15/22	1,488,890	0.1
770,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	872,025	0.1
2,640,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	2,785,200	0.2
2,110,000	#	Softbank Corp., 4.500%, 04/15/20	2,110,000	0.1
2,600,000	#	Telefonica Chile SA, 3.875%, 10/12/22	2,477,301	0.2
625,000		Telefonica Emisiones SAU, 3.192%, 04/27/18	641,498	0.0
1,428,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	1,498,859	0.1
1,245,000		Thomson Reuters Corp., 4.300%, 11/23/23	1,277,829	0.1
1,371,000		Thomson Reuters Corp., 5.650%, 11/23/43	1,454,787	0.1
2,833,000		Time Warner Cable, Inc., 5.875%, 11/15/40	3,080,420	0.2
2,812,000	L	Time Warner, Inc., 4.050%, 12/15/23	2,892,044	0.2
1,881,000		Time Warner, Inc., 5.350%, 12/15/43	2,012,258	0.1
1,251,000		Time Warner, Inc., 6.500%, 11/15/36	1,487,954	0.1
1,000,000	L	T-Mobile USA, Inc., 5.250%, 09/01/18	1,061,250	0.1

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
575,000		T-Mobile USA, Inc., 6.250%, 04/01/21	$610,219	0.0
1,435,000		T-Mobile USA, Inc., 6.625%, 04/01/23	1,528,275	0.1
2,089,000		Verizon Communications, Inc., 4.150%, 03/15/24	2,126,936	0.1
1,664,000		Verizon Communications, Inc., 5.050%, 03/15/34	1,712,439	0.1
4,814,000		Verizon Communications, Inc., 5.150%, 09/15/23	5,278,724	0.3
2,155,000		Verizon Communications, Inc., 6.550%, 09/15/43	2,631,979	0.2
2,551,000		Viacom, Inc., 4.250%, 09/01/23	2,629,647	0.2
1,200,000		Viacom, Inc., 4.375%, 03/15/43	1,070,568	0.1
571,000		Vodafone Group PLC, 2.950%, 02/19/23	536,449	0.0
			64,468,568	4.0

		Consumer, Cyclical: 1.8%
1,375,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,474,687	0.1
2,010,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	2,283,862	0.2
2,050,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	2,229,375	0.1
1,466,000		Ford Motor Co., 4.750%, 01/15/43	1,423,121	0.1
2,623,000		Kohl’s Corp., 4.750%, 12/15/23	2,726,729	0.2
900,000		Lennar Corp., 4.750%, 12/15/17	958,500	0.1
2,292,000		MDC Holdings, Inc., 6.000%, 01/15/43	2,028,420	0.1
1,945,000	#	PNK Finance Corp., 6.375%, 08/01/21	2,032,525	0.1
335,000		Ryland Group, Inc./The, 6.625%, 05/01/20	365,987	0.0
1,680,000	#, &	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,795,500	0.1
269,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	297,918	0.0
863,000		Toll Brothers Finance Corp., 6.750%, 11/01/19	983,820	0.1
1,210,000	#	TRW Automotive, Inc., 4.450%, 12/01/23	1,219,075	0.1
1,516,000		Walgreen Co., 4.400%, 09/15/42	1,426,644	0.1
2,088,000		Whirlpool Corp., 4.000%, 03/01/24	2,098,530	0.1
1,768,000		Yum! Brands, Inc., 3.875%, 11/01/23	1,759,201	0.1
3,182,000		Yum! Brands, Inc., 5.350%, 11/01/43	3,336,022	0.2
			28,439,916	1.8

		Consumer, Non-cyclical: 2.7%
1,165,000		Altria Group, Inc., 4.000%, 01/31/24	1,169,736	0.1
1,773,000		Altria Group, Inc., 5.375%, 01/31/44	1,860,508	0.1
785,000		Amgen, Inc., 3.875%, 11/15/21	820,185	0.0
366,000		Amgen, Inc., 5.150%, 11/15/41	378,451	0.0
3,251,000		Celgene Corp., 3.250%, 08/15/22	3,174,491	0.2
319,000		Constellation Brands, Inc., 7.250%, 05/15/17	371,635	0.0
1,140,000	#	ERAC USA Finance LLC, 2.800%, 11/01/18	1,162,133	0.1
1,420,000	#	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20	1,400,475	0.1
600,000		HCA Holdings, Inc., 7.750%, 05/15/21	663,000	0.0
1,395,000		HCA, Inc., 7.250%, 09/15/20	1,511,831	0.1
804,000		Healthsouth Corp., 7.250%, 10/01/18	854,250	0.1
1,153,000		Humana, Inc., 3.150%, 12/01/22	1,099,112	0.1
600,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	558,000	0.0
2,098,000		McKesson Corp., 3.796%, 03/15/24	2,104,590	0.1
464,000		Medtronic, Inc., 2.750%, 04/01/23	439,841	0.0
1,155,000		Medtronic, Inc., 3.625%, 03/15/24	1,162,270	0.1
3,433,000		Mondelez International, Inc., 4.000%, 02/01/24	3,491,025	0.2
1,657,000		Reynolds American, Inc., 4.850%, 09/15/23	1,739,263	0.1
2,000,000		Reynolds Group Issuer, Inc., 5.750%, 10/15/20	2,105,000	0.1
1,434,000		St Jude Medical, Inc., 3.250%, 04/15/23	1,393,677	0.1
1,320,000		St Jude Medical, Inc., 4.750%, 04/15/43	1,325,933	0.1
1,960,000	#	Tenet Healthcare Corp., 6.000%, 10/01/20	2,100,875	0.1
915,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	1,015,650	0.1
1,000,000	#	VPI Escrow Corp., 6.375%, 10/15/20	1,085,000	0.1
2,171,000		WellPoint, Inc., 4.625%, 05/15/42	2,102,490	0.1
1,753,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	1,760,410	0.1
2,464,000	#	WM Wrigley Jr Co., 2.900%, 10/21/19	2,490,158	0.2
1,146,000	#	WM Wrigley Jr Co., 3.375%, 10/21/20	1,159,110	0.1
1,267,000		Zoetis, Inc., 1.875%, 02/01/18	1,259,792	0.1
1,774,000		Zoetis, Inc., 3.250%, 02/01/23	1,714,601	0.1
636,000		Zoetis, Inc., 4.700%, 02/01/43	631,880	0.0
			44,105,372	2.7

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Diversified: 0.1%
1,700,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	$1,836,000	0.1

		Energy: 3.9%
825,000	L	Alpha Natural Resources, Inc., 6.250%, 06/01/21	624,937	0.0
200,000	L	Alpha Natural Resources, Inc., 6.000%, 06/01/19	154,500	0.0
870,000		Anadarko Petroleum Corp., 6.375%, 09/15/17	996,941	0.1
870,000	#	Antero Resources Finance Corp., 5.375%, 11/01/21	883,594	0.1
2,441,000		BP Capital Markets PLC, 2.750%, 05/10/23	2,294,264	0.1
1,980,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.375%, 05/01/19	2,257,200	0.1
2,551,000		Cenovus Energy, Inc., 3.800%, 09/15/23	2,547,431	0.2
1,300,000		Chesapeake Energy Corp., 6.125%, 02/15/21	1,423,500	0.1
375,000		Chesapeake Energy Corp., 6.625%, 08/15/20	422,813	0.0
2,172,000		Diamond Offshore Drilling, Inc., 3.450%, 11/01/23	2,115,222	0.1
1,467,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	1,659,544	0.1
1,523,000		Enbridge Energy Partners, 9.875%, 03/01/19	1,997,763	0.1
1,770,000		Enbridge, Inc., 4.000%, 10/01/23	1,777,285	0.1
1,070,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,229,163	0.1
1,217,000		Energy Transfer Partners L.P., 4.650%, 06/01/21	1,281,456	0.1
2,074,000		Energy Transfer Partners L.P., 6.050%, 06/01/41	2,255,037	0.1
1,244,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	1,609,437	0.1
1,810,000		FMC Technologies, Inc., 3.450%, 10/01/22	1,732,901	0.1
600,000		Gazprom OAO Via Gaz Capital SA, 4.950%, 02/06/28	517,500	0.0
1,250,000	L	Gazprom OAO Via Gaz Capital SA, 6.212%, 11/22/16	1,331,250	0.1
2,300,000		Gazprom OAO Via Gaz Capital SA, 6.510%, 03/07/22	2,380,500	0.2
2,900,000		Gazprom OAO Via Gaz Capital SA, 7.288%, 08/16/37	3,001,500	0.2
1,800,000	±, X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	—	—
600,000	#	KazMunayGas National Co. JSC, 4.400%, 04/30/23	567,000	0.0
3,200,000	#	Lukoil International Finance BV, 3.416%, 04/24/18	3,120,800	0.2
800,000		Lukoil International Finance BV, 4.563%, 04/24/23	734,000	0.1
400,000		Lukoil International Finance BV, 6.125%, 11/09/20	416,000	0.0
2,254,000		Marathon Petroleum Corp., 6.500%, 03/01/41	2,738,599	0.2
650,000		ONEOK Partners L.P., 2.000%, 10/01/17	653,537	0.0
663,000		ONEOK Partners L.P., 3.375%, 10/01/22	640,479	0.0
1,500,000		Pertamina Persero PT, 5.625%, 05/20/43	1,276,875	0.1
2,332,000		Petrobras Global Finance BV, 4.375%, 05/20/23	2,139,943	0.1
448,000		Petrobras International Finance Co. — Pifco, 3.500%, 02/06/17	454,025	0.0
1,443,000		Phillips 66, 2.950%, 05/01/17	1,506,649	0.1
830,000		Plains Exploration & Production Co., 8.625%, 10/15/19	905,738	0.1
1,220,000		Rowan Cos, Inc., 5.850%, 01/15/44	1,243,853	0.1
2,050,000		SandRidge Energy, Inc., 7.500%, 03/15/21	2,198,625	0.1
790,000		Transcontinental Gas Pipe Line Corp., 6.400%, 04/15/16	871,409	0.1
2,600,000		Transocean, Inc., 2.500%, 10/15/17	2,619,435	0.2
1,070,000		Transocean, Inc., 3.800%, 10/15/22	1,024,900	0.1
2,042,000		Weatherford International Ltd., 5.950%, 04/15/42	2,207,831	0.1
969,000		Weatherford International Ltd., 6.750%, 09/15/40	1,132,072	0.1
1,782,000		Williams Partners L.P., 4.500%, 11/15/23	1,827,047	0.1
			62,772,555	3.9

		Financial: 10.1%
3,513,600	L	Aegon NV, 3.039%, 07/29/49	3,163,347	0.2
1,636,000		American International Group, Inc., 3.375%, 08/15/20	1,673,190	0.1
1,050,000		American International Group, Inc., 5.850%, 01/16/18	1,201,205	0.1
1,257,000		American International Group, Inc., 8.175%, 05/15/68	1,657,669	0.1
1,100,000		Air Lease Corp., 3.875%, 04/01/21	1,105,500	0.1
2,894,000		American Tower Corp., 3.400%, 02/15/19	2,969,774	0.2
1,410,000		American Tower Corp., 4.500%, 01/15/18	1,522,274	0.1
2,199,000		Arch Capital Group US, Inc., 5.144%, 11/01/43	2,324,627	0.1

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
2,425,000	#, L	Australia & New Zealand Banking Group Ltd., 4.500%, 03/19/24	$2,423,497	0.1
1,531,000		AXIS Specialty Finance PLC, 2.650%, 04/01/19	1,530,977	0.1
400,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	378,500	0.0
1,973,000		Bank of America Corp., 4.125%, 01/22/24	1,999,527	0.1
1,576,000		Bank of America Corp., 4.100%, 07/24/23	1,601,865	0.1
1,725,000		Bank of America Corp., 4.000%, 04/01/24	1,726,749	0.1
3,551,000		Bank of America Corp., 5.000%, 01/21/44	3,639,310	0.2
1,314,000		Bank of America Corp., 8.000%, 12/29/49	1,495,353	0.1
1,996,000		Barclays Bank PLC, 7.625%, 11/21/22	2,205,580	0.1
1,611,000		BioMed Realty L.P., 4.250%, 07/15/22	1,600,074	0.1
1,333,000		BPCE SA, 2.500%, 12/10/18	1,341,214	0.1
1,034,000	#	BPCE SA, 5.150%, 07/21/24	1,030,848	0.1
2,388,000	#	BPCE SA, 5.700%, 10/22/23	2,487,078	0.2
700,000	#	Caixa Economica Federal, 4.500%, 10/03/18	714,000	0.0
1,682,000		Citigroup, Inc., 3.500%, 05/15/23	1,590,154	0.1
1,740,000		Citigroup, Inc., 5.500%, 09/13/25	1,857,695	0.1
489,000		Citigroup, Inc., 5.875%, 01/30/42	563,333	0.0
1,603,000		Citigroup, Inc., 5.900%, 12/29/49	1,576,578	0.1
783,000		Citigroup, Inc., 6.675%, 09/13/43	920,108	0.1
2,961,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 5.750%, 12/01/43	3,243,260	0.2
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,207,800	0.1
1,455,000	#, L	Credit Agricole SA, 7.875%, 01/29/49	1,538,663	0.1
4,386,000	#	Credit Suisse AG, 6.500%, 08/08/23	4,824,600	0.3
1,730,000	#	Credit Suisse Group AG, 7.500%, 12/29/49	1,881,392	0.1
2,881,000		Deutsche Bank AG, 4.296%, 05/24/28	2,720,018	0.2
805,000		Discover Financial Services, 3.850%, 11/21/22	791,750	0.0
367,000		Discover Financial Services, 6.450%, 06/12/17	417,563	0.0
1,383,000		Discover Bank/Greenwood DE, 4.250%, 03/13/26	1,389,727	0.1
1,284,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	1,279,702	0.1
1,577,000		Duke Realty L.P., 3.875%, 02/15/21	1,582,554	0.1
1,260,000		ERP Operating L.P., 3.000%, 04/15/23	1,192,081	0.1
1,840,000		Equity One, Inc., 3.750%, 11/15/22	1,775,736	0.1
1,995,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	2,048,674	0.1
561,000		Ford Motor Co., 3.000%, 06/12/17	583,227	0.0
1,065,000		Ford Motor Credit Co. LLC, 8.125%, 01/15/20	1,344,992	0.1
1,828,000		General Electric Capital Corp., 5.300%, 02/11/21	2,059,247	0.1
1,200,000		General Electric Capital Corp., 6.250%, 12/15/49	1,289,489	0.1
1,700,000		General Electric Capital Corp., 7.125%, 12/15/49	1,941,069	0.1
1,590,000		Genworth Holdings, Inc., 4.800%, 02/15/24	1,657,515	0.1
1,964,000		Genworth Holdings, Inc., 4.900%, 08/15/23	2,063,626	0.1
2,048,000		Goldman Sachs Group, Inc., 2.900%, 07/19/18	2,091,192	0.1
2,898,000		Goldman Sachs Group, Inc., 3.625%, 01/22/23	2,856,489	0.2
2,626,000		Goldman Sachs Group, Inc., 4.000%, 03/03/24	2,620,057	0.2
998,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	1,146,803	0.1
593,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	752,637	0.0
930,000		Hartford Financial Services Group, Inc., 8.125%, 06/15/38	1,096,238	0.1
1,763,000	#	HBOS PLC, 6.750%, 05/21/18	2,001,504	0.1
1,815,000		HSBC Holdings PLC, 4.250%, 03/14/24	1,821,162	0.1
1,670,000		HSBC Holdings PLC, 5.250%, 03/14/44	1,695,022	0.1
3,121,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	3,146,046	0.2
2,100,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	2,186,268	0.1
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,210,698	0.1
1,500,000		Intesa Sanpaolo SpA, 2.375%, 01/13/17	1,506,267	0.1
2,755,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	2,806,119	0.2
1,728,000		Intesa Sanpaolo SpA, 5.250%, 01/12/24	1,778,791	0.1
559,000	#	IPIC GMTN Ltd., 3.750%, 03/01/17	598,130	0.0
800,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	907,000	0.1
326,000		Itau Unibanco Holding SA/Cayman Island, 5.750%, 01/22/21	340,670	0.0
2,780,000		JPMorgan Chase & Co., 3.375%, 05/01/23	2,637,041	0.2

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
1,643,000		JPMorgan Chase & Co., 6.000%, 12/29/49	$1,626,570	0.1
1,202,000		JPMorgan Chase & Co., 6.125%, 12/29/49	1,188,173	0.1
1,318,000		Kilroy Realty L.P., 3.800%, 01/15/23	1,287,349	0.1
1,705,000		Kimco Realty Corp., 3.125%, 06/01/23	1,598,001	0.1
3,294,000		MetLife, Inc., 4.875%, 11/13/43	3,433,511	0.2
1,921,000	#	Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/24	1,933,596	0.1
1,353,000		Morgan Stanley, 2.125%, 04/25/18	1,351,686	0.1
2,603,000		Morgan Stanley, 4.100%, 05/22/23	2,581,832	0.2
2,228,000		Morgan Stanley, 5.000%, 11/24/25	2,297,854	0.1
435,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	467,625	0.0
DKK 10	X	Nordea Kredit Realkreditaktieselskab, 6.000%, 07/01/29	—	—
868,000		PNC Bank NA, 4.200%, 11/01/25	892,125	0.1
1,210,000		ProLogis L.P., 4.250%, 08/15/23	1,233,140	0.1
1,147,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	1,135,063	0.1
506,000		Regions Bank/Birmingham AL, 6.450%, 06/26/37	555,590	0.0
1,415,000		Royal Bank of Scotland Group PLC, 6.000%, 12/19/23	1,454,405	0.1
1,599,000		Royal Bank of Scotland Group PLC, 6.100%, 06/10/23	1,662,920	0.1
923,000		SLM Corp., 4.625%, 09/25/17	972,611	0.1
1,594,000		SLM Corp., 4.875%, 06/17/19	1,626,192	0.1
1,273,000		SLM Corp., 5.500%, 01/15/19	1,351,348	0.1
755,000		SLM Corp., 6.000%, 01/25/17	825,781	0.1
2,468,000	#	Societe Generale SA, 5.000%, 01/17/24	2,464,493	0.2
2,690,000	#, L	Societe Generale SA, 7.875%, 12/29/49	2,798,273	0.2
2,212,000	#	Standard Chartered PLC, 5.700%, 03/26/44	2,195,410	0.1
1,470,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,727,085	0.1
4,638,000		Wells Fargo & Co., 5.375%, 11/02/43	4,904,138	0.3
1,657,000		Weyerhaeuser Co., 4.625%, 09/15/23	1,731,484	0.1
			162,627,100	10.1

		Industrial: 0.6%
250,000	#	Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc., 7.375%, 10/15/17	266,875	0.0
1,230,000		BE Aerospace, Inc., 6.875%, 10/01/20	1,356,075	0.1
1,175,000		Case New Holland, Inc., 7.875%, 12/01/17	1,383,563	0.1
1,076,000		Eaton Corp., 2.750%, 11/02/22	1,020,640	0.0
1,438,000		FedEx Corp., 5.100%, 01/15/44	1,496,289	0.1
1,879,000	#	Ingersoll-Rand Global Holding Co. Ltd., 4.250%, 06/15/23	1,922,390	0.1
1,163,000		Jabil Circuit, Inc., 7.750%, 07/15/16	1,325,820	0.1
1,505,000		Thermo Fisher Scientific, Inc., 2.400%, 02/01/19	1,500,852	0.1
			10,272,504	0.6

		Technology: 1.2%
1,967,000		EMC Corp./MA, 3.375%, 06/01/23	1,943,618	0.1
2,458,000		Fidelity National Information Services, Inc., 3.500%, 04/15/23	2,340,849	0.2
825,000		Hewlett-Packard Co., 2.600%, 09/15/17	850,937	0.1
1,418,000		Hewlett-Packard Co., 2.750%, 01/14/19	1,429,387	0.1
2,673,000		Hewlett-Packard Co., 3.000%, 09/15/16	2,792,702	0.2
625,000		Hewlett-Packard Co., 5.400%, 03/01/17	694,765	0.0
3,445,000		International Business Machines Corp., 3.625%, 02/12/24	3,481,231	0.2
3,165,000		Oracle Corp., 3.625%, 07/15/23	3,211,687	0.2
111,000		Seagate Technology HDD Holdings, 6.800%, 10/01/16	125,430	0.0
2,140,000		Xerox Corp., 2.750%, 03/15/19	2,144,916	0.1
			19,015,522	1.2

		Utilities: 1.7%
105,000		AES Corp., 8.000%, 10/15/17	124,556	0.0
1,191,000		Ameren Corp., 8.875%, 05/15/14	1,202,229	0.1
771,000		American Electric Power Co., Inc., 1.650%, 12/15/17	766,913	0.0
2,000,000	#	Calpine Corp., 6.000%, 01/15/22	2,110,000	0.1
566,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/42	498,437	0.0
1,760,000		Duke Energy Corp., 2.100%, 06/15/18	1,767,746	0.1
1,406,000		Duke Energy Corp., 3.950%, 10/15/23	1,444,531	0.1
612,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	696,801	0.0
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	1,456,491	0.1

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
873,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	$938,475	0.1
782,000		Entergy Texas, Inc., 7.125%, 02/01/19	922,082	0.1
1,019,000		FirstEnergy Corp., 2.750%, 03/15/18	1,017,101	0.1
1,519,000		FirstEnergy Corp., 4.250%, 03/15/23	1,476,242	0.1
48,786	#	Juniper Generation, LLC, 6.790%, 12/31/14	47,565	0.0
618,000		Metropolitan Edison, 7.700%, 01/15/19	743,436	0.0
709,000		Nevada Power Co., 7.125%, 03/15/19	868,179	0.1
1,093,000		NextEra Energy Capital Holdings, Inc., 2.700%, 09/15/19	1,090,241	0.1
1,192,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	1,155,360	0.1
521,000		Nisource Finance Corp., 5.950%, 06/15/41	580,978	0.0
645,000		Nisource Finance Corp., 6.125%, 03/01/22	744,347	0.0
701,000		Oncor Electric Delivery Co. LLC, 4.100%, 06/01/22	735,813	0.0
980,000		Oncor Electric Delivery Co. LLC, 6.800%, 09/01/18	1,157,188	0.1
1,172,000		PPL Capital Funding, Inc., 3.400%, 06/01/23	1,136,189	0.1
2,173,000		PSEG Power LLC, 2.450%, 11/15/18	2,176,751	0.1
1,169,000		Southwestern Electric Power, 5.550%, 01/15/17	1,285,829	0.1
1,030,000		TransAlta Corp., 4.500%, 11/15/22	1,015,668	0.1
			27,159,148	1.7

		Total Corporate Bonds/Notes (Cost $448,406,640)	459,498,195	28.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 15.2%
1,039,000	#	American General Mortgage Loan Trust, 5.650%, 03/25/58	1,075,385	0.1
900,000	#	Arkle Master Issuer PLC, 1.936%, 05/17/60	912,299	0.1
2,220,000		Banc of America Commercial Mortgage Trust 2007-3, 5.598%, 06/10/49	2,272,803	0.1
1,018,198	#	Banc of America Funding Corp., 5.250%, 08/26/35	1,057,859	0.1
4,557,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.147%, 07/10/45	4,404,227	0.3
1,030,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.182%, 09/10/47	1,069,612	0.1
860,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.182%, 09/10/47	903,509	0.1
1,100,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.182%, 09/10/47	1,113,547	0.1
1,900,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.182%, 09/10/47	2,003,090	0.1
860,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.339%, 07/10/43	887,763	0.1
480,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.390%, 03/11/41	488,457	0.0
1,271,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.390%, 03/11/41	1,265,300	0.1
1,710,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 6.038%, 11/10/38	1,797,319	0.1
1,007,309		Banc of America Mortgage 2005-J Trust, 2.756%, 11/25/35	947,640	0.1
4,306,678		BCAP LLC Trust 2007-AA2, 0.364%, 05/25/47	3,047,797	0.2
413,277		Bear Stearns Alternative-A Trust, 0.794%, 07/25/34	395,348	0.0
1,623,803		Bear Stearns ARM Trust 2006-2, 2.709%, 07/25/36	1,340,667	0.1
2,180,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.859%, 06/11/41	2,211,113	0.1
2,080,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.138%, 10/12/42	2,030,717	0.1
2,050,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.138%, 10/12/42	2,094,774	0.1
1,200,000		Bear Stearns Commercial Mortgage Securities Trust 2006-PWR14, 5.273%, 12/11/38	1,197,818	0.1
1,150,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.576%, 04/12/38	1,009,858	0.1
1,013,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.576%, 04/12/38	1,075,655	0.1

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
256,649		Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	$250,519	0.0
2,804,313	#	Beckman Coulter, Inc., 7.498%, 12/15/18	3,012,113	0.2
1,540,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.406%, 04/15/40	1,558,449	0.1
7,601,152	#, ˆ	Citigroup Commercial Mortgage Trust, 2.234%, 09/10/45	853,673	0.1
5,519,593		Citigroup Mortgage Loan Trust 2006-AR9, 5.607%, 11/25/36	4,818,152	0.3
2,811,000	#	Citigroup Mortgage Loan Trust 2010-7, 6.253%, 12/25/35	2,742,865	0.2
1,894,199		Citigroup Mortgage Loan Trust, Inc., 2.895%, 09/25/37	1,584,496	0.1
5,136,000	#	COMM 2007-C9 Mortgage Trust, 0.840%, 12/10/49	4,662,451	0.3
1,140,000		COMM 2007-C9 Mortgage Trust, 5.799%, 12/10/49	1,191,010	0.1
29,389,750	ˆ	COMM 2013-CCRE12 Mortgage Trust, 1.437%, 10/10/46	2,663,631	0.2
2,760,000		COMM Mortgage Trust, 5.316%, 06/10/44	2,768,720	0.2
27,260,000	#, ˆ	Commercial Mortgage Trust, 0.598%, 10/15/45	1,252,834	0.1
32,169,197	ˆ	Commercial Mortgage Trust, 1.466%, 08/10/46	2,566,179	0.2
8,485,971	ˆ	Commercial Mortgage Trust, 1.794%, 01/10/46	793,320	0.0
3,559,093	ˆ	Commercial Mortgage Trust, 1.922%, 12/10/45	367,451	0.0
4,981,178	ˆ	Commercial Mortgage Trust, 1.934%, 08/15/45	536,966	0.0
6,819,224	ˆ	Commercial Mortgage Trust, 2.224%, 05/15/45	794,922	0.0
1,280,000		Commercial Mortgage Trust, 5.216%, 07/15/44	1,327,047	0.1
159,854	#	Commercial Mortgage Trust, 5.234%, 01/05/36	159,731	0.0
1,470,000		Commercial Mortgage Trust, 5.799%, 12/10/49	1,465,802	0.1
1,330,000		Commercial Mortgage Trust, 6.116%, 11/15/44	1,381,189	0.1
2,900,674		Countrywide Alternative Loan Trust, 0.274%, 06/25/36	2,433,276	0.1
2,031,451		Countrywide Alternative Loan Trust, 5.500%, 12/25/35	1,832,467	0.1
2,220,000	#	Credit Suisse Commercial Mortgage Trust Series 2008-C1, 5.978%, 02/15/41	2,298,302	0.1
3,830,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%, 04/15/37	3,868,560	0.2
198,763	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	199,311	0.0
1,920,609	#	Credit Suisse First Boston Mortgage Securities Corp., 5.577%, 04/12/49	1,952,589	0.1
442,500		Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	484,068	0.0
900,000	#	Credit Suisse First Boston Mortgage Securities Corp., 6.135%, 05/15/36	979,069	0.1
1,586,224		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.274%, 08/25/36	1,204,276	0.1
2,227,857		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.344%, 10/25/36	1,298,446	0.1
886,648	ˆ	Fannie Mae, 3.000%, 05/25/43	123,433	0.0
4,344,132	ˆ	Fannie Mae, 3.000%, 08/25/28	449,365	0.0
15,506,545	ˆ	Fannie Mae, 5.796%, 10/25/39	2,233,980	0.1
1,744,327		First Horizon Alternative Mortgage Securities Trust 2006-FA8, 6.000%, 02/25/37	1,490,477	0.1
1,712,495		First Horizon Alternative Mortgage Securities, 0.454%, 12/25/36	1,053,061	0.1
1,437,353		First Horizon Alternative Mortgage Securities, 6.000%, 02/25/37	1,228,177	0.1
1,712,495	ˆ	First Horizon Alternative Mortgage Securities, 6.546%, 12/25/36	350,866	0.0
500,000	#	Fosse Master Issuer PLC, 1.736%, 10/18/54	516,357	0.0
1,045,525	#	Fosse Master PLC, 1.636%, 10/18/54	1,058,066	0.1
2,965,000		GCCFC Commercial Mortgage Trust, 5.221%, 04/10/37	2,983,513	0.2
2,605,000		GCCFC Commercial Mortgage Trust, 6.025%, 12/10/49	2,636,554	0.2
1,050,000	#	GE Capital Commercial Mortgage Series 2005-C2, 5.288%, 05/10/43	692,537	0.0
760,000	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Trust, 5.000%, 05/10/36	760,919	0.0
930,822	#	Gracechurch Mortgage Financing PLC, 1.785%, 11/20/56	940,773	0.1
3,050,000		Greenwich Capital Commercial Funding Corp., 5.475%, 03/10/39	3,287,016	0.2
771,000		GS Mort Sec Corp. II Commercial Mort Ps Thr Cert Ser 2004-GG2, 5.987%, 08/10/38	770,877	0.0
46,651,116	ˆ	GS Mortgage Securities Corp. II, 1.565%, 11/10/46	4,017,911	0.2

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,709,201	ˆ	GS Mortgage Securities Corp. II, 2.383%, 11/10/45	$1,126,323	0.1
10,236,092	ˆ	GS Mortgage Securities Corp. II, 2.588%, 05/10/45	1,277,609	0.1
1,300,000	#	GS Mortgage Securities Trust 2011-GC3, 5.544%, 03/10/44	1,340,026	0.1
19,227		GSR Mortgage Loan Trust, 0.654%, 06/25/35	18,640	0.0
1,433,018		GSR Mortgage Loan Trust, 5.500%, 05/25/36	1,356,588	0.1
879,577		GSR Mortgage Loan Trust, 6.000%, 01/25/37	827,303	0.0
2,146,266	#	Holmes Master Issuer PLC, 1.789%, 10/15/54	2,163,438	0.1
574,497		Homebanc Mortgage Trust, 1.014%, 08/25/29	543,659	0.0
824,543		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	710,138	0.0
1,540,000	#	JP Morgan Chase Com Mort Sec Corp. Ps Thr Certs Ser 2003-LN1, 5.458%, 10/15/37	1,535,342	0.1
630,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.603%, 05/15/41	605,019	0.0
15,265,000	#, ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.360%, 12/15/47	404,881	0.0
43,497,827	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.675%, 01/15/46	1,204,081	0.1
2,560,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 0.935%, 04/15/30	2,543,996	0.2
1,610,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 1.555%, 10/15/30	1,612,411	0.1
13,102,589	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 1.941%, 12/15/47	1,335,653	0.1
50,410,476	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 2.003%, 06/16/45	4,809,946	0.3
1,430,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-PM1, 5.549%, 08/12/40	1,476,218	0.1
1,300,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9, 5.723%, 06/12/41	1,112,127	0.1
1,940,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1, 0.355%, 03/15/46	1,923,980	0.1
2,880,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4, 5.129%, 10/15/42	2,679,826	0.2
68,721		JP Morgan Commercial Mortgage Finance Corp., 8.447%, 08/15/32	69,688	0.0
4,523,864	#	Lanark Master Issuer PLC, 1.636%, 12/22/54	4,595,749	0.3
830,000		LB-UBS Commercial Mortgage Trust 2000-C4, 8.150%, 07/15/32	859,027	0.1
2,140,000	#	LB-UBS Commercial Mortgage Trust 2002-C4, 5.914%, 10/15/35	2,169,006	0.1
19,572,754	#, ˆ	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	455,382	0.0
700,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.347%, 02/15/40	682,710	0.0
1,190,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	1,231,630	0.1
770,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.954%, 07/15/40	769,080	0.0
1,730,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.983%, 07/15/40	1,725,096	0.1
1,150,000		LB-UBS Commercial Mortgage Trust 2006-C4, 5.853%, 06/15/38	1,177,934	0.1
75,010,505	#,ˆ	LB-UBS Commercial Mortgage Trust, 0.635%, 11/15/38	1,173,202	0.1
2,120,000		LB-UBS Commercial Mortgage Trust, 5.323%, 11/15/40	2,225,199	0.1
1,180,000		LB-UBS Commercial Mortgage Trust, 5.350%, 11/15/40	1,194,618	0.1
1,100,000	#	LB-UBS Commercial Mortgage Trust, 5.561%, 10/15/36	1,025,162	0.1
1,020,000		LB-UBS Commercial Mortgage Trust, 6.000%, 06/15/36	1,024,176	0.1
1,760,000	#	LB-UBS Commercial Mortgage Trust, 6.007%, 09/15/39	1,891,794	0.1
1,830,000	#	LB-UBS Commercial Mortgage Trust, 6.007%, 09/15/39	1,940,157	0.1
2,070,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	1,982,600	0.1
154,725		Merrill Lynch Mortgage Investors, Inc., 6.250%, 12/10/29	155,039	0.0
2,220,000		Merrill Lynch Mortgage Investors, Inc., 6.750%, 11/15/26	2,400,879	0.1
31,291,497	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, 1.740%, 02/15/46	3,023,084	0.2

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
11,347,822	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, 1.504%, 12/15/48	$778,827	0.0
20,264,192	#, ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 1.883%, 08/15/45	1,883,143	0.1
19,582,155	#, ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 2.163%, 11/15/45	2,074,878	0.1
1,570,000	#	Morgan Stanley Capital I Trust 2004-HQ4, 5.377%, 04/14/40	1,346,014	0.1
1,460,000		Morgan Stanley Capital I Trust 2004-IQ7, 5.427%, 06/15/38	1,466,763	0.1
2,270,000		Morgan Stanley Capital I Trust 2005-HQ6, 5.271%, 07/13/15	2,215,055	0.1
1,310,000	#	Morgan Stanley Capital I Trust 2005-HQ6, 5.379%, 08/13/42	1,221,848	0.1
2,580,000		Morgan Stanley Capital I Trust 2006-HQ10, 5.389%, 11/12/41	2,616,370	0.2
1,720,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.281%, 01/11/43	1,790,253	0.1
1,120,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.281%, 01/11/43	1,128,641	0.1
3,090,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	3,256,940	0.2
1,300,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	1,358,013	0.1
250,000	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	256,591	0.0
850,000		Morgan Stanley Capital I, 5.202%, 08/13/42	852,514	0.1
1,080,000		Morgan Stanley Capital I, 5.336%, 01/14/42	1,100,782	0.1
81,627	#	Morgan Stanley Capital I, 7.350%, 07/15/32	84,669	0.0
980,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 6.833%, 09/15/37	977,882	0.1
600,000	#	Morgan Stanley Dean Witter Capital I, 7.423%, 07/15/33	611,624	0.0
1,626,381		Morgan Stanley Mortgage Loan Trust 2006-3AR, 2.801%, 03/25/36	1,307,434	0.1
998,809	#	Morgan Stanley Re-REMIC Trust 2010-C30, 5.246%, 12/17/43	1,002,779	0.1
2,579,981	#	N-Star Real Estate CDO Ltd., 2.004%, 08/25/29	2,581,594	0.2
556,149		Prime Mortgage Trust 2007-1, 5.500%, 03/25/37	502,523	0.0
1,068,091		RALI Trust, 6.000%, 09/25/35	1,036,003	0.1
14,124,072	#, ˆ	RBSCF Trust, 0.952%, 04/15/24	91,435	0.0
2,304,000	#	Silverstone Master Issuer PLC, 1.787%, 01/21/55	2,335,095	0.1
334,804		Structured Adjustable Rate Mortgage Loan Trust, 2.553%, 09/25/34	336,793	0.0
518,309		Structured Asset Mortgage Investments, Inc., 0.636%, 04/19/35	483,327	0.0
7,907,273	#, ˆ	UBS-Barclays Commercial Mortgage Trust, 1.787%, 05/10/63	680,952	0.0
3,080,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 5.953%, 02/15/51	2,930,318	0.2
3,390,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 5.953%, 02/15/51	3,392,171	0.2
3,527,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 5.953%, 02/15/51	3,670,136	0.2
1,029,724		WaMu Mortgage Pass Through Certificates, 1.830%, 10/25/36	838,667	0.0
3,126,847		WaMu Mortgage Pass Through Certificates, 2.324%, 12/25/36	2,789,179	0.2
2,862,431		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust, 2.034%, 12/25/36	2,442,329	0.1
5,148,574		WaMu Mortgage Pass-Through Certificates, 2.255%, 07/25/37	4,350,123	0.3
880,627		Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	816,288	0.0
865,429		Washington Mutual Mortgage Pass-through Certificates, 6.000%, 06/25/34	916,545	0.1
3,626,914		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	3,325,989	0.2
10,413,693	#, ˆ	Wells Fargo Commercial Mortgage Trust 2012-C8, 2.225%, 08/15/45	1,177,452	0.1
1,806,571		Wells Fargo Mortgage Backed Securities 2005-AR15 Trust, 2.613%, 09/25/35	1,693,998	0.1
33,871,132	#, ˆ	Wells Fargo Mortgage Backed Securities Trust, 1.588%, 06/15/45	3,142,205	0.2
2,235,226		Wells Fargo Mortgage Backed Securities Trust, 2.613%, 03/25/36	2,218,628	0.1

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,925,243		Wells Fargo Mortgage Backed Securities Trust, 5.568%, 04/25/36	$1,904,779	0.1

		Total Collateralized Mortgage Obligations (Cost $240,182,992)	245,864,288	15.2

ASSET-BACKED SECURITIES: 9.0%
		Automobile Asset-Backed Securities: 1.1%
1,680,000		AmeriCredit Automobile Receivables Trust 2012-4, 1.930%, 08/08/18	1,698,363	0.1
3,050,000	#	AmeriCredit Automobile Receivables Trust, 3.290%, 05/08/20	3,080,160	0.2
1,280,000		Capital Auto Receivables Asset Trust / Ally, 2.220%, 01/22/19	1,282,532	0.1
1,230,000		CarMax Auto Owner Trust, 1.950%, 09/16/19	1,229,771	0.1
1,800,000		Santander Drive Auto Receivables Trust 2012-4, 3.500%, 06/15/18	1,872,445	0.1
1,200,000		Santander Drive Auto Receivables Trust 2012-5, 3.300%, 09/17/18	1,239,530	0.1
2,100,000		Santander Drive Auto Receivables Trust 2013-1, 2.270%, 01/15/19	2,111,143	0.1
2,200,000	#	Santander Drive Auto Receivables Trust 2013-A, 4.710%, 01/15/21	2,328,679	0.2
2,270,000		Santander Drive Auto Receivables Trust 2014-1, 1.590%, 10/15/18	2,274,074	0.1
			17,116,697	1.1

		Credit Card Asset-Backed Securities: 0.1%
1,680,000		Chase Issuance Trust, 0.615%, 04/15/19	1,666,249	0.1

		Home Equity Asset-Backed Securities: 0.1%
947,789		Freddie Mac Structured Pass-Through Securities, 0.404%, 05/25/31	931,346	0.1
39,115		Freddie Mac Structured Pass-Through Securities, 0.454%, 01/25/32	37,816	0.0
45,935		Residential Asset Securities Corp., 0.754%, 06/25/32	37,947	0.0
			1,007,109	0.1

		Other Asset-Backed Securities: 7.7%
407,601	#	Aimco CDO, 0.487%, 10/20/19	403,156	0.0
1,500,000	#	AMMC CLO IV Ltd., 1.033%, 03/25/17	1,490,757	0.1
500,000	#	Apidos CDO I Ltd., 0.989%, 07/27/17	497,184	0.0
940,000	#	Apidos CDO II, 1.039%, 12/21/18	918,018	0.1
2,200,000	#	Ares VIR CLO Ltd., 2.134%, 03/12/18	2,191,642	0.1
3,718,391	#	Ares VR CLO Ltd., 2.136%, 02/24/18	3,687,994	0.2
3,910,000	#	Ares XII CLO Ltd., 2.235%, 11/25/20	3,894,086	0.2
38,264	#	Atrium CDO Corp., 0.564%, 10/27/16	38,229	0.0
1,725,000	#	Atrium III, 2.234%, 10/27/16	1,703,858	0.1
1,750,000	#	Atrium IV, 0.985%, 06/08/19	1,708,471	0.1
750,000	#	Atrium IV, 2.085%, 06/08/19	745,854	0.0
2,000,000	#	Atrium V, 0.925%, 07/20/20	1,903,512	0.1
1,625,000	#	Babson CLO, Inc. 2005-III, 0.637%, 11/10/19	1,585,634	0.1
1,000,000	#	Babson Mid-Market CLO, Inc. 2007-II, 1.089%, 04/15/21	948,464	0.1
4,300,000	#	Ballyrock CLO 2006-1 Ltd., 1.733%, 08/28/19	4,267,281	0.3
1,500,000	#	Ballyrock CLO 2006-2 Ltd., 1.642%, 01/14/20	1,472,533	0.1
2,000,000	#	Blackrock Senior Income Series II, 2.085%, 05/25/17	1,964,748	0.1
750,000	#	Callidus Debt Partners CLO Fund IV Ltd., 2.038%, 04/17/20	744,065	0.0
1,297,614	#	Callidus Debt Partners CLO Fund VII Ltd., 0.987%, 01/21/21	1,295,407	0.1
1,750,000	#	Callidus Debt Partners CLO Fund VII Ltd., 1.737%, 01/21/21	1,762,801	0.1
4,250,000	#	Callidus Debt Partners CLO Fund VII Ltd., 2.487%, 01/21/21	4,251,407	0.3
1,400,000	#	Callidus Debt Partners CLO Fund VII Ltd., 3.687%, 01/21/21	1,404,910	0.1
1,050,000	#	Carlyle Arnage CLO Ltd., 1.734%, 08/27/21	1,059,888	0.1
1,850,000	#	Castle Garden Funding, 0.986%, 10/27/20	1,826,122	0.1
600,000	#	Castle Garden Funding, 4.986%, 10/27/20	601,075	0.0
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,084,188	0.1
72,419		Chase Funding Trust Series 2003-5, 0.754%, 07/25/33	69,674	0.0
2,475,000	#	CIFC Funding 2006-I Ltd., 0.637%, 10/20/20	2,412,840	0.1
3,200,000	#	CIFC Funding 2006-II Ltd., 1.836%, 03/01/21	3,060,451	0.2
1,000,000	#	ColumbusNova CLO Ltd. 2006-II, 1.737%, 04/04/18	961,628	0.1
2,342,304		Countrywide Asset-Backed Certificates, 5.530%, 04/25/47	2,149,033	0.1
1,000,000	#	CP Uniq Aps, 2.039%, 04/15/18	974,874	0.1
505,758		Credit-Based Asset Servicing and Securitization, LLC, 4.831%, 08/25/35	514,537	0.0

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
372,531	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	$373,535	0.0
3,500,000	#	Dryden VIII Leveraged Loan CDO 2005, 1.986%, 05/22/17	3,448,907	0.2
3,000,000	#	Eaton Vance CDO IX Ltd., 0.887%, 04/20/19	2,911,182	0.2
3,000,000	#	Emporia Preferred Funding I Corp., 2.392%, 10/12/18	2,997,843	0.2
641,451	#	Emporia Preferred Funding II Corp., 0.517%, 10/18/18	640,417	0.0
2,000,000	#	Emporia Preferred Funding II Ltd., 1.187%, 10/18/18	1,930,260	0.1
2,100,000	#	Emporia Preferred Funding, 0.737%, 10/18/18	2,082,830	0.1
3,954,698		FBR Securitization Trust, 0.834%, 10/25/35	3,373,148	0.2
1,500,000	#	Flagship CLO IV Corp., 2.036%, 06/01/17	1,479,732	0.1
1,450,000	#	Fraser Sullivan CLO II Ltd., 0.635%, 12/20/20	1,409,960	0.1
1,500,000	#	Fraser Sullivan CLO II Ltd., 0.955%, 12/20/20	1,448,674	0.1
2,000,000		Gale Force 2 CLO Ltd., 3.989%, 04/15/18	2,001,470	0.1
1,825,000	#	Gulf Stream — Compass CLO 2007-I Ltd., 2.235%, 10/28/19	1,810,896	0.1
3,100,000	#	Gulf Stream — Compass CLO 2007-I Ltd., 3.685%, 10/28/19	3,101,407	0.2
2,250,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 0.574%, 08/21/20	2,231,719	0.1
3,040,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 1.834%, 08/21/20	2,881,820	0.2
650,000	#	Gulf Stream-Rashinban CLO 2006-1 Ltd., 0.914%, 11/26/20	615,340	0.0
1,150,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 0.686%, 08/07/21	1,115,506	0.1
1,350,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 2.536%, 08/07/21	1,331,439	0.1
1,000,000	#	Hewett’s Island Clo IV Ltd., 0.987%, 05/09/18	996,469	0.1
1,000,000	#	Hewett’s Island Clo V Ltd., 0.936%, 12/05/18	969,392	0.1
1,260,000	#	Invitation Homes 2013-SFR1 Trust, 2.100%, 12/17/30	1,259,247	0.1
1,250,000	#	Kingsland III Ltd., 0.886%, 08/24/21	1,185,503	0.1
1,225,000	#	Landmark VI CDO Ltd, 0.742%, 01/14/18	1,204,438	0.1
329,929		Lehman XS Trust, 0.434%, 08/25/35	320,825	0.0
750,000	#	Madison Park Funding Ltd., 2.033%, 03/25/20	729,205	0.0
1,780,000	#	Madison Park Funding Ltd., 2.137%, 05/10/19	1,780,431	0.1
1,480,000		Madison Park Funding Ltd., 4.987%, 05/10/19	1,481,708	0.1
1,550,000	#	Morgan Stanley Investment Management Croton Ltd, 0.689%, 01/15/18	1,525,313	0.1
1,500,000	#	MSIM Peconic Bay Ltd., 2.237%, 07/20/19	1,497,665	0.1
2,000,000	#	Northwoods Capital V Ltd., 2.134%, 12/07/20	1,962,898	0.1
1,000,000	#	Oak Hill Credit Partners IV Ltd, 1.936%, 05/17/21	989,725	0.1
1,000,000	#	Sargas CLO I Ltd., 1.784%, 08/27/20	991,450	0.1
4,866,945		Securitized Asset Backed Receivables LLC Trust 2006-NC2, 0.394%, 03/25/36	4,128,970	0.3
1,000,000	#	Silverado CLO 2006-I Ltd., 1.987%, 04/11/20	976,709	0.1
2,200,000	#	Stanfield Arnage CLO Ltd., 2.434%, 08/27/21	2,181,111	0.1
3,600,000	#	Stanfield Veyron CLO Ltd., 0.919%, 07/15/18	3,559,896	0.2
2,000,000	#	Stone Tower CLO IV Ltd., 2.107%, 03/16/18	1,967,710	0.1
2,000,000	#	Trade MAPS 1 Ltd., 2.400%, 12/10/18	2,014,365	0.1
1,550,000	#	WhiteHorse III Ltd./Corp, 0.988%, 05/01/18	1,537,727	0.1
1,250,000	#	WhiteHorse III Ltd/Corp, 2.088%, 05/01/18	1,231,071	0.1
			125,272,234	7.7

		Total Asset-Backed Securities (Cost $144,335,581)	145,062,289	9.0

U.S. TREASURY OBLIGATIONS: 22.7%
		U.S. Treasury Bonds: 2.9%
46,184,000		3.750%, due 11/15/43	47,822,100	2.9

		U.S. Treasury Notes: 19.8%
61,158,000		0.375%, due 03/31/16	61,098,249	3.8
130,861,000		0.750%, due 03/15/17	130,395,789	8.1
68,971,000		1.625%, due 03/31/19	68,644,974	4.2
25,326,000		2.250%, due 03/31/21	25,240,930	1.6
34,082,000		2.750%, due 02/15/24	34,164,547	2.1
			319,544,489	19.8

		Total U.S. Treasury Obligations (Cost $366,940,188)	367,366,589	22.7

U.S. GOVERNMENT AGENCY OBLIGATIONS: 22.6%
		Federal Home Loan Mortgage Corporation: 9.0%##
120,957		0.505%, due 02/15/32	121,709	0.0
1,244,000	W	3.000%, due 11/15/26	1,273,739	0.1
3,067,465		3.000%, due 02/01/27	3,155,148	0.2
1,597,384		3.000%, due 02/01/27	1,643,075	0.1
15,793,000	W	3.000%, due 05/01/43	15,181,639	0.9
361,519		3.255%, due 03/15/38	372,889	0.0

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal Home Loan Mortgage Corporation: (continued)
41,464,000	W	3.500%, due 08/15/41	$41,535,268	2.6
2,413,273	ˆˆ	4.000%, due 01/15/36	2,280,005	0.2
14,650,000	W	4.000%, due 12/15/40	15,149,588	0.9
3,463,086		4.000%, due 10/01/41	3,600,863	0.2
4,968,707		4.000%, due 12/01/41	5,166,921	0.3
9,703,416	ˆ	4.000%, due 04/15/43	1,889,913	0.1
7,254,306	ˆ	4.500%, due 12/15/40	1,363,244	0.1
2,228,701		4.500%, due 08/01/41	2,382,033	0.2
680,503		4.500%, due 08/01/41	727,241	0.1
2,882,096		4.500%, due 09/01/41	3,080,021	0.2
3,100,210		4.500%, due 10/01/41	3,313,863	0.2
1,443,422		4.500%, due 01/15/42	1,489,239	0.1
1,181,147	ˆ	4.975%, due 03/15/33	1,247,780	0.1
522,576		5.000%, due 12/15/17	552,305	0.0
377,892		5.000%, due 02/15/35	391,129	0.0
1,202,598		5.000%, due 02/15/35	1,290,453	0.1
1,189,638		5.000%, due 02/15/35	1,290,688	0.1
456,419		5.000%, due 01/01/41	497,777	0.0
1,030,486		5.500%, due 11/15/22	1,111,507	0.1
1,314,133		5.500%, due 12/15/32	1,436,797	0.1
483,216		5.500%, due 09/15/34	524,317	0.0
4,590,745		5.500%, due 02/15/36	4,977,906	0.3
1,569,546		5.500%, due 08/15/36	1,744,767	0.1
1,736,257		5.500%, due 06/15/37	1,896,217	0.1
137,011		5.500%, due 07/01/37	151,287	0.0
1,741,216		5.500%, due 07/15/37	1,911,234	0.1
6,839,910		5.500%, due 11/01/38	7,557,505	0.5
17,829		5.596%, due 05/01/37	18,647	0.0
11,804,730	ˆ	5.845%, due 05/15/36	1,446,174	0.1
4,543,347	ˆ	5.895%, due 07/15/40	730,149	0.1
59		6.000%, due 04/01/14	59	0.0
8,898		6.000%, due 12/01/28	9,891	0.0
22,005		6.000%, due 01/01/29	24,462	0.0
443,928		6.000%, due 01/15/29	493,648	0.0
426,822		6.000%, due 01/15/29	473,350	0.0
489,709		6.000%, due 07/15/32	543,907	0.0
411,206	ˆ	6.000%, due 04/15/33	93,050	0.0
1,742,908		6.000%, due 07/15/36	1,908,652	0.1
3,544,142		6.000%, due 10/15/37	3,878,571	0.2
6,679,196	ˆ	6.330%, due 06/15/36	1,064,005	0.1
4,260,491	ˆ	6.395%, due 05/15/41	879,693	0.1
11,313,164	ˆ	6.445%, due 09/15/34	1,404,146	0.1
17,628		6.500%, due 01/01/24	19,949	0.0
18,251		6.500%, due 12/01/31	20,665	0.0
1,828,458		6.500%, due 09/01/34	2,089,906	0.1
19,444		7.000%, due 11/01/31	21,298	0.0
9,248		7.000%, due 03/01/32	10,820	0.0
			145,439,109	9.0

		Federal National Mortgage Association: 10.2%##
176,203		0.556%, due 04/18/28	177,590	0.0
76,658		0.700%, due 10/25/33	77,122	0.0
106,780		0.704%, due 01/25/32	105,039	0.0
989,363		1.652%, due 06/25/33	995,788	0.1
33,305,000	W	2.500%, due 11/25/26	33,200,923	2.1
1,873,412		3.000%, due 10/01/27	1,929,473	0.1
12,672,224		3.000%, due 05/01/43	12,270,707	0.8
20,070,000	W	3.000%, due 05/01/43	19,320,510	1.2
5,520,000	W	3.500%, due 01/25/26	5,774,437	0.4
1,000	W	3.500%, due 12/25/40	1,003	0.0
12,723,209	ˆ	3.500%, due 06/25/42	1,885,652	0.1
589,587	ˆ	4.000%, due 11/01/18	37,408	0.0
10,128,000	W	4.000%, due 02/25/39	10,493,557	0.7
7,888,750	ˆ	4.000%, due 04/25/41	1,493,149	0.1
1,630,168		4.000%, due 03/01/42	1,698,006	0.1
953,996		4.000%, due 07/01/42	993,057	0.1
4,704,500		4.000%, due 07/01/42	4,896,842	0.3
823,154		4.000%, due 07/01/42	856,945	0.1
4,901,240		4.000%, due 07/01/42	5,103,111	0.3
4,737,526		4.500%, due 10/25/34	5,147,296	0.3
7,299,000	W	4.500%, due 05/15/35	7,762,031	0.5
772,498		4.500%, due 11/01/40	826,296	0.1
1,325,291		4.500%, due 11/01/40	1,416,997	0.1
12,060		4.500%, due 12/01/40	12,895	0.0
20,630		4.500%, due 12/01/40	22,059	0.0
25,409		4.500%, due 01/01/41	27,168	0.0
19,264		4.500%, due 01/01/41	20,603	0.0
1,294,404		4.500%, due 09/01/41	1,383,370	0.1
1,985,745		4.500%, due 10/01/41	2,122,886	0.1
370,671		4.996%, due 07/01/35	401,030	0.0
462,005		5.000%, due 06/01/33	507,765	0.0
1,695,652		5.000%, due 09/25/33	1,831,513	0.1
628,423		5.000%, due 07/25/34	645,492	0.0
571,402		5.000%, due 02/01/35	626,520	0.0
973,026		5.000%, due 07/01/35	1,065,401	0.1
1,062,121		5.000%, due 08/01/35	1,158,453	0.1
119,849		5.000%, due 10/01/35	130,913	0.0
193,061		5.000%, due 02/01/36	210,843	0.0
801,298		5.000%, due 07/01/36	876,900	0.1
1,042,387		5.000%, due 07/01/37	1,145,039	0.1
600,769		5.000%, due 11/01/40	656,440	0.0
383,038		5.000%, due 02/01/41	418,671	0.0
260,502		5.000%, due 05/01/41	286,067	0.0
654,920		5.000%, due 06/01/41	718,534	0.0
1,088,137		5.000%, due 06/01/41	1,194,849	0.1
27,728		5.500%, due 02/01/18	29,739	0.0
541,837		5.500%, due 08/25/34	595,190	0.0
648,522		5.500%, due 03/01/37	720,402	0.0
670,792		5.500%, due 06/01/39	744,650	0.0
6,524,785		5.500%, due 10/01/39	7,212,723	0.5
10,525,545	ˆ	5.996%, due 11/25/39	1,336,202	0.1
31,941		6.000%, due 08/01/16	33,257	0.0
304		6.000%, due 12/01/16	315	0.0
15,868		6.000%, due 03/01/17	16,680	0.0
146,355		6.000%, due 09/01/17	153,961	0.0
8,883		6.000%, due 11/01/17	9,323	0.0
10,480		6.000%, due 10/01/18	11,099	0.0
533,080		6.000%, due 07/25/29	586,167	0.0
226,423		6.000%, due 07/25/29	248,971	0.0
431,517		6.000%, due 04/25/31	480,566	0.0
653,010	ˆ	6.000%, due 08/25/33	136,530	0.0
159,052		6.000%, due 09/01/36	177,162	0.0
292,116		6.000%, due 02/25/37	321,522	0.0
—		6.000%, due 12/01/37	—	—
6,521,981		6.000%, due 01/01/38	7,360,330	0.5
—		6.000%, due 02/01/38	—	—
1,692,091		6.000%, due 05/01/38	1,833,499	0.1
8,543,857	ˆ	6.396%, due 09/25/40	1,583,288	0.1
22,784,828	ˆ	6.446%, due 04/25/31	4,242,289	0.3
4,527		6.500%, due 02/01/28	5,087	0.0
6,274		6.500%, due 07/01/29	7,055	0.0
155		6.500%, due 06/01/31	175	0.0
142,829		6.500%, due 07/01/31	159,774	0.0
740		6.500%, due 09/01/31	832	0.0
263		6.500%, due 09/01/31	295	0.0
31,968		6.500%, due 11/01/31	35,922	0.0
15,970		6.500%, due 04/01/32	17,953	0.0
2,394		6.500%, due 08/01/32	2,693	0.0
5,506		6.500%, due 08/01/32	6,201	0.0
27,990		6.500%, due 01/01/33	31,460	0.0
57,739		6.500%, due 02/01/33	64,925	0.0
134,936		6.500%, due 12/01/33	151,656	0.0
929,195	ˆ	6.546%, due 08/25/26	133,229	0.0
3,093,249	ˆ	6.586%, due 01/25/37	509,776	0.0
11,354,099	ˆ	6.596%, due 10/25/35	1,994,654	0.1
24,761		7.000%, due 12/01/27	27,602	0.0
6,392		7.000%, due 01/01/30	6,479	0.0
6,788		7.000%, due 10/01/31	7,636	0.0
4,959		7.000%, due 03/01/32	5,595	0.0
3,667		7.500%, due 09/01/30	4,392	0.0

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
2,760		7.500%, due 10/01/30	$3,025	0.0
3,325		7.500%, due 10/01/30	3,381	0.0
8,675		7.500%, due 09/01/31	10,431	0.0
29,704		7.500%, due 02/01/32	33,956	0.0
823,824	ˆ	7.530%, due 02/17/29	146,780	0.0
846,346		22.408%, due 01/25/35	1,131,767	0.1
65,432		27.983%, due 02/25/34	92,999	0.0
678,813		32.679%, due 11/25/36	1,110,818	0.1
			165,466,763	10.2

		Government National Mortgage Association: 3.4%
4,835		1.625%, due 04/20/28	5,034	0.0
8,251,000		3.000%, due 04/01/43	8,115,632	0.5
1,379,000		3.500%, due 12/20/41	1,407,657	0.1
1,068,592		4.000%, due 11/20/40	1,125,309	0.1
1,721,295		4.000%, due 10/20/41	1,793,022	0.1
7,454,759		4.500%, due 05/16/39	8,104,826	0.5
2,733,412		4.500%, due 05/20/39	2,954,310	0.2
1,140,967		4.500%, due 10/15/39	1,235,386	0.1
1,008,036		4.500%, due 11/15/39	1,091,623	0.1
1,096,637		4.500%, due 11/15/39	1,187,480	0.1
265,112		4.500%, due 12/15/39	287,103	0.0
308,037		4.500%, due 08/20/41	332,976	0.0
3,622,751	ˆ	4.500%, due 09/20/41	671,403	0.0
1,718,000		4.750%, due 05/20/39	1,844,239	0.1
2,884,643	ˆ	5.000%, due 06/16/39	50,490	0.0
2,446,263	ˆ	5.000%, due 04/20/40	904,605	0.1
1,218,542		5.140%, due 10/20/60	1,348,810	0.1
15,028,524	ˆ	5.195%, due 05/16/41	2,404,825	0.2
767,804		5.288%, due 10/20/60	857,374	0.1
990,492		5.500%, due 03/20/60	1,101,136	0.1
7,029,850	ˆ	5.693%, due 06/20/40	1,139,069	0.1
2,748,094	ˆ	6.043%, due 06/20/38	287,605	0.0
4,516,704	ˆ	6.043%, due 04/20/39	642,333	0.0
19,293,849	ˆ	6.143%, due 05/20/39	2,073,238	0.1
3,325,138	ˆ	6.243%, due 04/20/38	464,433	0.0
1,471,029	ˆ	6.345%, due 05/16/38	251,605	0.0
4,063,843	ˆ	6.393%, due 01/20/38	627,053	0.0
17,542,397	ˆ	6.463%, due 08/20/40	3,582,598	0.2
8,103,210	ˆ	6.495%, due 09/16/40	1,486,593	0.1
0		6.500%, due 09/16/38	0	—
2,542,502	ˆ	6.615%, due 02/16/35	442,131	0.0
142,948	ˆ	8.095%, due 06/16/31	15,350	0.0
5,975,000		14.000%, due 11/20/41	6,261,613	0.4
			54,096,861	3.4

		Total U.S. Government Agency Obligations (Cost $361,003,919)	365,002,733	22.6

FOREIGN GOVERNMENT BONDS: 3.9%
953,794		Argentina Government International Bond, 2.500%, 12/31/38	405,362	0.0
957,993		Argentina Government International Bond, 8.280%, 12/31/33	763,041	0.1
600,000	L	City of Buenos Aires Argentina, 9.950%, 03/01/17	603,000	0.0
1,200,000	#	Aruba Government Bond, 4.625%, 09/14/23	1,146,000	0.1
1,689,000		Republic of Belarus, 8.750%, 08/03/15	1,718,558	0.1
695,000		Belize Government International Bond, 5.000%, 02/20/38	490,844	0.0
277,600	#	Belize Government International Bond, 5.000%, 02/20/38	196,055	0.0
700,000	#	Bolivian Government International Bond, 5.950%, 08/22/23	736,750	0.1
1,968,000	L	Brazilian Government International Bond, 2.625%, 01/05/23	1,746,600	0.1
1,062,000	L	Colombia Government International Bond, 2.625%, 03/15/23	958,455	0.1
400,000		Colombia Government International Bond, 7.375%, 03/18/19	483,000	0.0
760,000		Colombia Government International Bond, 8.125%, 05/21/24	991,800	0.1
350,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	325,500	0.0
400,000		Costa Rica Government International Bond, 9.995%, 08/01/20	506,500	0.0
272,000		Croatia Government International Bond, 6.375%, 03/24/21	294,440	0.0
270,000		Dominican Republic International Bond, 5.875%, 04/18/24	269,325	0.0
300,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	308,250	0.0
232,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	219,240	0.0
400,000		Financing of Infrastrucural Projects State Enterprise, 9.000%, 12/07/17	360,000	0.0
290,380	#	Gabonese Republic, 6.375%, 12/12/24	308,529	0.0
300,000	#	Guatemala Government Bond, 4.875%, 02/13/28	292,500	0.0
559,000		Guatemala Government Bond, 8.125%, 10/06/34	707,694	0.1
1,000,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	1,045,000	0.1
156,000	L	Hungary Government International Bond, 5.375%, 02/21/23	158,948	0.0
916,000	L	Hungary Government International Bond, 7.625%, 03/29/41	1,060,270	0.1
750,000		Indonesia Government International Bond, 3.375%, 04/15/23	673,125	0.1
1,320,000	#	Indonesia Government International Bond, 3.750%, 04/25/22	1,252,350	0.1
1,246,000		Ivory Coast Government International Bond, 5.750%, 12/31/32	1,177,470	0.1
600,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	613,500	0.0

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
1,100,000		Lithuania Government International Bond, 6.625%, 02/01/22	$1,302,950	0.1
264,000	#	Lithuania Government International Bond, 6.625%, 02/01/22	312,708	0.0
534,000		Mexico Government International Bond, 4.000%, 10/02/23	540,008	0.0
160,000		Mexico Government International Bond, 4.750%, 03/08/44	152,800	0.0
500,000		Morocco Government International Bond, 4.250%, 12/11/22	487,500	0.0
600,000	#	Morocco Government International Bond, 4.250%, 12/11/22	585,000	0.0
850,000		Namibia International Bonds, 5.500%, 11/03/21	894,625	0.1
350,000		Nigeria Government International Bond, 6.750%, 01/28/21	375,375	0.0
200,000		Pakistan Government International Bond, 6.875%, 06/01/17	205,000	0.0
200,000		Pakistan Government International Bond, 7.875%, 03/31/36	174,750	0.0
693,000		Panama Government International Bond, 6.700%, 01/26/36	817,740	0.1
948,000		Petroleos de Venezuela SA, 5.250%, 04/12/17	713,370	0.1
853,000		Petroleos de Venezuela SA, 9.000%, 11/17/21	639,750	0.0
1,601,400		Petroleos de Venezuela SA, 9.750%, 05/17/35	1,136,994	0.1
270,000		Petroleos Mexicanos, 3.500%, 07/18/18	280,800	0.0
1,073,000		Petroleos Mexicanos, 5.500%, 01/21/21	1,177,617	0.1
1,370,000		Petroleos Mexicanos, 5.500%, 06/27/44	1,328,900	0.1
1,246,667		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	1,344,842	0.1
1,309,000		Philippine Government International Bond, 4.000%, 01/15/21	1,379,359	0.1
300,000		Philippine Government International Bond, 7.750%, 01/14/31	411,375	0.0
700,000		Republic of the Philippines, 6.375%, 10/23/34	871,500	0.1
706,000		Poland Government International Bond, 3.000%, 03/17/23	661,875	0.1
418,000		Poland Government International Bond, 5.000%, 03/23/22	457,187	0.0
1,400,000		Republic of Angola Via Northern Lights III BV, 7.000%, 08/16/19	1,536,500	0.1
332,000		Republic of Ghana, 8.500%, 10/04/17	338,225	0.0
1,000,000	#	Republic of Latvia, 2.750%, 01/12/20	965,250	0.1
600,000		Republic of Paraguay, 4.625%, 01/25/23	600,000	0.0
600,000	#	Republic of Paraguay, 4.625%, 01/25/23	600,000	0.0
136,000	#	Romanian Government International Bond, 4.375%, 08/22/23	134,130	0.0
524,000		Romanian Government International Bond, 6.750%, 02/07/22	612,425	0.0
2,800,000		Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	2,793,000	0.2
600,000	#	Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	598,500	0.0
1,400,000		Russian Foreign Bond — Eurobond, 4.875%, 09/16/23	1,391,250	0.1
800,000	#	Russian Foreign Bond — Eurobond, 4.875%, 09/16/23	795,000	0.1
5,942,530		Russian Foreign Bond — Eurobond, 7.500%, 03/31/30	6,771,513	0.4
630,000	#, L	Republic of Serbia, 5.250%, 11/21/17	656,775	0.0
500,000		Sri Lanka Government International Bond, 5.875%, 07/25/22	507,500	0.0
570,000		Tanzania Government International Bond, 6.332%, 03/09/20	606,338	0.0
1,000,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	924,510	0.1
448,000		Turkey Government International Bond, 5.125%, 03/25/22	450,016	0.0
800,000		Turkey Government International Bond, 6.000%, 01/14/41	789,000	0.1
200,000		Turkey Government International Bond, 6.250%, 09/26/22	215,400	0.0
2,183,000		Turkey Government International Bond, 7.375%, 02/05/25	2,509,359	0.2
337,000		Uruguay Government International Bond, 4.500%, 08/14/24	346,267	0.0
253,970		Uruguay Government International Bond, 7.625%, 03/21/36	326,351	0.0
189,180	&	Uruguay Government International Bond, 7.875%, 01/15/33	248,772	0.0
341,643		Uruguay Government International Bond, 8.000%, 11/18/22	434,741	0.0
800,000		Vietnam Government International Bond, 6.750%, 01/29/20	901,000	0.1

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
300,000	#	Zambia Government International Bond, 5.375%, 09/20/22	$257,625	0.0

		Oil&Gas: 0.0%
330,000	#	Petroleos Mexicanos, 4.875%, 01/18/24	341,550	0.0

		Total Foreign Government Bonds (Cost $63,845,420)	62,715,128	3.9

		Total Long-Term Investments (Cost $1,624,714,740)	1,645,509,222	101.9

SHORT-TERM INVESTMENTS: 11.0%
		Securities Lending Collateralcc(1): 0.8%
1,743,997		Bank of Nova Scotia, Repurchase Agreement dated 03/31/14, 0.07%, due 04/01/14 (Repurchase Amount $1,744,000, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%–6.500%, Market Value plus accrued interest $1,778,881, due 01/31/16–11/01/43)	1,743,997	0.1
3,093,227		Citigroup, Inc., Repurchase Agreement dated 03/31/14, 0.09%, due 04/01/14 (Repurchase Amount $3,093,235, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.625%, Market Value plus accrued interest $3,155,092, due 04/03/14–02/15/41)	3,093,227	0.2
3,093,227		Daiwa Capital Markets, Repurchase Agreement dated 03/31/14, 0.12%, due 04/01/14 (Repurchase Amount $3,093,237, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $3,155,092, due 03/27/17–03/01/48)	3,093,227	0.2
2,000,000		Millenium Fixed Income Ltd., Repurchase Agreement dated 03/31/14, 0.07%, due 04/01/14 (Repurchase Amount $2,000,004, collateralized by various U.S. Government Securities, 0.750%, Market Value plus accrued interest $2,040,000, due 06/30/17)	2,000,000	0.1
3,093,227		Nomura Securities, Repurchase Agreement dated 03/31/14, 0.10%, due 04/01/14 (Repurchase Amount $3,093,235, collateralized by various U.S. Government Agency Obligations, 0.000%–6.036%, Market Value plus accrued interest $3,155,092, due 04/01/14–05/01/47)	3,093,227	0.2
			13,023,678	0.8

Shares			Value	Percentage of Net Assets
		Mutual Funds: 10.2%
164,651,414		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $164,651,414)	164,651,414	10.2

		Total Short-Term Investments (Cost $177,675,092)	177,675,092	11.0

		Total Investments in Securities (Cost $1,802,389,832)	$1,823,184,314	112.9
		Liabilities in Excess of Other Assets	(207,838,745)	(12.9)
		Net Assets	$1,615,345,569	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of March 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

&	Payment-in-kind

cc	Securities purchased with cash collateral for securities loaned.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at March 31, 2014.

±	Defaulted security

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

X	Fair value determined by Voya funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

ˆˆ	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

DKK	Danish Krone

Cost for federal income tax purposes is $1,803,408,729.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$30,434,323
Gross Unrealized Depreciation	(10,658,738)
Net Unrealized Appreciation	$19,775,585

VOYA SHORT TERM BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 60.0%
		Basic Materials: 1.5%
489,000		Eastman Chemical Co., 2.400%, 06/01/17	$498,751	0.3
588,000		Ecolab, Inc., 1.000%, 08/09/15	590,040	0.3
500,000	#, L	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	527,812	0.3
325,000		Rio Tinto Finance USA Ltd., 1.875%, 11/02/15	330,470	0.2
301,000		Rio Tinto Finance USA PLC, 1.375%, 06/17/16	303,777	0.2
330,000	#	Xstrata Finance Canada Ltd., 2.050%, 10/23/15	333,941	0.2
			2,584,791	1.5

		Communications: 6.5%
200,000		Amazon.com, Inc., 1.200%, 11/29/17	198,236	0.1
525,000		AT&T, Inc., 0.800%, 12/01/15	525,595	0.3
337,000		AT&T, Inc., 1.400%, 12/01/17	333,797	0.2
500,000		Cablevision Systems Corp., 8.625%, 09/15/17	595,000	0.4
850,000		Cisco Systems, Inc., 1.100%, 03/03/17	852,473	0.5
342,000		Comcast Corp., 6.300%, 11/15/17	397,885	0.2
74,000		Cox Communications, Inc., 5.450%, 12/15/14	76,502	0.1
365,000		Cox Communications, Inc., 5.500%, 10/01/15	389,353	0.2
500,000		DirecTV Financing Co., Inc., 1.750%, 01/15/18	492,766	0.3
235,000		Discovery Communications LLC, 3.700%, 06/01/15	243,217	0.1
500,000		DISH DBS Corp., 7.125%, 02/01/16	547,500	0.3
414,000		eBay, Inc., 1.350%, 07/15/17	414,283	0.2
600,000		Juniper Networks, Inc., 3.100%, 03/15/16	618,951	0.4
662,000		NBCUniversal Media, LLC, 3.650%, 04/30/15	683,738	0.4
500,000		Sprint Nextel Corp., 6.000%, 12/01/16	549,375	0.3
425,000		Symantec Corp., 2.750%, 09/15/15	436,356	0.3
300,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	314,886	0.2
567,000		Thomson Reuters Corp., 0.875%, 05/23/16	565,250	0.3
313,000		Time Warner, Inc., 3.150%, 07/15/15	323,387	0.2
396,000		Verizon Communications, Inc., 2.500%, 09/15/16	410,329	0.2
1,500,000		Verizon Communications, Inc., 3.000%, 04/01/16	1,565,130	0.9
417,000		Viacom, Inc., 1.250%, 02/27/15	419,612	0.2
352,000		Walt Disney Co., 1.100%, 12/01/17	348,760	0.2
			11,302,381	6.5

		Consumer, Cyclical: 2.9%
454,000		Costco Wholesale Corp., 1.125%, 12/15/17	448,240	0.2
177,000		CVS Caremark Corp., 1.200%, 12/05/16	178,159	0.1
700,000	#	Daimler Finance North America LLC, 1.250%, 01/11/16	704,282	0.4
277,000	#	Glencore Funding LLC, 1.700%, 05/27/16	278,101	0.2
511,000		Home Depot, Inc., 5.400%, 03/01/16	557,011	0.3
180,000	#	Hyundai Capital America, 1.625%, 10/02/15	181,718	0.1
300,000	#	Hyundai Capital America, 1.875%, 08/09/16	303,591	0.2
500,000		Lennar Corp., 4.750%, 12/15/17	532,500	0.3
500,000		MGM Mirage, 7.500%, 06/01/16	559,375	0.3
495,000		Starbucks Corp., 0.875%, 12/05/16	493,357	0.3
280,000		Target Corp., 5.875%, 07/15/16	311,738	0.2
200,000	#	Volkswagen International Finance NV, 1.125%, 11/18/16	200,123	0.1
414,000		Walgreen Co., 1.800%, 09/15/17	417,205	0.2
			5,165,400	2.9

		Consumer, Non-cyclical: 12.7%
550,000		AbbVie, Inc., 1.200%, 11/06/15	554,947	0.3
502,000		Aetna, Inc., 1.500%, 11/15/17	501,496	0.3
455,000		Altria Group, Inc., 4.125%, 09/11/15	476,994	0.3
553,000		Anheuser-Busch InBev Worldwide, Inc., 0.800%, 07/15/15	555,040	0.3
208,000		Archer-Daniels-Midland Co., 5.450%, 03/15/18	235,545	0.1
303,000		Baxter International, Inc., 0.950%, 06/01/16	304,029	0.2
329,000		Beam, Inc., 1.875%, 05/15/17	329,757	0.2
677,000		Cigna Corp., 2.750%, 11/15/16	705,889	0.4
475,000		Coca-Cola Co., 1.800%, 09/01/16	486,651	0.3
600,000		ConAgra Foods, Inc., 1.300%, 01/25/16	604,288	0.4

VOYA SHORT TERM BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
575,000		Covidien International Finance SA, 1.350%, 05/29/15	$579,817	0.3
420,000		Diageo Capital PLC, 0.625%, 04/29/16	418,311	0.2
417,000		Diageo Capital PLC, 1.500%, 05/11/17	420,183	0.3
625,000		Genentech, Inc., 4.750%, 07/15/15	658,592	0.4
500,000		HCA, Inc., 6.500%, 02/15/16	543,750	0.3
500,000		Hertz Corp., 6.750%, 04/15/19	538,125	0.3
500,000		Jarden Corp., 7.500%, 05/01/17	578,125	0.3
475,000		Kellogg Co., 1.125%, 05/15/15	478,030	0.3
202,000		Kimberly-Clark Corp., 6.125%, 08/01/17	233,291	0.1
450,000		Kraft Foods Group, Inc., 1.625%, 06/04/15	455,202	0.3
204,000		Kroger Co/The, 6.400%, 08/15/17	234,383	0.1
304,000		Lorillard Tobacco Co., 3.500%, 08/04/16	320,553	0.2
664,000		McKesson Corp., 0.950%, 12/04/15	666,185	0.4
303,000		McKesson Corp., 1.292%, 03/10/17	302,508	0.2
379,000		Medtronic, Inc., 0.875%, 02/27/17	377,234	0.2
625,000		Merck & Co., Inc., 0.700%, 05/18/16	626,039	0.4
200,000		Molson Coors Brewing Co., 2.000%, 05/01/17	202,221	0.1
386,000	#	Mylan, Inc., 6.000%, 11/15/18	407,590	0.2
200,000		PepsiCo, Inc., 0.700%, 02/26/16	199,808	0.1
747,000		PepsiCo, Inc., 0.700%, 08/13/15	749,012	0.4
420,000		PepsiCo, Inc., 1.250%, 08/13/17	419,331	0.3
323,000	#	Perrigo Co. Plc, 1.300%, 11/08/16	322,579	0.2
473,000		Pfizer, Inc., 5.350%, 03/15/15	494,371	0.3
671,000		Philip Morris International, Inc., 2.500%, 05/16/16	696,636	0.4
343,000		Procter & Gamble Co., 1.450%, 08/15/16	348,206	0.2
523,000		Reynolds American, Inc., 1.050%, 10/30/15	522,827	0.3
500,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.125%, 04/15/19	531,250	0.3
550,000		Sanofi, 1.250%, 04/10/18	538,741	0.3
500,000		Smithfield Foods, Inc., 7.750%, 07/01/17	582,500	0.3
575,000		St Jude Medical, Inc., 2.500%, 01/15/16	590,191	0.3
500,000		Tenet Healthcare Corp., 6.250%, 11/01/18	553,438	0.3
671,000		UnitedHealth Group, Inc., 0.850%, 10/15/15	674,160	0.4
500,000	#	Valeant Pharmaceuticals International, 6.750%, 10/01/17	531,250	0.3
316,000		Ventas Realty L.P., 1.550%, 09/26/16	318,996	0.2
519,000		WellPoint, Inc., 5.250%, 01/15/16	557,872	0.3
359,000	#	WM Wrigley Jr Co., 1.400%, 10/21/16	360,787	0.2
300,000		Zoetis, Inc., 1.150%, 02/01/16	301,350	0.2
			22,088,080	12.7

		Energy: 4.0%
541,000		BP Capital Markets PLC, 0.700%, 11/06/15	542,017	0.3
200,000		BP Capital Markets PLC, 2.248%, 11/01/16	206,537	0.1
467,000		Cameron International Corp., 1.600%, 04/30/15	471,739	0.3
500,000		Chesapeake Energy Corp., 3.250%, 03/15/16	506,250	0.3
500,000		CNOOC Finance 2013 Ltd., 1.125%, 05/09/16	500,142	0.3
282,000		ConocoPhillips, 5.200%, 05/15/18	318,199	0.2
358,000		Enterprise Products Operating, LLC, 1.250%, 08/13/15	360,510	0.2
261,000		Marathon Oil Corp., 0.900%, 11/01/15	261,608	0.2
302,000		Petrobras Global Finance BV, 2.000%, 05/20/16	300,113	0.2
500,000		Petrobras International Finance Co.—Pifco, 3.500%, 02/06/17	506,724	0.3
123,000		Petrobras International Finance Co., 2.875%, 02/06/15	124,907	0.1
336,000		Shell International Finance BV, 3.100%, 06/28/15	347,208	0.2
201,000		Statoil ASA, 1.950%, 11/08/18	201,440	0.1
500,000		Tesoro Corp., 4.250%, 10/01/17	527,500	0.3
500,000		TNK-BP Finance SA, 6.625%, 03/20/17	538,125	0.3
421,000		Total Capital International SA, 0.750%, 01/25/16	422,431	0.2
250,000		Total Capital International SA, 1.550%, 06/28/17	252,700	0.1
600,000		TransCanada PipeLines Ltd., 0.750%, 01/15/16	600,730	0.3
			6,988,880	4.0

		Financial: 25.9%
450,000	#	ABN AMRO Bank NV, 1.375%, 01/22/16	454,055	0.3
280,000		ACE INA Holdings, Inc., 5.700%, 02/15/17	313,891	0.2
500,000		Ally Financial, Inc., 5.500%, 02/15/17	545,000	0.3

VOYA SHORT TERM BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
199,000		American Express Credit Corp., 1.750%, 06/12/15	$201,829	0.1
286,000		American Express Credit Corp., 2.800%, 09/19/16	298,476	0.2
417,000	#	American Honda Finance Corp., 1.000%, 08/11/15	419,580	0.2
740,000		American International Group, Inc., 5.600%, 10/18/16	820,112	0.5
600,000		Australia & New Zealand Banking Group Ltd., 0.900%, 02/12/16	602,753	0.3
500,000		Banco BTG Pactual SA/Cayman Islands, 4.875%, 07/08/16	515,000	0.3
500,000		Bancolombia SA, 4.250%, 01/12/16	523,750	0.3
600,000		Bank of America Corp., 1.250%, 01/11/16	603,458	0.3
1,100,000		Bank of America Corp., 2.600%, 01/15/19	1,105,900	0.6
660,000		Bank of America Corp., 3.750%, 07/12/16	698,398	0.4
675,000		Bank of Montreal, 0.800%, 11/06/15	677,658	0.4
675,000		Bank of Nova Scotia, 0.750%, 10/09/15	677,127	0.4
320,000		Bank of Nova Scotia, 2.550%, 01/12/17	332,212	0.2
425,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd/The, 1.550%, 09/09/16	429,483	0.2
339,000	#	Banque Federative du Credit Mutuel SA, 1.700%, 01/20/17	339,935	0.2
870,000		Barclays Bank PLC, 5.000%, 09/22/16	953,303	0.5
900,000		BB&T Corp., 1.600%, 08/15/17	903,488	0.5
210,000		BB&T Corp., 5.200%, 12/23/15	225,165	0.1
500,000	#	BBVA Banco Continental SA, 2.250%, 07/29/16	502,500	0.3
481,000		BBVA, 4.664%, 10/09/15	505,362	0.3
819,000		Berkshire Hathaway Finance Corp., 2.450%, 12/15/15	845,417	0.5
330,000		Berkshire Hathaway Finance Corp., 1.600%, 05/15/17	334,345	0.2
336,000		Canadian Imperial Bank of Commerce/Canada, 0.900%, 10/01/15	338,244	0.2
470,000		Charles Schwab Corp., 0.850%, 12/04/15	471,931	0.3
500,000		CIT Group, Inc., 5.000%, 05/15/17	536,875	0.3
315,000		Citigroup, Inc., 1.700%, 07/25/16	318,786	0.2
524,000		Citigroup, Inc., 1.250%, 01/15/16	526,112	0.3
544,000		Citigroup, Inc., 1.300%, 04/01/16	546,343	0.3
698,000		Citigroup, Inc., 2.650%, 03/02/15	710,854	0.4
600,000		Citigroup, Inc., 5.500%, 02/15/17	662,833	0.4
303,000		Commonwealth Bank of Australia/New York NY, 1.125%, 03/13/17	302,096	0.2
250,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 1.700%, 03/19/18	248,290	0.1
359,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 2.125%, 10/13/15	367,695	0.2
324,000		Credit Suisse/New York NY, 3.500%, 03/23/15	333,486	0.2
474,000		Deutsche Bank AG/London, 3.250%, 01/11/16	493,954	0.3
500,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	498,327	0.3
781,000		Fifth Third Bancorp., 3.625%, 01/25/16	819,846	0.5
200,000		Ford Motor Credit Co. LLC, 1.700%, 05/09/16	202,354	0.1
600,000		Ford Motor Credit Co., LLC, 2.750%, 05/15/15	612,430	0.4
605,000		General Electric Capital Corp., 1.000%, 12/11/15	609,558	0.4
920,000		General Electric Capital Corp., 4.875%, 03/04/15	958,631	0.6
499,000		Goldman Sachs Group, Inc./The, 1.600%, 11/23/15	504,414	0.3
250,000		Goldman Sachs Group, Inc., 0.637%, 07/22/15	249,957	0.1
762,000		Goldman Sachs Group, Inc., 0.742%, 01/12/15	763,037	0.4
391,000		Goldman Sachs Group, Inc., 3.625%, 02/07/16	409,699	0.2
500,000		HCP, Inc., 3.750%, 02/01/16	526,602	0.3
252,000		Health Care REIT, Inc., 2.250%, 03/15/18	253,044	0.1
312,000		Health Care REIT, Inc., 3.625%, 03/15/16	327,831	0.2
426,000	#	HSBC Bank PLC, 1.500%, 05/15/18	417,787	0.2
296,000		HSBC USA, Inc., 2.375%, 02/13/15	301,123	0.2
325,000		Huntington National Bank/The, 1.350%, 08/02/16	326,790	0.2
541,000	#	International Lease Finance Corp., 6.500%, 09/01/14	554,525	0.3
339,000		Intesa Sanpaolo SpA, 2.375%, 01/13/17	340,416	0.2
300,000		John Deere Capital Corp., 0.750%, 01/22/16	301,392	0.2
442,000		JPMorgan Chase & Co., 1.625%, 05/15/18	434,618	0.2
975,000		JPMorgan Chase & Co., 3.150%, 07/05/16	1,020,933	0.6

VOYA SHORT TERM BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
484,000		JPMorgan Chase & Co., 3.700%, 01/20/15	$496,297	0.3
313,000		KeyCorp, 2.300%, 12/13/18	312,301	0.2
500,000		Manufacturers & Traders Trust Co., 1.450%, 03/07/18	489,846	0.3
312,000	#	MassMutual Global Funding II, 3.125%, 04/14/16	327,156	0.2
470,000	#	MetLife Institutional Funding II, 1.625%, 04/02/15	475,724	0.3
419,000		MetLife, Inc., 1.756%, 12/15/17	423,027	0.2
245,000	#	Metropolitan Life Global Funding I, 1.700%, 06/29/15	248,317	0.1
142,000		Morgan Stanley, 1.750%, 02/25/16	143,910	0.1
545,000		Morgan Stanley, 2.125%, 04/25/18	544,471	0.3
250,000		Morgan Stanley, 5.450%, 01/09/17	276,597	0.2
275,000		Morgan Stanley, 6.000%, 04/28/15	290,376	0.2
535,000		National Australia Bank Ltd./New York, 1.600%, 08/07/15	542,577	0.3
300,000	#	National Australia Bank Ltd., 1.250%, 03/08/18	294,784	0.2
397,000		National Rural Utilities Cooperative Finance Corp., 1.100%, 01/27/17	395,919	0.2
500,000	#	Nordea Bank AB, 0.875%, 05/13/16	499,592	0.3
315,000		PNC Funding Corp., 2.700%, 09/19/16	327,620	0.2
550,000		PNC Funding Corp., 5.625%, 02/01/17	609,364	0.4
332,000		Principal Financial Group, Inc., 1.850%, 11/15/17	333,290	0.2
321,000		Prudential Financial, Inc., 3.875%, 01/14/15	329,348	0.2
418,000		Realty Income Corp., 2.000%, 01/31/18	413,883	0.2
450,000		Regions Financial Corp., 5.750%, 06/15/15	474,728	0.3
68,000		Regions Financial Corp., 7.750%, 11/10/14	70,872	0.0
625,000		Royal Bank of Canada, 0.850%, 03/08/16	626,781	0.4
600,000		Royal Bank of Canada, 1.500%, 01/16/18	595,615	0.3
613,000		Santander Holdings USA, Inc./PA, 3.000%, 09/24/15	631,545	0.4
400,000		SLM Corp., 3.875%, 09/10/15	414,000	0.2
303,000		State Street Corp., 1.350%, 05/15/18	297,849	0.2
545,000		State Street Corp., 2.875%, 03/07/16	567,645	0.3
680,000		Sumitomo Mitsui Banking Corp., 1.500%, 01/18/18	670,557	0.4
500,000		SunTrust Bank/Atlanta GA, 0.526%, 08/24/15	498,749	0.3
330,000		SunTrust Bank/Atlanta GA, 0.533%, 04/01/15	329,395	0.2
210,000		UBS AG, 5.875%, 07/15/16	231,886	0.1
250,000		US Bancorp, 2.200%, 11/15/16	258,233	0.1
422,000		Wells Fargo & Co., 1.500%, 01/16/18	418,455	0.2
644,000		Wells Fargo & Co., 2.100%, 05/08/17	660,012	0.4
270,000		Westpac Banking Corp., 1.125%, 09/25/15	272,038	0.2
200,000		Westpac Banking Corp., 2.000%, 08/14/17	203,475	0.1
			45,115,244	25.9

		Industrial: 2.0%
419,000		3M Co., 1.000%, 06/26/17	417,692	0.2
500,000	#	Aviation Capital Group Corp., 3.875%, 09/27/16	518,298	0.3
261,000		Caterpillar Financial Services Corp., 0.700%, 11/06/15	261,821	0.2
250,000		Caterpillar Financial Services Corp., 0.700%, 02/26/16	250,136	0.1
440,000		General Electric Co., 0.850%, 10/09/15	442,183	0.3
500,000		SPX Corp., 6.875%, 09/01/17	570,000	0.3
322,000		Thermo Fisher Scientific, Inc., 2.250%, 08/15/16	330,236	0.2
279,000		United Parcel Service, Inc., 1.125%, 10/01/17	277,352	0.2
400,000		Waste Management, Inc., 2.600%, 09/01/16	414,516	0.2
			3,482,234	2.0

		Technology: 2.3%
320,000		Altera Corp., 1.750%, 05/15/17	322,440	0.2
473,000		Apple Inc., 1.000%, 05/03/18	459,078	0.2
127,000		Computer Sciences Corp., 2.500%, 09/15/15	129,678	0.1
450,000		International Business Machines Corp., 1.950%, 07/22/16	463,336	0.3
474,000		Intel Corp., 1.350%, 12/15/17	471,304	0.3
250,000		Intel Corp., 1.950%, 10/01/16	257,079	0.1
500,000	L	Microsoft Corp., 1.000%, 05/01/18	488,785	0.3
375,000		NetApp Inc., 2.000%, 12/15/17	379,304	0.2
550,000		Oracle Corp., 1.200%, 10/15/17	546,248	0.3
2,000		Texas Instruments, Inc., 0.450%, 08/03/15	2,002	0.0
179,000		Xerox Corp., 2.950%, 03/15/17	186,259	0.1
300,000		Xerox Corp., 4.250%, 02/15/15	309,181	0.2
			4,014,694	2.3

VOYA SHORT TERM BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: 2.2%
600,000		Dominion Resources, Inc./VA, 1.400%, 09/15/17	$592,035	0.3
200,000		Dominion Resources, Inc., 2.250%, 09/01/15	204,058	0.1
581,000		NextEra Energy Capital Holdings, Inc., 1.200%, 06/01/15	583,874	0.3
690,000		Georgia Power Co., 0.625%, 11/15/15	689,932	0.4
362,000		Georgia Power Co., 0.750%, 08/10/15	362,822	0.2
400,000		Georgia Power Co., 3.000%, 04/15/16	417,869	0.3
323,000		Progress Energy, Inc., 5.625%, 01/15/16	349,327	0.2
252,000		PSEG Power, LLC, 2.750%, 09/15/16	262,078	0.2
400,000		Xcel Energy, Inc., 0.750%, 05/09/16	399,159	0.2
			3,861,154	2.2

		Total Corporate Bonds/Notes (Cost $104,205,612)	104,602,858	60.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 12.8%
468,000	#	American General Mortgage Loan Trust 2010-1, 5.650%, 03/25/58	477,937	0.3
430,000		Banc of America Commercial Mortgage Trust 2007-3, 5.598%, 06/10/49	440,228	0.3
580,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.317%, 06/10/49	631,454	0.4
520,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.339%, 07/10/43	536,787	0.3
640,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 6.038%, 11/10/38	672,681	0.4
617,000		Bank of America Merrill Lynch Commercial Mortgage, Inc., 4.621%, 07/10/43	626,603	0.4
512,709		Bear Stearns Commercial Mortgage Securities Trust 2003-TOP12, 4.727%, 08/13/39	516,470	0.3
590,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, 5.074%, 02/13/42	609,002	0.3
192,344		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR18, 5.957%, 06/11/50	196,506	0.1
300,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR8, 4.750%, 06/11/41	309,911	0.2
640,264		CD 2007-CD4 Commercial Mortgage Trust, 5.289%, 12/11/49	697,395	0.4
330,000		COMM Mortgage Trust, 5.316%, 06/10/44	331,043	0.2
316,319		COMM 2013-CCRE7 Mortgage Trust, 0.716%, 03/10/46	314,936	0.2
34,085		Commercial Mortgage Trust, 4.619%, 08/10/42	34,089	0.0
37,304		Commercial Mortgage Trust, 5.308%, 12/15/39	37,633	0.0
220,000		Commercial Mortgage Trust 2007-GG9, 5.447%, 03/10/39	223,177	0.1
600,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%, 04/15/37	606,041	0.3
557,000		Credit Suisse First Boston Mortgage Securities Corp., 5.290%, 08/15/38	575,130	0.3
29,230	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	29,310	0.0
860,000	#	Credit Suisse Mortgage Capital Certificates, 2.405%, 02/10/29	858,870	0.5
45,000	#	CSMC Series 2009-RR3, 5.342%, 12/15/43	48,740	0.0
100,000	#	Del Coronado Trust, 4.000%, 03/15/26	100,044	0.1
250,000	#	GCCFC Commercial Mortgage Trust, 6.109%, 06/10/36	251,312	0.1
560,000		GE Capital Commercial Mortgage Corp., 5.133%, 05/10/43	579,225	0.3
151,370		GE Capital Commercial Mortgage Corp., 5.309%, 11/10/45	151,887	0.1
282,542		Greenwich Capital Commercial Funding Corp., 5.381%, 03/10/39	287,151	0.2
810,000		Greenwich Capital Commercial Funding Corp., 5.475%, 03/10/39	872,945	0.5
11,732		GS Mortgage Securities Corp. II, 5.506%, 04/10/38	11,742	0.0
270,000	#	Hilton USA Trust 2013-HLT, 2.662%, 11/05/30	271,185	0.2
250,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 1.555%, 10/15/30	250,374	0.1
30,214	#	JP Morgan Chase Commercial Mortgage Securities Corp., 4.158%, 01/12/39	30,195	0.0

VOYA SHORT TERM BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
610,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.878%, 01/15/42	$621,511	0.4
120,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.790%, 02/15/51	121,164	0.1
44,244		JP Morgan Chase Commercial Mortgage Securities Corp., 5.800%, 06/15/49	44,287	0.0
210,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1, 0.355%, 03/15/46	208,266	0.1
1,280,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4, 5.040%, 10/15/42	1,319,761	0.8
85,982		JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-CIBC13, 5.240%, 01/12/43	87,302	0.1
310,000	#	LB-UBS Commercial Mortgage Trust 2002-C4, 5.914%, 10/15/35	314,202	0.2
280,000		LB-UBS Commercial Mortgage Trust 2004-C4, 6.000%, 06/15/36	281,554	0.2
1,210,000		LB-UBS Commercial Mortgage Trust 2005-C5, 5.127%, 09/15/40	1,261,434	0.7
299,878		LB-UBS Commercial Mortgage Trust 2006-C7, 5.300%, 11/15/38	310,787	0.2
420,000	#	LB-UBS Commercial Mortgage Trust, 5.261%, 10/15/36	430,601	0.2
184,687		ML-CFC Commercial Mortgage Trust 2007-9, 5.644%, 09/12/49	188,115	0.1
233,965		Morgan Stanley Capital I Trust 2005-HQ6, 4.973%, 08/13/42	236,713	0.1
221,389		Morgan Stanley Capital I Trust 2006-TOP21, 5.185%, 10/12/52	223,902	0.1
570,000		Morgan Stanley Capital I Trust 2007-TOP27, 5.648%, 06/11/42	620,684	0.4
580,000		Morgan Stanley Capital I, 5.073%, 08/13/42	601,985	0.3
76,537	#	Morgan Stanley Re-REMIC Trust 2010-C30, 5.246%, 12/17/43	76,841	0.0
108,115	#	NorthStar 2012-1 Mortgage Trust, 1.357%, 08/25/29	108,243	0.1
800,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	859,563	0.5
686,997		TIAA Seasoned Commercial Mortgage Trust, 5.551%, 08/15/39	720,170	0.4
430,000	#	Wachovia Bank Commercial Mortgage Trust Series 2004-C14, 5.719%, 08/15/41	433,466	0.2
360,000		Wachovia Bank Commercial Mortgage Trust Series 2005-C17, 5.396%, 03/15/42	368,182	0.2
220,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.722%, 05/15/43	239,908	0.1
114,806		Wachovia Bank Commercial Mortgage Trust, 5.246%, 12/15/43	115,171	0.1
960,000		Wachovia Bank Commercial Mortgage Trust, 5.603%, 10/15/48	1,043,811	0.6

		Total Collateralized Mortgage Obligations (Cost $22,535,068)	22,417,626	12.8

ASSET-BACKED SECURITIES: 15.1%
		Automobile Asset-Backed Securities: 2.8%
389,000		Capital Auto Receivables Asset Trust 2013-1, 0.790%, 06/20/17	389,302	0.2
340,000		Capital Auto Receivables Asset Trust 2013-3, 1.310%, 12/20/17	342,790	0.2
326,000		CarMax Auto Owner Trust, 0.890%, 08/17/18	325,003	0.2
280,000		Fifth Third Auto 2013-1, 1.300%, 02/18/20	282,405	0.2
226,000		Harley-Davidson Motorcycle Trust 2012-1, 0.910%, 02/15/18	227,096	0.1
481,000	#	Hyundai Auto Lease Securitization Trust, 0.660%, 06/15/16	481,866	0.3
768,000		Hyundai Auto Receivables Trust, 0.750%, 09/17/18	765,424	0.4
140,000		Nissan Auto Receivables 2013-C Owner Trust, 1.300%, 06/15/20	139,526	0.1
650,000		Nissan Auto Receivables 2013-B Owner Trust, 1.310%, 10/15/19	653,491	0.4
700,000		Smart Trust, 1.050%, 10/14/18	696,356	0.4
68,874		Toyota Auto Receivables Owner Trust, 0.750%, 02/16/16	69,014	0.0
100,000		Toyota Auto Receivables Owner Trust, 1.180%, 06/17/19	99,899	0.0
527,000		World Omni Auto Receivables Trust 2013-A, 0.870%, 07/15/19	525,428	0.3
			4,997,600	2.8

		Credit Card Asset-Backed Securities: 1.8%
800,000		Chase Issuance Trust, 1.150%, 01/15/19	800,484	0.5
786,000		Citibank Credit Card Issuance Trust, 5.350%, 02/07/20	891,848	0.5

VOYA SHORT TERM BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Credit Card Asset-Backed Securities: (continued)
582,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	$663,675	0.4
170,000		Discover Card Execution Note Trust, 0.585%, 07/15/21	170,612	0.1
200,000		Discover Card Execution Note Trust, 1.040%, 04/15/19	200,325	0.1
418,000		Dryrock Issuance Trust, 0.640%, 08/15/18	417,744	0.2
			3,144,688	1.8

		Home Equity Asset-Backed Securities: 0.2%
294,457		Chase Funding Loan Acquisition Trust Series 2003-C2, 4.750%, 12/25/19	303,443	0.2

		Other Asset-Backed Securities: 10.3%
203,800	#	Aimco CDO, 0.487%, 10/20/19	201,578	0.1
500,000	#	Apidos CDO II, 1.039%, 12/21/18	488,307	0.3
250,000	#	Ares VIR CLO Ltd., 2.134%, 03/12/18	249,050	0.1
176,019	#	Ares VR CLO Ltd., 2.136%, 02/24/18	174,580	0.1
325,000	#	Ares XII CLO Ltd., 2.235%, 11/25/20	323,677	0.2
625,000	#	Atrium III, 2.234%, 10/27/16	617,340	0.4
250,000	#	Atrium III, 6.334%, 10/27/16	250,330	0.2
500,000	#	Atrium IV, 0.985%, 06/08/19	488,134	0.3
500,000	#	Ballyrock CLO 2006-1 Ltd., 1.733%, 08/28/19	496,195	0.3
500,000	#	Ballyrock CLO 2006-2 Ltd., 1.642%, 01/14/20	490,844	0.3
523,507	#	Ballyrock CLO 2006-1 Ltd., 3.683%, 08/28/19	521,189	0.3
500,000	#	Callidus Debt Partners CLO Fund IV Ltd., 2.038%, 04/17/20	496,043	0.3
250,000	#	Callidus Debt Partners CLO Fund VII Ltd., 1.737%, 01/21/21	251,829	0.2
250,000	#	Callidus Debt Partners CLO Fund VII Ltd., 2.487%, 01/21/21	250,083	0.1
500,000	#	Callidus Debt Partners CLO Fund VII Ltd., 3.687%, 01/21/21	501,753	0.3
400,000	#	Carlyle Arnage CLO Ltd., 3.484%, 08/27/21	402,203	0.2
250,000	#	Castle Garden Funding, 0.986%, 10/27/20	246,773	0.1
300,000	#	Castle Garden Funding, 4.986%, 10/27/20	300,537	0.2
375,000	#	CIFC Funding 2006-I Ltd., 0.637%, 10/20/20	365,582	0.2
400,000	#	CIFC Funding 2006-II Ltd., 1.836%, 03/01/21	382,556	0.2
589,000		CNH Equipment Trust, 0.650%, 04/16/18	590,153	0.3
500,000	#	CP Uniq Aps, 2.039%, 04/15/18	487,437	0.3
500,000	#	Dryden VIII Leveraged Loan CDO 2005, 0.956%, 05/22/17	495,907	0.3
130,150	#	Emporia Preferred Funding II Corp., 0.517%, 10/18/18	129,940	0.1
575,000	#	Emporia Preferred Funding, 0.737%, 10/18/18	570,299	0.3
171,217	#	GSAMP Trust 2005-SEA2, 0.504%, 01/25/45	167,424	0.1
500,000	#	Gulf Stream — Compass CLO 2005-II Ltd., 1.037%, 01/24/20	493,596	0.3
500,000	#	Gulf Stream — Compass CLO 2007-I Ltd., 2.235%, 10/28/19	496,136	0.3
500,000	#	Gulf Stream — Compass CLO 2007-I Ltd., 3.685%, 10/28/19	500,227	0.3
500,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 0.574%, 08/21/20	495,938	0.3
300,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 0.934%, 08/21/20	289,141	0.2
225,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 1.834%, 08/21/20	213,293	0.1
400,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 0.686%, 08/07/21	388,002	0.2
250,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 2.536%, 08/07/21	246,563	0.1
250,000	#	Hewett’s Island Clo IV Ltd., 0.987%, 05/09/18	249,117	0.1
400,000	#	Hewett’s Island Clo IV Ltd., 1.887%, 05/09/18	396,595	0.2
250,000	#	Kingsland III Ltd., 0.886%, 08/24/21	237,101	0.1
500,000	#	Landmark VI CDO Ltd, 0.742%, 01/14/18	491,608	0.3
250,000	#	Madison Park Funding Ltd., 2.137%, 05/10/19	250,061	0.1
1,050,000		Madison Park Funding Ltd., 4.987%, 05/10/19	1,051,212	0.6
500,000	#	Northwoods Capital V Ltd., 2.134%, 12/07/20	490,725	0.3
300,000	#	Silverado CLO 2006-I Ltd., 0.667%, 04/11/20	296,701	0.2
500,000	#	Stanfield Veyron CLO Ltd., 0.919%, 07/15/18	494,430	0.3
465,430		Structured Asset Securities Corp. Trust 2005-AR1, 0.354%, 09/25/35	464,626	0.3

VOYA SHORT TERM BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
425,000	#	WhiteHorse III Ltd./Corp, 0.988%, 05/01/18	$421,635	0.2
			17,906,450	10.3

		Total Asset-Backed Securities (Cost $26,249,416)	26,352,181	15.1

U.S. TREASURY OBLIGATIONS: 1.8%
		U.S. Treasury Notes: 1.8%
250,000		0.125%, due 04/30/15	249,971	0.1
1,508,000		0.375%, due 03/31/16	1,506,527	0.9
1,280,000		0.750%, due 03/15/17	1,275,449	0.7
98,000		1.625%, due 03/31/19	97,537	0.1

		Total U.S. Treasury Obligations (Cost $3,132,714)	3,129,484	1.8

FOREIGN GOVERNMENT BONDS: 1.1%
EUR 1,204,000		Ireland Government Bond, 5.500%, 10/18/17	1,916,494	1.1

		Total Foreign Government Bonds (Cost $1,860,183)	1,916,494	1.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.8%
		Federal Home Loan Mortgage Corporation: 4.5%##
1,359,358		5.000%, due 07/15/39	1,454,837	0.8
182,838		5.500%, due 01/01/37	200,795	0.1
1,563,779		5.500%, due 07/01/38	1,739,333	1.0
521,695		5.500%, due 07/01/38	581,071	0.3
400,534		5.500%, due 08/01/38	442,934	0.3
51,220		5.500%, due 10/01/38	57,038	0.0
48,512		5.500%, due 10/01/38	53,909	0.0
1,013,996		5.500%, due 11/01/38	1,120,377	0.7
681,827		5.500%, due 02/01/39	750,981	0.4
1,338,181		6.000%, due 12/15/28	1,471,205	0.9
			7,872,480	4.5

		Federal National Mortgage Association: 3.1%##
463,130		3.000%, due 12/25/39	472,011	0.3
589,647		3.000%, due 04/25/40	606,087	0.3
690,512		3.000%, due 05/25/40	697,519	0.4
508,280		4.000%, due 10/25/50	529,555	0.3
620,415		4.500%, due 10/25/40	635,456	0.4
976,731		5.000%, due 01/01/23	1,055,077	0.6
500,827		5.000%, due 07/01/34	550,078	0.3
724,685		6.000%, due 01/01/38	817,838	0.5
			5,363,621	3.1

		Government National Mortgage Association: 1.2%
1,800,000		7.115%, due 12/20/38	2,088,000	1.2

		Total U.S. Government Agency Obligations (Cost $15,262,095)	15,324,101	8.8

		Total Long-Term Investments (Cost $173,245,088)	173,742,744	99.6

SHORT-TERM INVESTMENTS: 1.6%
		Securities Lending Collateralcc(1): 0.5%
832,742		Morgan Stanley, Repurchase Agreement dated 03/31/14, 0.10%, due 04/01/14 (Repurchase Amount $832,744, collateralized by various U.S. Government Agency Obligations, 1.360%–8.500%, Market Value plus accrued interest $849,397, due 05/01/17–12/01/44) (Cost $832,742)	832,742	0.5

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.1%
1,912,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $1,912,000)	1,912,000	1.1

		Total Short-Term Investments (Cost $2,744,742)	2,744,742	1.6

		Total Investments in Securities (Cost $175,989,830)	$176,487,486	101.2
		Liabilities in Excess of Other Assets	(2,044,029)	(1.2)
		Net Assets	$174,443,457	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of March 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at March 31, 2014.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

EUR	EU Euro

Cost for federal income tax purposes is $175,990,929.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,005,567
Gross Unrealized Depreciation	(509,010)
Net Unrealized Appreciation	$496,557

VOYA STRATEGIC INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014

Shares			Value	Percentage of Net Assets

INVESTMENT COMPANIES: 66.1%
		Affiliated Investment Companies: 66.1%
193,443		Voya Floating Rate Fund — Class P	$1,975,053	35.1
205,801		Voya High Yield Bond Fund — Class P	1,745,189	31.0

		Total Investment Companies (Cost $3,678,997)	3,720,242	66.1

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.3%
10,000		Banc of America Commercial Mortgage Trust 2007-4, 5.892%, 02/10/51	10,299	0.2
10,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.339%, 07/10/43	10,254	0.2
18,021		Bear Stearns Alternative-A Trust, 0.794%, 07/25/34	17,239	0.3
10,000		CD 2007-CD5 Mortgage Trust, 6.116%, 11/15/44	10,918	0.2
14,131		Citigroup Mortgage Loan Trust 2006-AR9, 5.607%, 11/25/36	12,335	0.2
99,694	ˆ	COMM 2013-CCRE12 Mortgage Trust, 1.437%, 10/10/46	9,035	0.1
100,000	ˆ	Commercial Mortgage Pass Through Certificates, 1.601%, 04/10/47	8,947	0.1
10,000		Commercial Mortgage Trust, 5.216%, 07/15/44	10,368	0.2
40,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%, 04/15/37	40,403	0.7
10,000		Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	10,939	0.2
10,000		GS Mort Sec Corp. II Commercial Mort Ps Thr Cert Ser 2004-GG2, 5.987%, 08/10/38	9,998	0.2
1,000,000	#, ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.360%, 12/15/47	26,524	0.5
10,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9, 5.723%, 06/12/41	8,555	0.1
10,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1, 0.355%, 03/15/46	9,917	0.2
10,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4, 5.129%, 10/15/42	9,305	0.2
10,000		LB Commercial Mortgage Trust 2007-C3, 5.868%, 07/15/44	10,174	0.2
10,000		LB-UBS Commercial Mortgage Trust 2000-C4, 8.150%, 07/15/32	10,350	0.2
10,000		LB-UBS Commercial Mortgage Trust 2004-C6, 5.206%, 08/15/36	10,123	0.2
10,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	10,350	0.2
10,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.954%, 07/15/40	9,988	0.2
98,505	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, 1.504%, 12/15/48	6,761	0.1
352,421	#, ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 1.883%, 08/15/45	32,750	0.6
25,000		Morgan Stanley Capital I Trust 2006-HQ10, 5.389%, 11/12/41	25,352	0.4
15,890		Prime Mortgage Trust 2007-1, 5.500%, 03/25/37	14,358	0.2
10,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 5.953%, 02/15/51	10,006	0.2
10,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 5.953%, 02/15/51	10,406	0.2

		Total Collateralized Mortgage Obligations (Cost $353,305)	355,654	6.3

U.S. TREASURY OBLIGATIONS: 13.4%
		U.S. Treasury Bonds: 1.1%
60,000		3.750%, due 11/15/43	62,128	1.1

		U.S. Treasury Notes: 12.3%
150,000		0.125%, due 04/30/15	149,983	2.7
88,000		2.250%, due 03/31/21	87,704	1.6

VOYA STRATEGIC INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury Notes: (continued)
452,000		2.750%, due 02/15/24	$453,095	8.0
			690,782	12.3

		Total U.S. Treasury Obligations (Cost $753,980)	752,910	13.4

U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.9%
		Federal Home Loan Mortgage Corporation: 4.9%##
1,743,660	ˆ	6.500%, due 06/15/32	276,405	4.9

		Federal National Mortgage Association: 4.4%##
1,078,465	ˆ	4.500%, due 10/25/41	212,310	3.8
29,798		5.500%, due 10/01/39	32,940	0.6
			245,250	4.4

		Government National Mortgage Association: 0.6%
174,268	ˆ	3.500%, due 10/20/41	32,449	0.6

		Total U.S. Government Agency Obligations (Cost $527,478)	554,104	9.9

		Total Long-Term Investments (Cost $5,313,760)	5,382,910	95.7

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.0%
		Mutual Funds: 6.0%
339,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $339,000)	339,000	6.0

		Total Short-Term Investments (Cost $339,000)	339,000	6.0

		Total Investments in Securities (Cost $5,652,760)	$5,721,910	101.7
		Liabilities in Excess of Other Assets	(94,709)	(1.7)
		Net Assets	$5,627,201	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of March 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $5,652,872.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$75,401
Gross Unrealized Depreciation	(6,363)
Net Unrealized Appreciation	$69,038

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Funds Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 6, 2014

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 6, 2014